    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2000

                                                       REGISTRATION NOS. 2-99715
                                                                811-4386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
            THE SECURITIES ACT OF 1933                                       [X]
               Post-Effective Amendment No. 45                               [X]
                                            and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                            [X]
               Amendment No. 46                                              [X]


                           VAN KAMPEN TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

        1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)

                              A. THOMAS SMITH III
            Executive Vice President, General Counsel and Secretary
                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                 P.O. Box 5555
                        Oakbrook Terrace, IL 60181-5555
                    (Name and Address of Agent for Service)

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)


          [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)



          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)



          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)


          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Registration Statement contains seven Prospectuses and seven Statements of Additional Information describing seven series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:


     Facing Page


     Prospectuses with respect to the Applicable Series, in the following order:



   (i)  Van Kampen Tax Free High Income Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen California Insured Tax Free Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen Intermediate Term Municipal Income Fund
  (vi)  Van Kampen Florida Insured Tax Free Income Fund
 (vii)  Van Kampen New York Tax Free Income Fund



     Statements of Additional Information with respect to the Applicable Series, in the following order:



   (i)  Van Kampen Tax Free High Income Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen California Insured Tax Free Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen Intermediate Term Municipal Income Fund
  (vi)  Van Kampen Florida Insured Tax Free Income Fund
 (vii)  Van Kampen New York Tax Free Income Fund


     Part C Information

     Exhibits
                           -------------------------


     The Prospectus and Statement of Additional Information with respect to each of Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund, three other series of the Registrant, included in Post-Effective Amendment No. 31 to the Registration Statement of the Registrant, are included herein by reference and no changes thereto are affected hereby.



     The Prospectus and Statement of Additional Information with respect to Van Kampen California Municipal Income Fund, a series of the Registrant, included in Post-Effective Amendment No. 44 to the Registration Statement of the Registrant, is included herein by reference and no changes thereto are affected hereby.

                                   VAN KAMPEN
                           TAX FREE HIGH INCOME FUND


Van Kampen Tax Free High Income Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                   This prospectus is dated  JANUARY 28, 2000


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  16
Redemption of Shares..............................  22
Distributions from the Fund.......................  24
Shareholder Services..............................  24
Federal Income Taxation...........................  26
Financial Highlights..............................  29
Appendix--Description of Securities Ratings....... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium and lower grade municipal securities.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities that are rated at the time of purchase between BBB and B- (inclusive) by Standard and Poor's ("S&P") or between Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher grade securities (see sidebar for an explanation of quality ratings).



The Fund's investment adviser buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities that it believes offers higher yields with reasonable credit risks considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the Fund's investment adviser's assessments materially change.



Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, and interest rate swaps or other interest rate-related transactions) for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer or general economic news than higher-grade securities.



Market risk is often greater among certain types of debt securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


                               UNDERSTANDING
                              QUALITY RATINGS


Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.


     Moody's       S&P        Meaning
------------------------------------------------------
         Aaa
 ......................................................
                   AAA        Highest quality
          Aa       AA         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         Baa       BBB        Average quality
 ......................................................
          Ba       BB         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         Caa       CCC        Poor quality
 ......................................................
          Ca       CC         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
          --       D          In default
 ......................................................

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. The Fund invests primarily in securities with medium- and lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment-grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investment in higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


                                 UNDERSTANDING
                              MUNICIPAL SECURITIES


   Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investor's home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Are in a high federal income tax bracket

- Are willing to take on the increased risks of investing in medium- and lower-grade securities in exchange for potentially higher income



- Wish to add to their personal investment portfolio a fund that invests primarily in medium- and lower-grade municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.
[GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                              3.23
1991                                                                              8.51
1992                                                                              0.08
1993                                                                             15.82
1994                                                                             -4.93
1995                                                                             15.52
1996                                                                              3.21
1997                                                                              9.05
1998                                                                              5.98
1999                                                                             -4.10


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return was 6.09% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.60% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                          Past
         for the                           10 Years
      Periods Ended     Past      Past     or Since
    December 31, 1999  1 Year    5 Years   Inception
--------------------------------------------------------
    Van Kampen Tax
    Free High Income
    Fund -- Class A
    Shares              -8.65%    4.71%        4.50%
    Lehman Brothers
    Municipal Bond
    Index               -2.06%    6.91%        6.89%
 ........................................................
    Van Kampen Tax
    Free High Income
    Fund -- Class B
    Shares              -8.42%    4.68%        4.40%(1)
    Lehman Brothers
    Municipal Bond
    Index               -2.06%    6.91%        5.40%(2)
 ........................................................
    Van Kampen Tax
    Free High Income
    Fund -- Class C
    Shares              -5.70%    4.92%        3.90%(3)
    Lehman Brothers
    Municipal Bond
    Index               -2.06%    6.91%        5.23%(4)
 ........................................................



Inception dates: (1) 5/1/93, (2) 4/30/93, (3) 8/13/93, (4) 7/31/93.



 * The Lehman Brothers Municipal Bond Index is a broad-based, statistical composite of municipal bonds.



The current yield for the thirty-day period ended September 30, 1999 is 5.41% for Class A Shares, 4.92% for Class B Shares and 4.91% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------



Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)   4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
                             None      None      None
 ...............................................................
Redemption fees              None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................



ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)



---------------------------------------------------------------
Management fees              0.47%     0.47%     0.47%
 ...............................................................
Distribution and/or
service
(12b-1) fees(5)
                             0.24%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.25%     0.26%     0.26%
 ...............................................................
Total annual fund
operating expenses
                             0.96%     1.73%     1.73%
 ...............................................................



(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:


                                  Year 1-4.00%


                                  Year 2-3.75%


                                  Year 3-3.50%


                                  Year 4-2.50%


                                  Year 5-1.50%


                                  Year 6-1.00%


                                   After-None


   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       One     Three     Five      Ten
                       Year    Years    Years     Years
------------------------------------------------------------
Class A Shares         $568    $766     $ 981     $1,597
 ............................................................
Class B Shares         $576    $895     $1,089    $1,837*
 ............................................................
Class C Shares         $276    $545     $ 939     $2,041
 ............................................................


You would pay the following expenses if you did not redeem your shares:


                         One     Three     Five    Ten
                         Year    Years    Years   Years
------------------------------------------------------------
Class A Shares           $568    $766      $981   $1,597
 ............................................................
Class B Shares           $176    $545      $939   $1,837*
 ............................................................
Class C Shares           $176    $545      $939   $2,041
 ............................................................



* Based on conversion to Class A Shares after eight years.



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS



The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in medium- and lower-grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this prospectus. Under normal market conditions, the Fund may invest up to 20% of the total assets in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds which are treated as investments in municipal securities.



The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As s result, the amount invested in municipal securities in a particular state or region will vary in accordance with the Fund's investment adviser's assessments of the relative income potential of such investments.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund's investment adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the Fund's investment adviser's assessments of any of these factors materially change. At times, the market conditions in the municipal securities markets may be such that the Fund's investment adviser may invest in higher-grade securities, particularly when the difference in returns between quality classifications is narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in the net asset value of the Fund but also may affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.


The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this prospectus.


Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.



The Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.


The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.


            RISKS OF INVESTING IN MEDIUM- AND LOWER-GRADE SECURITIES



Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in medium- and lower-grade securities before investing in the Fund.



Credit risk relates to the issuers's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in medium- and lower-grade securities, the

Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.



Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of medium- and lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- and lower-grade securities.



The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- and lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.



The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- and lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.



Many medium- and lower-grade securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium-and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the Fund's investment adviser's credit analysis than is the case with investing in higher-grade securities. New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.



Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 1999 invested in the various ratings categories (based on the higher of Moody's or S&P) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the

Fund during the fiscal year computed on a monthly basis.



                                                Unrated Securities of
                        Rated Securities         Comparable Quality
                       (As a Percentage of       (As a Percentage of
    Rating Category     Portfolio Value)          Portfolio Value)
-------------------------------------------------------------------------
    AAA/Aaa                  28.69%                        0%
 .........................................................................
    AA/Aa                     5.18%                        0%
 .........................................................................
    A/A                       5.62%                     0.91%
 .........................................................................
    BBB/Baa                  16.77%                     4.33%
 .........................................................................
    BB/Ba                     2.59%                    25.35%
 .........................................................................
    B/B                          0%                     8.94%
 .........................................................................
    CCC/Caa                      0%                     0.35%
 .........................................................................
    CC/Ca                        0%                        0%
 .........................................................................
    C/C                          0%                        0%
 .........................................................................
    D                            0%                     1.27%
 .........................................................................
    Percentage of
    Rated and
    Unrated
    Securities               58.85%                    41.15%
 .........................................................................



The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.



                             ADDITIONAL INFORMATION


                          REGARDING CERTAIN SECURITIES


The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.


Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.


The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that the use of these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



                       OTHER INVESTMENTS AND RISK FACTORS



The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. If such high-quality, short-term municipal securities are not available or, in the Fund's investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                       0.50%
 ......................................................
    Over $500 million                        0.45%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.47% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 1999.



The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. David C. Johnson, a Senior Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since April 1989. Mr. Johnson has been employed by the Adviser since April 1989.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales, charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays or any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Funds's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available or other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Short-term investments with remaining maturities of 60 days or less are valued at cost plus accrued interest (amortized cost) which approximates market value.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of the shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and Service Plan, the Fund may spend a total of up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After            None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.

                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder with the applicable sales charge. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.



In order to obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley DeanWitter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, or other legal entity, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) to the shareholder's bank account of record 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. If a redemption is requested through FundInfo(R) transactions are sent to the predesignated bank account of record only. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all of its net investment income, as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gains be paid in cash, be reinvested in the Fund at net asset value, or be invested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income. Distributions of investment company taxable income (generally, taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on such undistributed amounts.



The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                   Class A Shares
                                         Nine Months
                         Year Ended         Ended
                        September 30,   September 30,          Year Ended December 31,
                            1999            1998         1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of
the Period...........      $15.076         $14.845      $14.474   $14.984   $13.848   $15.629
                           -------         -------      -------   -------   -------   -------
 Net Investment
   Income............         .807            .643         .895      .963     1.024      .956
 Net Realized and
   Unrealized
   Gain/Loss.........       (1.164)           .217         .376     (.513)    1.072    (1.717)
                           -------         -------      -------   -------   -------   -------
Total from
 Investment
 Operations..........        (.357)           .860        1.271      .450     2.096     (.761)
Less Distributions
 from and in Excess
 of Net
 Investment Income...         .810            .629         .900      .960      .960     1.020
                           -------         -------      -------   -------   -------   -------
Net Asset Value, End
 of the Period.......      $13.909         $15.076      $14.845   $14.474   $14.984   $13.848
                           =======         =======      =======   =======   =======   =======
Total Return (a).....        2.51%           6.00%*       9.05%     3.21%    15.52%    (4.93%)
Net Assets at End of
 the Period (In
 millions)...........       $745.2          $771.4       $706.3    $671.9    $665.8    $603.0
Ratio of Expenses to
 Average Net Assets
 (b).................         .96%            .92%         .94%      .99%      .95%      .87%
Ratio of Net
 Investment Income to
 Average Net Assets
 (b).................        5.46%           5.66%        6.09%     6.60%     7.05%     6.48%
Portfolio Turnover...          77%             66%*         63%       59%       59%      101%

                                 Class B Shares                         Class B Shares
                                           Nine Months
                           Year Ended         Ended
                          September 30,   September 30,              Year Ended December 31,
                              1999            1998             1997      1996      1995      1994
                        --------------------------------------------------------------------------
Net Asset Value,
Beginning of
the Period...........        $15.071         $14.844         $14.474   $14.983   $13.850   $15.621
                             -------         -------         -------   -------   -------   -------
 Net Investment
   Income............           .686            .545            .774      .843      .908      .841
 Net Realized and
   Unrealized
   Gain/Loss.........         (1.156)           .229            .384     (.506)    1.071    (1.718)
                             -------         -------         -------   -------   -------   -------
Total from
 Investment
 Operations..........          (.470)           .774           1.158      .337     1.979     (.877)
Less Distributions
 from and in Excess
 of Net
 Investment Income...           .697            .547            .788      .846      .846      .894
                             -------         -------         -------   -------   -------   -------
Net Asset Value, End
 of the Period.......        $13.904         $15.071         $14.844   $14.474   $14.983   $13.850
                             =======         =======         =======   =======   =======   =======
Total Return (a).....         (3.25%)          5.35%*          8.23%     2.40%    14.62%    (5.69%)
Net Assets at End of
 the Period (In
 millions)...........         $282.5          $279.6          $229.6    $173.8    $137.9    $112.4
Ratio of Expenses to
 Average Net Assets
 (b).................          1.73%           1.68%           1.71%     1.75%     1.70%     1.64%
Ratio of Net
 Investment Income to
 Average Net Assets
 (b).................          4.70%           4.90%           5.30%     5.84%     6.25%     5.70%
Portfolio Turnover...            77%             66%*            63%       59%       59%      101%

                                                  Class C Shares
                                        Nine Months
                        Year Ended         Ended
                       September 30,   September 30,          Year Ended December 31,
                           1999            1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of
the Period...........     $15.069         $14.842      $14.474   $14.987   $13.846   $15.610
                          -------         -------      -------   -------   -------   -------
 Net Investment
   Income............        .686            .549         .778      .851      .910      .824
 Net Realized and
   Unrealized
   Gain/Loss.........      (1.154)           .225         .378     (.518)    1.077    (1.694)
                          -------         -------      -------   -------   -------   -------
Total from
 Investment
 Operations..........       (.468)           .774        1.156      .333     1.987     (.870)
Less Distributions
 from and in Excess
 of Net
 Investment Income...        .697            .547         .788      .846      .846      .894
                          -------         -------      -------   -------   -------   -------
Net Asset Value, End
 of the Period.......     $13.904         $15.069      $14.842   $14.474   $14.987   $13.846
                          =======         =======      =======   =======   =======   =======
Total Return (a).....      (3.25%)          5.35%*       8.23%     2.33%    14.70%    (5.62%)
Net Assets at End of
 the Period (In
 millions)...........       $61.5           $63.2        $38.6     $18.8      $9.5      $7.6
Ratio of Expenses to
 Average Net Assets
 (b).................       1.73%           1.68%        1.71%     1.75%     1.69%     1.64%
Ratio of Net
 Investment Income to
 Average Net Assets
 (b).................       4.69%           4.90%        5.24%     5.84%     6.19%     5.71%
Portfolio Turnover...         77%             66%*         63%       59%       59%      101%


*  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:


2. Nature of and provisions of the obligation; and


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                       LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


                               2. MUNICIPAL NOTES


A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.


The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong or strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                              3. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                           4. TAX-EXEMPT DUAL RATINGS


S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


                                 LONG-TERM DEBT


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                           2. SHORT-TERM EXEMPT NOTES

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                         3. TAX-EXEMPT COMMERCIAL PAPER

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES


                                  AND OFFICERS



                               BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



                                    OFFICERS



Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



  * "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time


Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN TAX FREE HIGH INCOME FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen Tax Free High Income Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen Tax Free High Income Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


KPMG


303 East Wacker Drive


Chicago, IL 60601

                                   VAN KAMPEN
                           TAX FREE HIGH INCOME FUND

                                   PROSPECTUS

                                JANUARY 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                   TFHI PRO 1/00

                                  VAN  KAMPEN
                               INSURED  TAX  FREE
                                  INCOME  FUND


                 Van Kampen Insured Tax Free Income Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.


                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                  This prospectus is dated  JANUARY 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  12
Purchase of Shares.................................  13
Redemption of Shares...............................  19
Distributions from the Fund........................  21
Shareholder Services...............................  21
Federal Income Taxation............................  23
Financial Highlights...............................  26


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company.



The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the Fund's investment adviser's assessment of any of these factors materially changes. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax. Under normal market conditions, up to 10% of the Fund's total assets may be invested in tax-exempt money market funds which are not insured. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, and interest rate swaps or other interest rate-related transactions) for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market value of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities.



Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.



Market risk is often greater among certain types of debt securities, such as zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


                                   UNDERSTANDING
                                MUNICIPAL SECURITIES

    Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investor's home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures, and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from those accompanying a direct investment in the underlying securities. These risks may include: imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Are in a high federal income tax bracket



- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
'1990                                                                             7.07
'1991                                                                            10.62
'1992                                                                             9.51
'1993                                                                            12.32
'1994                                                                            -6.31
'1995                                                                            17.49
'1996                                                                             3.64
'1997                                                                             8.19
'1998                                                                             5.65
'1999                                                                            -5.03

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return was 7.35% (for the quarter ended March 31, 1995) and the lowest quarterly return was -6.08% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                         Past
         for the                          10 Years
      Periods Ended     Past     Past     or Since
    December 31, 1999  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Insured Tax Free
    Income Fund--
    Class A Shares     -9.53%    4.71%      5.56%
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%      6.89%
 .......................................................
    Van Kampen
    Insured Tax Free
    Income Fund--
    Class B Shares     -9.39%    4.69%      3.44%(1)
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%      5.40%(1)
 .......................................................
    Van Kampen
    Insured Tax Free
    Income Fund--
    Class C Shares     -6.73%    4.92%      3.09%(2)
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%      5.23%(2)
 .......................................................



Inception dates: (1) 5/3/93, (2) 8/13/93.



 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.



The current yield for the thirty-day period ended September 30, 1999 is 4.41% for Class A Shares, 3.85% for Class B Shares and 3.83% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------



Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                   None(2)    4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None      None      None
 ...............................................................
Redemption fees              None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................



ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)

---------------------------------------------------------------
Management fees              0.50%     0.50%     0.50%
 ...............................................................
Distribution and/or
service (12b-1) fees(5)
                             0.24%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.16%     0.16%     0.16%
 ...............................................................
Interest expenses            0.02%     0.02%     0.02%
 ...............................................................
Total annual fund
operating expenses
                             0.92%     1.68%     1.68%
 ...............................................................



(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:


    Year 1-4.00%


    Year 2-3.75%


    Year 3-3.50%


    Year 4-2.50%


    Year 5-1.50%


    Year 6-1.00%


    After-None


    See "Purchase of Shares--Class B Shares."


(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."


(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
                           ----      -----      ------      ------
----------------------------------------------------------------------
Class A Shares             $564      $754       $  960      $1,553
 ......................................................................
Class B Shares             $571      $880       $1,063      $1,785*
 ......................................................................
Class C Shares             $271      $530       $  913      $1,987
 ......................................................................

You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $564      $754       $  960      $1,553
 ......................................................................
Class B Shares             $171      $530       $  913      $1,785*
 ......................................................................
Class C Shares             $171      $530       $  913      $1,987
 ......................................................................


* Based on conversion to Class A Shares after eight years.





                    INVESTMENT OBJECTIVE, POLICIES AND RISKS



The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO").



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the Fund's investment adviser's assessment of any of these factors materially changes. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities that it believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration, and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.


The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.



The Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax, or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.


The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, the Fund would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES


The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Statement of Additional Information.


                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, the illiquidity of the derivative instrument and, to the extent that the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if the Strategic Transactions had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



                       OTHER INVESTMENTS AND RISK FACTORS



The Fund may invest in zero-coupon securities which are debt securities that do not entitle the holder to either periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero-coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero-coupon securities may eliminate the reinvestment risk and could lock in a favorable rate of return to maturity if interest rates drop.



The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs, (including brokerage commissions or dealer costs), and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position the Fund would not be pursuing and may not achieve its investment objective.



                              INVESTMENT ADVISORY

                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                      0.525%
 ......................................................
    Next $500 million                       0.500%
 ......................................................
    Next $500 million                       0.475%
 ......................................................
    Over $1,500 million                     0.450%
 ......................................................


The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 1999.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund also pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Joseph A. Piraro, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since May 1992.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays or any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Short-term investments with remaining maturities of 60 days or less are valued at cost plus interest earned (amortized cost) which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of such shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a " company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder with the applicable sales charge. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.



In order to obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and em-ployees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, or other legal entity and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) to the shareholder's bank account of record 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine.

Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. If a redemption is requested through FundInfo(R), transactions are sent to the pre-designated bank account of record only. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gains be paid in cash be reinvested in the Fund at net asset value, or be invested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.



When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684 through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                 FEDERAL INCOME
                                    TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income. Distributions of investment company taxable income (generally taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                         Class A Shares
                                                                             Nine Months
                                                             Year Ended         Ended
                                                            September 30,   September 30,            Year Ended December 31,
                                                                1999            1998          1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................   $19.956       $19.631       $19.238    $19.549    $17.572    $19.857
                                                               -------       -------      --------   --------   --------   --------
 Net Investment Income......................................      .914          .710          .974       .980      1.021      1.051
 Net Realized and Unrealized Gain/Loss......................    (1.641)         .371          .551      (.304)     1.982     (2.280)
                                                               -------       -------      --------   --------   --------   --------

Total from Investment Operations............................     (.727)        1.081         1.525       .676      3.003     (1.229)
                                                               -------       -------      --------   --------   --------   --------

Less:

 Distributions from and in Excess of Net Investment
   Income...................................................      .914          .720          .971       .987      1.026      1.056

 Distributions from Net Realized Gain.......................      .234          .036          .161        -0-        -0-        -0-
                                                               -------       -------      --------   --------   --------   --------

Total Distributions.........................................     1.148          .756         1.132       .987      1.026      1.056
                                                               -------       -------      --------   --------   --------   --------

Net Asset Value, End of the Period..........................   $18.081       $19.956       $19.631    $19.238    $19.549    $17.572
                                                               =======       =======      ========   ========   ========   ========

Total Return (a)............................................    (3.80%)        5.61%*        8.19%      3.65%     17.49%     (6.31%)
Net Assets at End of the Period (In millions)...............  $1,178.3      $1,353.9      $1,283.5   $1,283.7   $1,365.4   $1,110.2
Ratio of Expenses to Average Net Assets (b).................      .92%          .90%          .92%       .95%       .88%       .88%
Ratio of Net Investment Income to Average Net Assets (b)....     4.77%         4.85%         5.07%      5.11%      5.44%      5.70%
Portfolio Turnover..........................................       92%           62%*          82%        92%        70%        48%

                                                                                      Class B Shares
                                                                            Nine Months
                                                              Year Ended       Ended
                                                             September 3   September 30,          Year Ended December 31,
                                                                 1999          1998         1997      1996      1995      1994
Net Asset Value, Beginning of the Period....................    $19.957       $19.634      $19.240   $19.549   $17.563   $19.824
                                                                -------       -------      -------   -------   -------   -------
 Net Investment Income......................................       .769          .598         .826      .832      .890      .899
 Net Realized and Unrealized Gain/Loss......................     (1.643)         .370         .551     (.304)    1.978    (2.276)
                                                                -------       -------      -------   -------   -------   -------
Total from Investment Operations............................      (.874)         .968        1.377      .528     2.868    (1.377)
                                                                -------       -------      -------   -------   -------   -------
Less:
 Distributions from and in Excess of Net Investment
   Income...................................................       .765          .609         .822      .837      .882      .884
 Distributions from Net Realized Gain.......................       .036          .161          -0-       -0-       -0-       -0-
                                                                -------       -------      -------   -------   -------   -------
Total Distributions.........................................       .999          .645         .983      .837      .882      .884
                                                                -------       -------      -------   -------   -------   -------
Net Asset Value, End of the Period..........................    $18.084       $19.957      $19.634   $19.240   $19.549   $17.563
                                                                =======       =======      =======   =======   =======   =======
Total Return (a)............................................     (4.60%)        5.07%*       7.36%     2.83%    16.67%    (7.03%)
Net Assets at End of the Period (In millions)...............      $56.8         $71.9        $70.1     $71.6     $75.3     $30.0
Ratio of Expenses to Average Net Assets (b).................      1.68%         1.66%        1.69%     1.74%     1.67%     1.71%
Ratio of Net Investment Income to Average Net Assets (b)....      3.99%         4.08%        4.29%     4.38%     4.69%     4.88%
Portfolio Turnover..........................................        92%           62%*         82%       92%       70%       48%

                                                                                       Class C Shares
                                                                             Nine Months
                                                               Year Ended       Ended
                                                              September 3   September 30,          Year Ended December 31,
                                                                  1999          1998         1997      1996      1995      1994
Net Asset Value, Beginning of the Period....................     $19.952       $19.630      $19.239   $19.548   $17.568   $19.823
                                                                 -------       -------      -------   -------   -------   -------
 Net Investment Income......................................        .763          .594         .822      .830      .883      .908
 Net Realized and Unrealized Gain/Loss......................      (1.636)         .373         .552     (.302)    1.979    (2.279)
                                                                 -------       -------      -------   -------   -------   -------
Total from Investment Operations............................       (.873)         .967        1.374      .528     2.862    (1.371)
                                                                 -------       -------      -------   -------   -------   -------
Less:
 Distributions from and in Excess of Net Investment
   Income...................................................        .765          .609         .822      .837      .882      .884
 Distributions from Net Realized Gain.......................        .234          .036         .161       -0-       -0-       -0-
                                                                 -------       -------      -------   -------   -------   -------
Total Distributions.........................................        .999          .645         .983      .837      .882      .884
                                                                 -------       -------      -------   -------   -------   -------
Net Asset Value, End of the Period..........................     $18.080       $19.952      $19.630   $19.239   $19.548   $17.568
                                                                 =======       =======      =======   =======   =======   =======
Total Return (a)............................................      (4.55%)        5.02%*       7.36%     2.83%    16.60%    (6.98%)
Net Assets at End of the Period (In millions)...............        $8.3          $6.8         $5.6      $4.9      $5.1      $3.5
Ratio of Expenses to Average Net Assets (b).................       1.68%         1.66%        1.69%     1.74%     1.67%     1.70%
Ratio of Net Investment Income to Average Net Assets (b)....       3.99%         4.06%        4.29%     4.37%     4.68%     4.89%
Portfolio Turnover..........................................         92%           62%*         82%       92%       70%       48%


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

*  Non-Annualized

                               BOARD OF TRUSTEES


                                  AND OFFICERS



BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



OFFICERS



Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN INSURED TAX FREE INCOME FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen Insured Tax Free Income Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen Insured Tax Free Income Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


KPMG LLP


303 East Wacker Drive


Chicago, IL 60601

                                  VAN  KAMPEN
                               INSURED  TAX  FREE
                                  INCOME  FUND

                                   PROSPECTUS

                                JANUARY 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                   TFIN PRO 1/00

                            [VAN KAMPEN FUNDS LOGO]

                                  VAN  KAMPEN
                              CALIFORNIA  INSURED
                                TAX  FREE  FUND


Van Kampen California Insured Tax Free Fund is a mutual fund with the investment objective to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for tax purposes.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                  This prospectus is dated  JANUARY 28, 2000.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  13
Purchase of Shares.................................  14
Redemption of Shares...............................  20
Distributions from the Fund........................  22
Shareholder Services...............................  22
California Taxation................................  24
Federal Income Taxation............................  25
Financial Highlights...............................  27

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in a portfolio of California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company. The Fund is designed for investors who are residents of California for tax purposes.



The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the Fund's investment adviser's assessment of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.
Under normal market conditions, the Fund may invest up to 20% of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, and interest rate swaps or other interest rate related transactions) for various portfolio management purposes.



                                INVESTMENT RISKS



An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities.



Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.



Market risk is often greater among certain types of debt securities, such as zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may


                                       -

                               UNDERSTANDING
                            MUNICIPAL SECURITIES

Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investor's home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

subject the Fund to greater market risk than a fund that does not own these types of securities


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



STATE-SPECIFIC RISKS. Because the Fund invests substantially all of its total assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures, and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Are in a high federal income tax bracket



- Are subject to California income tax



- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured California municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
'1990                                                                             7.44
'1991                                                                             9.98
'1992                                                                            10.08
'1993                                                                            14.60
'1994                                                                            -8.75
'1995                                                                            18.28
'1996                                                                             4.20
'1997                                                                             8.93
'1998                                                                             6.33
'1999                                                                            -5.09

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return was 7.63% (for the quarter ended March 31, 1995) and the lowest quarterly return was -7.62% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



       Average Annual                          Past 10
      Total Returns for                         Years
      the Periods Ended     Past     Past     or Since
      December 31, 1999    1 Year   5 Years   Inception
------------------------------------------------------------
    Van Kampen California
    Insured Tax Free Fund
    --
    Class A Shares         -8.16%    5.56%     5.96%

    Lehman Brothers
    Municipal Bond Index   -2.06%    6.91%     6.89%
 ............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class B Shares         -8.52%    5.45%     3.76% (1)

    Lehman Brothers
    Municipal Bond Index   -2.06%    6.91%     5.40% (1)
 ............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class C Shares         -6.72%    5.45%     3.15% (2)

    Lehman Brothers
    Municipal Bond Index   -2.06%    6.91%     6.85% (2)
 ............................................................


 Inception dates: (1) 5/1/93, (2) 8/13/93.

* The Lehman Brothers Municipal Bond Index is a broad based, statistical composite of municipal bonds.



The current yield for the thirty-day period ended September 30, 1999 is 4.56% for Class A Shares, 3.95% for Class B Shares and 3.99% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                         Class A    Class B    Class C
                         Shares     Shares     Shares
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------



Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)          3.25%(1)    None       None
 ..........................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                None(2)    3.00%(3)   1.00%(4)
 ..........................................................
Maximum sales charge
(load) imposed on
reinvested dividends      None       None       None
 ..........................................................
Redemption fees           None       None       None
 ..........................................................
Exchange fee              None       None       None
 ..........................................................



ANNUAL FUND OPERATING EXPENSES



(expenses that are deducted from Fund assets)




---------------------------------------------------------------
Management fees         0.47%      0.47%          0.47%
 ...............................................................
Distribution and/or
service (12b-1)         0.24%     1.00%(6)       1.00%(6)
Fees(5)
 ...............................................................
Other expenses          0.21%      0.21%          0.22%
 ...............................................................
Total annual fund
operating expenses      0.92%      1.68%          1.69%
 ...............................................................



(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 3.00% in the first and second year after purchase, declining thereafter as follows:



                                   Year 1-3.00%


  Year 2-2.50%


  Year 3-2.00%


  Year 4-1.00%


  After-None


   See "Purchase of Shares -- Class B Shares."


(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $416       $609       $818      $1,420
 .....................................................................
Class B Shares             $471       $730       $913      $1,599*
 .....................................................................
Class C Shares             $272       $533       $918      $1,998
 .....................................................................

You would pay the following expenses if you did not redeem your shares:


                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $416       $609       $818      $1,420
 .....................................................................
Class B Shares             $171       $530       $913      $1,599*
 .....................................................................
Class C Shares             $172       $533       $918      $1,998
 .....................................................................



* Based on conversion to Class A Shares after eight years.



                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of California for tax purposes.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the Fund's investment advisers's assessment of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities that it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities.


                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax.



California municipal securities are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of purchase, exempt from federal and California income taxes. Distributions to corporations subject to the California franchise tax will be included in such corporations' gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain circumstances, be subject to such taxes with respect to distributions from the Fund. Accordingly, an investment in shares of the Fund may not be appropriate for corporations subject to either tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.


The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.


Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.



The Fund may invest up to 20% of its net assets in municipal securities that are subject to federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES


The Fund invests substantially all of its total assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Statement of Additional Information.

                        SPECIAL CONSIDERATIONS REGARDING

                        CALIFORNIA MUNICIPAL SECURITIES


The Fund invests substantially all of its total assets in a portfolio of California municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and California income taxes. Because the Fund invests substantially all of its total assets in California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all California municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

California state and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Fund, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.


Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.


The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning California municipal securities and the State of California is included in the Statement of Additional Information.


                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and


                                       -
there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



                       OTHER INVESTMENTS AND RISK FACTORS



The Fund may invest in zero-coupon securities which are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero-coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the


                                       -
buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term California municipal obligations. If such municipal obligations are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of California municipal securities. Furthermore, if such high-quality securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly


                                       -
fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $100 million                  0.500%
 .....................................................
    Next $150 million                   0.450%
 .....................................................
    Next $250 million                   0.425%
 .....................................................
    Over $500 million                   0.400%
 .....................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 1999.



The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Joseph A. Piraro, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since May 1992.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays or any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Short-term investments with remaining maturities of 60 days or less are valued at cost plus interest earned (amortized cost) which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of the shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of     As % of Net
            Size of             Offering      Amount
           Investment            Price       Invested
-----------------------------------------------------------
    Less than $25,000            3.25%         3.36%
 ...........................................................
    $25,000 but less than
    $250,000                     2.75%         2.83%
 ...........................................................
    $250,000 but less than
    $500,000                     1.75%         1.78%
 ...........................................................
    $500,000 but less than
    $1,000,000                   1.50%         1.52%
 ...........................................................
    $1,000,000 or more               *             *
 ...........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       3.00%
 ................................................
    Second                      2.50%
 ................................................
    Third                       2.00%
 ................................................
    Fourth                      1.00%
 ................................................
    Fifth and After              None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund participating in the exchange program from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder with the applicable sales charge. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.



In order to obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.


(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to

     Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
     Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                              REDEMPTION OF SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, or other legal entity, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) to the shareholders' bank account of record 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. If a redemption is requested through FundInfo(R), transactions are sent to the pre-designated bank account of record only. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                                 DISTRIBUTIONS
                                 FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gains be paid in cash be reinvested in the Fund at net asset value, or be reinvested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.



When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                              CALIFORNIA TAXATION

Under existing California income tax law, if at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Fund who are subject to the

California personal income tax will not be subject to such tax on distributions with respect to their shares of the Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Fund. Under California personal property tax law, securities owned by the Fund and any interest thereon are exempt from such personal property tax.

Generally, any proceeds paid to the Fund under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.

The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income. Distributions of investment company taxable income (generally taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                     Class A Shares
                           Year Ended      Nine Months
                          September 30,       Ended
                              1999        September 30,          Year Ended December 31,
                                A             1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................       $18.768         $18.294      $17.605   $17.736   $15.802   $18.286
                             -------         -------      -------   -------   -------   -------
  Net Investment
    Income............          .824            .638         .880      .857      .884      .912
  Net Realized and
    Unrealized
    Gain/Loss.........        (1.447)           .498         .658     (.145)    1.938    (2.484)
                             -------         -------      -------   -------   -------   -------

Total from Investment
  Operations..........         (.623)          1.136        1.538      .712     2.822    (1.572)
                             -------         -------      -------   -------   -------   -------

Less Distributions
  from and in Excess
  of Net Investment
  Income..............          .869            .662         .849      .843      .888      .912
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End
  of the Period.......       $17.276         $18.768      $18.294   $17.605   $17.736   $15.802
                             =======         =======      =======   =======   =======   =======

Total Return* (a).....        (3.44%)          6.38%**      8.93%     4.20%    18.28%    (8.75%)
Net Assets at End of
  the Period (In
  millions)...........        $162.0          $151.0       $140.7    $142.5    $147.6    $130.3
Ratio of Expenses to
  Average Net
  Assets*.............          .92%            .88%         .96%     1.02%      .89%      .78%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............         4.52%           4.66%        4.96%     4.94%     5.23%     5.46%
Portfolio Turnover....           44%             21%**        46%       35%       42%       56%

* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net
  Assets..............           N/A             N/A          N/A     1.03%     1.05%     1.08%

Ratio of Net
  Investment Income to
  Average Net
  Assets..............           N/A             N/A          N/A     4.94%     5.07%     5.16%

                                                   Class B Shares
                         Year Ended      Nine Months
                        September 30,       Ended
                            1999        September 30,          Year Ended December 31,
                              B             1998         1997      1996      1995      1994
Net Asset Value,
Beginning of the
Period................     $18.758         $18.289      $17.603   $17.736   $15.805   $18.266
                           -------         -------      -------   -------   -------   -------
  Net Investment
    Income............        .684            .526         .741      .720      .766      .785
  Net Realized and
    Unrealized
    Gain/Loss.........      (1.447)           .506         .662     (.142)    1.926    (2.482)
                           -------         -------      -------   -------   -------   -------
Total from Investment
  Operations..........       (.763)          1.032        1.403      .578     2.692    (1.697)
                           -------         -------      -------   -------   -------   -------
Less Distributions
  from and in Excess
  of Net Investment
  Income..............        .735            .563         .717      .711      .761      .764
                           -------         -------      -------   -------   -------   -------
Net Asset Value, End
  of the Period.......     $17.260         $18.758      $18.289   $17.603   $17.736   $15.805
                           =======         =======      =======   =======   =======   =======
Total Return* (a).....      (4.20%)          5.76%**      8.19%     3.35%    17.33%    (9.39%)
Net Assets at End of
  the Period (In
  millions)...........       $45.3           $40.1        $31.0     $28.6     $24.6     $17.1
Ratio of Expenses to
  Average Net
  Assets*.............       1.68%           1.64%        1.72%     1.79%     1.61%     1.52%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............       3.76%           3.89%        4.18%     4.17%     4.51%     4.71%
Portfolio Turnover....         44%             21%**        46%       35%       42%       56%
* If certain expenses
  lower and the ratios
Ratio of Expenses to
  Average Net
  Assets..............         N/A             N/A          N/A     1.79%     1.77%     1.82%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............         N/A             N/A          N/A     4.16%     4.35%     4.41%

                                                   Class C Shares
                         Year Ended      Nine Months
                        September 30,       Ended
                            1999        September 30,          Year Ended December 31,
                              C             1998         1997      1996      1995      1994
Net Asset Value,
Beginning of the
Period................     $18.754         $18.286      $17.602   $17.736   $15.798   $18.257
                           -------         -------      -------   -------   -------   -------
  Net Investment
    Income............        .694            .529         .727      .722      .758      .773
  Net Realized and
    Unrealized
    Gain/Loss.........      (1.457)           .502         .674     (.145)    1.941    (2.468)
                           -------         -------      -------   -------   -------   -------
Total from Investment
  Operations..........       (.763)          1.031        1.401      .577     2.699    (1.695)
                           -------         -------      -------   -------   -------   -------
Less Distributions
  from and in Excess
  of Net Investment
  Income..............        .735            .563         .717      .711      .761      .764
                           -------         -------      -------   -------   -------   -------
Net Asset Value, End
  of the Period.......     $17.256         $18.754      $18.286   $17.602   $17.736   $15.798
                           =======         =======      =======   =======   =======   =======
Total Return* (a).....      (4.15%)           5.70**      8.19%     3.35%    17.40%    (9.40%)
Net Assets at End of
  the Period (In
  millions)...........        $7.4            $4.8         $3.8      $2.2      $1.8      $2.8
Ratio of Expenses to
  Average Net
  Assets*.............       1.69%           1.63%        1.71%     1.79%     1.60%     1.51%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............       3.75%           3.87%        4.15%     4.16%     4.50%     4.71%
Portfolio Turnover....         44%             21%**        46%       35%       42%       56%
* If certain expenses
  lower and the ratios
Ratio of Expenses to
  Average Net
  Assets..............         N/A             N/A          N/A     1.80%     1.75%     1.82%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............         N/A             N/A          N/A     4.16%     4.34%     4.39%


**  Non-Annualized.
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A = Not Applicable

                               BOARD OF TRUSTEES


                                  AND OFFICERS



BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



OFFICERS



Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen California Insured Tax Free Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen California Insured Tax Free Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


KPMG LLP


303 East Wacker Drive


Chicago, IL 60601

                                  VAN  KAMPEN

                              CALIFORNIA  INSURED
                                TAX  FREE  FUND

                                   PROSPECTUS

                                JANUARY 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (public info @ sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4386.                     CAI PRO 1/00

                                  VAN  KAMPEN
                            MUNICIPAL  INCOME  FUND


Van Kampen Municipal Income Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment-grade municipal securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                  This prospectus is dated  JANUARY 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  16
Redemption of Shares..............................  22
Distributions from the Fund.......................  24
Shareholder Services..............................  24
Federal Income Taxation...........................  26
Financial Highlights..............................  29
Appendix -- Description of Securities Ratings..... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of municipal securities rated investment grade at the time of purchase or unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") or comparably rated short term securities.



Under normal market conditions, up to 20% of the Fund's total assets may consist of municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings).



The Fund invests in a broad range of municipal securities represented by many localities, states, regions and economies. In selecting securities for investment, the Fund's investment adviser uses a balanced credit strategy that emphasizes investment-grade municipal securities in combination with municipal securities below investment-grade. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment-grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the Fund's investment adviser's assessments of such securities materially change.



The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, and interest rate swaps or other interest rate related transactions) for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer or general economic news than higher-grade securities.



Market risk is often greater among certain types of debt securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

                                    UNDERSTANDING
                                   QUALITY RATINGS


      Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.


        Moody's       S&P        Meaning
   ----------------------------------------------------
            Aaa       AAA        Highest quality
   ....................................................
             Aa       AA         High quality
   ....................................................
              A       A          Above-average quality
   ....................................................
            Baa       BBB        Average quality
   ----------------------------------------------------
             Ba       BB         Below-average quality
   ....................................................
              B       B          Marginal quality
   ....................................................
            Caa       CCC        Poor quality
   ....................................................
             Ca       CC         Highly speculative
   ....................................................
              C       C          Lowest quality
   ....................................................
             --       D          In default
   ....................................................


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment-grade securities and the Fund may invest up to 20% of its total assets in securities with below investment-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that buys only investment-grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a substantial portion of its total assets in municipal securities subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


                               UNDERSTANDING
                            MUNICIPAL SECURITIES


Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investor's home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures, and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.



                                INVESTOR PROFILE



In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Are in a high federal income tax bracket



- Wish to add to their personal investment portfolios a fund that invests primarily in investment-grade municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the nine calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.
BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1991                                                                             13.98
1992                                                                              9.69
1993                                                                             12.00
1994                                                                             -6.37
1995                                                                             15.61
1996                                                                              4.07
1997                                                                              9.14
1998                                                                              5.16
1999                                                                             -5.42



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the nine-year period shown in the bar chart, the highest quarterly return was 7.04% (for the quarter ended March 31, 1995) and the lowest quarterly return was -6.86% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

     Average Annual
      Total Returns                         Past
         for the                          10 Years
      Periods Ended     Past     Past     or Since
    December 31, 1999  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Municipal Income
    Fund -- Class A
    Shares             -9.89%    4.46%      5.64%(1)
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%      6.85%(1)
 .......................................................
    Van Kampen
    Municipal Income
    Fund -- Class B
    Shares             -9.65%    4.46%      4.07%(2)**
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%      5.92%(2)
 .......................................................
    Van Kampen
    Municipal Income
    Fund -- Class C
    Shares             -6.92%    4.69%      2.96%(3)
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%      5.23%(3)
 .......................................................



 Inception dates: (1) 8/1/90, (2) 8/24/92, (3) 8/13/93.



 * The Lehman Brothers Municipal Bond Index is a broad-based, statistical composite of municipal bonds.



 ** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after purchase. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after purchase. See "Purchase of Shares".



The current yield for the thirty-day period ended September 30, 1999 is 4.94% for Class A Shares, 4.41% for Class B Shares and 4.43% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.





                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------



Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)   4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
                             None      None      None
 ...............................................................
Redemption fees              None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................



ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)



---------------------------------------------------------------
Management fees              0.48%     0.48%     0.48%
 ...............................................................
Distribution and/or
service
(12b-1) fees(5)
                             0.24%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.16%     0.15%     0.15%
 ...............................................................
Interest expenses            0.17%     0.17%     0.17%
 ...............................................................
Total annual fund
operating expenses
                             1.05%     1.80%     1.80%
 ...............................................................



(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:


                                  Year 1-4.00%


                                  Year 2-3.75%


                                  Year 3-3.50%


                                  Year 4-2.50%


                                  Year 5-1.50%


                                  Year 6-1.00%


                                   After-None


   See "Purchase of Shares -- Class B Shares."


(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       One     Three     Five      Ten
                       Year    Years    Years     Years
------------------------------------------------------------
Class A Shares         $577    $793     $1,027    $1,697
 ............................................................
Class B Shares         $583    $916     $1,125    $1,919*
 ............................................................
Class C Shares         $283    $566     $ 975     $2,116
 ............................................................


You would pay the following expenses if you did not redeem your shares:


                         One     Three     Five    Ten
                         Year    Years    Years   Years
------------------------------------------------------------
Class A Shares           $577    $793     $1,027  $1,697
 ............................................................
Class B Shares           $183    $566     $ 975   $1,919*
 ............................................................
Class C Shares           $183    $566     $ 975   $2,116
 ............................................................



* Based on conversion to Class A Shares after eight years.



                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in investment-grade municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities below investment-grade. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of security's ratings, see the appendix to this prospectus. The Fund may invest a substantial portion of its total assets in municipal securities that are subject to the alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds which are treated as investments in municipal securities.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.



The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As a result, the amount invested in municipal securities in a particular state or region will vary in accordance with the Fund's investment adviser's assessment of the relative income potential of such investments.



The Fund's investment adviser uses a balanced credit strategy that emphasizes municipal securities rated investment grade in combination with higher-yielding, lower-grade municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment-grade quality average portfolio for capital preservation. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the Fund's investment adviser's assessments materially change.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.


The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this prospectus.


Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment-grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest a substantial portion of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.


The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.


                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES



Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.



Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.



The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.



The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securi-ties with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.



Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the Fund's investment adviser's credit analysis than is the case with investing in higher-grade securities.



New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 1999 invested in the various ratings categories (based on the higher of the Moody's or S&P ratings) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year, computed on a monthly basis.



                                              Unrated Securities of
                        Rated Securities       Comparable Quality
                       (As a Percentage of     (As a Percentage of
    Rating Category     Portfolio Value)        Portfolio Value)
-----------------------------------------------------------------------
    AAA/Aaa                  47.27%                   2.17%
 .......................................................................
    AA/Aa                     6.50%                   0.37%
 .......................................................................
    A/A                      10.53%                   0.00%
 .......................................................................
    BBB/Baa                  12.34%                   7.92%
 .......................................................................
    BB/Ba                     1.00%                   5.73%
 .......................................................................
    B/B                       0.00%                   5.41%
 .......................................................................
    CCC/Caa                   0.00%                   0.54%
 .......................................................................
    CC/Ca                     0.00%                   0.00%
 .......................................................................
    C/C                       0.00%                   0.22%
 .......................................................................
    D                         0.00%                   0.00%
 .......................................................................
    Percentage of
    Rated and
    Unrated
    Securities               77.64%                  22.36%
 .......................................................................



The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.



              ADDITIONAL INFORMATION REGARDING CERTAIN SECURITIES



The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero-coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.



Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.



The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that the use of these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



                       OTHER INVESTMENTS AND RISK FACTORS



The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. If such municipal securities are not available or, in the Fund's investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.



                          INVESTMENT ADVISORY SERVICES



THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                       0.50%
 ......................................................
    Over $500 million                        0.45%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 1999.



The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Timothy D. Haney, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 2000. Mr. Haney has been employed by the Adviser since August 1988.





                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays or any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Short-term investments with remaining maturities of 60 days or less are valued at cost plus interest earned (amortized cost) which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect o each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of such shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After        None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating on the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder with the applicable sales charge. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.



In order to obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value.

    Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests" payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, or other legal entity, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) to the shareholder's bank account of record 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. If a redemption is requested through FundInfo(R) transactions are sent to the predesignated bank account of record only. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gains be paid in cash, be reinvested in the Fund at net asset value, or be invested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.



When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income. Distributions of investment company taxable income (generally taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                    Class A Shares
                                          Nine Months
                          Year Ended         Ended
                         September 30,   September 30,          Year Ended December 31,
                             1999            1998         1997      1996      1995      1994
-------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................     $15.991         $15.767      $15.267   $15.549   $14.261   $16.164
                            -------         -------      -------   -------   -------   -------
 Net Investment
   Income..............        .819            .664         .852      .898      .874      .886
 Net Realized and
   Unrealized
   Gain/Loss...........      (1.461)           .195         .500     (.298)    1.296    (1.907)
                            -------         -------      -------   -------   -------   -------

Total from Investment
 Operations............       (.642)           .859        1.352      .600     2.170    (1.021)

Less Distributions from
 Net Investment
 Income................        .846            .635         .852      .882      .882      .882
                            -------         -------      -------   -------   -------   -------

Net Asset Value, End of
 the Period............     $14.503         $15.991      $15.767   $15.267   $15.549   $14.261
                            =======         =======      =======   =======   =======   =======

Total Return(a)........      (4.25%)          5.62%*       9.14%     4.07%    15.61%    (6.37%)
Net Assets at End of
 the Period (In
 millions).............      $777.5          $788.7       $766.2    $792.3    $839.7    $495.8
Ratio of Operating
 Expenses to Average
 Net Assets(b).........        .88%            .84%         .89%      .94%      .99%      .99%
Ratio of Interest
 Expense to Average Net
 Assets................        .17%            .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
 Income to Average Net
 Assets(b).............       5.34%           5.63%        5.54%     5.93%     5.86%     5.93%
Portfolio Turnover.....        116%             89%*        104%       73%       61%       75%


                                                    Class B Shares
                                          Nine Months
                          Year ended         Ended
                         September 30,   September 30,          Year Ended December 31,
                             1999            1998         1997      1996      1995      1994
                         -------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................     $15.982         $15.764      $15.267   $15.549   $14.261   $16.139
                            -------         -------      -------   -------   -------   -------
 Net Investment
   Income..............        .713            .572         .734      .783      .762      .780
 Net Realized and
   Unrealized
   Gain/Loss...........      (1.473)           .195         .501     (.297)    1.294    (1.890)
                            -------         -------      -------   -------   -------   -------
Total from Investment
 Operations............       (.760)           .767        1.235      .486     2.056    (1.110)
Less Distributions from
 Net Investment
 Income................        .732            .549         .738      .768      .768      .768
                            -------         -------      -------   -------   -------   -------
Net Asset Value, End of
 the Period............     $14.490         $15.982      $15.764   $15.267   $15.549   $14.261
                            =======         =======      =======   =======   =======   =======
Total Return(a)........      (4.95%)         5.05%*       8.27%     3.29%    14.74%    (6.96%)
Net Assets at End of
 the Period (In
 millions).............      $106.6          $197.9       $211.2    $211.0    $216.6    $158.7
Ratio of Operating
 Expenses to Average
 Net Assets(b).........       1.63%           1.62%        1.65%     1.70%     1.73%     1.70%
Ratio of Interest
 Expense to Average Net
 Assets................        .17%            .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
 Income to Average Net
 Assets(b).............       4.57%           4.85%        4.78%     5.17%     5.09%     5.22%
Portfolio Turnover.....        116%             89%*        104%       73%       61%       75%

                                                    Class C Shares

                                         Nine Months
                          Year Ended        Ended
                         September 30,  September 30,          Year Ended December 31,
                             1999           1998         1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................     $15.964        $15.747      $15.254   $15.545   $14.262   $16.141
                            -------        -------      -------   -------   -------   -------
 Net Investment
   Income..............        .699           .570         .730      .782      .771      .783
 Net Realized and
   Unrealized
   Gain/Loss...........      (1.455)          .196         .501     (.305)    1.280    (1.894)
                            -------        -------      -------   -------   -------   -------
Total from Investment
 Operations............       (.756)          .766        1.231      .477     2.051    (1.111)
Less Distributions from
 Net Investment
 Income................        .732           .549         .738      .768      .768      .768
                            -------        -------      -------   -------   -------   -------
Net Asset Value, End of
 the Period............     $14.476        $15.964      $15.747   $15.254   $15.545   $14.262
                            =======        =======      =======   =======   =======   =======
Total Return(a)........     (4.90%)          4.99%*       8.34%     3.16%    14.74%    (6.97%)
Net Assets at End of
 the Period (In
 millions).............       $17.5          $15.5        $15.3     $12.9     $11.2      $3.9
Ratio of Operating
 Expenses to Average
 Net Assets(b).........       1.63%          1.62%        1.66%     1.70%     1.72%     1.74%
Ratio of Interest
 Expense to Average Net
 Assets................        .17%           .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
 Income to Average Net
 Assets(b).............       4.55%          4.86%        4.75%     5.17%     5.24%     5.19%
Portfolio Turnover.....        116%            89%*        104%       73%       61%       75%


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

N/A= Not Applicable

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                        LONG-TERM DEBT--INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                              2.  MUNICIPAL NOTES

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.

The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong or strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                              3. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.


C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                           4. TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                           2. SHORT-TERM EXEMPT NOTES

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                         3. TAX-EXEMPT COMMERCIAL PAPER

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES


                                  AND OFFICERS



                               BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



                                    OFFICERS



Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood, III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



  * "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time


Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN MUNICIPAL INCOME FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen Municipal Income Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen Municipal Income Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


KPMG LLP


303 East Wacker Drive


Chicago, IL 60601

                                  VAN  KAMPEN
                            MUNICIPAL  INCOME  FUND

                                   PROSPECTUS

                                JANUARY 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


The Fund's Investment Company Act       File No. is 811-4386.       MIF PRO 1/00

                                  VAN  KAMPEN
                   INTERMEDIATE  TERM MUNICIPAL  INCOME  FUND


Van Kampen Intermediate Term Municipal Income Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment-grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                  This prospectus is dated  JANUARY 28, 2000.

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  16
Redemption of Shares..............................  22
Distributions from the Fund.......................  24
Shareholder Services..............................  24
Federal Income Taxation...........................  27
Financial Highlights..............................  29
Appendix--Description of Securities Ratings....... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of municipal securities that are rated investment-grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. To enhance yield and to add diversification, the Fund may invest the remaining 35% of its total assets in municipal securities rated below investment grade and unrated municipal securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings).



The Fund buys and sells municipal securities with a view towards seeking a high level of tax-exempt income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the Fund's investment adviser's assessments materially change.



The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, and interest rate swaps or other interest rate-related transactions) for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. Although the Fund may invest in securities of any maturity, the Fund seeks to maintain a dollar-weighted average portfolio life of three to ten years. This means that the Fund will be subject to greater market risk that a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer or general economic news than higher-grade securities.



Market risk is often greater among certain types of debt securities, such as zero-coupon bonds or pay-in-


                               UNDERSTANDING
                              QUALITY RATINGS

Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.


     Moody's       S&P        Meaning
------------------------------------------------------
         Aaa       AAA        Highest quality
 ......................................................
          Aa       AA         High quality
 ......................................................
           A       A          Above-average quality
         Baa       BBB        Average quality
 ......................................................
          Ba       BB         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         Caa       CCC        Poor quality
 ......................................................
          Ca       CC         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................

          --       D          In default
 ......................................................

kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund invests at least 65% of its total assets in investment-grade securities and the Fund may invest up to 35% of its total assets in securities with below investment-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a substantial portion of its total assets in municipal securities subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


                               UNDERSTANDING
                            MUNICIPAL SECURITIES


Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investor's home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment tech-niques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Are in a high federal income tax bracket



- Wish to add to their personal investment portfolio a fund that invests primarily in municipal securities and seeks to maintain an average portfolio life of intermediate term



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long term investment, and the Fund should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE



One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

BAR CHART

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -3.32
1995                                                                             15.31
1996                                                                              4.27
1997                                                                              8.08
1998                                                                              5.98
1999                                                                             -1.56


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return was 6.43% (for the quarter ended March 31, 1995) and the lowest quarterly return was -4.02% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past       Since
    December 31, 1999  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class A
    Shares             -4.77%    5.58%        4.84%(1)
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%        5.38%(1)
 .......................................................
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class B
    Shares             -5.10%    5.51%        4.60%(1)**
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%        5.38%(1)
 .......................................................
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class C
    Shares             -3.23%    5.53%        3.73%(2)
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%        4.87%(3)
 .......................................................



 Inception dates: (1) 5/28/93, (2) 10/19/93, (3) 10/31/93.



* The Lehman Brothers Municipal Bond Index is a broad-based, statistical composite of municipal bonds.



** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after purchase. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after purchase. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 1999 is 3.51% for Class A Shares, 2.85% for Class B Shares and 2.90% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------



Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       3.25%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                   None(2)    3.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
                             None      None      None
 ...............................................................
Redemption fees              None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................



                ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)
---------------------------------------------------------------
Management fees              0.50%     0.50%     0.50%
 ...............................................................
Distribution and/or
service (12b-1) fees(5)
                             0.25%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.53%     0.47%     0.52%
 ...............................................................
Total annual fund
operating expenses
                             1.28%     1.97%     2.02%
 ...............................................................



(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 3.00% in the first year after purchase, declining thereafter as follows:



                                  Year 1-3.00%


                                  Year 2-2.50%


                                  Year 3-2.00%


                                  Year 4-1.00%


                                   After-None


   See "Purchase of Shares -- Class B Shares."


(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $451      $717       $1,003      $1,816
 ......................................................................
Class B Shares             $500      $819       $1,064      $1,947*
 ......................................................................
Class C Shares             $305      $635       $1,090      $2,353
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $451      $717       $1,003      $1,816
 ......................................................................
Class B Shares             $200      $619       $1,064      $1,947*
 ......................................................................
Class C Shares             $205      $635       $1,090      $2,353
 ......................................................................


* Based on conversion to Class A Shares after eight years.


                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in investment-grade municipal securities. Under normal market conditions, the Fund may invest the remaining 35% of its total assets in below investment-grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category. For a description of securities ratings, see the appendix to this prospectus. The Fund may invest a substantial portion of its assets in municipal securities that are subject to alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds which are treated as investments in municipal securities.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In pursuing its investment objective, the Fund may invest in securities of any maturity, but seeks to maintain a dollar-weighted average portfolio life of three to ten years. Generally, a portfolio of municipal securities having an intermediate dollar-weighted average life tends to produce a higher level of income than a portfolio of municipal securities having a shorter dollar-weighted average life and has less net asset value volatility than a portfolio of municipal securities having a longer dollar-weighted average life, although such differences cannot be assured. In addition, market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives. Based on the foregoing, the Fund's investment adviser believes that under current market conditions the yield and price characteristics of a municipal securities portfolio with a dollar-weighted average portfolio life of three to ten years generally offer an attractive balance between income and interest rate risk. In certain market conditions, however, such a portfolio may be less attractive because of differences in yield between municipal securities of different maturities due to supply and demand forces, monetary and tax policies and investor expectations. In the event of sustained market conditions that make it less desirable to maintain a dollar-weighted average portfolio life of three to ten years, the Board of Trustees of the Fund, in consultation with the Fund's investment adviser, may change the investment policy of the Fund with respect to the dollar-weighted average life of the portfolio.



The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities which it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the Fund's investment adviser's assessments materially change. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this prospectus.



Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. The Fund has no limitation as to the expected life or started maturity of individual municipal securities in which it may invest. As previously discussed, the Fund may adjust the average life of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.



The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.


Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment-grade involve special risks as compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.



The Fund may invest a substantial portion of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.


The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.


                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES



Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.



Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.



While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure and seeking to maintain a dollar-weighted average portfolio life of three to ten years. Secondary market prices of lower-grade income securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade income securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.



The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.



The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.



The Fund's investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities of comparable quality. Securities assigned the lowest grade ratings include those of issuers that are in default or are in bankruptcy or reorganization. Securities of such issuers are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.



Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the

Fund's investment objective may be more dependent upon the Fund's investment adviser's credit analysis than is the case with investing in higher-grade securities.



New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 1999 invested in the various ratings categories (based on the higher of the Moody's or S&P ratings) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year computed on a monthly basis.



                                                         Unrated
                                                      Securities of
                              Rated Securities     Comparable Quality
            Rating           (as a Percentage of   (as a Percentage of
           Category           Portfolio Value)      Portfolio Value)
--------------------------------------------------------------------------
    AAA/Aaa                        41.35%                 0.94%
 ..........................................................................
    AA/Aa                           3.67%                    0%
 ..........................................................................
    A/A                             7.20%                    0%
 ..........................................................................
    BBB/Baa                        19.98%                 8.75%
 ..........................................................................
    BB/Ba                           1.18%                12.29%
 ..........................................................................
    B/B                                0%                 4.57%
 ..........................................................................
    CCC/Caa                         0.07%                    0%
 ..........................................................................
    CC/Ca                              0%                    0%
 ..........................................................................
    C/C                                0%                    0%
 ..........................................................................
    D                                  0%                    0%
 ..........................................................................
    Percentage of Rated and
    Unrated Securities             73.45%                26.55%
 ..........................................................................



The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.



              ADDITIONAL INFORMATION REGARDING CERTAIN SECURITIES



The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero-coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.



Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.



The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that the use of these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.



Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



                       OTHER INVESTMENTS AND RISK FACTORS



The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term municipal obligations. If such high-quality, short-term securities are not available or, in the Fund's investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                   0.50%
 .....................................................
    Over $500 million                    0.45%
 .....................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 1999.



The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Timothy D. Haney, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1997. Mr. Haney has been employed by the Adviser since August 1988.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B

Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays or any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Short-term investments with remaining maturities of 60 days or less are valued at cost plus accrued interest (amortized cost) which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of such shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:
                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $25,000            3.25%        3.36%
 ..........................................................
    $25,000 but less than
    $250,000                     2.75%        2.83%
 ..........................................................
    $250,000 but less than
    $500,000                     1.75%        1.78%
 ..........................................................
    $500,000 but less than
    $1,000,000                   1.50%        1.52%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends on capital gain dividends.



Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       3.00%
 ................................................
    Second                      2.50%
 ................................................
    Third                       2.00%
 ................................................
    Fourth                      1.00%
 ................................................
    Fifth and After              None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.



                                 CLASS C SHARES



Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge including any appreciation of such shares followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder with the applicable sales charge. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program thereof, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.



In order to obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



1. Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



2. Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


3. Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

4. Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

5. Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

6. Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

7. Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


8. Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or
   (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


9. Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows:
   1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests" payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, or other legal entity, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) to the shareholder's bank account of record 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. If a redemption is requested through FundInfo(R) transactions are sent to the predesignated bank account of record only. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income, as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gains be paid in cash, be reinvested in the Fund at net asset value, or be invested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.



When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange.



A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income. Distributions of investment company taxable income (generally taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                            Class A Shares
                                                              Nine Months
                                             Year Ended         Ended                Year Ended December 31,
                                             September 30,    September 30,           --------------------
                                                1999             1998          1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...................................       $10.728          $10.536      $10.213   $10.264   $ 9.330   $10.145
                                                -------          -------      -------   -------   -------   -------
 Net Investment Income...................          .471             .358         .480      .455      .508      .489
 Net Realized and Unrealized Gain/Loss...         (.475)            .199         .317     (.032)     .900     (.815)
                                                -------          -------      -------   -------   -------   -------

Total from Investment Operations.........         (.004)            .557         .797      .423     1.408     (.326)

Less Distributions from and in excess of
 Net Investment Income...................          .504              305         .474      .474      .474      .489

Net Asset Value, End of the Period.......       $10.220          $10.728      $10.536   $10.213   $10.264   $ 9.330
                                                =======          =======      =======   =======   =======   =======

Total Return*(a).........................        (0.10%)           5.36%**      8.08%     4.27%    15.31%    (3.32%)
Net Assets at End of the Period (In
 millions)...............................       $  29.5          $  20.6      $  12.9   $  12.5   $  15.6   $  15.7
Ratio of Expenses to Average Net
 Assets*.................................         1.28%            1.30%        1.52%     1.56%     1.00%      .67%
Ratio of Net Investment Income to Average
 Net Assets*.............................         4.49%            4.61%        4.67%     4.45%     5.10%     5.07%
Portfolio Turnover.......................           65%              15%**        37%       45%       75%      274%
*If certain expenses had not been reimbursed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets..................................           N/A              N/A        1.67%     1.74%     1.61%     1.75%
Ratio of Net Investment Income to Average
 Net Assets..............................           N/A              N/A        4.52%     4.27%     4.49%     3.99%

                                                                         Class B Shares
                                                           Nine Months
                                           Year Ended        Ended                Year Ended December 31,
                                           September 30,   September 30,           --------------------
                                              1999            1998          1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...................................     $10.714         $10.526      $10.209   $10.263   $ 9.319   $10.137
                                              -------         -------      -------   -------   -------   -------
 Net Investment Income...................        .392            .308         .402      .375      .430      .417
 Net Realized and Unrealized Gain/Loss...       (.475)           .191         .317     (.027)     .916     (.818)
                                              -------         -------      -------   -------   -------   -------
Total from Investment Operations.........       (.083)           .499         .719      .348     1.346      .401
Less Distributions from and in excess of
 Net Investment Income...................        .428            .311         .402      .402      .402      .417
Net Asset Value, End of the Period.......     $10.203         $10.714      $10.526   $10.209   $10.263   $ 9.319
                                              =======         =======      =======   =======   =======   =======
Total Return*(a).........................      (0.81%)          4.74%**      7.23%     3.54%    14.62%    (4.04%)
Net Assets at End of the Period (In
 millions)...............................     $  10.4         $  15.2      $  16.4   $  16.4   $  17.5   $  17.7
Ratio of Expenses to Average Net
 Assets*.................................       1.97%           2.06%        2.28%     2.32%     1.75%     1.43%
Ratio of Net Investment Income to Average
 Net Assets*.............................       3.80%           3.90%        3.91%     3.69%     4.33%     4.30%
Portfolio Turnover.......................         65%             15%**        37%       45%       75%      274%
*If certain expenses had not been reimbur
 would have been as follows:
Ratio of Expenses to Average Net
 Assets..................................         N/A             N/A        2.42%     2.50%     2.36%     2.50%
Ratio of Net Investment Income to Average
 Net Assets..............................         N/A             N/A        3.77%     3.51%     3.72%     3.24%

                                                                         Class C Shares
                                                           Nine Months
                                           Year Ended        Ended                Year Ended December 31,
                                           September 30,   September 30,           --------------------
                                              1999            1998          1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...................................     $10.712         $10.525      $10.206   $10.260   $ 9.314   $10.134
                                              -------         -------      -------   -------   -------   -------
 Net Investment Income...................        .399            .308         .402      .374      .430      .419
 Net Realized and Unrealized Gain/Loss...       (.481)           .190         .319     (.026)     .918     (.822)
                                              -------         -------      -------   -------   -------   -------
Total from Investment Operations.........       (.082)           .498         .721      .348     1.348     (.403)
Less Distributions from and in excess of
 Net Investment Income...................        .428            .311         .402      .402      .402      .417
Net Asset Value, End of the Period.......     $10.202         $10.712      $10.525   $10.206   $10.260   $ 9,314
                                              =======         =======      =======   =======   =======   =======
Total Return*(a).........................      (0.81%)          4.74%**      7.23%     3.54%    14.74%    (4.04%)
Net Assets at End of the Period (In
 millions)...............................     $   5.6         $   3.3      $   3.1   $   5.8   $   4.9   $   4.7
Ratio of Expenses to Average Net
 Assets*.................................       2.02%           2.06%        2.29%     2.32%     1.74%     1.43%
Ratio of Net Investment Income to Average
 Net Assets*.............................       3.75%           3.89%        3.88%     3.70%     4.36%     4.34%
Portfolio Turnover.......................         65%             15%**        37%       45%       75%      274%
*If certain expenses had not been reimbur
 would have been as follows:
Ratio of Expenses to Average Net
 Assets..................................         N/A             N/A        2.43%     2.50%     2.34%     2.46%
Ratio of Net Investment Income to Average
 Net Assets..............................         N/A             N/A        3.74%     3.52%     3.75%     3.31%


** Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A - Not Applicable

                            APPENDIX -- DESCRIPTION

                             OF SECURITIES RATINGS


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:


2. Nature of and provisions of the obligation; and


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                       LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


                               2. MUNICIPAL NOTES


A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.


The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong or strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                              3. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                           4. TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



                                 LONG-TERM DEBT


MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                           2. SHORT-TERM EXEMPT NOTES

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                         3. TAX-EXEMPT COMMERCIAL PAPER

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-Leading market positions in well established industries.

-High rates of return on funds employed.

-Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-Well established access to a ranges of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES


                                  AND OFFICERS



                               BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



                                    OFFICERS



Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood, III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



  * "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time


Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen Intermediate Term Municipal Income Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen Intermediate Term Municipal Income Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


KPMG LLP


303 East Wacker Drive

Chicago, IL 60601

                                  VAN  KAMPEN
                               INTERMEDIATE  TERM
                            MUNICIPAL  INCOME  FUND

                                   PROSPECTUS

                                JANUARY 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                    INF PRO 1/00

                                   VAN KAMPEN
                    FLORIDA  INSURED  TAX  FREE INCOME  FUND


Van Kampen Florida Insured Tax Free Income Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  This prospectus is dated  JANUARY 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  13
Purchase of Shares.................................  14
Redemption of Shares...............................  21
Distributions from the Fund........................  22
Shareholder Services...............................  23
Florida Taxation...................................  25
Federal Income Taxation............................  26
Financial Highlights...............................  28


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital.


                             INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company. The Fund is designed for investors who are residents of Florida for tax purposes.



The Fund buys and sells Florida municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and Florida intangible personal property taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the Fund's investment adviser's assessment of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



Under normal market conditions, the Fund invests at least 80% of its total assets in insured Florida municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in uninsured Florida municipal securities rated "investment grade" at the time of purchase by a nationally recognized statistical rating organization. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, and interest rate swaps or other interest rate-related transactions) for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities.



Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.



Market risk is often greater among certain types of debt securities, such as zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


                     UNDERSTANDING MUNICIPAL SECURITIES


Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investor's home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.



                                INVESTOR PROFILE



In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Are in a high federal income tax bracket



- Are subject to Florida intangible personal property tax



- Wish to add to their personal investment portfolio a Fund that invests primarily in insured Florida municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             16.29
1996                                                                              4.37
1997                                                                              8.72
1998                                                                              6.61
1999                                                                             -5.06

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the five-year period shown in the bar chart, the highest quarterly return was 6.75% (for the quarter ended March 31, 1995) and the lowest quarterly return was -2.37% (for the quarter ended March 31, 1996).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charge paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



      Average Annual
      Total Returns
         for the
      Periods Ended      Past       Past         Since
    December 31, 1999   1 Year     5 Years     Inception
---------------------------------------------------------
    Van Kampen Florida
    Insured Tax Free
    Income Fund --
    Class A Shares       -9.58%     4.93%      4.26%(1)
    Lehman Brothers
    Municipal Bond
    Index                -2.06%     6.91%      5.86%(1)
 .........................................................
    Van Kampen Florida
    Insured Tax Free
    Income Fund --
    Class B Shares       -9.38%     4.94%      4.27%(1)
    Lehman Brothers
    Municipal Bond
    Index                -2.06%     6.91%      5.86%(1)
 .........................................................
    Van Kampen Florida
    Insured Tax Free
    Income Fund --
    Class C Shares       -6.61%     5.22%      4.45%(1)
    Lehman Brothers
    Municipal Bond
    Index                -2.06%     6.91%      5.86%(1)
 .........................................................


 Inception date: (1) 7/29/94.


* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.



The current yield for the thirty-day period ended September 30, 1999 is 5.12% for Class A Shares, 4.62% for Class B Shares and 4.61% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------



Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)    4.00%(3)      1.00%(4)
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends    None        None          None
 ..............................................................
Redemption fees         None        None          None
 ..............................................................
Exchange fee            None        None          None
 ..............................................................



ANNUAL FUND OPERATING EXPENSES



(expenses that are deducted from Fund assets)

--------------------------------------------------------------
Management fees(5)      0.50%      0.50%         0.50%
 ..............................................................
Distribution and/or
service (12b-1)         0.25%     1.00%(7)      1.00%(7)
fees(6)
 ..............................................................
Other expenses(5)       0.35%      0.36%         0.37%
 ..............................................................
Total annual fund
operating expenses(5)   1.10%      1.86%         1.87%
 ..............................................................



(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:



                                   Year 1-4.00%


  Year 2-3.75%


  Year 3-3.50%


  Year 4-2.50%


  Year 5-1.50%


  Year 6-1.00%


  After-None


   See "Purchase of Shares -- Class B Shares."


(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 1999 were 0.37%, 1.13% and 1.14% for Class A Shares, Class B Shares and Class C Shares, respectively.


(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $582       $808      $1,052      $1,752
 ......................................................................
Class B Shares             $589       $935      $1,156      $1,981*
 ......................................................................
Class C Shares             $290       $588      $1,011      $2,190
 ......................................................................

You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $582       $808      $1,052      $1,752
 ......................................................................
Class B Shares             $189       $585      $1,006      $1,981*
 ......................................................................
Class C Shares             $190       $588      $1,011      $2,190
 ......................................................................


* Based on conversion to Class A Shares after eight years.


                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P"), or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of Florida for tax purposes.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the Fund's investment adviser's assessment of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.



The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and Florida intangible personal property taxes and selects securities that the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding Florida municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



Under normal market conditions, the Fund invests at least 80% of its total assets in insured Florida municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in uninsured Florida municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or an equivalent rating by another NRSRO and comparably rated short term securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.

                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Florida municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Florida municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total municipal securities that are subject to federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.


The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.


The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.



Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of the municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on the investment advisor's assessment of the relative yields available on different maturities and the investment adviser's expectations of future changes in interest rates. The Fund may invest in shorter term municipal securities when it believes market conditions warrant such investments.



The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Although the Fund invests primarily in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.



The Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES


The Fund invests primarily in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Such insurance could be provided as:
Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Statement of Additional Information.

                        SPECIAL CONSIDERATIONS REGARDING

                          FLORIDA MUNICIPAL SECURITIES

The Fund invests primarily in a portfolio of Florida municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting Florida municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific Florida municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.


Florida's economic outlook is projected generally to reflect the national economic outlook and is expected to experience steady if unspectacular growth over the next couple of years. Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the state's unemployment rate has again been below or about the same as the nation's. The unemployment rate for Florida in 1999 was 4.0% while the national rate in 1999 was 4.2%. Florida's unemployment rate is expected to be 4.3% for fiscal year 1999-00 and 4.5% for fiscal year 2000-01. For the State's fiscal year ended June 30, 1999, receipts from the sales and use tax, the greatest single source of tax revenue to the State of Florida, were $13,918 million, an increase of 7.3% from fiscal year 1997-98.



Tourism is one of Florida's most important industries. Approximately 48.7 million people visited the State in 1998. By the end of fiscal year 1999-00,
51.2 million domestic and international tourists are estimated to have visited the state. In 2000-01, tourist arrivals should approximate 52.6 million.


County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

Voters at the general election in November 1994 approved an amendment to the Constitution of the State of Florida limiting future state revenues. It is unclear what effect, if any, such amendment would have on state or local government debt obligations.

The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning Florida municipal securities and the State of Florida is included in the Statement of Additional Information.


                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.



Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



                       OTHER INVESTMENTS AND RISK FACTORS



The Fund may investment in zero-coupon securities which are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero-coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights". The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs, (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term Florida municipal obligations. If such municipal obligations are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality, municipal securities of issuers other than issuers of Florida municipal securities. Furthermore, if such high-quality securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.



                          INVESTMENT ADVISORY SERVICES



THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                       0.50%
 ......................................................
    Over $500 million                        0.45%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 1999.



The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund also pays all charges and expenses of its day-to-day operations including service fees, distribution fees, custodial fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, the Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Thomas M. Byron, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1997. Prior to January 1997, Mr. Byron was manager of the Adviser's Unit Investment Trust Purchasing Desk. He assumed buying responsibilities for all national tax-free and taxable unit trusts for the Adviser since April 1994. Prior to April 1994, Mr. Byron was responsible for buying the state unit investment trusts for the Adviser. Mr. Byron has been employed by the Adviser since 1981.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charge, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern standard time Monday through Friday, except on customary business holidays or on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which current market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Short-term investments with remaining maturities of 60 days or less are valued at cost plus interest earned (amortized cost) which approximates market values.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of such shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and

"brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.

                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                          Sales Charge as a
                            Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After            None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by of shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder with the applicable sales charge. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


In order to obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees;

    provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.


(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in a brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, or other legal entity, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the IRA custodian/trustee to be forwarded to Investor Services. Contact the IRA custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer.

The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) to the shareholder's bank account of record 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. If a redemption is requested through FundInfo(R), transactions are sent to the predesignated bank account of record only. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gains be paid in cash, be reinvested in the Fund at net asset value, or be invested in another Van Kampen Fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.



When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire Share account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions, see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                FLORIDA TAXATION

The following Florida tax discussion is based on the advice of Squire, Sanders & Dempsey L.L.P., special counsel to the Fund for Florida tax matters.


Under existing Florida law, shares of the Fund will not be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, at least 90% of the net asset value of the Fund's portfolio consisted of (1) notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies, or by the governments of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (FOR THIS PURPOSE, OBLIGATIONS ISSUED BY A NONPROFIT CORPORATION FORMED UNDER THE GENERAL NONPROFIT CORPORATION LAW OF A STATE ARE NOT EXEMPT FROM THE FLORIDA INTANGIBLE PERSONAL PROPERTY TAX EVEN IF THEY ARE CONSIDERED FOR FEDERAL INCOME TAX PURPOSES TO BE OBLIGATIONS ISSUED "ON BEHALF OF" A GOVERNMENTAL UNIT THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.) Shares of the Fund will generally be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, less than 90% of the net asset value of the Fund's portfolio is invested in assets that are exempt from the Florida intangible property tax.


The State of Florida and its political subdivisions do not impose income taxes on individuals, and therefore individual shareholders of the Fund will not be subject to a Florida income tax on distributions from the Fund or on gain from the sale or other disposition of shares of the Fund.

Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from the Fund and on gain from the sale or other disposition of shares of the Fund to the extent such income or gain is allocated or apportioned to Florida. Accordingly, investment in shares of the Fund may not be appropriate for such corporations.

The transfer of shares of the Fund will not be subject to the Florida documentary stamp tax. Shares of the Fund will be included in assets subject to Florida estate tax.

Under current Florida tax law, the Florida intangible personal property tax rate is $1.50 per $1,000 of taxable intangible property. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by the Fund are not exempt from taxation in such other state.

The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

                            FEDERAL INCOME TAXATION

The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom (Illinois).

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income. Distributions of investment company taxable income (generally, taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on such undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                      CLASS A SHARES
                                                                                                      JULY 29, 1994
                                                                                                      (COMMENCEMENT
                                                                                                      OF INVESTMENT
                                                         NINE MONTHS                                   OPERATIONS)
                                         YEAR ENDED         ENDED                                          TO
                                        SEPTEMBER 30,   SEPTEMBER 30,     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                            1999            1998         1997      1996      1995         1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period...............................     $15.921         $15.550      $15.060   $15.203   $13.796      $14.300
                                           -------         -------      -------   -------   -------      -------
 Net Investment Income................        .778            .564         .766      .784      .789         .291
 Net Realized and Unrealized
   Gain/Loss..........................      (1.353)           .388         .508     (.153)    1.416        (.507)
                                           -------         -------      -------   -------   -------      -------

Total from Investment Operations......       (.575)           .952        1.274      .631     2.205        (.216)
                                           -------         -------      -------   -------   -------      -------

Less:
 Distributions from and in Excess of
   Net Investment Income..............        .770            .581         .774      .774      .798         .288
 Distributions from Net Realized
   Gain...............................          -0-             -0-        .010        -0-       -0-          -0-
                                           -------         -------      -------   -------   -------      -------
Total Distributions...................        .770            .581         .784      .774      .798         .288
                                           -------         -------      -------   -------   -------      -------

Net Asset Value, End of the Period....     $14.576         $15.921      $15.550   $15.060   $15.203      $13.796
                                           =======         =======      =======   =======   =======      =======

Total Return*(a)......................      (3.74%)          6.26%**      8.72%     4.37%    16.29%       (1.47%)**
Net Assets at End of the Period (In
 millions)(b).........................       $39.8           $27.1        $29.3     $22.2     $16.2         $9.0
Ratio of Expenses to Average Net
 Assets*..............................        .37%            .60%         .59%      .28%      .44%         .49%
Ratio of Net Investment Income to
 Average Net Assets*..................       4.98%           4.85%        5.05%     5.31%     5.33%        5.13%
Portfolio Turnover....................        101%             50%**        48%       73%       41%          19%**

* If certain expenses had not been
  assumed by the Adviser, total return
  would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................       1.10%           1.30%        1.29%     1.47%     1.70%        1.99%
Ratio of Net Investment Income to
 Average Net Assets...................       4.25%           4.15%        4.35%     4.13%     4.07%        3.64%

                                                                      CLASS B SHARES
                                                                                                      JULY 29, 1994
                                                                                                      (COMMENCEMENT
                                                                                                      OF INVESTMENT
                                                         NINE MONTHS                                   OPERATIONS)
                                         YEAR ENDED         ENDED                                          TO
                                        SEPTEMBER 30,   SEPTEMBER 30,     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                            1999            1998         1997      1996      1995         1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period...............................     $15.925         $15.554      $15.064   $15.201   $13.792      $14.300
                                           -------         -------      -------   -------   -------      -------
 Net Investment Income................        .658            .478         .650      .677      .685         .251
 Net Realized and Unrealized
   Gain/Loss..........................      (1.350)           .388         .510     (.154)    1.415        (.509)
                                           -------         -------      -------   -------   -------      -------
Total from Investment Operations......       (.692)           .866        1.160      .523     2.100        (.258)
                                           -------         -------      -------   -------   -------      -------
Less:
 Distributions from and in Excess of
   Net Investment Income..............        .656            .495         .660      .660      .691         .250
 Distributions from Net Realized
   Gain...............................          -0-             -0-        .010        -0-       -0-          -0-
                                           -------         -------      -------   -------   -------      -------
Total Distributions...................        .656            .495         .670      .660      .691         .250
                                           -------         -------      -------   -------   -------      -------
Net Asset Value, End of the Period....     $14.577         $15.925      $15.554   $15.064   $15.201      $13.792
                                           =======         =======      =======   =======   =======      =======
Total Return*(a)......................      (4.51%)          5.74%**      7.91%     3.58%    15.53%       (1.81%)**
Net Assets at End of the Period (In
 millions)(b).........................       $29.0           $23.6        $22.5     $18.9     $16.9        $10.9
Ratio of Expenses to Average Net
 Assets*..............................       1.13%           1.35%        1.33%     1.03%     1.12%        1.26%
Ratio of Net Investment Income to
 Average Net Assets*..................       4.23%           4.09%        4.30%     4.56%     4.66%        4.31%
Portfolio Turnover....................        101%             50%**        48%       73%       41%          19%**
* If certain expenses had not been
  assumed by the Adviser, total return
  would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................       1.86%           2.05%        2.03%     2.22%     2.38%        2.75%
Ratio of Net Investment Income to
 Average Net Assets...................       3.50%           3.39%        3.60%     3.38%     3.40%        2.81%

                                                                       CLASS C SHARES
                                                                                                       JULY 29, 1994
                                                                                                       (COMMENCEMENT
                                                                                                       OF INVESTMENT
                                                         NINE MONTHS                                    OPERATIONS)
                                         YEAR ENDED         ENDED                                           TO
                                        SEPTEMBER 30,   SEPTEMBER 30,     YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                            1999            1998          1997      1996      1995         1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period...............................     $15.941         $15.581       $15.081   $15.213   $13.786      $14.300
                                          --------        --------      --------   -------   -------      -------
 Net Investment Income................        .662            .483          .666      .668      .690         .249
 Net Realized and Unrealized
   Gain/Loss..........................      (1.355)           .372          .504     (.140)    1.428        (.513)
                                          --------        --------      --------   -------   -------      -------
Total from Investment Operations......       (.693)           .855         1.170      .528     2.118        (.264)
                                          --------        --------      --------   -------   -------      -------
Less:
 Distributions from and in Excess of
   Net Investment Income..............        .656            .495          .660      .660      .691         .250
 Distributions from Net Realized
   Gain...............................          -0-             -0-         .010        -0-       -0-          -0-
                                          --------        --------      --------   -------   -------      -------
Total Distributions...................        .656            .495          .670      .660      .691         .250
                                          --------        --------      --------   -------   -------      -------
Net Asset Value, End of the Period....     $14.592         $15.941       $15.581   $15.081   $15.213      $13.786
                                          ========        ========      ========   =======   =======      =======
Total Return*(a)......................      (4.51%)          5.60%**       7.97%     3.65%    15.61%       (1.81%)**
Net Assets at End of the Period (In
 millions)(b).........................    $3,106.7        $1,622.4      $1,195.1    $849.2    $461.8        $11.4
Ratio of Expenses to Average Net
 Assets*..............................       1.14%           1.32%         1.37%     1.03%     1.13%        1.26%
Ratio of Net Investment Income to
 Average Net Assets*..................       4.28%           4.08%         4.38%     4.56%     4.51%        4.28%
Portfolio Turnover....................        101%             50%**         48%       73%       41%          19%**
* If certain expenses had not been
  assumed by the Adviser, total return
  would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................       1.87%           2.03%         2.06%     2.22%     2.39%        2.74%
Ratio of Net Investment Income to
 Average Net Assets...................       3.55%           3.38%         3.68%     3.38%     3.25%        2.87%


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Class A and Class B Net Assets are stated in millions. Class C Net Assets are stated in thousands.

                               BOARD OF TRUSTEES


                                  AND OFFICERS



BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



OFFICERS



Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com


VAN KAMPEN FLORIDA INSURED TAX FREE


INCOME FUND

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Florida Insured Tax Free Income Fund


Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Florida Insured Tax Free Income Fund


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG LLP
303 East Wacker Drive
Chicago, IL 60601-5212

                                   VAN KAMPEN
                    FLORIDA  INSURED  TAX  FREE INCOME  FUND

                                   PROSPECTUS


                                JANUARY 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4386.
                                                                    FLI PRO 1/00

                                  VAN  KAMPEN
                              NEW  YORK  TAX  FREE
                                  INCOME  FUND


                 Van Kampen New York Tax Free Income Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment-grade at the time of purchase.


                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                  This prospectus is dated  JANUARY 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective, Policies and Risks..........   7
Investment Advisory Services......................  15
Purchase of Shares................................  16
Redemption of Shares..............................  23
Distributions from the Fund.......................  24
Shareholder Services..............................  25
New York Taxation.................................  27
Federal Income Taxation...........................  27
Financial Highlights..............................  29
Appendix--Description of Securities Ratings....... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of New York municipal securities that are rated investment-grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of New York for tax purposes. Under normal market conditions, the Fund may invest up to 20% of its total assets in New York municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated New York municipal securities believed by the Fund's investment adviser to be of comparable quality. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings).



The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal, New York state and New York city income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses a credit strategy that emphasizes investment-grade New York municipal securities in combination with below investment grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment-grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the Fund's investment adviser's assessment of any of these factors materially changes.



Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, and interest rate swaps or other interest rate related transactions) for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund that invests

                               UNDERSTANDING
                              QUALITY RATINGS


Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.


     Moody's       S&P        Meaning
------------------------------------------------------
         Aaa
 ......................................................
                   AAA        Highest quality
          Aa       AA         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         Baa       BBB        Average quality
------------------------------------------------------
          Ba       BB         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         Caa       CCC        Poor quality
 ......................................................
          Ca       CC         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
          --       D          In default
 ......................................................


solely in shorter term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer or general economic news than higher-grade securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment-grade securities and the Fund may invest up to 20% of its total assets in securities with below investment-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that buys only investment-grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incident of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities are generally more sensitive to negative issuer developments, such as a decline in revenues or increase in expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

                               UNDERSTANDING
                            MUNICIPAL SECURITIES


Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investor's home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting the City and State of New York than a fund that does not limit its investments to such issuers.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Are in a high federal income tax bracket



- Are subject to New York State or New York City income taxes



- Wish to add to their personal investment portfolio a fund that invests primarily in investment-grade New York municipal securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


1995                                                                             17.33
----                                                                             -----
1996                                                                              5.14
1997                                                                             10.92
1998                                                                              7.50
1999                                                                             -4.89


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return was 7.67% (for the quarter ended March 31, 1995) and the lowest quarterly return was -2.08% (for the quarter ended March 31, 1996).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods, ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                           Past
         for the                            10 Years
      Periods Ended     Past     Past       or Since
    December 31, 1999  1 Year   5 Years   Inception(1)
----------------------------------------------------------
    Van Kampen New
    York Tax Free
    Income Fund --
    Class A Shares     -9.42%    5.90%       4.86%
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%       5.86%
 ..........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class B Shares     -9.13%    5.94%       4.90%
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%       5.86%
 ..........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class C Shares     -6.41%    6.17%       5.05%
    Lehman Brothers
    Municipal Bond
    Index              -2.06%    6.91%       5.86%
 ..........................................................



 Inception date: (1) 7/29/94.


* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.



The current yield for the thirty-day period ended September 30, 1999 is 5.20% for Class A Shares, 4.71% for Class B Shares and 4.70% for Class C Shares.

Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------



Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(2)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(3)   4.00%(4)  1.00%(5)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None      None      None
 ...............................................................
Redemption fees              None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................



ANNUAL FUND OPERATING EXPENSES



(expenses that are deducted from Fund assets)



---------------------------------------------------------------
Management fees(1)           0.60%     0.60%     0.60%
 ...............................................................
Distribution and/or
service
(12b-1) fees(6)
                             0.25%     1.00%(7)  1.00%(7)
 ...............................................................
Other expenses(1)            0.38%     0.38%     0.38%
 ...............................................................
Total annual fund
operating expenses(1)
                             1.23%     1.98%     1.98%
 ...............................................................



(1) The fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 1999 were 0.33%, 1.08% and 1.08% for Class A Shares, Class B Shares and Class C Shares, respectively.


(2) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."


(3) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."


(4) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:


                                  Year 1-4.00%


                                  Year 2-3.75%


                                  Year 3-3.50%


                                  Year 4-2.50%


                                  Year 5-1.50%


                                  Year 6-1.00%


                                   After-None


   See "Purchase of Shares--Class B Shares."


(5) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."


(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $594       $847      $1,119      $1,893
 ......................................................................
Class B Shares             $601       $971      $1,218      $2,113*
 ......................................................................
Class C Shares             $301       $621      $1,068      $2,306
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $594       $847      $1,119      $1,893
 ......................................................................
Class B Shares             $201       $621      $1,068      $2,113*
 ......................................................................
Class C Shares             $201       $621      $1,068      $2,306
 ......................................................................



* Based on conversion to Class A Shares after eight years.

                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in investment-grade New York municipal securities. The Fund is designed for investors who are residents of New York for tax purposes. Under normal market conditions, the Fund may invest up to 20% of its total assets in below-investment grade New York municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this prospectus. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.



The Fund's investment adviser uses an investment strategy that emphasizes investment-grade New York municipal securities in combination with below investment-grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment-grade quality average portfolio for capital preservation.



The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. The Fund's investment adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.



In selecting securities for investment, the Fund's investment adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents. Portfolio securities are typically sold when the Fund's investment adviser's assessment of any of these factors materially changes.


                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. New York municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income tax. Under normal market conditions, at least 80% of the Fund's total assets will be invested in New York municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obliga-tions, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this prospectus.



Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time-to-time depending on its assessment of the relative yields available on securities. The Fund will, however, invest in shorter term municipal securities when it believes market conditions warrant such investments.



The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment-grade involve special risks compared to higher-grade securities. See "Risk of Investing in Lower-Grade Securities" below.



The Fund may invest up to 20% of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.


                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES



Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.



Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may by unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.



Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or nor based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.



The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.



The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the Fund's investment adviser's credit analysis than is the case with investing in higher-grade securities.



New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 1999 invested in the various ratings categories (based on the higher of the Moody's or S&P ratings) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year computed on a monthly basis.

                                              Unrated Securities of
                        Rated Securities       Comparable Quality
                       (As a Percentage of     (As a Percentage of
    Rating Category     Portfolio Value)        Portfolio Value)
-----------------------------------------------------------------------
    AAA/Aaa                   30.3%                      0%
 .......................................................................
    AA/Aa                      4.6%                      0%
 .......................................................................
    A/A                       11.6%                      0%
 .......................................................................
    BBB/Baa                   37.4%                    2.3%
 .......................................................................
    BB/Ba                        0%                    7.2%
 .......................................................................
    B/B                          0%                    6.6%
 .......................................................................
    CCC/Caa                      0%                      0%
 .......................................................................
    CC/Ca                        0%                      0%
 .......................................................................
    C/C                          0%                      0%
 .......................................................................
    D                            0%                      0%
 .......................................................................
    Percentage of
    Rated and
    Unrated
    Securities                83.9%                   16.1%
 .......................................................................



The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.


                        SPECIAL CONSIDERATIONS REGARDING

                         NEW YORK MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of New York municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income taxes. Because the Fund invests substantially all of its assets in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting New York municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all New York municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal securities. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York.

There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.


More detailed information concerning New York municipal securities and the State of New York is included in the Fund's Statement of Additional Information.



                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that the use of these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.



Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.



                       OTHER INVESTMENTS AND RISK FACTORS



The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term New York municipal obligations. If such municipal obligations are not available or, in the Fund's investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of New York municipal securities. Furthermore, if such high-quality securities are not available or, in the Fund's investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.






                              INVESTMENT ADVISORY

                                    SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $500 million                       0.60%
 ......................................................
    Over $500 million                        0.50%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 1999.



The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day to day operations, including service fees, distribution fees, custodial fees, legal and independent accounting fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. David C. Johnson, a Senior Vice President of the Adviser, supervises the Adviser's municipal securities practice and coordinates the Adviser's investment policy regarding such securities. Mr. Johnson has been employed by the Adviser since April 1989. Dennis S. Pietrzak, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since August 1995. Mr. Pietrzak has been employed by the Adviser since August, 1995. Prior to joining the Adviser, Mr. Pietrzak was employed by Merrill Lynch where he was in charge of municipal underwriting and trading for 20 years in Merrill Lynch's Midwest region.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays or any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Short-term investments with remaining maturities of 60 days or less are valued at cost plus accrued interest (amortized cost) which approximates market value. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of such shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.

                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After           None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder with the applicable sales charge. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.



In order to obtain these special benefits, all dividends and other distributions by the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, or other legal entity, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement Plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system) to the shareholder's bank account of record 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. If a redemption is requested through FundInfo(R) transactions are sent to the pre-designated bank account of record only. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all of its net investment income, as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends and/or capital gains be paid in cash, be reinvested in the Fund at net asset value, or be invested in another Van Kampen fund at net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.



When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the share holder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684, through Fund Info(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                    NEW YORK
                                    TAXATION

The discussion under this heading applies only to shareholders of the Fund that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City income tax on distributions attributable to interest on New York municipal securities. Individual shareholders will be subject to New York State or New York City income tax on distributions attributable to other income of the Fund (including net capital gain), and gain on the sale of shares of the Fund. Corporations should note that all or a part of any distribution from the Fund, and gain on the sale of shares of the Fund, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.

Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals for taxable years beginning after 1996 is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.83%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Fund are not exempt from taxation in such other state.

                                 FEDERAL INCOME
                                    TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's income may consist of investment company taxable income. Distributions of investment company taxable income (generally, taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                     Class A Shares
                                                                                                     July 29, 1994
                                                                                                     (Commencement
                                                                                                     of Investment
                                                       Nine Months                                   Operations)
                                       Year Ended        Ended                                           to
                                       September 30,   September 30,     Year Ended December 31,     December 31,
                                          1999            1998          1997      1996      1995        1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................       $16.223         $15.734      $14.992   $15.048   $13.579      $14.300
                                          -------         -------      -------   -------   -------      -------
 Net Investment Income.............          .794            .596         .786      .816      .821         .302
 Net Realized and Unrealized
   Gain/Loss.......................        (1.198)           .509         .795     (.074)    1.476        (.722)
                                          -------         -------      -------   -------   -------      -------

Total from Investment Operations...         (.404)          1.105        1.581      .742     2.297        (.420)
                                          -------         -------      -------   -------   -------      -------

Less:
Distributions from and in Excess of
 Net Investment Income.............          .792            .599         .798      .798      .828         .301
Distributions from Net Realized
 Gain..............................          .088            .017         .041       -0-       -0-          -0-
                                          -------         -------      -------   -------   -------      -------
Total Distributions................          .880            .616         .839      .798      .828         .301
                                          -------         -------      -------   -------   -------      -------

Net Asset Value, End of the
 Period............................       $14.939         $16.223      $15.734   $14.992   $15.048      $13.579
                                          =======         =======      =======   =======   =======      =======

Total Return*(a)...................         (2.61%)          7.11%**     10.92%     5.14%    17.33%       (2.93%)**
Net Assets at End of the Period (In
 millions).........................         $36.6           $25.0        $18.0      $7.7      $5.4         $2.9
Ratio of Expenses to Average Net
 Assets*...........................           .33%            .39%         .64%      .31%      .21%         .26%
Ratio of Net Investment Income to
 Average Net Assets*...............          5.03%           5.01%        5.16%     5.56%     5.63%        5.27%
Portfolio Turnover.................            67%             53%**        60%      126%       51%          68%**
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets............................         1.23%           1.43%        1.47%     1.82%     2.10%        2.73%
Ratio of Net Investment Income to
 Average
 Net Assets........................         4.13%           3.97%        4.33%     4.04%     3.74%        2.81%

                                    Class B Shares                        Class B Shares
                                                                                                    July 29, 1994
                                                                                                    (Commencement
                                                                                                    of Investment
                                                      Nine Months                                   Operations)
                                    Year Ended          Ended                                           to
                                    September 30,     September 30,     Year Ended December 31,     December 31,
                                       1999              1998          1997      1996      1995        1994
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................    $16.208        $15.727      $14.992   $15.046   $13.578      $14.300
                                       -------        -------      -------   -------   -------      -------
 Net Investment Income.............       .679           .509         .684      .704      .713         .263
 Net Realized and Unrealized
   Gain/Loss.......................     (1.200)          .507         .782     (.068)    1.476        (.722)
                                       -------        -------      -------   -------   -------      -------
Total from Investment Operations...      (.521)         1.016        1.466      .636     2.189        (.459)
                                       -------        -------      -------   -------   -------      -------
Less:
Distributions from and in Excess of
 Net Investment Income.............       .684           .518         .690      .690      .721         .263
Distributions from Net Realized
 Gain..............................       .088           .017         .041       -0-       -0-          -0-
                                       -------        -------      -------   -------   -------      -------
Total Distributions................       .772           .535         .731      .690      .721         .263
                                       -------        -------      -------   -------   -------      -------
Net Asset Value, End of the
 Period............................    $14.915        $16.208      $15.727   $14.992   $15.046      $13.578
                                       =======        =======      =======   =======   =======      =======
Total Return*(a)...................      (3.34%)         6.58%**     10.07%     4.37%    16.47%       (3.20%)**
Net Assets at End of the Period (In
 millions).........................      $28.2          $19.0        $13.1     $10.1      $9.7         $8.1
Ratio of Expenses to Average Net
 Assets*...........................       1.08%          1.14%        1.36%     1.07%      .93%         .96%
Ratio of Net Investment Income to
 Average Net Assets*...............       4.27%          4.26%        4.49%     4.79%     4.93%        4.58%
Portfolio Turnover.................         67%            53%**        60%      126%       51%          68%**
* If certain expenses had not been
 follows:
Ratio of Expenses to Average Net
 Assets............................       1.98%          2.19%        2.18%     2.60%     2.82%        3.42%
Ratio of Net Investment Income to
 Average
 Net Assets........................       3.37%          3.21%        3.67%     3.26%     3.04%        2.12%

                                             Class C Shares                         Class C Shares
                                                                                                    July 29, 1994
                                                                                                    (Commencement
                                                                                                    of Investment
                                                        Nine Months                                  Operations)
                                     Year Ended           Ended                                           to
                                     September 30,      September 30,     Year Ended December 31,    December 31,
                                        1999               1998          1997      1996      1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................     $16.204           $15.726      $14.992   $15.041   $13.579      $14.300
                                        -------           -------      -------   -------   -------      -------
 Net Investment Income.............        .682              .515         .676      .701      .711         .267
 Net Realized and Unrealized
   Gain/Loss.......................      (1.196)             .498         .789     (.060)    1.472        (.725)
                                        -------           -------      -------   -------   -------      -------
Total from Investment Operations...       (.514)            1.013        1.465      .641     2.183        (.458)
                                        -------           -------      -------   -------   -------      -------
Less:
Distributions from and in Excess of
 Net Investment Income.............        .684              .518         .690      .690      .721         .263
Distributions from Net Realized
 Gain..............................        .088              .017         .041       -0-       -0-          -0-
                                        -------           -------      -------   -------   -------      -------
Total Distributions................        .772              .535         .731      .690      .721         .263
                                        -------           -------      -------   -------   -------      -------
Net Asset Value, End of the
 Period............................     $14.918           $16.204      $15.726   $14.992   $15.041      $13.579
                                        =======           =======      =======   =======   =======      =======
Total Return*(a)...................       (3.28%)            6.51%**     10.07%     4.44%    16.39%       (3.20%)**
Net Assets at End of the Period (In
 millions).........................        $5.1              $3.1        $1.0        $.4       $.4          $.2
Ratio of Expenses to Average Net
 Assets*...........................       1.08%              1.14%       1.41%      1.08%      .98%         .96%
Ratio of Net Investment Income to
 Average Net Assets*...............       4.28%              4.22%       4.37%      4.78%     4.81%        4.58%
Portfolio Turnover.................         67%                53%**       60%       126%       51%          68% **
* If certain expenses had not been
 follows:
Ratio of Expenses to Average Net
 Assets............................       1.98%              2.18%       2.23%      2.61%     2.86%        3.42%
Ratio of Net Investment Income to
 Average
 Net Assets........................       3.38%              3.17%       3.55%      3.25%     2.93%        2.12%


**Non-Annualized


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                       LONG-TERM DEBT -- INVESTMENT GRADE



AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of non credit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



                               2. MUNICIPAL NOTES



A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



The following criteria will be used in making that assessment.



-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



Note rating symbols are as follows:



SP-1: Strong or strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                              3. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                           4. TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                                 LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                           2. SHORT-TERM EXEMPT NOTES



Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



                         3. TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES


                                  AND OFFICERS



                               BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



                                    OFFICERS



Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



  * "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time


Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN NEW YORK TAX FREE INCOME FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen New York Tax Free Income Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen New York Tax Free Income Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


KPMG LLP


303 East Wacker Drive


Chicago, IL 60601

                                  VAN  KAMPEN

                       NEW  YORK  TAX  FREE INCOME  FUND

                                   PROSPECTUS

                                JANUARY 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling
                 (800)341-2911 from 7:00 a.m. to 7:00 p.m.,
                 Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800)421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (public info@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



                            [VAN KAMPEN FUNDS LOGO]


The Fund's Investment Company Act File No. is 811-4386.           NYTF PRO 1/00

                      STATEMENT OF ADDITIONAL INFORMATION

                      VAN KAMPEN TAX FREE HIGH INCOME FUND


     Van Kampen Tax Free High Income Fund (the "Fund") is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.


     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-6
Investment Restrictions.....................................   B-12
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-22
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-27
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-30
Taxation....................................................   B-32
Fund Performance............................................   B-35
Other Information...........................................   B-38
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-36



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2000.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1985 as a Maryland corporation under the name Van Kampen Merritt Tax Free High Income Fund Inc. and was reorganized in 1987 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free High Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of December 31, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                 AMOUNT OF
                     NAME AND ADDRESS                          OWNERSHIP AT        CLASS     PERCENTAGE
                         OF HOLDER                           DECEMBER 31, 1999   OF SHARES   OWNERSHIP
-----------------------------------------------------------  -----------------   ---------   ----------
Edward Jones & Co..........................................      9,786,209         A           19.13%
 Attn: Mutual Fund Shareholder Accounting..................      1,106,423         B            5.68%
 201 Progress Pkwy.........................................        316,813         C            7.29%
 Maryland Hts., MO 63043-3009
MLPF&S For the Sole Benefit of its Customers...............      1,600,700         B            8.22%
 Attn: Fund Administration 97FU8
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of its Customers...............        745,452         C           17.15%
 Attn: Fund Administration 97FY0
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.



ILLIQUID SECURITIES



     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



                             STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund may not:



   1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." The deposit of initial or maintained margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.


   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.


   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in their respective portfolios.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in equity interests in oil, gas or other mineral exploration of development programs.


  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.


                                TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 67                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
Age: 61                                     January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 51                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 47                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 46                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index Series
                                            since May 1999. Trustee/Director of each of the funds
                                            in the Fund Complex, and Vice President of other
                                            investment companies advised by the Advisers and their
                                            affiliates. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President
                                            of the Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover &
                                            Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 63                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 53                                     subsidiaries of Van Kampen Investments.
                                            Trustee/Director and President of each of the funds in
                                            the Fund Complex. Trustee, President and Chairman of
                                            the Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to May
                                            1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director
                                            of Dean Witter Discover & Co. and Dean Witter Realty.
                                            Prior to 1996, Director of Dean Witter Reynolds Inc.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 75                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers or Van Kampen Management Inc.
Age: 60                                     Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/ Managing General Partner of
                                            other investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 58                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network
233 South Wacker Drive                      system solutions, COMARCO, Inc., a wireless
Suite 9700                                  communications products company and APAC Customer
Chicago, IL 60606                           Services, Inc., a provider of outsourced customer
Date of Birth: 10/29/53                     contact services. Trustee/Director of each of the
Age: 46                                     funds in the Fund Complex. Prior to May 1996,
                                            President of Advance Ross Corporation, an
                                            international transaction services and pollution
                                            control equipment manufacturing company.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and
  Age: 57                              Van Kampen Management Inc. Executive Vice President and
                                       Chief Investment Officer of each of the funds in the Fund
                                       Complex, since 1998. Chief Investment Officer, Executive
                                       Vice President and Trustee/ Managing General Partner of
                                       other investment companies advised by the Advisers or Van
                                       Kampen Management Inc. ("Management Inc."), since the
                                       inception of funds advised by Advisory Corp. and
                                       Management Inc. and since 1998 for funds advised by Asset
                                       Management. Director of Global Decisions Group LLC, a
                                       financial research firm, and its affiliates MCM Asia
                                       Pacific and MCM Europe. Prior to 1998, President, Chief
                                       Operating Officer and a Director of the Advisers, Van
                                       Kampen American Capital Management, Inc.; Director of Van
                                       Kampen American Capital, Inc.; and President, Chief
                                       Executive Officer and Trustee of each of the funds advised by Advisory Corp. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996,
                                       Chief Executive Officer and Director of MCM Group, Inc.
                                       and McCarthy, Crisanti & Maffei, Inc., a financial
                                       research firm, and Chairman of MCM Asia Pacific Company,
                                       Limited and MCM (Europe) Limited. Prior to December 1991,
                                       Senior Vice President of Van Kampen Merritt Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van
  Vice President and Secretary         Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 43                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal Legal
                                       Officer and Secretary of other investment companies
                                       advised by the Advisers or their affiliates. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex. Prior to January 1999, Vice President and
                                       Associate General Counsel to New York Life Insurance
                                       Company ("New York Life"), and prior to March 1997,
                                       Associate General Counsel of New York Life. Prior to
                                       December 1993, Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of Chief
                                       Counsel.
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 44                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.
Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice
  Vice President                       President of each of the funds in the Fund Complex and
  Age: 43                              certain other investment companies advised by the Advisers or their affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial research
                                       company.
Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President and Senior Portfolio
                                       Manager with AIM Capital Management, Inc. Prior to
                                       February 1998, Senior Vice President of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.
  Age: 53
Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
  Age: 44                              Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers or their affiliates.
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or
  Age: 40                              their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                                 FUND COMPLEX
                                                          ----------------------------------------------------------
                                                               AGGREGATE            AGGREGATE             TOTAL
                                                              PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                                AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                               BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
           NAME(1)                  REGISTRANT(2)             EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
           -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan............           $15,220                 $40,303              $60,000            $126,000
Jerry D. Choate(1)...........             6,754                       0               60,000              88,700
Linda Hutton Heagy...........            15,220                   5,045               60,000             126,000
R. Craig Kennedy.............            15,220                   3,571               60,000             125,600
Jack E. Nelson...............            15,220                  21,664               60,000             126,000
Phillip B. Rooney............            13,820                   7,787               60,000             113,400
Fernando Sisto...............            15,220                  72,060               60,000             126,000
Wayne W. Whalen..............            15,220                  15,189               60,000             126,000
Suzanne H. Woolsey(1)........             6,754                       0               60,000              88,700
Paul G. Yovovich(1)..........            14,020                   2,845               60,000             126,000


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the Trustees, including former Trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the Trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.

(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     As of December 31, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                  TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN
             ---------              --------   --------   ------    -----    -------   ------    ------     -----    ------
Insured Tax Free Income Fund.......   9/30     $ 3,322    $1,483   $ 3,322   $ 3,322   $ 3,322   $ 3,122   $ 3,322   $ 3,322
 Tax Free High Income Fund.........   9/30       2,998     1,366     2,998     2,998     2,998     2,798     2,998     2,998
 California Insured Tax Free
   Fund............................   9/30       1,692       745     1,692     1,692     1,692     1,492     1,692     1,692
 Municipal Income Fund.............   9/30       2,781     1,241     2,781     2,781     2,781     2,581     2,781     2,781
 Intermediate Term Municipal Income
   Fund............................   9/30       1,460       631     1,460     1,460     1,460     1,260     1,460     1,460
 Florida Insured Tax Free Income
   Fund............................   9/30       1,488       646     1,488     1,488     1,488     1,288     1,488     1,488
 New York Tax Free Income Fund.....   9/30       1,479       642     1,479     1,479     1,479     1,279     1,479     1,479
                                               -------    ------   -------   -------   -------   -------   -------   -------
   Trust Total.....................            $15,220    $6,754   $15,220   $15,220   $15,220   $13,820   $15,220   $15,220
                                               =======    ======   =======   =======   =======   =======   =======   =======

                                          TRUSTEE
                                     ------------------
             FUND NAME               WOOLSEY   YOVOVICH
             ---------               -------   --------
Insured Tax Free Income Fund.......  $1,483    $ 3,122
 Tax Free High Income Fund.........   1,366      2,798
 California Insured Tax Free
   Fund............................     745      1,492
 Municipal Income Fund.............   1,241      2,581
 Intermediate Term Municipal Income
   Fund............................     631      1,260
 Florida Insured Tax Free Income
   Fund............................     646      1,288
 New York Tax Free Income Fund.....     642      1,479
                                     ------    -------
   Trust Total.....................  $6,754    $14,020
                                     ======    =======



                                                                         TABLE B



      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
          ---------            --------   --------   ------    -----    -------   ------    ------    -----    ------    --------
Insured Tax Free Income
Fund..........................   9/30     $ 3,322    $  819   $ 3,322   $1,661    $ 3,322   $ 3,122   $1,661   $ 3,322   $ 2,373
 Tax Free High Income Fund....   9/30       2,998       769     2,998    1,499      2,998     2,798    1,499     2,998     2,165
 California Insured Tax Free
   Fund.......................   9/30       1,692       471     1,692      846      1,692     1,492      846     1,692     1,216
 Municipal Income Fund........   9/30       2,781       707     2,781    1,391      2,781     2,581    1,391     2,781     1,991
 Intermediate Term Municipal
   Income Fund................   9/30       1,460       415     1,460      730      1,460     1,260      730     1,460     1,045
 Florida Insured Tax Free
   Income Fund................   9/30       1,488       423     1,488      744      1,488     1,288      744     1,488     1,069
 New York Tax Free Income
   Fund.......................   9/30       1,479       422     1,479      740      1,479     1,279      740     1,479     1,060
                                          -------    ------   -------   ------    -------   -------   ------   -------   -------
   Trust Total................            $15,220    $4,026   $15,220   $7,611    $15,220   $13,820   $7,611   $15,220   $10,919
                                          =======    ======   =======   ======    =======   =======   ======   =======   =======



                                                                         TABLE C



        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                                AND EACH SERIES


                                                                         TRUSTEES
                                 FISCAL    ---------------------------------------------------------------------
           FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY     NELSON    ROONEY     SISTO
           ---------            --------   --------   ------    -----    -------     ------    ------     -----
Insured Tax Free Income Fund...   9/30     $12,061    $  829   $13,428   $ 19,013   $ 28,191   $ 8,367   $ 6,888
 Tax Free High Income Fund.....   9/30      11,230       778    12,661     18,570     27,209     7,518     4,640
 California Insured Tax Free
   Fund........................   9/30       8,666       475    10,273     17,213     24,168     4,910     3,391
 Municipal Income Fund.........   9/30      12,068       715    14,058     23,404     33,528     7,594    12,202
 Intermediate Term Municipal
   Income Fund.................   9/30       8,217       418     9,855     16,976     23,638     4,454     3,172
 Florida Insured Tax Free
   Income Fund.................   9/30       8,268       426     9,902     10,914     18,313     4,505     3,197
 New York Tax Free Income
   Fund........................   9/30       4,537       425     3,611      5,706      8,667     3,632     1,967
                                           -------    ------   -------   --------   --------   -------   -------
     Trust Total...............            $65,047    $4,066   $73,788   $111,796   $163,714   $40,980   $35,457
                                           =======    ======   =======   ========   ========   =======   =======

                                      TRUSTEES                        FORMER TRUSTEES
                                 -------------------   ----------------------------------------------
           FUND NAME              WHALEN    YOVOVICH   CARUSO   GAUGHAN   MILLER     REES    ROBINSON
           ---------              ------    --------   ------   -------   ------     ----    --------
Insured Tax Free Income Fund...  $ 23,050   $ 2,479    $1,296   $1,064    $10,487   $    0   $ 17,113
 Tax Free High Income Fund.....    22,228     2,257         0    1,064     10,487        0     17,113
 California Insured Tax Free
   Fund........................    19,692     1,260         0    1,064     10,487        0     17,113
 Municipal Income Fund.........    27,189     2,076     2,778    1,306     14,169    7,077     22,359
 Intermediate Term Municipal
   Income Fund.................    19,249     1,080         0    1,064     10,487        0     17,113
 Florida Insured Tax Free
   Income Fund.................    15,409     1,105         0      496      6,656        0     12,280
 New York Tax Free Income
   Fund........................     7,188     1,096         0      158      2,682        0      4,783
                                 --------   -------    ------   ------    -------   ------   --------
     Trust Total...............  $134,005   $11,353    $4,074   $6,216    $65,455   $7,077   $107,874
                                 ========   =======    ======   ======    =======   ======   ========



                                                                         TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                TRUSTEE
                                      -------------------------------------------------------------------------------------------
FUND NAME                             BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                             --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Insured Tax Free Income Fund.........   1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund..........   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Fund...   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund..............   1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund.............................   1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund.............................   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund......   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998

                         INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where the Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, the Adviser received approximately $5,384,500, $3,672,538 and $4,318,581, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Advisory Corp. received approximately $273,800, $208,400 and $166,000, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Van Kampen Investments received approximately $32,000, $14,400 and $22,700, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 1999........................   $2,482,600       $273,100
Fiscal Period Ended September 30, 1998......................   $2,721,240       $288,491
Fiscal Year Ended December 31, 1997.........................   $2,853,738       $312,163


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.



     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     For shares sold prior to July 1, 1987, (the "Implementation Date"), the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the Implementation Date, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1999, there were $8,516,124 and $43,408 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.01% and 0.07% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,862,603 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $2,944,482 or 1.00% of the Class B

Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,215,524 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $728,958 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $687,758 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $401,341 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $286,417 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 1999......................        --       --         --
  Fiscal period September 30, 1998..........................  $234,816       --         --
  Fiscal year December 31, 1997.............................        --       --         --
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...........                 0%         0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 0%         0%



     During the fiscal year ended September 30, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911/(800) 421-2833 for the hearing impaired.


DIVIDEND DIVERSIFICATION


     A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawals plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemption out of that Fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



     This policy does not apply to money market funds, systematic exchange plans or employee-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.



     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and at least 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally, taxable income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES



     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING



     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends.



GENERAL





     The federal, income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 1999 was -7.12%, (ii) the five-year period ended September 30, 1999 was 4.78% and (iii) the ten-year period ended September 30, 1999 was 4.93%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1999 was 5.41%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 5.51%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 8.61%.



     The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 159.93%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 172.84%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 1999 was -6.94%, (ii) the five-year period ended September 30, 1999 was 4.73% and (iii) the approximately six-year, five month period from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 1999 was 4.87%.

     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1999 was 4.92%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 4.96%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 7.75%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 35.68%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 35.68%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 1999 was -4.18%, (ii) the five-year period ended September 30, 1999 was 4.98% and (iii) the approximately six-year, one month period from August 13, 1993 (the commencement of distribution for Class C shares of the Fund) through September 30, 1999 was 4.37%.



     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1999 was 4.91%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 4.96%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 7.75%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 29.97%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 29.97%.



     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION


CUSTODY OF ASSETS



     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.



SHAREHOLDER REPORTS



     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


LEGAL COUNSEL



     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Tax Free High Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Free High Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Free High Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP SIG

Chicago, Illinois

November 9, 1999

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  103.1%
          ALABAMA  1.0%
$ 1,500   Mobile, AL Indl Dev Brd Pollution
          Ctl Rev Intl Paper Co Proj Rfdg.....   4.750%     04/01/10    $    1,373,535
    240   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg................................   6.950      01/01/20            83,180
  2,150   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A...............   5.650      11/01/22         1,942,396
  1,395   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A...............   5.600      11/01/16         1,279,968
  1,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth (Prerefunded @
          12/01/06) (b).......................   7.500      12/01/08         1,132,090
  2,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth.......................   6.375      02/01/29         1,666,940
  3,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth (Prerefunded @
          12/01/06) (b).......................   8.000      12/01/26         3,628,110
                                                                        --------------
                                                                            11,106,219
                                                                        --------------
          ALASKA  0.4%
  2,000   Juneau, AK City & Borough
          Nonrecourse Rev.....................   6.875      12/01/25         1,957,020
  2,250   Seward, AK Rev AK Sealife Cent
          Proj................................   7.650      10/01/16         2,305,328
                                                                        --------------
                                                                             4,262,348
                                                                        --------------
          ARIZONA  2.0%
  6,169   Chandler, AZ Indl Dev Auth Rev
          Chandler Finl Cent Proj Ser 1986 (c)
          (g).................................   9.875      12/01/16         5,243,773
  4,000   Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev................   6.625      07/01/33         3,816,080
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr
          Living
          Fac Rev.............................   7.750      04/01/15         2,661,972
  2,700   Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Rfdg (FGIC Insd)............  *           01/01/08         1,780,380
  1,500   Peoria, AZ Indl Dev Auth Rev Sierra
          Winds Life Ser A Rfdg...............   6.500      08/15/31         1,425,660
  2,420   Pima Cnty, AZ Indl Dev Auth Sr
          Living Facs Catilina Vlg Ser A
          Rev.................................   6.500      07/01/29         2,224,077
  2,160   Pima Cnty, AZ Indl Dev Auth
          Multi-Family Rev....................   6.625      10/01/28         2,082,024

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$   305   Pinal Cnty, AZ Sch Dist No 8 Mammoth
          Ser A...............................  11.000%     07/01/00    $      320,695
  1,900   Red Hawk Canyon Cmnty Facs Dist No 2
          AZ Dist Assmt Rev...................   6.500      12/01/12         1,802,473
  1,000   Tuscon, AZ Indl Dev Auth Rev Clarion
          Santa Rita Hotel Ser A Rfdg.........   6.375      12/01/16           939,890
                                                                        --------------
                                                                            22,297,024
                                                                        --------------
          CALIFORNIA  7.6%
  2,000   Abag Fin Auth For Nonprofit Corps CA
          Ctfs Partn..........................   6.375      11/15/28         1,902,320
  4,330   California Edl Fac Auth Rev Cap
          Apprec Univ (AMBAC Insd)............  *           10/01/23         1,071,155
  1,310   California Edl Fac Auth Rev Univ of
          La Verne............................   6.375      04/01/13         1,344,741
  1,000   Capistrano, CA Uni Sch Dist Cmnty
          Fac Dist Spl Tax (Prerefunded @
          09/01/07) (b).......................   7.100      09/01/21         1,175,420
  1,470   Colton, CA Pub Fin Auth Rev Elec Sys
          Impts (Prerefunded @ 10/01/03)
          (b).................................   7.500      10/01/20         1,643,916
  5,000   Contra Costa, CA Home Mtg Fin Auth
          Home Mtg Rev (MBIA Insd)............  *           09/01/17         1,807,350
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys
          Inc Ser C...........................   8.375      07/01/11         2,382,475
  2,000   Culver City, CA Redev Fin Auth Rev
          Tax Alloc Rfdg (AMBAC Insd) (b).....   5.500      11/01/14         2,048,400
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev CA Cent for the Arts (AMBAC
          Insd)...............................  *           09/01/15         1,324,219
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev CA Cent for the Arts (AMBAC
          Insd)...............................  *           09/01/18         1,076,225
  6,000   Foothill/Eastern Trans Corridor Agy
          CA
          Toll Rd Rev (MBIA Insd).............  *           01/15/18         2,036,640
 22,985   Foothill/Eastern Trans Corridor Agy
          CA
          Toll Rd Rev.........................  *           01/15/24         5,016,706
  4,000   Foothill/Eastern Trans Corridor Agy
          CA
          Toll Rd Rev.........................  *           01/15/26         2,137,000
  3,000   Foothill/Eastern Trans Corridor Agy
          CA
          Toll Rd Rev.........................  *           01/15/27         1,594,530

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$15,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................  *           01/15/30    $    2,228,250
 42,460   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................  *           01/15/31         5,904,912
 35,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................  *           01/15/37         3,298,400
 15,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev......................  *           01/15/38         1,326,300
  2,705   Healdsburg, CA Ctfs Partn Nuestro
          Hospital Inc........................   6.375%     11/01/28         2,458,737
    980   Indio, CA Pub Fin Auth Rev Tax
          Increment...........................   6.500      08/15/27           986,135
  1,990   Lake Elsinore, CA Pub Fin Auth Loc
          Agy Rev.............................   7.100      09/01/20         2,064,068
  1,500   Millbrae, CA Residential Fac Rev
          Magnolia of Millbrae Proj Ser A.....   7.375      09/01/27         1,540,020
  2,350   Riverside Cnty, CA Air Force Vlg
          West Inc Ser A Rfdg (Prerefunded @
          06/15/02) (b).......................   8.125      06/15/20         2,630,919
  5,500   Riverside Cnty, CA Asset Leasing
          Corp Leasehold Rev (MBIA Insd)......  *           06/01/22         1,460,690
  8,255   Riverside Cnty, CA Asset Leasing
          Corp Leasehold Rev (MBIA Insd)......  *           06/01/26         1,721,580
  4,000   Sacramento, CA City Fin Auth Rev Sr
          Convention Ctr Hotel Ser A..........   6.250      01/01/30         3,813,600
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC
          Insd) (b)...........................   5.500      08/15/10         2,083,220
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC
          Insd)...............................   5.500      08/15/11         1,963,859
  7,625   San Francisco, CA City & Cnty Redev
          Agy Lease Rev Gains (Crossover Rfdg
          @ 07/01/04) (h).....................  0/8.500     07/01/14         6,963,989
  3,300   San Francisco, CA City & Cnty Redev
          Fin Auth Tax Alloc Rev..............   5.250      08/01/21         3,066,954
 31,000   San Joaquin Hills CA Trans
          Corridor Agy Toll Rd Rev
          (MBIA Insd).........................  *           01/15/36         3,621,110
  2,000   San Jose, CA Multi-family Hsg Rev
          Helzer Courts Apts Ser A 144A (f)...   6.400      12/01/41         1,899,700

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   San Luis Obispo, CA Ctfs Partn Vista
          Hosp
          Sys Inc.............................   8.375%     07/01/29    $      932,090
  9,635   San Ramon Valley, CA Uni Sch Dist
          Ser A (FGIC Insd)...................  *           07/01/18         3,312,706
  1,500   Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg..............   6.000      09/01/12         1,530,510
  2,000   Ventura, CA Port Dist Ctfs Partn....   6.375      08/01/28         1,901,400
                                                                        --------------
                                                                            83,270,246
                                                                        --------------
          COLORADO  4.6%
    400   Arapahoe Cnty, CO Centennial Downs
          Metro Dist Aranum-Butler, OH LSD
          (e).................................   6.000      12/01/34           360,353
    650   Arapahoe Cnty, CO Centennial Downs
          Metro Dist Ltd Tax Bond Ser 1993
          Rfdg................................   8.090      12/01/34           657,737
     61   Arapohoe Cnty, CO Centennial Downs
          Metro Dist Cash Payment
          Deficiency..........................   8.090      12/01/34            61,132
    986   Bowles Metro Dist CO (Prerefunded @
          12/01/05)...........................   7.750      12/01/15         1,135,379
  2,000   Colorado Hlth Fac Auth Rev Baptist
          Home Assn Ser A.....................   6.375      08/15/24         1,970,400
  1,590   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj..................   6.850      01/01/15         1,636,380
  1,060   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj..................   7.050      01/01/19         1,101,361
  6,200   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj (b)..............   9.000      01/01/25         7,002,032
  2,205   Denver, CO City & Cnty Arpt Rev Ser
          A (b)...............................   8.875      11/15/12         2,409,337
    795   Denver, CO City & Cnty Arpt Rev Ser
          A (Prerefunded @ 11/15/01)..........   8.875      11/15/12           884,040
  2,500   Denver, CO City & Cnty Arpt Rev Ser
          D (b)...............................   7.750      11/15/13         2,969,200
  1,030   Eagle Riverview Affordable Housing
          Corp Multi-family Rev...............   6.300      07/01/29           993,723
    671   East River Regl Santn Dist CO Var
          Rfdg
          (Var Rate Cpn)......................   4.000      12/01/08           677,641
  5,715   Greeley, CO Multi-Family Rev Hsg Mtg
          Creek Stone (FHA Gtd)...............   6.050      07/01/37         5,770,779

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 4,163   Himalaya Wtr & Santn Dist Adams
          Cnty, CO Genl Oblig Ltd Tax Rfdg
          Bond Ser
          1995 (d)............................   9.500%     12/01/24    $    3,330,268
  2,125   Lafayette, CO Indl Dev Rev Rocky Mtn
          Instr Proj A........................   7.000      10/01/18         1,997,075
    870   Lafayette, CO Indl Dev Rev Rocky Mtn
          Instr Proj Ser A....................   6.750      10/01/14           862,405
  1,960   Northern Metro Dist CO Adams Cnty
          Rfdg................................   6.500      12/01/16         2,011,823
  4,572   Skyland Metro Dist CO Gunnison Cnty
          Rfdg
          (Var Rate Cpn) (g)..................   4.000      12/01/08         3,271,437
 13,868   Tower Metro Dist Adams Cnty, CO Gen
          Oblig Ltd Tax Rfdg Bond Ser 1995
          (d).................................   9.500      02/01/24        11,094,445
                                                                        --------------
                                                                            50,196,947
                                                                        --------------
          CONNECTICUT  1.4%
  3,740   Connecticut St Hlth & Edl Fac Auth
          Rev Nursing Home Pgm AHF/Windsor
          Proj (Prerefunded @ 11/01/04) (b)...   7.125      11/01/24         4,231,848
  2,980   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A (Prerefunded @
          09/01/07) (f).......................   6.400      09/01/11         3,324,935
  3,020   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144A (f).............   6.400      09/01/11         3,157,440
  5,000   Stamford, CT Hsg Auth Multi-Family
          Rev Fairfield Apts Proj Rfdg........   4.750      12/01/28         4,722,050
                                                                        --------------
                                                                            15,436,273
                                                                        --------------
          DELAWARE  0.2%
  2,225   Wilmington, DE Multi-Family Rent Rev
          Hsg Electra Arms Sr Assoc Proj......   6.250      06/01/28         2,055,500
                                                                        --------------
          DISTRICT OF COLUMBIA  0.5%
  1,000   District of Columbia Rev Methodist
          Home Issue..........................   6.000      01/01/29           912,970
  1,615   District of Columbia A-1 Rfdg (MBIA
          Insd) (b)...........................   6.500      06/01/10         1,777,469
     85   District of Columbia A-1 Rfdg (MBIA
          Insd)...............................   6.500      06/01/10            94,952
  2,000   District of Columbia Ser E (FSA
          Insd) (b)...........................   6.000      06/01/11         2,121,880
                                                                        --------------
                                                                             4,907,271
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA  8.2%
$28,000   Dade Cnty, FL Gtd Entitlement Rev
          Cap Apprec Ser A Rfdg (MBIA Insd)
          (b).................................  *           02/01/18    $    9,379,440
  4,585   Escambia Cnty, FL Rev ICF/MR
          Pensacola Care Dev Cent.............  10.250%     07/01/11         4,584,083
  1,935   Escambia Cnty, FL Rev ICF/MR
          Pensacola Care Dev Cent Ser A.......  10.250      07/01/11         1,934,613
  1,115   Fishhawk Cmnty, FL Dev Dist Spl
          Assmt Rev...........................   7.625      05/01/18         1,161,128
  3,000   Florida Hsg Fin Corp Rev Hsg Beacon
          Hill Apts Ser C.....................   6.610      07/01/38         2,870,940
  4,000   Florida Hsg Fin Corp Rev Hsg Cypress
          Trace Apts Ser G....................   6.600      07/01/38         3,840,640
  3,000   Florida Hsg Fin Corp Rev Hsg
          Westbrook Apts Ser U1...............   6.450      01/01/39         2,783,460
  4,000   Florida Hsg Fin Corp Rev Hsg
          Westchase Apts Ser B................   6.610      07/01/38         3,840,800
  4,445   Florida St Brd of Edl Cap Outlay Pub
          Edl Ser A Rfdg (FGIC Insd)..........   4.500      06/01/23         3,629,431
  1,000   Heritage Harbor Cmnty Dev Dist Spl
          Assmt Ser A.........................   6.700      05/01/19           981,240
  1,300   Heritage Harbor Cmnty Dev Dist FL
          Rev Rectl...........................   7.750      05/01/19         1,258,634
  4,845   Hillsborough Cnty, FL Edl Fac Univ
          Tampa Proj Rfdg.....................   5.750      04/01/18         4,713,361
    960   Lake Saint Charles, FL Cmnty Dev
          Dist Spl Assmt Rev..................   7.875      05/01/17           995,866
  3,000   Leon Cnty, FL Edl Facs Auth Rev
          Southgate Residence Hall Ser A
          Rfdg................................   6.750      09/01/28         2,949,240
  3,000   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg..........................   7.875      12/15/25         3,111,480
  5,500   Miramar, FL Wastewtr Impt Assmt Rev
          (FGIC Insd) (b).....................   6.750      10/01/25         6,090,260
  1,185   North Springs, FL Impt Dist Spl
          Assmt Rev...........................   6.250      05/01/05         1,178,980
  2,280   Northern Palm Beach Cnty Impt Dist
          FL Wtr Ctl & Impt Unit Dev 5A
          Rfdg................................   6.000      08/01/10         2,203,232
  1,500   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Tower....   8.750      07/01/26         1,671,915

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,300   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Twr
          Rfdg................................   8.625%     07/01/20    $    1,455,896
  2,000   Orange Cnty, FL Hlth Facs Auth
          Westminster Cmnty Care (a)..........   6.600      04/01/24         2,000,000
  7,000   Orlando, FL Util Comm Wtr & Elec Rev
          Reg Linked Savrs & Ribs.............   5.600      10/06/17         6,952,960
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev
          College Harbor Proj Ser A...........   8.250      12/01/21         2,499,877
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth
          Fac Sunnyside Prty (b)..............   6.700      07/01/25         5,625,900
 16,065   Sun N Lake of Sebring, FL Impt Dist
          Spl Assmt Ser A (d) (g).............  10.000      12/15/11         6,426,000
    835   Tampa Palms, FL Open Space & Transn
          Cmnty Dev Dist Rev Cap Impt Area 7
          Proj................................   8.500      05/01/17           894,661
  1,695   Volusia Cnty, FL Indl Dev Auth
          Bishops Glen Proj Rfdg..............   7.500      11/01/16         1,902,061
  2,000   Volusia Cnty, FL Indl Dev Auth
          Bishops Glen Proj Rfdg..............   7.625      11/01/26         2,355,860
                                                                        --------------
                                                                            89,291,958
                                                                        --------------
          GEORGIA  5.3%
  2,000   Americus Sumter Cnty, GA Hospital
          Auth Rev Rfdg South GA Methodist Ser
          A...................................   6.375      05/15/29         1,882,380
 19,000   Atlanta, GA Urban Residential Fin
          Auth Multi-Family Hsg Ser A
          Renaissance on Peachtree Apts Proj
          Ser 85..............................   8.500      04/01/26        21,042,310
  1,000   Atlanta, GA Urban Residential Fin
          Auth Multi-Family Rev Proj Ser A....   6.750      07/01/30           966,000
  1,500   Forsyth Cnty, GA Hosp Auth Rev GA
          Baptist Hlthcare Sys Proj...........   6.250      10/01/18         1,387,200
  1,500   Forsyth Cnty, GA Hosp Auth Rev GA
          Baptist Hlthcare Sys Proj...........   6.375      10/01/28         1,372,200

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$ 4,000   Fulton Cnty, GA Hsg Auth
          Multi-Family
          Hsg Rev.............................   6.500%     02/01/28    $    3,859,320
  2,000   Fulton Cnty GA Residential Care Sr
          Lien Rha Asstd Living A.............   7.000      07/01/29         1,892,580
 30,050   Georgia Loc Govt Ctfs Partn Grantor
          Trust Ser A (MBIA Insd) (b).........   4.750      06/01/28        25,391,048
                                                                        --------------
                                                                            57,793,038
                                                                        --------------
          HAWAII  0.9%
  3,000   Hawaii St Ser C (FSA Insd)..........   5.750      09/01/14         3,052,950
  3,500   Hawaii St Ser C (FSA Insd)..........   5.875      09/01/16         3,565,940
  2,360   Hawaii St Dept of Trans Spl Fac
          Continental Airls Inc. (a)..........   5.625      11/15/27         2,072,717
  3,000   Honolulu, HI Cty and Cnty Wastewtr
          Sys Rev (FGIC Insd).................  *           07/01/14         1,296,180
                                                                        --------------
                                                                             9,987,787
                                                                        --------------
          IDAHO  1.2%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc
          Rfdg (Inverse Fltg) (b).............   6.650      02/15/21         8,891,360
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl
          Dev Rev Envirosafe Svcs of ID
          Inc.................................   8.250      11/01/02         4,413,821
                                                                        --------------
                                                                            13,305,181
                                                                        --------------
          ILLINOIS  12.4%
  1,000   Bolingbrook IL Cap Apprec Ser B
          (MBIA Insd).........................  *           01/01/34           122,450
  2,500   Bolingbrook, IL Cap Apprec Ser B
          (MBIA Insd).........................  *           01/01/29           417,125
  1,850   Bridgeview, IL Tax Increment Rev
          Rfdg................................   9.000      01/01/11         2,063,546
 25,800   Chicago, IL Brd Ed Cap Apprec Sch
          Reform Ser B-1 (FGIC Insd)..........  *           12/01/22         6,471,414
 15,000   Chicago, IL Brd Ed Cap Apprec Sch
          Reform Ser B-1 (FGIC Insd)..........  *           12/01/26         2,929,800
 36,500   Chicago, IL Brd Ed Cap Apprec Sch
          Reform Ser B-1 (FGIC Insd)..........  *           12/01/30         5,592,165
  1,100   Chicago, IL Proj Ser A Rfdg (FGIC
          Insd)...............................   5.125      01/01/29           969,991
  3,000   Chicago, IL Proj Ser A Rfdg (FGIC
          Insd)...............................   5.375      01/01/34         2,750,730

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd).....................  *           01/01/25    $    2,007,000
  7,560   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev (b).............................   6.450%     05/01/18         7,730,554
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev American Airls Inc Proj Ser A
          (b).................................   7.875      11/01/25         3,140,880
 22,930   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84A
          (b).................................   8.850      05/01/18        24,473,189
  2,565   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Ser B (b)......   8.950      05/01/18         2,738,881
  3,650   Chicago, IL Rev Chatham Ridge
          Tax Increment.......................  10.250      01/01/07         3,745,739
  1,000   Chicago, IL Tax Increment...........   7.250      01/01/14         1,040,680
 10,000   Chicago, IL Wastewtr Trans Rev Cap
          Apprec Ser A Rfdg (MBIA Insd).......  *           01/01/22         2,654,500
    300   Crestwood, IL Tax Increment Rev Bank
          Qualified Rfdg......................   6.000      12/01/99           300,798
  1,285   Du Page Cnty, IL Cmnty High Sch Dist
          No 099 Downers Grove (FSA Insd).....  *           12/01/11           656,931
  1,500   Godfrey, IL Rev United Methodist Vlg
          Ser A...............................   5.875      11/15/29         1,328,250
  2,000   Hoopeston, IL Hospital Cap Impt Rev
          Rfdg Hoopeston Comnty Mem Hosp......   6.550      11/15/29         1,915,140
  2,000   Huntley, IL Increment Alloc Rev
          Huntley Redev Proj Ser A............   8.500      12/01/15         2,243,920
  2,629   Huntley, IL Spl Svc Area No 10 Spl
          Tax Series A........................   6.500      03/01/29         2,524,208
    280   Huntley, IL Spl Svc Area No 10 Spl
          Tax
          Ser A...............................   6.250      03/01/09           274,050
  1,000   Huntley, IL Spl Svc Area No 7 Spl
          Tax.................................   6.300      03/01/28           932,070
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj.................   8.000      11/15/16         1,496,985
  6,995   Illinois Dev Fin Auth Rev Mercy Hsg
          Corp Proj Rfdg (Prerefunded @
          08/01/04) (b).......................   7.000      08/01/24         7,711,288
  1,000   Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj.....................   7.500      08/15/26         1,049,010

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,000   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Ser A Rfdg..............   7.400%     08/15/23    $    3,185,820
  4,355   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D (b)..................   9.500      11/15/15         4,717,728
  1,000   Illinois Hlth Fac Auth Rev Lifelink
          Corp Oblig Group Ser B (Prerefunded
          @ 02/15/05) (b).....................   8.000      02/15/25         1,154,800
  4,800   Illinois Hlth Fac Auth Rev Midwest
          Physician Group Ltd Proj
          (Prerefunded @ 11/15/04) (b)........   8.100      11/15/14         5,621,712
  2,000   Illinois Hlth Facs Auth Rev.........   7.500      01/01/11         1,995,460
  1,440   Illinois Hlth Facs Auth Rev Silver
          Cross Hosp & Med Rfdg...............   5.500      08/15/19         1,321,776
  4,175   Illinois Hlth Facs Auth Rev Silver
          Cross Hosp & Med Rfdg...............   5.500      08/15/25         3,671,579
  4,575   Illinois Hlth Facs Auth Rev West
          Suburban Hosp Ser A Rfdg............   5.750      07/01/20         4,206,072
  8,790   Lake Cnty, IL Cmnty Unit Sch Dist No
          60 Ser B (FSA Insd).................  *           12/01/18         2,856,750
    895   Mill Creek Wtr Reclamation Dist IL
          Sewage Rev..........................   8.000      03/01/10           978,512
    540   Mill Creek Wtr Reclamation Dist IL
          Wtrwks Rev..........................   8.000      03/01/10           590,387
  1,500   Palatine, IL Tax Increment Rev
          Rand/Dundee Cent Proj (Prerefunded @
          01/01/07) (b).......................   7.750      01/01/17         1,725,930
  1,800   Peoria, IL Spl Tax Weaver Ridge Spl
          Svc Area............................   8.050      02/01/17         1,920,834
  2,095   Regional Tran Auth IL Ser B (AMBAC
          Insd) (b)...........................   8.000      06/01/17         2,652,857
 11,000   Robbins, IL Res Recovery Rev........   8.375      10/15/16         5,912,500
  1,705   St Charles, IL Spl Svc Area No 21...   6.625      03/01/28         1,592,777
  1,000   Sterling, IL Rev Hoosier Care Proj
          Ser A...............................   7.125      06/01/34           961,600
    470   Will Cnty, IL Forest Presv Dist Ser
          B
          (FGIC Insd).........................  *           12/01/13           212,247
                                                                        --------------
                                                                           134,560,635
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          INDIANA  1.4%
$   825   Crawfordsville, IN Redev Comm Redev
          Dist Tax Increment Rev..............   7.000%     02/01/12    $      819,184
  2,000   East Chicago, IN Exempt Fac Inland
          Steel Co Proj No 14.................   6.700      11/01/12         1,914,020
  2,000   Indiana Hlth Fac Fin Auth Rev
          Hoosier Care Proj Ser A.............   7.125      06/01/34         1,923,200
  3,000   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth &
          IN Inc Proj.........................   6.400      12/01/33         2,706,480
    990   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth
          IN Inc Proj.........................   6.300      12/01/23           902,167
  4,000   Indiana St Dev Fin Auth Pollutn Ctl
          Rev Inland Steel Co Proj No 13 Rfdg
          (b).................................   7.250      11/01/11         4,019,360
  3,190   Kokomo, IN Sch Bldg Corp First Mtg
          (AMBAC Insd)........................   4.125      07/15/17         2,541,090
  1,000   South Bend, IN Econ Dev Rev Ser A...   6.250      11/15/29           918,960
                                                                        --------------
                                                                            15,744,461
                                                                        --------------
          IOWA  0.1%
  1,500   Cedar Rapids, IA Rev First Mtg
          Cottage Grove.......................   5.875      07/01/28         1,360,515
                                                                        --------------
          KANSAS  0.3%
    540   Kansas City, KS Crawford Cnty
          Leavenworth Single Family Mtg Rev
          (AMBAC Insd) (b)....................  *           04/01/16            84,450
  1,000   Lawrence, KS Coml Dev Rev Holiday
          Inn
          Sr Ser A............................   8.000      07/01/16         1,063,460
  1,000   Manhattan, KS Coml Dev Rev Holiday
          Inn Sr Ser A Rfdg...................   8.000      07/01/16         1,063,460
  1,435   Missouri Str Hsg Dev Comm Mtg Hsg
          Pioneer City Ctr Homes (a)..........   7.200      09/01/30         1,434,871
                                                                        --------------
                                                                             3,646,241
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          KENTUCKY  0.4%
$ 2,300   Jefferson Cnty, KY Hosp Rev (MBIA
          Insd) (Inverse Fltg)................   8.900%     10/09/08    $    2,567,375
    900   Jefferson Cnty, KY Hosp Rev
          (Prerefunded @ 10/29/02) (MBIA Insd)
          (Inverse Fltg) (a)..................   8.930      10/09/08         1,023,750
  1,000   Kenton Cnty, KY Airport Brd Spl Facs
          Rev Mesaba Aviation Inc Proj Ser
          A...................................   6.700      07/01/29           984,410
                                                                        --------------
                                                                             4,575,535
                                                                        --------------
          LOUISIANA  1.3%
  5,755   Jefferson, LA Sales Tax Dist Spcl
          Sales Tax Rev (FSA Insd)............  *           12/01/14         2,457,097
  4,000   Louisiana Hsg Fin Agy Rev
          Multi-Family Hsg Plantation Ser A...   7.125      01/01/28         3,837,880
  1,000   Louisiana Pub Facs Auth Rev
          Progressive
          Hlthcare............................   6.375      10/01/20           924,540
  1,000   Louisiana Pub Facs Auth Rev
          Progressive
          Hlthcare............................   6.375      10/01/28           900,140
  3,918   Louisiana St Univ Agric & Mech
          College
          Univ Rev............................   5.750      10/30/18         3,586,858
  1,000   Port New Orleans, LA Indl Dev Rev
          Continental Grain Co Proj Rfdg......   7.500      07/01/13         1,023,350
  1,435   Webster Parish, LA Pollutn Ctl Rev
          Intl Paper Co Proj Ser B Rfdg.......   5.200      03/01/13         1,348,398
                                                                        --------------
                                                                            14,078,263
                                                                        --------------
          MAINE  0.1%
     25   Maine Hlth & Higher Edl Facs Auth
          Rev Ser B (FSA Insd)................   7.000      07/01/24            28,056
  1,225   Maine Hlth & Higher Edl Facs Auth
          Rev Ser B (Prerefunded @ 07/01/04)
          (FSA Insd)..........................   7.000      07/01/24         1,374,732
                                                                        --------------
                                                                             1,402,788
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MARYLAND  1.1%
$ 2,000   Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser B
          Rfdg................................   7.500%     06/01/15    $    2,115,980
  1,500   Frederick Cnty, MD Spl Olbig Urbana
          Cmnty Dev Auth......................   6.625      07/01/25         1,446,930
  1,260   Maryland St Econ Dev Corp Rev Air
          Cargo
          BWI LLC Proj........................   6.500      07/01/24         1,252,931
  1,015   Maryland St Econ Dev Corp Rev Air
          Cargo
          BWI LLC Proj........................   6.250      07/01/07         1,007,885
  3,000   Montgomery Cnty, MD Econ Dev
          Editorial Projs In Edl Ser A........   6.400      09/01/28         2,729,040
  3,000   Prince Georges Cnty, MD Spl Oblig
          Spl Assmt Woodview Ser A............   8.000      07/01/26         3,301,920
                                                                        --------------
                                                                            11,854,686
                                                                        --------------
          MASSACHUSETTS  3.3%
  4,000   Massachusetts St Dev Fin Agy New
          England Center For Children (b).....   6.000      11/01/19         3,726,360
  2,000   Massachusetts St Dev Fin Agy Rev
          Hlthcare Facility Alliance Ser A....   7.100      07/01/32         1,987,100
  2,000   Massachusetts St Dev Fin Agy Rev
          Hillcrest
          Ed Cent Inc.........................   6.375      07/01/29         1,926,340
  7,000   Massachusetts St Hlth & Edl Fac Auth
          Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) (b)
          (h).................................  3.1/5.0     07/01/13         6,537,650
  2,099   Massachusetts St Hsg Fin Agy Hsg Rev
          Insd Rental Ser A Rfdg (AMBAC
          Insd)...............................   6.650      07/01/19         2,201,814
    780   Massachusetts St Indl Fin Agy First
          Mtg Pilgrim Inc Proj................   6.500      10/01/15           730,720
  2,965   Massachusetts St Indl Fin Agy Rev
          Grtr Lynn Mental Hlth...............   6.375      06/01/18         2,771,712
  1,270   Massachusetts St Indl Fin Agy Rev
          Grtr Lynn Mental Hlth...............   6.200      06/01/08         1,224,648
  4,000   Massachusetts St Indl Fin Agy Rev
          Cent For Autism (Prerefunded @
          11/01/00)...........................   9.500      11/01/17         4,306,240
    575   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent.............   8.000      12/01/06           621,679

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 1,085   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent.............   8.375%     12/01/13    $    1,220,527
    675   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent.............   8.500      12/01/20           762,419
  6,100   Massachusetts St Indl Fin Agy Rev
          Swr Fac Res Ctl Composting..........   9.250      06/01/10         6,243,045
  2,000   Massachusetts St Indl Fin Agy
          Trustees Deerfield Academy..........   6.750      10/01/28         1,841,220
                                                                        --------------
                                                                            36,101,474
                                                                        --------------
          MICHIGAN  2.7%
  2,000   Battle Creek, MI Downtown Dev Auth
          Tax Increment Rev (Prerefunded @
          05/01/04) (b).......................   7.600      05/01/16         2,275,940
  5,000   Detroit, MI City Sch Dist Ser B
          (FGIC Insd).........................   4.750      05/01/28         4,165,150
  1,000   Detroit, MI Loc Dev Fin Auth Ser
          C...................................   6.850      05/01/21           994,240
  3,100   Detroit, MI Sewage Disposal Rev
          (FGIC Insd).........................   7.560      07/01/23         2,956,625
  1,250   Detroit, MI Swg Disp Rev Ser A (MBIA
          Insd)...............................   5.000      07/01/27         1,099,500
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig
          Rev First Mtg Burcham Hills Ser A...   7.500      07/01/13         2,486,652
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig
          Rev First Mtg Burcham Hills Ser A...   7.750      07/01/19         3,612,887
  4,250   Michigan St Hosp Fin Auth Rev
          Detroit Med Cent Oblig Ser A........   5.250      08/15/28         3,407,862
  3,000   Michigan St Hosp Fin Auth Rev
          Detroit Med Cent Oblig Ser A........   5.250      08/15/23         2,445,390
  8,560   Michigan St Strategic Fd Ltd Oblig
          Rev Great Lakes Pulp & Fiber Proj
          (e).................................   8.000      12/01/27         5,611,939
    560   Saint Clair Cnty, MI Econ Dev Corp
          Kmart Proj..........................   9.500      02/01/06           564,794
                                                                        --------------
                                                                            29,620,979
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MINNESOTA  0.7%
$ 1,000   Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Pf Ser A.............   6.000%     10/01/28    $      920,510
  2,000   Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B...........   6.000      10/01/33         1,808,360
  1,425   Columbia Heights, MN Multi-Family
          Crest View Corp Proj................   6.000      03/01/33         1,330,052
    500   Dakota Cnty, MN Hsg & Redev.........   6.000      11/01/09           484,190
  2,500   Dakota Cnty, MN Hsg & Redev.........   6.250      05/01/29         2,358,850
    825   Little Canada, MN Fac Rev Hsg Alt
          Dev Co Proj Ser A...................   6.100      12/01/17           804,598
                                                                        --------------
                                                                             7,706,560
                                                                        --------------
          MISSOURI  1.2%
    615   Ferguson, MO Tax Increment Rev
          Crossings at Halls Ferry Proj.......   7.250      04/01/07           609,932
  3,095   Ferguson, MO Tax Increment Rev
          Crossings at Halls Ferry Proj.......   7.625      04/01/17         3,059,717
    675   Ferguson, MO Tax Increment Rev
          Crossings at Halls Ferry Proj.......   7.625      04/01/18           667,103
    930   Jefferson Cnty, MO Indl Dev Auth
          Indl Rev Cedars Hlthcare Cent Proj
          Ser A Rfdg..........................   8.250      12/01/15           997,527
  5,000   Saline Cnty, MO Indl Dev Auth Hlth
          Facs Rev............................   6.500      12/01/28         4,563,700
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA
          Insd) (b)...........................   6.000      06/01/15         1,059,000
  2,000   Valley Park, MO Indl Dev Auth Sr Hsg
          Rev Cape Albeon Proj................   6.150      12/01/33         1,857,900
                                                                        --------------
                                                                            12,814,879
                                                                        --------------
          NEBRASKA  0.3%
  1,500   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) (b).................   9.508      10/17/23         1,620,000
  1,300   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) (b).................  10.415      09/10/30         1,391,000
                                                                        --------------
                                                                             3,011,000
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEVADA  0.4%
$ 2,760   Clark Cnty, NV Trans Ser A (FGIC
          Insd)...............................   4.500%     12/01/17    $    2,314,922
  1,945   Reno, NV Redev Agy Tax Alloc
          Downtown Redev Proj Ser E Rfdg
          (Prerefunded @ 09/01/03)............   5.600      09/01/09         2,036,065
                                                                        --------------
                                                                             4,350,987
                                                                        --------------
          NEW HAMPSHIRE  1.1%
  2,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Havenwood-Heritage
          Heights.............................   7.350      01/01/18         2,108,280
  2,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Havenwood-Heritage
          Heights.............................   7.450      01/01/25         2,101,360
  4,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Hosp Catholic Med Cent Rfdg
          (b).................................   8.250      07/01/13         4,086,920
  3,340   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Vly Regl Hosp..............   7.350      04/01/23         3,343,574
                                                                        --------------
                                                                            11,640,134
                                                                        --------------
          NEW JERSEY  3.0%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig.....................   8.400      04/01/24         2,429,213
  2,000   New Jersey Econ Dev Auth Assisted
          Living Rev..........................   6.750      08/01/30         1,872,500
  1,000   New Jersey Econ Dev Auth Econ Dev
          Rev.................................   6.375      04/01/18         1,005,320
  1,820   New Jersey Econ Dev Auth Rev Kullman
          Assoc Proj Ser A....................   6.125      06/01/18         1,701,354
  2,000   New Jersey Econ Dev Auth Rev Sr
          Living
          Facs Esplandade.....................   7.000      06/01/39         1,907,460
    500   New Jersey Econ Dev Auth Rev Sr Mtg
          Arbor Glen Ser A Rfdg...............   6.000      05/15/28           460,685
  6,255   New Jersey Econ Dev Auth Rev First
          Mtg Gross Rev Oakridge Manor Proj
          Rfdg................................   9.500      11/01/14         6,363,024
  1,000   New Jersey Econ Dev Auth Rev First
          Mtg Winchester Gardens Ser A........   8.500      11/01/16         1,107,890
  1,500   New Jersey Econ Dev Auth Rev First
          Mtg Winchester Gardens Ser A........   8.625      11/01/25         1,667,760
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg
          Arbor Glen Proj Ser A (Prerefunded @
          05/15/06) (b).......................   8.750      05/15/26         3,707,310

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 3,000   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc...............   6.400%     09/15/23    $    2,983,170
  1,650   New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Cent Issue Rfdg.....   7.250      07/01/14         1,649,736
  1,275   New Jersey St Edl Fac Auth Rev
          Felician College of Lodi Ser D......   7.375      11/01/22         1,340,318
  4,000   New Jersey St Trans Trust Fund Auth
          Trans Sys Ser A (a).................   5.750      06/15/16         4,105,800
                                                                        --------------
                                                                            32,301,540
                                                                        --------------
          NEW MEXICO  1.3%
  2,230   Albuquerque, NM Retirement Fac Rev
          La Vida Liena Proj Ser A Rfdg
          (Prerefunded @ 02/01/03) (b)........   8.850      02/01/23         2,551,232
  4,000   Albuquerque, NM Retirement Fac Rev
          La Vida Liena Proj Ser B Rfdg.......   6.600      12/15/28         3,690,120
  2,160   Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B1............   6.600      10/15/28         2,063,491
  3,600   Farmington, NM Pollutn Ctl Rev Pub
          Svc Co San Juan Proj D Rfdg (b).....   6.375      04/01/22         3,653,748
  2,500   New Mexico St Hosp Equip Ln Memorial
          Med Cent Inc........................   5.500      06/01/28         2,293,050
                                                                        --------------
                                                                            14,251,641
                                                                        --------------
          NEW YORK  5.8%
  1,000   Bethlehem, NY Indl Dev Agy Sr Hsg
          Rev Van Allen Proj Ser A............   6.875      06/01/39           956,200
  2,400   Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev.................   6.375      12/01/37         2,217,576
    795   Clifton Springs, NY Hosp & Clinic
          Ser B
          Rfdg & Impt.........................   7.000      01/01/05           802,052
  1,750   Huntington, NY Hsg Auth Sr Hsg Fac
          Rev Gurwin Jewish Sr Residences Ser
          A...................................   6.000      05/01/39         1,625,960
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev
          Rev NY Institute of Technology
          Rfdg................................   7.500      03/01/26         1,593,675
  1,000   Monroe Cnty, NY Indl Dev Agy Rev
          Indl Dev Empire Sports Proj Ser A...   6.250      03/01/28           932,210

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   New York City Indl Dev Agy Field
          Hotel Assoc Lp JFK Rfdg.............   6.000%     11/01/28    $    1,891,360
  3,000   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b)...........................   6.250      11/15/06         3,259,560
  1,500   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b)...........................   6.375      11/15/07         1,641,840
  2,000   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b)...........................   6.500      11/15/09         2,200,400
  5,000   New York City Ser A (b).............   7.000      08/01/07         5,606,000
  3,000   New York City Ser D Rfdg (b)........   8.000      02/01/05         3,438,570
 10,330   New York City Subser A1 (Embedded
          Swap)...............................   5.720      08/01/12        10,379,687
  6,120   New York City Tran Auth Ser A.......   5.625      01/01/13         6,216,329
  5,000   New York St Dorm Auth Rev City Univ
          Ser F (b)...........................   5.500      07/01/12         4,938,700
  3,000   New York St Energy Resh & Dev Auth
          Gas Fac Rev (MBIA Insd) (Inverse
          Fltg)...............................   7.690      07/08/26         2,767,500
  2,500   New York St Energy Resh & Dev Auth
          Gas Fac Rev (Inverse Fltg)..........   7.889      04/01/20         2,784,375
  1,000   New York St Energy Resh & Dev Auth
          St Svc Contract Rev Western NY
          Nuclear Svc Cent Ser B..............   5.500      04/01/01         1,017,210
    750   New York St Energy Resh & Dev Auth
          St Svc Contract Rev Western NY
          Nuclear Svc Cent Ser B..............   5.250      04/01/02           764,152
  5,000   New York St Thruway Auth Genl Rev
          Ser E Rfdg..........................   5.000      01/01/25         4,427,400
  1,500   New York St Thruway Auth Hwy & Brdg
          Tran Fund Ser A (Prerefunded @
          04/01/04) (b).......................   6.000      04/01/14         1,615,335
  2,000   Saratoga Cnty, NY Indl Dev Agy Sr
          Hsg Rev.............................   6.875      06/01/39         1,909,900
                                                                        --------------
                                                                            62,985,991
                                                                        --------------
          NORTH CAROLINA  0.7%
  7,130   Eastern Band Cherokee Indians NC Spl
          Oblig Rev Carolina Mirror Co Proj...  10.250      09/01/09         7,130,000
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NORTH DAKOTA  0.2%
$ 1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly
          Square Proj.........................   6.250%     12/01/34    $      936,790
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly
          Square Proj.........................   6.375      12/01/34           973,260
                                                                        --------------
                                                                             1,910,050
                                                                        --------------
          OHIO  2.6%
  1,500   Akron Bath Copley, OH St Twp Hosp
          Dist Rev Summa Hosp.................   5.375      11/15/24         1,314,060
  3,750   Cleveland, OH Arpt Spl Rev
          Continental Airls Inc Proj..........   5.375      09/15/27         3,228,675
  2,250   Cleveland, OH Arpt Spl Rev
          Continental Airls Inc Rfdg (a)......   5.700      12/01/19         2,071,553
  1,500   Cuyahoga Cnty, OH Multi-Family Rev
          Hsg Park Lane Apts Proj Ser A.......   8.250      07/01/28         1,545,000
  2,760   Dayton, OH Spl Facs Rev Afco Cargo
          Day LLC Proj........................   6.300      04/01/22         2,648,054
  2,000   East Liverpool, OH Hosp Rev East
          Liverpool City Hosp Ser A
          (Prerefunded @ 10/01/01) (b)........   8.125      10/01/11         2,187,600
  1,500   Hamilton Cnty, OH Sales Tax Hamilton
          Cnty Football Proj Ser A (MBIA
          Insd)...............................   4.750      12/01/27         1,249,140
  2,000   Madison Cnty, OH Hosp Impt Rev
          Madison Cnty Hosp Proj Rfdg.........   6.400      08/01/28         1,844,960
  2,500   Ohio St Solid Waste Rev CSC Ltd
          Proj................................   8.500      08/01/22         2,501,150
  3,700   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj..............   8.250      10/01/14         3,745,510
  1,000   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj..............   9.000      06/01/21         1,053,690
  4,490   Reynoldsburg, OH Hlthcare Fac Rev
          Wesley Ridge Proj (GNMA
          Collateralized).....................   6.150      10/20/38         4,561,211
                                                                        --------------
                                                                            27,950,603
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          OKLAHOMA  0.2%
$11,030   McAlester, OK Pub Wks Auth Util Sys
          Rev (FSA Insd)......................  *           02/01/30    $    1,686,156
  1,000   Oklahoma Cnty, OK Fin Auth Epworth
          Villa Proj Ser A Rfdg...............   7.000%     04/01/25           988,870
                                                                        --------------
                                                                             2,675,026
                                                                        --------------
          OREGON  1.0%
  1,000   Clackamas Cnty, OR Hosp Fac Auth Rev
          Sr Living Fac Marys Woods Ser A.....   6.375      05/15/20           976,940
  1,245   Clatsop Care Cent Hlth Dist OR Rev
          Sr Hsg..............................   6.000      08/01/14         1,169,391
  2,145   Clatsop Care Cent Hlth Dist OR Rev
          Sr Hsg..............................   6.875      08/01/28         1,981,680
  4,000   Oregon St Hlth Hsg Edl & Cultural
          Facs Auth...........................   7.250      06/01/28         3,891,400
  3,000   Salem Keizer, OR Sch Dist No 24J....   5.000      06/01/13         2,894,670
                                                                        --------------
                                                                            10,914,081
                                                                        --------------
          PENNSYLVANIA  8.2%
  1,000   Allegheny Cnty, PA Indl Dev Auth
          Lease Rev...........................   6.625      09/01/24           986,730
  6,000   Beaver Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Ser A
          Rfdg (b)............................   7.750      05/01/20         6,626,640
  1,000   Berks Cnty, PA Muni Auth Rev
          Phoebe Berks Vlg Inc Proj Rfdg
          (Prerefunded @ 05/15/06) (b)........   7.700      05/15/22         1,181,690
  1,900   Bucks Cnty, PA Indl Dev Auth Rev
          First Mtg Hlthcare Fac Chandler.....   6.200      05/01/19         1,775,911
  4,000   Cambria Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Bethlehem Steel Corp
          Proj Rfdg...........................   7.500      09/01/15         4,199,360
  1,500   Cliff House Ctf Trust Var Sts
          Variable Ctfs Partn Ser A...........   6.625      06/01/27         1,500,000
  2,000   Cumberland Cnty, PA Indl Dev Auth
          Rev First Mtg Woods Cedar Run Ser A
          Rfdg................................   6.500      11/01/28         1,799,080
  3,000   Dauphin Cnty, PA Genl Auth Rev
          Office & Pkg Riverfront Office......   6.000      01/01/25         2,809,470
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel
          & Conf Cent Hyatt Regency...........   6.200      01/01/29         4,668,400

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,500   Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj.....................   7.000%     06/01/21    $    1,516,470
  2,890   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)..........................  *           09/01/21           794,779
  1,000   Grove City, PA Area Hosp Auth Hlth
          Fac Rev.............................   6.625      08/15/29           926,240
  3,500   Harrisburg, PA Auth Wtr Rev (Inverse
          Fltg) (FGIC Insd)...................   7.580      06/18/15         3,605,000
  1,000   Lancaster Cnty, PA Hosp Auth Rev
          Hlth Cent Saint Anne's Home.........   6.625      04/01/28           950,430
  2,000   Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group...............   6.000      11/01/23         1,858,600
  1,000   Lehigh Cnty, PA Indl Dev Auth Hlth
          Fac Rev Lifepath Inc Proj...........   6.300      06/01/28           885,300
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj (Crossover Rfdg @
          10/01/00)...........................   8.875      10/01/20         2,131,380
  2,000   Montgomery Cnty, PA Higher Ed &
          Hlth Auth Rev.......................   6.750      07/01/29         1,885,280
  7,100   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Proj Ser A (Prerefunded @ 12/01/00)
          (b).................................  10.000      12/01/19         7,715,144
    500   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Rfdg................................   7.000      12/01/10           511,780
  2,500   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Rfdg................................   7.250      12/01/15         2,581,925
  6,000   Montgomery Cnty, PA Indl Dev Auth
          Rev First Mtg The Meadowood Corp
          Rfdg................................   7.400      12/01/20         6,203,040
    985   Montgomery Cnty, PA Indl Dev Auth
          Rev Wordsworth Academy..............   7.750      09/01/24         1,042,534
  3,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D
          (b).................................   7.050      12/01/10         3,232,800
  5,000   Pennsylvania St Higher Edl
          Assistance Agy Student Ln Rev Rfdg
          (Inverse Fltg) (AMBAC Insd).........   9.267      09/01/26         5,818,750
  1,000   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev (a)..............   4.500      07/15/21           822,550

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 5,000   Philadelphia, PA Auth For Indl Dev
          Rev Long-Term Care Maplewood........   8.000%     01/01/24    $    5,338,000
  2,500   Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist
          Sales Tax Rev (AMBAC Insd)..........   5.000      02/01/24         2,215,500
 13,000   Pittsburgh & Allegheny Cnty, PA
          Public Auditorium Auth Excise Tax
          Rev
          (AMBAC Insd)........................   4.500      02/01/29        10,315,240
  1,500   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Rfdg...............   7.250      01/15/17         1,551,975
  2,000   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Rfdg...............   7.350      01/15/22         2,082,940
                                                                        --------------
                                                                            89,532,938
                                                                        --------------
          RHODE ISLAND  0.2%
  1,955   Providence, RI Redev Agy Ctfs Partn
          Ser A...............................   8.000      09/01/24         2,073,688
                                                                        --------------
          SOUTH CAROLINA  1.0%
    115   Charleston Cnty, SC Ctfs Partn Ser B
          (MBIA Insd) (b).....................   7.000      06/01/19           126,364
  2,385   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)
          (b).................................   7.000      06/01/19         2,675,040
  3,500   Charleston Cnty, SC Indl Rev Zeigler
          Coal Hldgs Rfdg.....................   6.950      08/10/28         3,407,915
  1,000   Oconee Cnty, SC Indl Rev Bond
          Johnson Ctl Inc Ser 84 (Var Rate
          Cpn)................................   6.485      06/15/04         1,000,000
  4,000   South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev....................   6.750      05/01/28         3,896,040
                                                                        --------------
                                                                            11,105,359
                                                                        --------------
          SOUTH DAKOTA  0.2%
    805   Keystone, SD Econ Dev Rev Wtr
          Quality Mgmt Corp Ser A.............   5.500      12/15/08           776,487
  1,810   Keystone, SD Econ Dev Rev Wtr
          Quality Mgmt Corp Ser A.............   6.000      12/15/18         1,699,065
                                                                        --------------
                                                                             2,475,552
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TENNESSEE  1.5%
$ 3,000   SCA Tax Exempt Trust Multi-Family
          Mtg Memphis Hlth Edl Rev Bond
          Receipt Ser A6 (FSA Insd) (b).......   7.350%     01/01/30    $    3,239,970
  2,000   Springfield, TN Hlth & Edl Fac Brd
          Hosp Rev Jesse Holman Jones Hosp
          Proj (Prerefunded @ 04/01/06) (b)...   8.250      04/01/12         2,353,180
  6,180   Sullivan Cnty, TN Hlth Edl & Hsg
          Facs Board Rev......................   8.410      11/01/19         6,906,706
  1,160   Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/ Trenton Mr Inc Proj Ser B
          (d).................................  10.000      11/01/20           150,800
  3,195   Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/ Trenton Mr Inc Proj Ser A......  10.000      11/01/19         3,563,160
                                                                        --------------
                                                                            16,213,816
                                                                        --------------
          TEXAS  11.0%
  1,000   Abia Dev Corp TX Arpt Facs Rev
          Austin Belly Port Dev LLC Proj Ser
          A...................................   6.250      10/01/08           970,070
  2,000   Abia Dev Corp TX Arpt Facs Rev
          Austin Belly Port Dev LLC Proj Ser
          A...................................   6.500      10/01/23         1,899,180
  1,500   Abilene, TX Hlth Facs Dev Sears
          Methodist Retirement Ser A..........   5.875      11/15/18         1,393,440
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev
          High Plains Baptist Hosp (Inverse
          Fltg)
          (FSA Insd) (b)......................   9.149      01/01/22         2,245,000
  1,000   Atlanta, TX Hosp Auth Hosp Fac
          Rev.................................   6.700      08/01/19           967,960
  2,035   Atlanta, TX Hosp Auth Hosp Fac
          Rev.................................   6.750      08/01/29         1,959,094
  1,000   Austin, TX Bergstorm Landhost Entmt
          Sr Ser A............................   6.750      04/01/27           956,890
  2,000   Bell Cnty, TX Indl Dev Corp Solid
          Waste Disposal Rev..................   7.600      12/01/17         1,903,200
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Rfdg Baptist Hlth Sys Ser A (MBIA
          Insd) (b)...........................   6.000      11/15/12         1,055,340
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Rfdg Baptist Hlth Sys Ser A (MBIA
          Insd)...............................   6.000      11/15/13         2,491,107
  1,000   Brazos River Auth TX Rev Houston
          Lighting & Power Co Proj Rfdg (AMBAC
          Insd)...............................   5.050      11/01/18           910,080

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,000   Brazos River Auth TX Rev Houston
          Inds Inc Proj Ser D Rfdg (MBIA Insd)
          (b).................................   4.900%     10/01/15    $    4,559,200
    665   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................  *           08/01/00           624,894
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................  *           08/01/01         1,015,344
    335   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................  *           08/01/02           270,904
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................  *           08/01/11           720,364
    775   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................   8.750      08/01/11           777,209
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg................................   8.750      08/01/12         2,677,503
  6,000   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (a)....   5.875      02/15/29         5,961,780
  2,500   Garland, TX Indl Dev Auth Rev Bond
          Ashland Oil Proj Ser 84 Rfdg (Var
          Rate Cpn)...........................   8.920      04/01/04         2,502,950
  1,635   Garland, TX Indpt Sch Dist..........   4.000      02/15/15         1,317,319
  3,275   Grapevine Colleyville Indpt Sch Dist
          Tx Formerly Grapevine Tx Indpt Sch
          District To 1979....................  *           08/15/14         1,413,359
  5,000   Houston, TX Arpt Sys Rev Spl Fac
          Continental Ser C...................   5.700      07/15/29         4,457,600
  2,500   Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Term Impt Ser B
          (b).................................   6.125      07/15/27         2,370,650
  5,665   Houston, TX Wtr & Sewer Sys Rev
          Capital Apprec Jr Lien Ser A (FSA
          Insd)...............................  *           12/01/23         1,357,561
    880   Laredo, TX Ctfs Oblig Ser B (MBIA
          Insd)...............................   4.500      02/15/17           739,966
  2,655   Leander, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................  *           08/15/18           877,876
  4,820   Leander, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................  *           08/15/21         1,315,282
  3,990   Leander, TX Indpt Sch Dist Rfdg.....   4.750      08/15/12         3,728,495
 17,760   Lower Co River Auth TX Rev Ser A
          Rfdg (a)............................   5.875      05/15/14        18,210,216
  7,500   Lower Co River Auth TX Rev Ser A
          Rfdg (a)............................   5.875      05/15/15         7,653,900
  1,500   Lubbock, TX Hlth Facs Dev Corp Rev
          First Mtg Carillon Proj A...........   6.500      07/01/19         1,409,505
  2,500   Matagorda Cnty, TX Navigation Dist
          No 1 Houston Lighting Pwr Co Rfdg
          (AMBAC Insd)........................   5.125      11/01/28         2,214,950
  3,355   Meadow Parc Dev Inc TX Multi-Family
          Rev Hsg Meadow Parc Apts Proj.......   6.500      12/01/30         3,179,466

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,000   Nacogdoches, TX Indl Dev Auth Inc
          Pollutn Ctl Rev.....................   5.300%     12/01/11    $      972,760
  1,180   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................  *           08/15/17           413,732
  1,175   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................  *           08/15/20           339,974
  1,175   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................  *           08/15/23           281,459
  6,000   Rockwall, TX Indpt Sch Dist Cap
          Apprec Rfdg.........................  *           08/15/18         1,955,040
  6,020   San Antonio, Tx Indpt Sch
          Dist Rfdg (a).......................   5.500      08/15/18         5,891,654
  2,410   Texas Gen Svcs Comm Partn
          Interests...........................   7.250      08/15/11         2,461,067
  8,000   Texas St Dept Hsg & Cmnty Affairs
          Home Mtg Rev (GNMA Collateralized)
          (Inverse Fltg)......................   6.900      07/02/24         8,513,120
  2,985   Texas St Higher Edl Coordinating Brd
          College Student Ln..................  *           10/01/25         2,999,835
  2,000   Texas St Tpk Auth Dallas North
          Thruway Rev Addison Arpt Toll Tunnel
          Proj (FGIC Insd) (Prerefunded @
          01/01/05) (b).......................   6.750      01/01/15         2,228,460
  2,000   Texas St Tpk Auth Dallas North
          Thruway Rev Addison Arpt Toll Tunnel
          Proj (FGIC Insd) (Prerefunded @
          01/01/05) (b).......................   6.600      01/01/23         2,214,600
  5,000   West Side Calhoun Cnty, TX Navig
          Dist Solid Waste Disp Union Carbide
          Chem &
          Plastics (b)........................   8.200      03/15/21         5,284,350
                                                                        --------------
                                                                           119,663,705
                                                                        --------------
          UTAH  1.0%
  1,000   Hildale, UT Elec Rev Gas Turbine
          Elec
          Fac Proj............................   7.800      09/01/15           950,340
  1,165   Hildale, UT Elec Rev Gas Turbine
          Elec
          Fac Proj............................   8.000      09/01/20         1,103,476
  1,000   Hildale, UT Elec Rev Gas Turbine
          Elec
          Fac Proj............................   7.800      09/01/25           942,030
  4,000   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd) (b)......   5.750      07/01/19         3,983,240

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          UTAH (CONTINUED)
$   240   Saint George, UT Indl Dev Rev Kmart
          Corp Ser 1984A......................  10.750%     10/15/08    $      245,808
  2,500   Tooele Cnty, UT Pollutn Ctl Rev Rfdg
          Laidlaw Environmental Ser A.........   7.550      07/01/27         2,641,550
  1,175   Utah St Hsg Fin Agy Single Family
          Mtg Mezz A1 (AMBAC Insd) (b)........   6.100      07/01/13         1,190,052
                                                                        --------------
                                                                            11,056,496
                                                                        --------------
          VERMONT  0.3%
  1,000   Vermont Edl & Hlth Bldgs Fin Agy
          Rev.................................   6.000      12/15/09           960,840
  1,000   Vermont Edl & Hlth Bldgs Fin Agy
          Rev.................................   6.125      12/15/14           949,660
  1,015   Vermont Edl & Hlth Bldgs Fin Agy
          Rev.................................   6.250      04/01/29           943,108
                                                                        --------------
                                                                             2,853,608
                                                                        --------------
          VIRGINIA  1.5%
  5,000   Alexandria, VA Redev & Hsg Auth 3001
          Park Cent Apts Ser A Rfdg...........   6.375      04/01/34         4,715,450
  1,000   Dulles Town Cent Cmnty Dev Auth
          Dulles Town Cent Proj...............   6.250      03/01/26           974,100
  2,650   Fairfax Cnty, VA Park Auth Park Fac
          Rev.................................   6.625      07/15/20         2,751,336
  1,000   Greensville Cnty, VA Indl Dev
          Wheeling Steel Proj Ser A...........   7.000      04/01/14           950,330
  5,000   Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg...................   6.900      05/02/22         4,895,000
  1,500   Pittsylvania Cnty, VA Indl Dev Auth
          Rev Exempt Fac Ser A................   7.450      01/01/09         1,594,050
                                                                        --------------
                                                                            15,880,266
                                                                        --------------
          WASHINGTON  0.7%
  3,500   Spokane Cnty, WA Indl Dev Corp Solid
          Waste Disp Rev......................   7.600      03/01/27         3,691,380
  2,000   Tacoma, WA Hsg Auth Rev Hsg
          Wedgewood Homes Proj................   6.000      04/01/28         1,862,700
  5,500   Washington St Pub Pwr Supply Comp
          Int Ser C Rfdg (MBIA Insd)..........  *           07/01/17         1,952,335
                                                                        --------------
                                                                             7,506,415
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          WISCONSIN  1.7%
$   800   Baldwin, WI Hosp Rev Mtg Ser A......   6.125%     12/01/18    $      752,712
  2,590   Baldwin, WI Hosp Rev Mtg Ser A......   6.375      12/01/28         2,412,222
  1,000   Oconto Falls, WI Cmnty Dev Oconto
          Falls Tissue Inc Proj...............   7.750      12/01/22         1,023,620
  3,970   Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg (b)....   9.500      11/15/12         4,306,339
  2,070   Wisconsin St Hlth & Edl Fac Auth Rev
          Eau Claire Manor (d)................   9.625      06/01/13         1,985,482
  1,115   Wisconsin St Hlth & Edl Fac Auth Rev
          Spl Term Middleton Glen Inc Proj....   5.750      10/01/18         1,018,831
  2,485   Wisconsin St Hlth & Edl Fac Auth Rev
          Spl Term Middleton Glen Inc Proj....   5.750      10/01/28         2,222,410
  1,200   Wisconsin St Hlth & Edl Facs Auth
          Rev Spl Term Middleton Glen Inc
          Proj................................   5.900      10/01/28         1,096,392
  3,000   Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj..................   7.500      07/01/26         3,149,820
                                                                        --------------
                                                                            17,967,828
                                                                        --------------
          PUERTO RICO  0.9%
  1,391   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR..................   6.850      10/17/03         1,415,849
 10,000   Puerto Rico Comwlth Hwy & Tran Auth
          Tran Rev Ser A......................   4.750      07/01/38         8,248,300
                                                                        --------------
                                                                             9,664,149
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------


                      Description                                        Market Value
--------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  103.1%
  (Cost $1,136,289,323).............................................    $1,122,491,681
SHORT-TERM INVESTMENTS  0.2%
  (Cost $3,178,571).................................................         2,186,786
                                                                        --------------
TOTAL INVESTMENTS  103.3%
  (Cost $1,139,467,894).............................................     1,124,678,467
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.3%).......................       (35,420,521)
                                                                        --------------
NET ASSETS  100.0%..................................................    $1,089,257,946
                                                                        ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) Interest is accruing less than the stated coupon.

(d) Non-Income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
GNMA--Government National Mortgage Association

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,139,467,894).....................    $1,124,678,467
Receivables:
  Interest..................................................        21,837,970
  Investments Sold..........................................        10,573,684
  Fund Shares Sold..........................................         1,362,471
Other.......................................................            61,559
                                                                --------------
      Total Assets..........................................     1,158,514,151
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        56,343,428
  Bank Borrowings...........................................         5,866,970
  Fund Shares Repurchased...................................         2,600,836
  Income Distributions......................................         2,437,596
  Distributor and Affiliates................................           842,560
  Investment Advisory Fee...................................           428,652
  Variation Margin on Futures...............................            90,404
Accrued Expenses............................................           445,555
Trustees' Deferred Compensation and Retirement Plans........           192,392
Options at Market Value (Net premiums received of
  $15,486)..................................................             7,812
                                                                --------------
      Total Liabilities.....................................        69,256,205
                                                                --------------
NET ASSETS..................................................    $1,089,257,946
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,217,073,102
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (9,871,263)
Net Unrealized Depreciation.................................       (13,964,340)
Accumulated Net Realized Loss...............................      (103,979,553)
                                                                --------------
NET ASSETS..................................................    $1,089,257,946
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $745,232,686 and 53,578,756 shares of
      beneficial interest issued and outstanding)...........    $        13.91
    Maximum sales charge (4.75%* of offering price).........               .69
                                                                --------------
    Maximum offering price to public........................    $        14.60
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $282,513,282 and 20,318,857 shares of
      beneficial interest issued and outstanding)...........    $        13.90
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $61,511,978 and 4,424,055 shares of
      beneficial interest issued and outstanding)...........    $        13.90
                                                                ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 73,249,612
                                                                ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,853,240, $2,940,698 and $687,347,
  respectively).............................................       5,481,285
Investment Advisory Fee.....................................       5,384,470
Shareholder Services........................................         811,277
Legal.......................................................         374,025
Custody.....................................................          99,759
Trustees' Fees and Related Expenses.........................          50,182
Other.......................................................         918,034
                                                                ------------
    Total Operating Expenses................................      13,119,032
    Less Credit Earned on Overnight Cash Balances...........          30,267
                                                                ------------
    Net Operating Expenses..................................      13,088,765
    Interest Expense........................................         654,836
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 59,506,011
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $50,195).......................................    $ (9,086,136)
  Options...................................................         408,941
  Futures...................................................         296,003
                                                                ------------
Net Realized Loss...........................................      (8,381,192)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      68,326,173
                                                                ------------
  End of the Period:
    Investments.............................................     (14,789,427)
    Options.................................................           7,674
    Futures.................................................         817,413
                                                                ------------
                                                                 (13,964,340)
                                                                ------------
Net Unrealized Depreciation During the Period...............     (82,290,513)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(90,671,705)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(31,165,694)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Year Ended September 30, 1999, the Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                          Year Ended       Nine Months Ended       Year Ended
                                      September 30, 1999   September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................   $   59,506,011       $   42,155,106       $  53,336,303
Net Realized Gain/Loss...............       (8,381,192)            (861,253)            391,354
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................      (82,290,513)          17,628,426          24,022,309
                                        --------------       --------------       -------------
Change in Net Assets from
  Operations.........................      (31,165,694)          58,922,279          77,749,966
                                        --------------       --------------       -------------
Distributions from Net Investment
  Income.............................      (59,506,011)         (42,128,701)        (53,336,303)
Distributions in Excess of Net
  Investment Income..................         (851,426)                 -0-            (664,960)
                                        --------------       --------------       -------------
Total Distributions from and in
  Excess of Net Investment Income*...      (60,357,437)         (42,128,701)        (54,001,263)
                                        --------------       --------------       -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............      (91,523,131)          16,793,578          23,748,703
                                        --------------       --------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............      277,570,061          205,313,493         198,765,477
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......       28,001,367           18,455,824          23,168,036
Cost of Shares Repurchased...........     (238,997,282)        (100,827,970)       (135,758,091)
                                        --------------       --------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................       66,574,146          122,941,347          86,175,422
                                        --------------       --------------       -------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................      (24,948,985)         139,734,925         109,924,125
NET ASSETS:
Beginning of the Period..............    1,114,206,931          974,472,006         864,547,881
                                        --------------       --------------       -------------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of
  $9,871,263, $9,019,837 and
  $9,046,242, respectively)..........   $1,089,257,946       $1,114,206,931       $ 974,472,006
                                        ==============       ==============       =============

       *Distributions by Class
--------------------------------------------------------------------------------
Distributions from and in Excess of
Net Investment Income:
  Class A Shares..................... $(43,068,954)  $(30,895,725)  $(41,926,549)
  Class B Shares.....................  (14,016,298)    (9,369,462)   (10,667,625)
  Class C Shares.....................   (3,272,185)    (1,863,514)    (1,407,089)
                                      ------------   ------------   ------------
                                      $(60,357,437)  $(42,128,701)  $(54,001,263)
                                      ============   ============   ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
Class A Shares                1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...................    $15.076         $14.845      $14.474   $14.984   $13.848   $15.629
                             -------         -------      -------   -------   -------   -------
  Net Investment
    Income...............       .807            .643         .895      .963     1.024      .956
  Net Realized and
    Unrealized
    Gain/Loss............     (1.164)           .217         .376     (.513)    1.072    (1.717)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations.............      (.357)           .860        1.271      .450     2.096     (.761)
Less Distributions from
  and in Excess of Net
  Investment Income......       .810            .629         .900      .960      .960     1.020
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period.............    $13.909         $15.076      $14.845   $14.474   $14.984   $13.848
                             =======         =======      =======   =======   =======   =======
Total Return (a).........     (2.51%)          6.00%*       9.05%     3.21%    15.52%    (4.93%)
Net Assets at End of the
  Period (In millions)...    $ 745.2         $ 771.4      $ 706.3   $ 671.9   $ 665.8   $ 603.0
Ratio of Expenses to
  Average Net Assets
  (b)....................       .96%            .92%         .94%      .99%      .95%      .87%
Ratio of Net Investment
  Income to Average Net
  Assets (b).............      5.46%           5.66%        6.09%     6.60%     7.05%     6.48%
Portfolio Turnover.......        77%             66%*         63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
     Class B Shares           1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...................    $15.071         $14.844      $14.474   $14.983   $13.850   $15.621
                             -------         -------      -------   -------   -------   -------
Net Investment Income....       .686            .545         .774      .843      .908      .841
Net Realized and
  Unrealized Gain/Loss...     (1.156)           .229         .384     (.506)    1.071    (1.718)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations.............      (.470)           .774        1.158      .337     1.979     (.877)
Less Distributions from
  and in Excess of Net
  Investment Income......       .697            .547         .788      .846      .846      .894
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period.............    $13.904         $15.071      $14.844   $14.474   $14.983   $13.850
                             =======         =======      =======   =======   =======   =======
Total Return (a).........     (3.25%)          5.35%*       8.23%     2.40%    14.62%    (5.69%)
Net Assets at End of the
  Period (In millions)...    $ 282.5         $ 279.6      $ 229.6   $ 173.8   $ 137.9   $ 112.4
Ratio of Expenses to
  Average Net
  Assets (b).............      1.73%           1.68%        1.71%     1.75%     1.70%     1.64%
Ratio of Net Investment
  Income to Average Net
  Assets (b).............      4.70%           4.90%        5.30%     5.84%     6.25%     5.70%
Portfolio Turnover.......        77%             66%*         63%       59%       59%      101%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
Class C Shares                1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...................    $15.069         $14.842      $14.474   $14.987   $13.846   $15.610
                             -------         -------      -------   -------   -------   -------
Net Investment Income....       .686            .549         .778      .851      .910      .824
Net Realized and
  Unrealized Gain/Loss...     (1.154)           .225         .378     (.518)    1.077    (1.694)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations.............      (.468)           .774        1.156      .333     1.987     (.870)
Less Distributions from
  and in Excess of Net
  Investment Income......       .697            .547         .788      .846      .846      .894
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period.............    $13.904         $15.069      $14.842   $14.474   $14.987   $13.846
                             =======         =======      =======   =======   =======   =======
Total Return (a).........     (3.25%)          5.35%*       8.23%     2.33%    14.70%    (5.62%)
Net Assets at End of the
  Period (In millions)...    $  61.5         $  63.2      $  38.6   $  18.8   $   9.5   $   7.6
Ratio of Expenses to
  Average Net
  Assets (b).............      1.73%           1.68%        1.71%     1.75%     1.69%     1.64%
Ratio of Net Investment
  Income to Average Net
  Assets (b).............      4.69%           4.90%        5.24%     5.84%     6.19%     5.71%
Portfolio Turnover.......        77%             66%*         63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each

                               September 30, 1999
--------------------------------------------------------------------------------

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $92,206,265 which expires between September 30, 2002 and September 30, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, post October losses which are not recognized for tax purposes with the first day of the following fiscal year, the deferral of losses related to wash sale transactions and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1999.
    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,141,259,853, the aggregate gross unrealized appreciation is $40,390,420 and the aggregate gross unrealized depreciation is $56,971,806, resulting in net unrealized depreciation on long- and short-term investments of $16,581,386.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.
    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Trust's custody fee was reduced by $30,267 as a result of credits earned on overnight cash balances.

                               September 30, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                           % PER
                   AVERAGE NET ASSETS                      ANNUM
------------------------------------------------------------------
First $500 million...................................... .50 of 1%
Over $500 million....................................... .45 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $56,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended September 30, 1999, the Fund recognized expenses of approximately $305,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $587,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At September 30, 1999, capital aggregated $850,797,574, $300,435,113 and
$65,840,415 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                            SHARES              VALUE
-------------------------------------------------------------------------
Sales:
  Class A.............................     13,253,619       $ 192,139,108
  Class B.............................      4,333,895          63,782,837
  Class C.............................      1,466,836          21,648,116
                                          -----------       -------------
Total Sales...........................     19,054,350       $ 277,570,061
                                          ===========       =============
Dividend Reinvestment:
  Class A.............................      1,403,007       $  20,426,304
  Class B.............................        394,154           5,741,611
  Class C.............................        125,823           1,833,452
                                          -----------       -------------
Total Dividend Reinvestment...........      1,922,984       $  28,001,367
                                          ===========       =============
Repurchases:
  Class A.............................    (12,242,352)      $(176,483,940)
  Class B.............................     (2,963,915)        (42,910,916)
  Class C.............................     (1,363,307)        (19,602,426)
                                          -----------       -------------
Total Repurchases.....................    (16,569,574)      $(238,997,282)
                                          ===========       =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $814,716,102, $273,821,581 and
$61,961,273 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                          SHARES             VALUE
----------------------------------------------------------------------
Sales:
  Class A.............................   7,418,156       $ 110,301,687
  Class B.............................   4,566,294          67,862,636
  Class C.............................   1,827,970          27,149,170
                                        ----------       -------------
Total Sales...........................  13,812,420       $ 205,313,493
                                        ==========       =============
Dividend Reinvestment:
  Class A.............................     923,639       $  13,739,535
  Class B.............................     245,550           3,652,560
  Class C.............................      71,508           1,063,729
                                        ----------       -------------
Total Dividend Reinvestment...........   1,240,697       $  18,455,824
                                        ==========       =============
Repurchases:
  Class A.............................  (4,753,839)      $ (70,664,021)
  Class B.............................  (1,723,537)        (25,610,245)
  Class C.............................    (306,853)         (4,553,704)
                                        ----------       -------------
Total Repurchases.....................  (6,784,229)      $(100,827,970)
                                        ==========       =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $761,338,901, $227,916,630 and
$38,302,078 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                            SHARES             VALUE
------------------------------------------------------------------------
Sales:
  Class A.............................     6,584,725       $  95,897,790
  Class B.............................     5,414,821          78,851,895
  Class C.............................     1,645,028          24,015,792
                                          ----------       -------------
Total Sales...........................    13,644,574       $ 198,765,477
                                          ==========       =============
Dividend Reinvestment:
  Class A.............................     1,260,959       $  18,367,805
  Class B.............................       276,853           4,036,121
  Class C.............................        52,358             764,110
                                          ----------       -------------
Total Dividend Reinvestment...........     1,590,170       $  23,168,036
                                          ==========       =============
Repurchases:
  Class A.............................    (6,688,927)      $ (97,347,533)
  Class B.............................    (2,235,801)        (32,600,924)
  Class C.............................      (397,427)         (5,809,634)
                                          ----------       -------------
Total Repurchases.....................    (9,322,155)      $(135,758,091)
                                          ==========       =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eight year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                               September 30, 1999
--------------------------------------------------------------------------------

    For the year ended September 30, 1999 Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $276,000 and CDSC on redeemed shares of approximately $665,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $995,004,442 and $899,641,751, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in options for the year ended September 30, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at September 30, 1998...............        750      $   9,550
Options Written and Purchased (Net).............      5,215        451,135
Options Terminated in Closing Transactions
  (Net).........................................     (2,300)      (287,623)
Options Expired (Net)...........................     (3,165)      (157,576)
                                                     ------      ---------
Outstanding at September 30, 1999...............        500      $  15,486
                                                     ======      =========

    The description and market value of the option contracts outstanding as of September 30, 1999 is as follows:

                                                                      MARKET
                                                          EXP.        VALUE
                                                         MONTH/         OF
             DESCRIPTION                 CONTRACTS    STRIKE PRICE    OPTION
-----------------------------------------------------------------------------
MUNICIPAL BOND FUTURES
Dec. 1999 - Written Call.............       250          Dec/118     $(82,031)
Dec. 1999 - Written Put..............       250          Dec/110       74,219
                                            ---                      --------
                                            500                      $ (7,812)
                                            ===                      ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended September 30, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at September 30, 1998...........................      600
Futures Opened..............................................   10,221
Futures Closed..............................................  (10,231)
                                                              -------
Outstanding at September 30, 1999...........................      590
                                                              =======

    The futures contracts outstanding as of September 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond
Futures-Dec 1999 (Current notional value
$113,938 per contract)......................       150         $ 44,099
Short Contracts -- Municipal Bond
  Futures-Dec 1999 (Current notional value
  $112,281 per contract)....................       440          773,314
                                                   ---         --------
                                                   590         $817,413
                                                   ===         ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.
    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                               September 30, 1999
--------------------------------------------------------------------------------

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999 are payments retained by Van Kampen of approximately $2,660,900.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires November 10, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. The interest rate in effect at September 30, 1999 was 6.14%. An annual facility fee of .06% is charged on the unused portion of the credit facility.
    The average daily balance of bank borrowings for the year ended September 30, 1999 was approximately $11,116,900 with an average interest rate of 5.89%. At September 30, 1999, borrowings under this agreement represented .5% of the Fund's total assets.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN INSURED TAX FREE INCOME FUND


     Van Kampen Insured Tax Free Income Fund (the "Fund") is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.


     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-10
Investment Restrictions.....................................   B-15
Description of Securities Ratings...........................   B-16
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-21
Trustees and Officers.......................................   B-22
Investment Advisory Agreement...............................   B-30
Other Agreements............................................   B-30
Distribution and Service....................................   B-31
Transfer Agent..............................................   B-34
Portfolio Transactions and Brokerage Allocation.............   B-34
Shareholder Services........................................   B-35
Redemption of Shares........................................   B-38
Contingent Deferred Sales Charge-Class A....................   B-38
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-38
Taxation....................................................   B-40
Fund Performance............................................   B-43
Other Information...........................................   B-46
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-30



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2000.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc. The Fund was subsequently reorganized into a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1998. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of December 31, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                        DECEMBER 31,     CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
R T Kelley..................................................     69,075.96     C           14.09%
 PO Box 237
 Canadian, TX 79014-0237
Merrill Lynch Pierce Fenner & Smith Inc. ...................    176,173.61     B            5.88%
for the Sole Benefit of its Customers                            32,810.53     C            6.69%
 Attn: Fund Administration
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................  6,380,966.56     A           10.23%
 201 Progress Pkwy                                               53,986.10     C           11.01%
 Maryland Hts, MO 63043-3009
Salomon Smith Barney Inc. ..................................     36,769.69     C            7.50%
 333 West 34th Street 3rd Fl.
 New York, NY 10001



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS



     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally

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will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


     Although substantially all of the municipal securities in which the Fund may invest will be insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.


INSURANCE


     As described in the Prospectus, the Fund invests substantially all of its assets in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.


     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments

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shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to

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reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the

                                       B-8
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date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.



ILLIQUID SECURITIES



     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


                                       B-9
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                             STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
                                      B-10
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     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund may not:



     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintained margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.


     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.


     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

                       DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

        2. Nature of and provisions of the obligation:

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM DEBT--INVESTMENT GRADE

    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

    BBB:        Debt rated "BBB" exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C:          Debt rated "C" is currently highly vulnerable to nonpayment.
                The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


     2.  MUNICIPAL NOTES


          A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.


          The following criteria will be used in making that assessment.

          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.

     3.  COMMERCIAL PAPER


          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



          Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


     4.  TAX-EXEMPT DUAL RATINGS

          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

     MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     2.  SHORT-TERM EXEMPT NOTES

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     3.  TAX-EXEMPT COMMERCIAL PAPER

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           -- Leading market positions in well established industries.

           -- High rates of return on funds employed.

           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the prime rating categories.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     AAA. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

     AA. Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

     A. Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

     BBB. Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Note: Plus (+) and minus (-) signs indicate relative standing within a category, and are not indications of likely upgrades or downgrades.

DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Note: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
  1632 Morning Mountain Road                in the Fund Complex. Co-founder, and prior to August
  Raleigh, NC 27614                         1996, Chairman, Chief Executive Officer and President,
  Date of Birth: 07/14/32                   MDT Corporation (now known as Getinge/Castle, Inc., a
  Age: 67                                   subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
  Barrington Place, Building 4              Trustee/ Director of each of the funds in the Fund
  18 E. Dundee Road, Suite 101              Complex. Prior to January 1999, Chairman and Chief
  Barrington, IL 60010                      Executive Officer of The Allstate Corporation
  Date of Birth: 09/16/38                   ("Allstate") and Allstate Insurance Company. Prior to
  Age: 61                                   January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
  Sears Tower                               search firm. Trustee/Director of each of the funds in the
  233 South Wacker Drive                    Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
  Suite 7000                                Inc., an executive recruiting and management consulting
  Chicago, IL 60606                         firm. Formerly, Executive Vice President of ABN AMRO,
  Date of Birth: 06/03/48                   N.A., a Dutch bank holding company. Prior to 1992,
  Age: 51                                   Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
  11 DuPont Circle, N.W.                    United States, an independent U.S. foundation created to
  Washington, D.C. 20016                    deepen understanding, promote collaboration and stimulate
  Date of Birth: 02/29/52                   exchanges of practical experience between Americans and
  Age: 47                                   Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
  Two World Trade Center                    of Morgan Stanley Dean Witter since December 1998.
66th Floor                                  President and Director since April 1997 and Chief
New York, NY 10048                          Executive Officer since June 1998 of Morgan Stanley Dean
Date of Birth: 08/13/53                     Witter Advisors Inc. and Morgan Stanley Dean Witter
Age: 46                                     Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds and
                                            Discover Brokerage Index Series since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Vice President of other investment companies
                                            advised by the Advisers and their affiliates. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series May 1997-April
                                            1999, and Executive Vice President of Dean Witter,
                                            Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
  423 Country Club Drive                    Inc., a financial planning company and registered
  Winter Park, FL 32789                     investment adviser in the State of Florida. President and
  Date of Birth: 02/13/36                   owner, Nelson Ivest Brokerage Services Inc., a member of
  Age: 63                                   the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
  1 Parkview Plaza                          Kampen Investments. Chairman, Director and Chief
  P.O. Box 5555                             Executive Officer of the Advisers, the Distributor, Van
  Oakbrook Terrace, IL 60181-5555           Kampen Advisors Inc. and Van Kampen Management Inc.
  Date of Birth: 02/02/46                   Director and officer of certain other subsidiaries of Van
  Age: 53                                   Kampen Investments. Trustee/Director and President of
                                            each of the funds in the Fund Complex. Trustee, President
                                            and Chairman of the Board of other investment companies
                                            advised by the Advisers and their affiliates, and Chief
                                            Executive Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter Realty. Prior
                                            to 1996, Director of Dean Witter Reynolds Inc.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
  One ServiceMaster Way                     1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame. Trustee/Director of
                                            each of the funds in the Fund Complex. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. From May 1996 through February
                                            1997 he was President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
  155 Hickory Lane                          Bond Chaired Professor with Stevens Institute of
  Closter, NJ 07624                         Technology, and prior to 1995, Dean of the Graduate
  Date of Birth: 08/02/24                   School, Stevens Institute of Technology. Director,
  Age: 75                                   Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
  333 West Wacker Drive                     & Flom (Illinois), legal counsel to the funds in the Fund
  Chicago, IL 60606                         Complex, and other investment companies advised by the
  Date of Birth: 08/22/39                   Advisers or Van Kampen Management Inc. Trustee/Director
  Age: 60                                   of each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other investment
                                            companies advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
  2101 Constitution Ave., N.W.              Sciences/ National Research Council, an independent,
  Room 206                                  federally chartered policy institution, since 1993.
  Washington, D.C. 20418                    Director of Neurogen Corporation, a pharmaceutical
  Date of Birth: 12/27/41                   company, since January 1998. Director of the German
  Age: 58                                   Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
  Sears Tower                               provides information access products and network system
  233 South Wacker Drive                    solutions, COMARCO, Inc., a wireless communications
  Suite 9700                                products company and APAC Customer Services, Inc., a
  Chicago, IL 60606                         provider of outsourced customer contact services.
  Date of Birth: 10/29/53                   Trustee/Director of each of the funds in the Fund
  Age: 46                                   Complex. Prior to May 1996, President of Advance Ross
                                            Corporation, an international transaction services and
                                            pollution control equipment manufacturing company.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and Van
  Age: 57                              Kampen Management Inc. Executive Vice President and Chief
                                       Investment Officer of each of the funds in the Fund Complex, since 1998. Chief Investment Officer, Executive Vice
                                       President and Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or Van Kampen
                                       Management Inc. ("Management Inc."), since the inception of funds advised by Advisory Corp. and Management Inc. and
                                       since 1998 for funds advised by Asset Management. Director of Global Decisions Group LLC, a financial research firm,
                                       and its affiliates MCM Asia Pacific and MCM Europe. Prior to
                                       1998, President, Chief Operating Officer and a Director of
                                       the Advisers, Van Kampen American Capital Management, Inc.;
                                       Director of Van Kampen American Capital, Inc.; and
                                       President, Chief Executive Officer and Trustee of each of
                                       the funds advised by Advisory Corp. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996, Chief
                                       Executive Officer and Director of MCM Group, Inc. and
                                       McCarthy, Crisanti & Maffei, Inc., a financial research
                                       firm, and Chairman of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited. Prior to December 1991, Senior Vice
                                       President of Van Kampen Merritt Inc.

A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van Kampen
  Vice President and Secretary         Advisors Inc., Van Kampen Management Inc., the Distributor,
  Age: 43                              American Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of Illinois
                                       Inc. and Van Kampen System Inc. Vice President and
                                       Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Vice President and Secretary of each of the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior to
                                       March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission, Division
                                       of Investment Management, Office of Chief Counsel.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen Management
  Age: 44                              Inc. and Van Kampen Investor Services Inc., and serves as a
                                       Director or Officer of certain other subsidiaries of Van
                                       Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                       advised by the Advisers and their affiliates. Prior to 1998,
                                       Senior Vice President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley Dean Witter
                                       and its predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice President
  Vice President                       of each of the funds in the Fund Complex and certain other
  Age: 43                              investment companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of McCarthy,
                                       Crisanti & Maffei, Inc, a financial research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates. Prior to October 1998, Vice President and Senior Portfolio Manager
                                       with AIM Capital Management, Inc. Prior to February 1998,
                                       Senior Vice President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital Investment
                                       Advisory Corp. and Van Kampen American Capital Management,
                                       Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.
  Age: 53

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
  Age: 44                              Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their
  Age: 40                              affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                   FUND COMPLEX
                                                         ----------------------------------------------------------------
                                                              AGGREGATE               AGGREGATE                TOTAL
                                   AGGREGATE                 PENSION OR           ESTIMATED MAXIMUM        COMPENSATION
                                  COMPENSATION           RETIREMENT BENEFITS       ANNUAL BENEFITS        BEFORE DEFERRAL
                                BEFORE DEFERRAL          ACCRUED AS PART OF       FROM THE FUND UPON         FROM FUND
        NAME(1)              FROM THE REGISTRANT(2)          EXPENSES(3)            RETIREMENT(4)           COMPLEX(5)
        -------              ----------------------      -------------------      ------------------      ---------------
J. Miles Branagan                   $15,220                    $40,303                 $60,000               $126,000
Jerry D. Choate(1)                    6,754                          0                  60,000                 88,700
Linda Hutton Heagy                   15,220                      5,045                  60,000                126,000
R. Craig Kennedy                     15,220                      3,571                  60,000                125,600
Jack E. Nelson                       15,220                     21,664                  60,000                126,000
Phillip B. Rooney                    13,820                      7,787                  60,000                113,400
Fernando Sisto                       15,220                     72,060                  60,000                126,000
Wayne W. Whalen                      15,220                     15,189                  60,000                126,000
Suzanne H. Woolsey(1)                 6,754                          0                  60,000                 88,700
Paul G. Yovovich(1)                  14,020                      2,845                  60,000                126,000

---------------


(1) Trustees not eligible for compensation or retirement benefits are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Trust and other funds in the Fund Complex effective May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to Trustees, including former Trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the Trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.



(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     As of December 31, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A


           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                  TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN
             ---------              --------   --------   ------    -----    -------   ------    ------     -----    ------
Insured Tax Free Income Fund.......   9/30     $ 3,322    $1,483   $ 3,322   $ 3,322   $ 3,322   $ 3,122   $ 3,322   $ 3,322
 Tax Free High Income Fund.........   9/30       2,998     1,366     2,998     2,998     2,998     2,798     2,998     2,998
 California Insured Tax Free
   Fund............................   9/30       1,692       745     1,692     1,692     1,692     1,492     1,692     1,692
 Municipal Income Fund.............   9/30       2,781     1,241     2,781     2,781     2,781     2,581     2,781     2,781
 Intermediate Term Municipal Income
   Fund............................   9/30       1,460       631     1,460     1,460     1,460     1,260     1,460     1,460
 Florida Insured Tax Free Income
   Fund............................   9/30       1,488       646     1,488     1,488     1,488     1,288     1,488     1,488
 New York Tax Free Income Fund.....   9/30       1,479       642     1,479     1,479     1,479     1,279     1,479     1,479
                                               -------    ------   -------   -------   -------   -------   -------   -------
   Trust Total.....................            $15,220    $6,754   $15,220   $15,220   $15,220   $13,820   $15,220   $15,220
                                               =======    ======   =======   =======   =======   =======   =======   =======

                                          TRUSTEE
                                     ------------------
             FUND NAME               WOOLSEY   YOVOVICH
             ---------               -------   --------
Insured Tax Free Income Fund.......  $1,483    $ 3,122
 Tax Free High Income Fund.........   1,366      2,798
 California Insured Tax Free
   Fund............................     745      1,492
 Municipal Income Fund.............   1,241      2,581
 Intermediate Term Municipal Income
   Fund............................     631      1,260
 Florida Insured Tax Free Income
   Fund............................     646      1,288
 New York Tax Free Income Fund.....     642      1,479
                                     ------    -------
   Trust Total.....................  $6,754    $14,020
                                     ======    =======



                                                                         TABLE B



      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
          ---------            --------   --------   ------    -----    -------   ------    ------    -----    ------    --------
Insured Tax Free Income
Fund..........................   9/30     $ 3,322    $  819   $ 3,322   $1,661    $ 3,322   $ 3,122   $1,661   $ 3,322   $ 2,373
 Tax Free High Income Fund....   9/30       2,998       769     2,998    1,499      2,998     2,798    1,499     2,998     2,165
 California Insured Tax Free
   Fund.......................   9/30       1,692       471     1,692      846      1,692     1,492      846     1,692     1,216
 Municipal Income Fund........   9/30       2,781       707     2,781    1,391      2,781     2,581    1,391     2,781     1,991
 Intermediate Term Municipal
   Income Fund................   9/30       1,460       415     1,460      730      1,460     1,260      730     1,460     1,045
 Florida Insured Tax Free
   Income Fund................   9/30       1,488       423     1,488      744      1,488     1,288      744     1,488     1,069
 New York Tax Free Income
   Fund.......................   9/30       1,479       422     1,479      740      1,479     1,279      740     1,479     1,060
                                          -------    ------   -------   ------    -------   -------   ------   -------   -------
   Trust Total................            $15,220    $4,026   $15,220   $7,611    $15,220   $13,820   $7,611   $15,220   $10,919
                                          =======    ======   =======   ======    =======   =======   ======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                         TRUSTEES
                                 FISCAL    ---------------------------------------------------------------------
           FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY     NELSON    ROONEY     SISTO
           ---------            --------   --------   ------    -----    -------     ------    ------     -----
Insured Tax Free Income Fund...   9/30     $12,061    $  829   $13,428   $ 19,013   $ 28,191   $ 8,367   $ 6,888
 Tax Free High Income Fund.....   9/30      11,230       778    12,661     18,570     27,209     7,518     4,640
 California Insured Tax Free
   Fund........................   9/30       8,666       475    10,273     17,213     24,168     4,910     3,391
 Municipal Income Fund.........   9/30      12,068       715    14,058     23,404     33,528     7,594    12,202
 Intermediate Term Municipal
   Income Fund.................   9/30       8,217       418     9,855     16,976     23,638     4,454     3,172
 Florida Insured Tax Free
   Income Fund.................   9/30       8,268       426     9,902     10,914     18,313     4,505     3,197
 New York Tax Free Income
   Fund........................   9/30       4,537       425     3,611      5,706      8,667     3,632     1,967
                                           -------    ------   -------   --------   --------   -------   -------
     Trust Total...............            $65,047    $4,066   $73,788   $111,796   $163,714   $40,980   $35,457
                                           =======    ======   =======   ========   ========   =======   =======

                                      TRUSTEES                        FORMER TRUSTEES
                                 -------------------   ----------------------------------------------
           FUND NAME              WHALEN    YOVOVICH   CARUSO   GAUGHAN   MILLER     REES    ROBINSON
           ---------              ------    --------   ------   -------   ------     ----    --------
Insured Tax Free Income Fund...  $ 23,050   $ 2,479    $1,296   $1,064    $10,487   $    0   $ 17,113
 Tax Free High Income Fund.....    22,228     2,257         0    1,064     10,487        0     17,113
 California Insured Tax Free
   Fund........................    19,692     1,260         0    1,064     10,487        0     17,113
 Municipal Income Fund.........    27,189     2,076     2,778    1,306     14,169    7,077     22,359
 Intermediate Term Municipal
   Income Fund.................    19,249     1,080         0    1,064     10,487        0     17,113
 Florida Insured Tax Free
   Income Fund.................    15,409     1,105         0      496      6,656        0     12,280
 New York Tax Free Income
   Fund........................     7,188     1,096         0      158      2,682        0      4,783
                                 --------   -------    ------   ------    -------   ------   --------
     Trust Total...............  $134,005   $11,353    $4,074   $6,216    $65,455   $7,077   $107,874
                                 ========   =======    ======   ======    =======   ======   ========


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                TRUSTEE
                                      -------------------------------------------------------------------------------------------
FUND NAME                             BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                             --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Insured Tax Free Income Fund.........   1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund..........   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Fund...   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund..............   1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund.............................   1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund.............................   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund......   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998

                         INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties or by reason of reckless disregard of its obligations and duties under the agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal year ended September 1999, the period ended September 30, 1998 and the fiscal year ended December 31, 1997, the Adviser received approximately $6,729,700, $5,135,400 and $6,799,900, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Advisory Corp. received approximately $310,000, $278,100 and $233,500, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Van Kampen Investments received approximately $26,600, $18,400 and $28,300, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 1999........................   $  876,462       $ 95,359
Fiscal Period Ended September 30, 1998......................   $  836,106       $ 99,052
Fiscal Year Ended December 31, 1997.........................   $1,239,728       $259,984


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             --------------------------------------------
                                                                                            REALLOWED TO
                                                                               AS % OF       DEALERS AS
                                                                AS % OF       NET AMOUNT       A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED    OFFERING PRICE
                    ------------------                       --------------   ----------   --------------
Less than $100,000.........................................      4.75%          4.99%          4.25%
$100,000 but less than $250,000............................      3.75%          3.90%          3.25%
$250,000 but less than $500,000............................      2.75%          2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%          2.04%          1.75%
$1,000,000 or more.........................................          *              *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.



     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited by law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.



     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1999, there were $581,413 and $16,291 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.02% and 0.20% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charge.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $3,011,673 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Class B Share Plans were $673,532 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $503,849 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $169,683 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $78,779 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments:

$37,082 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $41,697 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 1999......................  $ 93,664       --         --
  Fiscal period ended September 30, 1998....................  $ 90,152       --         --
  Fiscal year ended December 31, 1997.......................  $211,776       $0         $0
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...........         0       --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................         0       --         --



     During the fiscal year ended September 30, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.



                              SHAREHOLDER SERVICES



     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."


INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the

Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemption out of that Fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



     This policy change does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when: (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.



     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and gains or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and at least 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income and net tax-exempt interest necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally taxable income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES



     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING



     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends.



GENERAL





     The federal, income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 1999 was -8.35%; (ii) the five-year period ended September 30, 1999 was 4.68% and (iii) the ten-year period ended September 30, 1999 was 6.13%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1999 was 4.41%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 4.68%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 1999 was 7.31%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 212.38%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 227.90%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 1999 was -8.22%; (ii) the five-year period ended September 30, 1999 was 4.66% and (iii) the approximately six-year, five month period from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 1999 was 3.93%.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1999 was 3.85%. The Fund's current distribution rate with respect to the Class B Shares for the month ending

September 30, 1999 was 4.12%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 1999 was 6.44%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from the commencement of distribution for Class B Shares of the Fund to September 30, 1999 was 28.07%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from the commencement of distribution for Class B Shares of the Fund to September 30, 1999 was 28.07%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 1999 was -5.45%; (ii) the five-year period ended September 30, 1999 was 4.90% and (iii) the approximately six-year, one month period from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) to September 30, 1999 was 3.47%.



     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1999 was 3.83%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 4.12%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 1999 was 6.44%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from the commencement of distribution for Class C Shares of the Fund to September 30, 1999 was 23.28%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from the commencement of distribution for Class C Shares of the Fund to September 30, 1999 was 23.28%.



     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION


CUSTODY OF ASSETS



     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.



SHAREHOLDER REPORTS



     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



INDEPENDENT ACCOUNTANTS



     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.



LEGAL COUNSEL



     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Insured Tax Free Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP SIG
Chicago, Illinois
November 5, 1999

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.7%
          ALABAMA 2.5%
$ 2,250   Alabama St Brd Edl Rev Shelton St
          Cmnty College (MBIA Insd)...........   6.000%     10/01/14    $    2,336,490
  1,955   Alabama Wtr Pollutn Ctl Auth
          Revolving Fund Ln Ser A (AMBAC
          Insd)...............................   6.750      08/15/17         2,102,993
  1,900   Birmingham-Carraway, AL Methodist
          Hlth Sys Ser A (Connie Lee Insd)....   5.875      08/15/25         1,870,056
  6,000   Jefferson Cnty, AL Swr Rev Cap Impt
          Ser A (FGIC Insd)...................   5.000      02/01/33         5,173,380
  2,000   Lauderdale Cnty & Florence AL
          Hlthcare Auth Rev Eliza Coffee Mem
          Hosp Rfdg (MBIA Insd)...............   5.750      07/01/19         2,116,000
  5,000   Montgomery, AL BMC Spl Care Fac Fin
          Auth Rev Baptist Hlth Ser B (MBIA
          Insd)...............................   5.000      11/15/29         4,303,650
  5,500   Morgan Cnty Decatur, AL Hlthcare
          Auth Hosp Rev Decatur Genl Hosp Rfdg
          (Connie Lee Insd)...................   6.250      03/01/13         5,785,450
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr
          Rev (FSA Insd)......................   6.500      04/01/16         2,552,448
  3,000   Orange Beach, AL Wtr Swr & Fire
          Protection Auth Rev (FSA Insd)......   5.000      05/15/23         2,666,760
  1,400   West Morgan East Lawrence Wtr Auth
          AL Wtr Rev (FGIC Insd)..............   5.625      08/15/21         1,375,710
  1,000   West Morgan East Lawrence Wtr Auth
          AL Wtr Rev (FGIC Insd)..............   5.625      08/15/25           975,970
                                                                        --------------
                                                                            31,258,907
                                                                        --------------
          ALASKA  0.4%
  5,000   Alaska St Hsg Fin Corp Genl Mtg Ser
          A (MBIA Insd).......................   6.000      06/01/49         4,860,200
                                                                        --------------
          ARIZONA  1.6%
 11,000   Arizona St Ctfs Partn Ser B Rfdg
          (AMBAC Insd)........................   6.250      09/01/10        11,629,970
  2,250   Mesa, AZ Indl Dev Auth Rev Discovery
          Hlth Sys Ser A (MBIA Insd)..........   5.625      01/01/29         2,183,850
  1,945   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson
          Ser A Rfdg (FSA Insd)...............   7.250      07/15/10         2,101,475

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$ 1,875   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)........................   6.000%     09/01/12    $    1,932,112
  1,750   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)........................   6.125      09/01/17         1,774,553
                                                                        --------------
                                                                            19,621,960
                                                                        --------------
          CALIFORNIA  15.6%
  4,060   Alameda Corridor Tran Auth CA Rev
          Cap Apprec Ser 1999 A (MBIA Insd)...  *           10/01/33           550,414
  9,605   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impts Proj Ser C
          (FSA Insd)..........................  *           09/01/36         1,088,823
  4,290   Antioch Area, CA Pub Fac Fin Agy
          Cmnty Fac Dist No 1989 (FGIC
          Insd)...............................   5.300      08/01/15         4,242,124
  2,835   Bay Area Govt Assn CA Rev Tax Alloc
          CA Redev Agy Pool Rev Ser A (FSA
          Insd)...............................   6.000      12/15/14         2,956,650
  5,000   Beverly Hills, CA Pub Fin Auth Lease
          Rev Ser A (MBIA Insd)...............   5.650      06/01/15         5,057,400
  3,345   California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd).......   8.100      03/01/18         3,406,280
  9,000   California St (MBIA Insd)...........   5.000      08/01/24         8,107,110
 10,000   California St Pub Wks Brd Lease Rev
          Dept of Corrections CA St Prison D
          Susanville (MBIA Insd)..............   5.375      06/01/18         9,780,300
 16,770   Capistrano, CA Uni Pub Fin Auth Spl
          Tax Rev First Lien Ser A Rfdg (AMBAC
          Insd)...............................   5.700      09/01/16        17,039,662
  2,830   Carlsbad, CA Uni Sch Dist (FGIC
          Insd) (a)...........................  *           05/01/22           761,921
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)...............................   6.200      09/01/18         3,177,660
    220   Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3 (BIGI
          Insd)...............................   8.000      07/01/18           224,334
    805   Corona Norco, CA Uni Sch Dist Lease
          Rev Partn Insd Land Acquis Ser A
          (FSA Insd)..........................   6.000      04/15/19           820,867
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs
          Partn Fac Refin (FGIC Insd).........   6.300      09/01/12         1,307,737
    425   Earlimart, CA Elem Sch Dist Ser 1
          (AMBAC Insd)........................   6.700      08/01/21           483,561

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,675   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev Cap Apprec Cent for the Arts
          Rfdg (AMBAC Insd)...................  *           09/01/17    $    1,880,922
  1,500   Folsom, CA Pub Fin Auth 1998 Wtr
          Proj (FGIC Insd)....................   4.875%     11/01/18         1,357,905
  7,440   Foothill/Eastern Tran Corridor Agy
          CA Toll Rd Rev (MBIA Insd)..........   5.125      01/15/19         6,951,043
    245   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.750      08/01/14           256,336
  2,725   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................  *           08/01/18           925,683
    240   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.750      08/01/18           247,390
    265   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.750      08/01/19           272,107
    370   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      02/01/21           380,749
    320   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      08/01/22           328,790
    475   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      02/01/23           487,559
    370   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)..................   5.800      02/01/24           379,487
  6,500   Grossmont, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)..............  *           11/15/21         1,490,905
  1,000   Intermodal Container Transfer Ser A
          Rfdg (AMBAC Insd)...................   5.000      11/01/08         1,014,510
  1,380   Intermodal Container Transfer Ser A
          Rfdg (AMBAC Insd)...................   5.000      11/01/09         1,390,805
  3,500   Los Angeles Cnty, CA Cap Asset Lease
          Corp Leasehold Rev Rfdg (AMBAC
          Insd)...............................   6.000      12/01/16         3,637,235
  8,000   Los Angeles Cnty, CA Metro Tran Prop
          A Second Tier Rfdg (MBIA Insd)......   6.000      07/01/21         8,782,560
  3,000   Los Angeles, CA Cmnty Redev Agy Tax
          Alloc Bunker Hill Ser H Rfdg (FSA
          Insd)...............................   6.500      12/01/14         3,254,460

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,420   Manteca, CA Redev Agy Tax Alloc
          Redev Proj No 1 Ser A Rfdg (MBIA
          Insd)...............................   6.700%     10/01/21    $    5,785,471
  1,290   Martinez, CA Uni Sch Dist Gtd Ctfs
          Elig Rfdg (FSA Insd)................   6.000      08/01/09         1,338,259
  2,745   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)...........  *           09/01/20           773,870
  2,880   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)...........  *           09/01/21           760,982
  2,260   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)...........  *           09/01/29           363,159
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev
          Ser F Rfdg (AMBAC Insd).............   6.000      07/01/20         2,036,220
 13,610   Norco, CA Redev Agy Tax Alloc Norco
          Redev Proj Area No 1 Rfdg (MBIA
          Insd)...............................   6.250      03/01/19        14,286,553
  1,500   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd).......   6.000      09/01/19         1,516,935
  2,860   Orange Cnty, CA Ctfs Partn Juvenile
          Justice Cent Fac Rfdg (AMBAC
          Insd)...............................   6.000      06/01/17         2,958,927
  1,130   Palmdale, CA Civic Auth Rev Merged
          Redev Proj Areas Ser A (MBIA
          Insd)...............................   6.000      09/01/15         1,170,307
  2,160   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/11         2,319,365
  2,295   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/12         2,446,332
  2,435   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/13         2,595,564
  2,585   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/14         2,755,455
  2,750   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd).........................   6.250      08/01/15         2,931,335
  2,000   Perris, CA Pub Fin Auth Loc Agy Rev
          Parity Ser F (FSA Insd).............   5.850      09/01/24         2,022,720
  1,400   Reedley, CA Pub Fin Auth Lease Rev
          Wastewtr Treatment Plant Proj (AMBAC
          Insd)...............................   6.050      05/01/15         1,436,162

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   600   Roseville, CA City Sch Dist Ctfs
          Partn Fin Proj (FSA Insd)...........   4.875%     09/01/23    $      529,008
  3,900   Sacramento, CA Muni Util Dist Elec
          Rev Ser A Rfdg (MBIA Insd)..........   5.750      08/15/13         3,949,569
 13,800   San Bernardino Cnty, CA Ctfs Partn
          Ser B (Embedded Swap) (MBIA Insd)...   6.900      07/01/16        13,794,480
  8,535   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev (MBIA Insd).........  *           01/15/34         1,129,693
 15,000   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev (MBIA Insd).........  *           01/15/35         1,871,100
  1,000   San Jose, CA Fin Auth Rev Convention
          Cent Proj Ser C Rfdg (FSA Insd).....   6.300      09/01/09         1,058,610
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist
          Rfdg & Impt (AMBAC Insd)............   6.200      07/02/09         1,063,370
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg
          (FGIC Insd).........................   6.200      09/01/09         2,120,900
  1,635   Saratoga, CA Union Sch Dist Cap
          Apprec Ser B (MBIA Insd)............  *           03/01/24           390,111
  2,510   Solano Cnty, CA Ctfs Partn Solano
          Park Hosp Proj (FSA Insd)...........   5.750      08/01/14         2,699,379
 12,600   Southern CA Pub Pwr Auth
          Transmission Proj Rev (FSA Insd)
          (b).................................   6.000      07/01/12        13,243,860
  3,370   Stockton, CA Pub Fin Auth Rev Ser A
          Rfdg (FSA Insd).....................   5.875      09/02/16         3,448,656
  2,500   Temecula Vly, CA Uni Sch Dist Ctfs
          Partn Rfdg (FSA Insd)...............   6.000      09/01/25         2,528,225
  1,000   Temecula Vly, CA Uni Sch Dist Ser B
          Rfdg (FGIC Insd)....................   6.000      09/01/12         1,039,780
  2,460   Torrance, CA Hosp Rev Torrance Mem
          Hosp Rfdg (MBIA Insd)...............   6.750      01/01/12         2,475,375
  3,845   Vista, CA Uni Sch Dist Ctfs Partn
          Ser A Rfdg (FSA Insd)...............  *           11/01/17         1,325,064
  2,000   William S Hart CA Jt Sch Fin Auth
          Spl Tax Rev Cmnty Fac Rfdg (FSA
          Insd)...............................   6.500      09/01/14         2,179,160
                                                                        --------------
                                                                           194,387,245
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          COLORADO  2.8%
$ 2,365   Arvada, CO Sales & Use Tax Rev (FGIC
          Insd)...............................   4.750%     12/01/18    $    2,078,528
 17,750   Denver, CO City & Cnty Arpt Rev Ser
          A (MBIA Insd).......................   5.700      11/15/25        17,452,687
  3,625   Denver, CO City & Cnty Arpt Rev Ser
          B (FSA Insd)........................   5.000      11/15/25         3,208,197
  5,500   Denver, CO City & Cnty Arpt Rev Ser
          D Rfdg (MBIA Insd)..................   5.500      11/15/25         5,282,585
     10   Jefferson Cnty, CO Single Family Mtg
          Rev Ser A Rfdg (MBIA Insd)..........   8.875      10/01/13            10,463
  1,000   Metropolitan Football Stadium Dist
          CO Sales Tax Rev Ser B (MBIA
          Insd)...............................  *           01/01/06           734,330
  2,050   Thornton, CO Rfdg (FGIC Insd).......  *           12/01/11         1,070,592
  1,100   Thornton, CO Rfdg (FGIC Insd).......  *           12/01/15           440,539
  1,000   Westminster, CO Ctfs Partn (MBIA
          Insd)...............................   5.500      09/01/15           992,100
  1,000   Westminster, CO Ctfs Partn (MBIA
          Insd)...............................   5.625      09/01/19           982,330
  2,000   Westminster, CO Wtr & Wastewtr Util
          Enterprise Rev (AMBAC Insd).........   6.250      12/01/14         2,123,220
                                                                        --------------
                                                                            34,375,571
                                                                        --------------
          DISTRICT OF COLUMBIA  0.4%
  4,000   District of Columbia Rev Catholic
          Univ Amer Proj (AMBAC Insd).........   5.625      10/01/29         3,848,840
  1,315   District of Columbia Rev Gonzaga
          College High Sch (FSA Insd).........   5.375      07/01/19         1,241,544
    600   District of Columbia Rev Gonzaga
          College High Sch (FSA Insd).........   5.375      07/01/29           556,410
                                                                        --------------
                                                                             5,646,794
                                                                        --------------
          FLORIDA  5.6%
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd) (b).....................   8.000      10/01/03         1,140,340
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000      10/01/04           795,280
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000      10/01/05         1,382,630
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000      10/01/06         1,516,485

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd).........................   8.000%     10/01/07    $    1,655,912
  2,095   Dade Cnty, FL Util Pub Impt Rfdg
          (FGIC Insd) (b).....................  12.000      10/01/04         2,775,854
    140   Duval Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser C (FGIC Insd)....   7.650      09/01/10           145,568
    575   Duval Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser C (FGIC Insd)....   7.700      09/01/24           597,546
  2,000   Florida St Brd of Edl Cap Outlay Pub
          Edl Ser B Rfdg (MBIA Insd)..........   4.500      06/01/24         1,621,660
  1,410   Florida St Dept Corrections Ctfs
          Partn Okeechobee Correctional (AMBAC
          Insd)...............................   6.250      03/01/15         1,483,715
  2,000   Indian River Cnty, FL Hosp Rev Rfdg
          (FSA Insd)..........................   6.100      10/01/18         2,026,920
  1,000   Key West, FL Util Brd Elec Rev Ser D
          (AMBAC Insd)........................  *           10/01/13           462,080
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev
          (Inverse Fltg) (MBIA Insd)..........   9.671      04/01/20         4,405,000
 10,000   Miami Dade Cnty, FL Solid Waste Sys
          Rev (AMBAC Insd)....................   4.750      10/01/18         8,732,700
 10,020   Miami Dade Cnty, FL Spl Oblig Ser B
          (MBIA Insd).........................   5.000      10/01/37         8,692,951
  1,500   Miami Dade Cnty, FL Wtr & Swr Rev
          Ser A (FGIC Insd)...................   5.000      10/01/29         1,325,490
  6,000   Orange Cnty, FL Hlth Fac Auth Rev
          (Inverse Fltg) (MBIA Insd)..........   8.746      10/29/21         6,705,000
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs
          Partn Ser A (Prerefunded @ 08/01/04)
          (AMBAC Insd)........................   6.375      08/01/15         2,181,240
  3,725   Santa Rosa Bay Brdg Auth FL Rev Cap
          Apprec (MBIA Insd)..................  *           07/01/18         1,256,480
  5,500   Tallahassee, FL Energy Sys Rev Ser B
          (FSA Insd)..........................   5.000      10/01/28         4,868,325

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$10,000   Tallahassee, FL Hlth Fac Rev
          Tallahassee Mem Regl Med Ser A Rfdg
          (MBIA Insd) (b).....................   6.625%     12/01/13    $   10,882,000
  5,235   Volusia Cnty, FL Edl Fac Auth Rev
          Edl Facs Embry Riddle Ser B Rfdg
          (AMBAC Insd)........................   5.250      10/15/19         4,946,604
                                                                        --------------
                                                                            69,599,780
                                                                        --------------
          GEORGIA  3.0%
  1,750   Atlanta, GA Ctfs Partn Atlanta
          Pretrial Detention Cent (MBIA
          Insd)...............................   6.250      12/01/17         1,880,410
  6,500   Georgia Muni Elec Auth Pwr Rev Genl
          Ser B (BIGI Insd)...................  *           01/01/07         4,533,555
  4,750   Georgia Muni Elec Auth Pwr Rev Genl
          Ser B (BIGI Insd)...................  *           01/01/08         3,127,115
 15,550   Georgia Muni Elec Auth Pwr Rev Ser Y
          (AMBAC Insd) (b)....................   6.400      01/01/13        17,014,499
 10,000   Georgia Muni Elec Auth Pwr Rev Ser Y
          (MBIA Insd) (b).....................   6.500      01/01/17        11,039,100
                                                                        --------------
                                                                            37,594,679
                                                                        --------------
          HAWAII  1.8%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg
          (MBIA Insd) (b).....................   6.400      07/01/08        13,756,788
 10,250   Honolulu, HI City & Cnty Wastewtr
          Sys Rev (FGIC Insd).................   4.500      07/01/28         8,148,955
                                                                        --------------
                                                                            21,905,743
                                                                        --------------
          ILLINOIS  20.3%
  1,000   Berwyn, IL (MBIA Insd)..............   7.000      11/15/10         1,050,130
  2,215   Bolingbrook, IL Cap Apprec Ser C
          Rfdg (MBIA Insd)....................  *           01/01/19           719,033
  2,595   Bolingbrook, IL Cap Apprec Ser C
          Rfdg (MBIA Insd)....................  *           01/01/20           793,006
  1,700   Champaign Cnty, IL Cmnty Unit Ser C
          (FGIC Insd).........................  *           01/01/14           739,143
  1,695   Champaign Cnty, IL Cmnty Unit Ser C
          (FGIC Insd).........................  *           01/01/15           690,001
  5,000   Chicago, IL (FGIC Insd).............   5.500      01/01/21         4,791,150

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$10,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform B 1 (FGIC Insd)..............  *           12/01/27    $    1,838,300
  8,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd)............  *           12/01/29         1,302,480
 10,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd)............  *           12/01/30         1,532,100
  1,400   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd).................   5.750%     12/01/20         1,387,190
 16,000   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd).................   5.750      12/01/27        15,681,600
 25,725   Chicago, IL Brd of Ed Chicago Sch
          Reform (Prerefunded @ 12/01/06)
          (MBIA Insd).........................   6.000      12/01/26        28,066,232
  2,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd).....................  *           01/01/25         1,338,000
  2,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd).....................  *           01/01/29         1,326,540
 25,050   Chicago, IL Proj Rfdg (FGIC Insd)...   5.250      01/01/28        22,646,953
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev
          Chicago Transit Auth (AMBAC Insd)...   6.600      01/01/15         2,917,962
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)...................  *           01/01/06         2,564,830
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)...................  *           01/01/07         2,162,570
  3,150   Chicago, IL Skyway Toll Brdg Rev
          (MBIA Insd).........................   5.500      01/01/23         3,004,754
  2,000   Chicago, IL Wastewtr Transmission
          Rev (FGIC Insd).....................   5.125      01/01/25         1,779,620
  7,000   Cook Cnty, IL Cap Impt Ser A (FGIC
          Insd)...............................   5.000      11/15/28         6,084,680
  1,000   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)
          (b).................................   8.400      01/01/01         1,050,340
  5,550   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750      01/01/03         6,252,131
  8,460   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750      01/01/04         9,783,482

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,460   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750%     01/01/05    $    2,907,400
  3,500   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd)...............................   8.750      01/01/07         4,294,570
  1,280   Cook Cnty, IL Cmnty High Sch Dist No
          233 Homewood & Flossmor (AMBAC
          Insd)...............................  *           12/01/05           948,096
  8,280   Cook Cnty, IL Cnty Juvenile
          Detention Ser A (AMBAC Insd)........  *           11/01/08         5,216,566
  1,505   Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd)....................   8.200      12/01/14         1,913,984
  1,775   Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd)....................   8.100      12/01/16         2,270,562
    850   Evanston, IL Residential Mtg Rev
          (AMBAC Insd)........................   6.375      01/01/09           875,279
  1,380   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.500      12/01/09         1,424,933
  1,455   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.500      12/01/10         1,493,383
  1,800   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.350      12/01/14         1,760,202
  1,900   Grundy Cnty, IL Sch Dist No 054
          Morris Ser A (AMBAC Insd)...........   5.400      12/01/15         1,854,837
 10,000   Illinois Dev Fin Auth Pollutn Ctl
          Rev Comwlth Edison Co Proj Ser D
          Rfdg (AMBAC Insd) (b)...............   6.750      03/01/15        10,907,000
 35,000   Illinois Dev Fin Auth Pollutn Ctl
          Rev IL Pwr Co Proj Ser A First Mtg
          Rfdg (MBIA Insd) (b)................   7.400      12/01/24        39,565,400
  2,000   Illinois Dev Fin Auth Rev Sch Dist
          Pgm Rockford Sch 205 (FSA Insd).....   6.650      02/01/11         2,234,760
  5,025   Illinois Dev Fin Auth Rev Sch Dist
          Pgm Rockford Sch 205 Rfdg (FSA
          Insd)...............................   6.650      02/01/12         5,446,698
  5,000   Illinois Hlth Fac Auth Rev
          Children's Mem Hosp Ser A (AMBAC
          Insd)...............................   5.625      08/15/19         4,842,800
  5,000   Illinois Hlth Fac Auth Rev
          Children's Mem Hosp Ser A (AMBAC
          Insd)...............................   5.750      08/15/25         4,858,750

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$   924   Illinois Hlth Fac Auth Rev Cmnty
          Prov Pooled Pgm Ser B (MBIA Insd)...   7.900%     08/15/03    $      927,021
    220   Illinois Hlth Fac Auth Rev Cmnty
          Prov Pooled Pgm Ser B Rfdg (MBIA
          Insd)...............................   7.900      08/15/03           241,912
  5,000   Illinois Hlth Fac Auth Rev Hosp
          Sisters Svcs (Inverse Fltg) (MBIA
          Insd)...............................   9.617      06/19/15         5,625,000
  5,000   Illinois Hlth Fac Auth Rev Methodist
          Hlth Proj (Inverse Fltg)
          (Prerefunded @ 05/08/01) (AMBAC
          Insd)...............................   9.882      05/18/21         5,568,750
  3,400   Illinois Hlth Fac Auth Rev Rush
          Presbyterian Saint Luke Hosp
          (Inverse Fltg) (Prerefunded @
          11/01/01) (MBIA Insd)...............   9.767      10/01/24         3,837,750
  3,000   Illinois Hlth Fac Auth Rev Sarah
          Bush Lincoln Hlth Rfdg (AMBAC
          Insd)...............................   6.000      01/01/27         2,977,770
  1,250   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)...............................   5.375      12/15/18         1,193,700
  3,000   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)...............................   5.500      12/15/24         2,852,700
  4,000   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)...............................   5.250      12/15/28         3,631,880
  6,110   Rosemont, IL Tax Increment 3 (FGIC
          Insd)...............................  *           12/01/06         4,285,187
  3,000   Rosemont, IL Tax Increment 3 (FGIC
          Insd)...............................  *           12/01/07         1,986,540
  1,185   Saint Clair Cnty, IL Ctfs Partn
          (MBIA Insd).........................   8.000      12/01/04         1,365,736
  1,285   Saint Clair Cnty, IL Ctfs Partn
          (MBIA Insd).........................   8.000      12/01/05         1,503,322
  4,000   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/19         1,260,400
  2,000   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/20           592,800
  2,500   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/23           614,300
  2,000   Southern Illinois Univ Rev Cap
          Apprec Hsg & Aux Ser A (MBIA
          Insd)...............................  *           04/01/26           406,840

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,500   Will Cnty, IL Cmnty Unit Sch Dist No
          201 Ser C (FSA Insd)................  *           10/01/13    $      683,745
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No
          201 Ser C (FSA Insd)................  *           10/01/14           425,960
                                                                        --------------
                                                                           252,298,760
                                                                        --------------
          INDIANA  0.7%
  2,000   Indiana Bond Bank Spl Pgm Ser A
          (AMBAC Insd)........................   9.750%     08/01/09         2,528,600
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Cmnty Hosps Proj Rfdg & Impt (MBIA
          Insd)...............................   6.400      05/01/12         5,272,800
  1,000   Marion Cnty, IN Convention & Rectl
          Fac Auth Excise Tax Rev Lease Rental
          Ser A (AMBAC Insd)..................   7.000      06/01/21         1,057,330
                                                                        --------------
                                                                             8,858,730
                                                                        --------------
          KANSAS  2.0%
 18,750   Burlington, KS Pollutn Ctl Rev KS
          Gas & Elec Co Proj Rfdg (MBIA
          Insd) (b)...........................   7.000      06/01/31        19,793,625
  1,400   Kansas St Dev Fin Auth Rev Ltd Tax
          Dept Comm Hsg Rfdg (FSA Insd).......   4.000      06/01/06         1,330,126
  1,000   Kansas St Dev Fin Auth Rev Ltd Tax
          Dept Comm Hsg Rfdg (FSA Insd).......   4.200      06/01/07           953,600
  2,880   Saline Cnty, KS Uni Sch Dist No 305
          Salina (FSA Insd)...................   4.250      09/01/08         2,719,037
                                                                        --------------
                                                                            24,796,388
                                                                        --------------
          KENTUCKY  0.0%
     20   Kentucky Cntys Single Family Mtg
          Presbyterian Homes Ser A Rfdg (MBIA
          Insd)...............................   8.625      09/01/15            20,041
                                                                        --------------
          LOUISIANA  1.8%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs
          Dist Hosp Rev Lake Charles Mem Hosp
          Proj Ser A (Connie Lee Insd)........   6.375      12/01/12         4,436,744
  5,530   Calcasieu Parish, LA Mem Hosp Svcs
          Dist Hosp Rev Lake Charles Mem Hosp
          Proj Ser A (Connie Lee Insd)........   6.500      12/01/18         6,044,732
    310   Louisiana Pub Fac Auth Rev Med Cent
          LA at New Orleans Proj (Connie Lee
          Insd)...............................   6.250      10/15/10           322,394

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          LOUISIANA (CONTINUED)
$ 5,000   Louisiana Pub Fac Auth Rev Tulane
          Univ of LA (AMBAC Insd).............   6.050%     10/01/25    $    5,067,450
 10,000   New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA
          Insd)...............................  *           09/15/16         1,592,000
  5,000   Rapides Parish, LA Indl Dev Brd Inc
          Pollutn Ctl Rev (AMBAC Insd)........   5.875      09/01/29         4,978,750
                                                                        --------------
                                                                            22,442,070
                                                                        --------------
          MAINE  0.2%
     35   Maine Hlth & Higher Edl Fac Auth Rev
          Ser B (FSA Insd)....................   7.100      07/01/14            39,414
  1,715   Maine Hlth & Higher Edl Fac Auth Rev
          Ser B (Prerefunded @ 07/01/04) (FSA
          Insd)...............................   7.100      07/01/14         1,927,317
                                                                        --------------
                                                                             1,966,731
                                                                        --------------
          MASSACHUSETTS  1.2%
  1,700   Massachusetts St Hlth & Edl Fac Auth
          Rev Mt Auburn Hosp Ser B1 (MBIA
          Insd)...............................   6.250      08/15/14         1,803,462
 14,100   Massachusetts St Wtr Res Auth
          Houston Ind Inc Proj Ser A (FSA
          Insd)...............................   4.750      08/01/37        11,367,561
  2,250   Massachusetts St Wtr Res Auth Genl
          Ser A (Prerefunded @ 11/01/06) (FGIC
          Insd)...............................   5.500      11/01/21         2,374,200
                                                                        --------------
                                                                            15,545,223
                                                                        --------------
          MICHIGAN  3.6%
  2,325   Bay City, MI (AMBAC Insd)...........  *           06/01/15           957,877
  1,000   Bay City, MI (AMBAC Insd)...........  *           06/01/16           386,180
  3,750   Big Rapids, MI Pub Schs Dist Rfdg
          (FSA Insd)..........................   4.750      05/01/25         3,155,737
  3,250   Central MI Univ Rev (FGIC Insd).....   5.625      10/01/22         3,447,405
  1,100   Central MI Univ Rev (FGIC Insd).....   5.500      10/01/26         1,158,223
  9,270   Detroit, MI City Sch Dist Ser B
          (FGIC Insd).........................   5.000      05/01/21         8,305,364
 11,100   Detroit, MI City Sch Dist Ser B
          (FGIC Insd).........................   4.750      05/01/28         9,246,633
  3,000   Hazel Park, MI Bldg Auth Ice Arena
          (AMBAC Insd)........................   4.700      04/01/24         2,515,830
 21,000   Livonia, MI Pub Sch Dist Ser II
          (FGIC Insd).........................  *           05/01/21         5,415,480
  5,000   Michigan St Hosp Fin Auth Rev Hosp
          Sparrow Oblig Group (MBIA Insd).....   6.000      11/15/36         4,995,900

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 2,000   Michigan St Hsg Dev Auth Rental Hsg
          Rev Ser B (AMBAC Insd)..............   4.850%     04/01/04    $    1,998,400
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap
          Apprec (Prerefunded @ 05/01/07)
          (MBIA Insd).........................  *           05/01/17         1,731,900
  2,500   Plymouth Canton, MI Cmnty Sch Dist
          (FSA Insd)..........................   4.750      05/01/23         2,123,550
                                                                        --------------
                                                                            45,438,479
                                                                        --------------
          MINNESOTA  0.6%
  1,000   Brainerd, MN Rev Evangelical
          Lutheran Ser B Rfdg (FSA Insd)......   6.650      03/01/17         1,060,960
  5,600   Minneapolis-St Paul, MN Hsg & Redev
          Auth Hlthcare Sys Rev Hlth One Ser A
          (MBIA Insd).........................   7.400      08/15/11         5,881,176
                                                                        --------------
                                                                             6,942,136
                                                                        --------------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist
          Rev Wastewtr Treatment Fac Ser A
          Rfdg (FGIC Insd)....................   8.500      02/01/13         1,287,980
                                                                        --------------
          MISSOURI  0.5%
    640   Green Cnty, MO Single Family Mtg Rev
          (AMBAC Insd)........................  *           12/01/16           118,663
  4,585   Missouri St Hlth & Edl Fac Auth
          (MBIA Insd).........................   6.250      06/01/16         4,698,937
    125   Saint Louis Cnty, MO Single Family
          Mtg Rev (AMBAC Insd)................   9.250      10/01/16           127,606
  1,000   St Louis, MO Pub Safety (FGIC
          Insd)...............................   5.000      02/15/15           949,000
                                                                        --------------
                                                                             5,894,206
                                                                        --------------
          NEBRASKA  0.2%
  2,250   American Pub Energy Agy NE Gas Sup
          Rev NE Pub Gas Agy Proj Ser A (AMBAC
          Insd)...............................   4.375      06/01/10         2,084,490
                                                                        --------------
          NEVADA  0.8%
  1,000   Carson City, NV Hosp Rev Ser B
          (AMBAC Insd)........................   5.400      03/01/17           951,300
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr
          Co Proj Ser C Rfdg (AMBAC Insd).....   7.200      10/01/22         2,171,240
  1,675   Clark Cnty, NV Pub Fac Ser C (FGIC
          Insd)...............................   5.000      06/01/24         1,483,196

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEVADA (CONTINUED)
$ 1,310   Las Vegas, NV Loc Impt Spl Impt Dist
          No 404 Rfdg (FSA Insd)..............   4.400%     11/01/08    $    1,226,068
  1,105   Las Vegas, NV Loc Impt Spl Impt Dist
          No 404 Rfdg (FSA Insd)..............   4.500      11/01/09         1,027,164
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA
          Insd)...............................  *           07/01/07         2,521,379
                                                                        --------------
                                                                             9,380,347
                                                                        --------------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev (AMBAC Insd)...............   6.000      10/01/26         5,015,500
  2,500   New Hampshire St Tpk Sys Rev Rfdg
          (Inverse Fltg) (FGIC Insd)..........   9.475      11/01/17         2,990,625
                                                                        --------------
                                                                             8,006,125
                                                                        --------------
          NEW JERSEY  0.9%
  5,500   Howell Twp, NJ Rfdg (FGIC Insd).....   6.800      01/01/14         5,850,625
  3,625   Morristown, NJ Rfdg (FSA Insd)......   6.400      08/01/14         3,923,011
  1,000   New Jersey Econ Dev Auth Rev Trans
          Proj Sublease Ser A (FSA Insd)......   5.125      05/01/10         1,003,200
                                                                        --------------
                                                                            10,776,836
                                                                        --------------
          NEW YORK  7.7%
    625   Erie Cnty, NY Pub Impt Ser A ( FGIC
          Insd)...............................   4.800      10/01/07           620,900
  8,000   Metropolitan Tran Auth NY Commuter
          Fac Rev Ser A (MBIA Insd)...........   5.625      07/01/27         7,823,360
 10,000   Metropolitan Tran Auth NY Tran Fac
          Ser C (FSA Insd)....................   4.750      07/01/16         8,849,100
  4,350   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd)...............................   6.375      11/15/14         4,662,243
  5,000   New York City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev (FSA Insd)............  *           06/15/14         2,209,550
  8,000   New York City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev (MBIA Insd)...........   4.750      06/15/25         6,757,120
     50   New York City Ser C Subser C1 (FSA
          Insd)...............................   6.250      08/01/09            53,018
  2,090   New York City Ser G (MBIA Insd).....   5.750      02/01/14         2,116,710
 18,000   New York City Ser G (FGIC Insd).....   5.750      02/01/14        18,230,040
  9,845   New York City Ser I (MBIA Insd).....   4.750      04/15/17         8,573,912

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 6,750   New York City Tran Auth Met Ser A
          (AMBAC Insd)........................   5.250%     01/01/29    $    6,207,300
  3,000   New York St Dorm Auth Lease Rev Muni
          Hlth Fac Impt Pgm Ser A (FSA
          Insd)...............................   5.500      05/15/25         2,882,400
  7,425   New York St Dorm Auth Lease Rev
          Office Fac & Audit Ctl (MBIA
          Insd)...............................   5.000      04/01/29         6,519,447
  2,775   New York St Dorm Auth Rev City Univ
          Ser C (FGIC Insd)...................   7.000      07/01/14         2,884,946
  3,000   New York St Dorm Auth Rev City Univ
          Sys Cons 3rd Genl 1 (FSA
          Insd) (a)...........................   5.500      07/01/29         2,879,010
  4,700   New York St Dorm Auth Rev Insd Pace
          Univ Rfdg (MBIA Insd)...............   5.750      07/01/26         4,645,762
     15   New York St Med Care Fac Fin Agy Rev
          (FSA Insd)..........................   6.500      08/15/15            15,992
  7,000   New York St Med Care Fac Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd) (b)..........   6.750      08/15/14         7,820,470
  1,500   New York St Urban Dev Corp Rev
          Correctional Fac Rfdg (AMBAC
          Insd)...............................   5.250      01/01/18         1,411,740
  1,000   Niagara, NY Frontier Tran Auth Arpt
          Rev (MBIA Insd).....................   5.500      04/01/19           966,930
                                                                        --------------
                                                                            96,129,950
                                                                        --------------
          NORTH CAROLINA  0.1%
  1,250   Franklin Cnty, NC Ctfs Partn Jail &
          Sch Projs (FGIC Insd)...............   6.625      06/01/14         1,380,788
                                                                        --------------
          NORTH DAKOTA  0.6%
  2,095   Grand Forks, ND Sales Tax Rev Aurora
          Proj Ser A (MBIA Insd)..............   5.625      12/15/29         2,015,432
  5,000   Mercer Cnty, ND Pollutn Ctl Rev
          Antelope Vly Station Rfdg (AMBAC
          Insd)...............................   7.200      06/30/13         5,822,500
                                                                        --------------
                                                                             7,837,932
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          OHIO  2.2%
$ 5,000   Clermont Cnty, OH Hosp Fac Rev Muni
          (Inverse Fltg) (Prerefunded @
          09/25/01) (AMBAC Insd)..............   9.441%     10/05/21    $    5,625,000
  2,010   Cleveland, OH (Prerefunded @
          11/15/04) (MBIA Insd)...............   6.500      11/15/09         2,224,829
 15,000   Hamilton Cnty, OH Sales Tax Hamilton
          Cnty Football Proj B (MBIA Insd)....   5.000      12/01/27        13,258,200
  2,750   Lorain Cnty, OH Hlth Fac Rev
          Catholic Hlthcare Partners Ser A
          (AMBAC Insd)........................   5.500      09/01/29         2,616,487
  1,500   Ohio St Air Quality Dev Auth Rev
          Pollutn Ctl Cleveland Co Proj Rfdg
          (FGIC Insd).........................   8.000      12/01/13         1,659,015
  2,500   Ohio St Air Quality Dev Auth Rev
          Pollutn Ctl OH Edison Ser A Rfdg
          (FGIC Insd).........................   7.450      03/01/16         2,581,725
                                                                        --------------
                                                                            27,965,256
                                                                        --------------
          OKLAHOMA  1.1%
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg
          & Impt (FSA Insd)...................   5.250      12/01/20         1,815,933
  3,300   McAlester, OK Pub Wks Auth Util Sys
          Rev (FSA Insd)......................   5.750      02/01/20         3,311,979
 11,000   McAlester, OK Pub Wks Auth Util Sys
          Rev (FSA Insd)......................  *           02/01/30         1,681,570
  5,660   Mustang, OK Impt Auth Util Rev (FSA
          Insd)...............................   5.800      10/01/30         5,575,892
  1,820   Oklahoma Hsg Fin Agy Single Family
          Rev Mtg Ser A (MBIA Insd)...........   7.200      03/01/11         1,880,115
                                                                        --------------
                                                                            14,265,489
                                                                        --------------
          PENNSYLVANIA  4.3%
  4,875   Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)...............................   5.625      08/15/26         4,870,759
  2,985   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC
          Insd)...............................  *           11/15/23           791,234
  5,650   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC
          Insd)...............................  *           11/15/26         1,248,142
 24,000   Dauphin Cnty, PA Genl Auth Hlth Sys
          Rev Pinnacle Hlth Sys Proj Rfdg
          (MBIA Insd).........................   5.500      05/15/27        22,619,760

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Dauphin Cnty, PA Genl Auth Hosp Rev
          Hapsco Phoenixville Hosp Proj Ser B
          (FGIC Insd).........................   6.125%     07/01/10    $    2,129,160
  1,000   Lehigh Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev PA Pwr & Lt Co Proj
          Ser A Rfdg (MBIA Insd)..............   6.400      11/01/21         1,055,670
  3,750   Montgomery Cnty, PA Indl Dev Auth
          Rev Pollutn Ctl Ser E Rfdg (MBIA
          Insd)...............................   6.700      12/01/21         3,979,687
  1,500   Philadelphia, PA (FSA Insd).........   5.000      03/15/28         1,313,955
  2,250   Philadelphia, PA Gas Wks Rev 14th
          Ser A Rfdg (FSA Insd)...............   6.375      07/01/14         2,403,022
  5,000   Philadelphia, PA Gas Wks Rev Second
          Ser (FSA Insd)......................   5.000      07/01/29         4,362,600
  2,000   Pittsburgh & Allegheny Cnty, PA Pub
          Aud Auth Excise Tax Rev (AMBAC
          Insd)...............................   5.000      02/01/19         1,792,800
  1,500   Pittsburgh & Allegheny Cnty, PA Pub
          Aud Auth Excise Tax Rev (AMBAC
          Insd)...............................   5.125      02/01/35         1,317,300
  2,500   Pittsburgh & Allegheny Cnty, PA Pub
          Aud Auth Regl Asset Dist Sales Tax
          Rev (AMBAC Insd)....................   5.000      02/01/24         2,215,500
  1,000   Sayre, PA Hlthcare Fac Auth Rev VHA
          Cap Asset Fin Pgm Ser H2 (AMBAC
          Insd)...............................   7.625      12/01/15         1,035,530
  5,000   Westmoreland Cnty, PA Muni Auth Muni
          Svc Rev (MBIA Insd).................    *         08/15/22         1,282,900
  3,000   Westmoreland Cnty, PA Ser A Rfdg
          (MBIA Insd).........................    *         12/01/19           923,070
                                                                        --------------
                                                                            53,341,089
                                                                        --------------
          RHODE ISLAND  0.2%
  2,000   Rhode Island St Hlth & Edl Bldg Corp
          Rev Higher Edl Fac Roger Williams
          (Prerefunded @ 11/15/04) (Connie Lee
          Insd)...............................   7.250      11/15/24         2,278,760
                                                                        --------------
          SOUTH CAROLINA  1.2%
     70   Charleston Cnty, SC Ctfs Partn Ser B
          (MBIA Insd).........................   6.875      06/01/14            76,557
  1,430   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA
          Insd)...............................   6.875      06/01/14         1,596,452
  2,475   Lancaster Cnty, SC Sch Dist (FSA
          Insd)...............................   4.750      03/01/16         2,198,468

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          SOUTH CAROLINA (CONTINUED)
$ 2,600   Lancaster Cnty, SC Sch Dist (FSA
          Insd)...............................   4.750%     03/01/17    $    2,286,180
  2,725   Lancaster Cnty, SC Sch Dist (FSA
          Insd)...............................   4.750      03/01/18         2,382,658
  6,500   South Carolina Tran Infrastructure
          Bk Rev (AMBAC Insd).................   5.375      10/01/24         6,158,230
                                                                        --------------
                                                                            14,698,545
                                                                        --------------
          SOUTH DAKOTA  0.9%
  1,610   South Dakota St Hlth & Edl Fac Auth
          Rev (AMBAC Insd)....................   5.250      08/01/24         1,467,515
  5,205   South Dakota St Lease Rev Trust Ctfs
          Ser A (FSA Insd)....................   6.625      09/01/12         5,838,761
  4,000   South Dakota St Lease Rev Trust Ctfs
          Ser A (FSA Insd)....................   6.700      09/01/17         4,491,000
                                                                        --------------
                                                                            11,797,276
                                                                        --------------
          TENNESSEE  0.9%
  2,000   Chattanooga-Hamilton Cnty, TN Hosp
          Auth Hosp Rev Erlanger Med Cent Ser
          B (Inverse Fltg) (Prerefunded @
          05/01/01) (FSA Insd)................   9.672      05/25/21         2,222,500
  2,000   Franklin, TN Spl Sch Dist Cap Apprec
          (FSA Insd)..........................    *         06/01/17           722,040
  2,320   Johnson City, TN Sch Sales Tax
          (Prerefunded @ 05/01/06) (AMBAC
          Insd)...............................   6.700      05/01/18         2,580,791
  6,000   Tennergy Corp, TN Gas Rev (MBIA
          Insd)...............................   4.125      06/01/09         5,480,100
                                                                        --------------
                                                                            11,005,431
                                                                        --------------
          TEXAS  4.6%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev
          High Plains Baptist Hosp (Inverse
          Fltg) (FSA Insd)....................   9.149      01/01/22         3,367,500
 12,500   Austin, TX Util Sys Rev Ser A Rfdg
          (MBIA Insd).........................    *         11/15/10         6,947,375
  1,935   Corpus Christi, TX Hsg Fin Corp
          Single Family Mtg Rev Ser A Rfdg
          (MBIA Insd).........................   7.700      07/01/11         2,061,104
  7,705   Dallas Cnty, TX Util & Reclamation
          Dist (MBIA Insd)....................    *         02/15/09         4,057,838
  8,500   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (a)....   5.875      02/15/29         8,445,855

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,750   Dallas, TX Wtrwks & Swr Sys Rev Rfdg
          (FSA Insd)..........................   5.000%     10/01/29    $    4,986,400
  1,400   El Paso, TX Hsg Fin Corp Mtg Rev
          Single Family (FGIC Insd)...........    *         11/01/16           212,464
  4,615   Harris Cnty, TX Toll Rd Tax & Sub
          Lien Ser A Rfdg (FGIC Insd).........    *         08/15/07         3,108,849
  7,510   Harris Cnty-Houston, TX Sports Auth
          Spl Rev Ser A (MBIA Insd)...........   5.000      11/15/28         6,504,636
 10,000   Lower Co Riv Auth TX Rev Ser A Rfdg
          (AMBAC Insd) (a)....................   5.500      05/15/21         9,590,700
  2,505   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd).........................    *         03/01/15         1,034,264
  1,000   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd).........................    *         03/01/16           386,760
  1,305   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd).........................    *         03/01/17           473,141
  3,600   North Cent, TX Hlth Fac Dev TX Hlth
          Res Sys Ser B (MBIA Insd)...........   5.375      02/15/26         3,319,200
  1,000   San Antonio, TX Indpt Sch Dist Pub
          Fac Corp Lease Rev (AMBAC Insd).....   5.850      10/15/10         1,049,250
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp
          Hlth Sys Rev Ser B (FGIC Insd)......   5.000      09/01/15         1,648,168
                                                                        --------------
                                                                            57,193,504
                                                                        --------------
          UTAH  2.7%
 21,000   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd)..........   5.750      07/01/19        20,912,010
    750   Provo, UT Elec Rev 1984 Ser A Rfdg
          (AMBAC Insd)........................  10.375      09/15/15         1,045,208
  7,385   Utah St Muni Fin Co-op Loc Govt Rev
          Pool Cap Salt Lake (FSA Insd).......    *         03/01/09         4,532,691
  3,115   West Jordan, UT Multi-Family Rev
          Broadmoor Vlg Apts Proj Ser A Rfdg
          (FSA Insd)..........................   6.800      01/01/15         3,256,826
  4,540   West Valley City, UT Muni Bldg Lease
          Ser A Rfdg (AMBAC Insd).............   4.750      04/15/19         3,936,679
                                                                        --------------
                                                                            33,683,414
                                                                        --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          VIRGINIA  1.6%
$ 4,000   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd)...............................   6.800%     03/01/14    $    4,348,920
  5,000   Richmond, VA (FSA Insd) (a).........   5.500      01/15/16         4,831,050
  5,000   Richmond, VA (FSA Insd) (a).........   5.500      01/15/17         4,801,200
  5,000   Richmond, VA (FSA Insd) (a).........   5.500      01/15/18         4,770,000
    750   University of VA Hosp Rev Ser C Rfdg
          (Prerefunded @ 06/01/00) (AMBAC
          Insd)...............................   9.375      06/01/07           785,123
                                                                        --------------
                                                                            19,536,293
                                                                        --------------
          WASHINGTON  1.6%
  2,995   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser C Rfdg (AMBAC Insd).............   6.000      01/01/13         3,109,858
  2,335   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser C Rfdg (AMBAC Insd).............   6.000      01/01/17         2,377,030
  1,315   Grant Cnty, WA Pub Util Dist No 2
          Wanapum Hydro Elec Rev Second Ser C
          Rfdg (AMBAC Insd)...................   6.000      01/01/13         1,365,430
  1,025   Grant Cnty, WA Pub Util Dist No 2
          Wanapum Hydro Elec Rev Second Ser C
          Rfdg (AMBAC Insd)...................   6.000      01/01/17         1,043,450
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA
          Insd)...............................   9.000      02/01/05           420,721
  5,000   Spokane, WA Regl Solid Waste Mgmt
          Sys Rev (AMBAC Insd)................   6.250      12/01/11         5,311,650
    160   University of WA Univ Rev (MBIA
          Insd)...............................   7.000      12/01/21           170,794
  3,090   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Proj No 1 Rev
          Ser A Rfdg (AMBAC Insd).............   5.700      07/01/09         3,218,204
  3,015   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 2 Rev Ser C Rfdg
          (MBIA Insd).........................  *           07/01/04         2,410,945
                                                                        --------------
                                                                            19,428,082
                                                                        --------------
          WISCONSIN  1.4%
  1,350   Plover, WI Wtr Sys Rev (AMBAC
          Insd)...............................   5.400      12/01/16         1,309,783
  1,500   Plover, WI Wtr Sys Rev (AMBAC
          Insd)...............................   5.500      12/01/18         1,457,325
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev
          Aurora Med Group Inc Proj (FSA Insd)
          (b).................................   5.750      11/15/25        12,135,784

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Med College of WI Inc Proj (MBIA
          Insd)...............................   5.500%     03/01/17    $      959,400
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Med College of WI Inc Proj (MBIA
          Insd)...............................   5.750      03/01/27           980,350
                                                                        --------------
                                                                            16,842,642
                                                                        --------------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp
          Proj (AMBAC Insd)...................   6.700      05/01/12         2,140,160
                                                                        --------------
          PUERTO RICO  0.2%
  3,000   Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd)...............................   6.250      07/01/16         3,153,810
                                                                        --------------
TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $1,194,403,076).............................................     1,227,667,842
SHORT-TERM INVESTMENTS  3.3%
  (Cost $40,200,000)................................................        40,200,000
                                                                        --------------
TOTAL INVESTMENTS  102.0%
  (Cost $1,234,603,076).............................................     1,267,867,842
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%).......................       (24,444,294)
                                                                        --------------
NET ASSETS  100.0%..................................................    $1,243,423,548
                                                                        ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,234,603,076).....................    $1,267,867,842
Cash........................................................             4,269
Receivables:
  Interest..................................................        17,411,259
  Investments Sold..........................................        17,032,747
  Fund Shares Sold..........................................         2,024,831
Other.......................................................            68,539
                                                                --------------
      Total Assets..........................................     1,304,409,487
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        56,182,546
  Fund Shares Repurchased...................................         1,646,108
  Income Distributions......................................         1,381,051
  Distributor and Affiliates................................           727,565
  Investment Advisory Fee...................................           515,487
Accrued Expenses............................................           331,443
Trustees' Deferred Compensation and Retirement Plans........           201,739
                                                                --------------
      Total Liabilities.....................................        60,985,939
                                                                --------------
NET ASSETS..................................................    $1,243,423,548
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,214,847,932
Net Unrealized Appreciation.................................        33,264,766
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (487,916)
Accumulated Net Realized Loss...............................        (4,201,234)
                                                                --------------
NET ASSETS..................................................    $1,243,423,548
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,178,342,105 and 65,168,747 shares of
    beneficial interest issued and outstanding).............            $18.08
    Maximum sales charge (4.75%* of offering price).........               .90
                                                                --------------
    Maximum offering price to public........................            $18.98
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $56,764,436 and 3,138,853 shares of
    beneficial interest issued and outstanding).............            $18.08
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,317,007 and 460,024 shares of
    beneficial interest issued and outstanding).............            $18.08
                                                                ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  75,945,082
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................        6,729,700
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of 2,952,701, 660,342 and $80,230,
  respectively).............................................        3,693,273
Shareholder Services........................................        1,304,891
Legal.......................................................           99,600
Custody.....................................................           80,288
Trustees' Fees and Related Expenses.........................           56,526
Insurance...................................................           35,500
Other.......................................................          623,787
                                                                -------------
Total Operating Expenses....................................       12,623,565
  Less Credits Earned on Cash Balances......................           54,688
                                                                -------------
  Net Operating Expenses....................................       12,568,877
  Interest Expense..........................................          234,497
                                                                -------------
NET INVESTMENT INCOME.......................................    $  63,141,708
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  (1,043,226)
  Futures...................................................       (1,580,036)
                                                                -------------
Net Realized Loss...........................................       (2,623,262)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      143,148,176
  End of the Period:
    Investments.............................................       33,264,766
                                                                -------------
Net Unrealized Depreciation During the Period...............     (109,883,410)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(112,506,672)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (49,364,964)
                                                                =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Year Ended September 30, 1999,
                    the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                          Year Ended       Nine Months Ended       Year Ended
                                      September 30, 1999   September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................   $   63,141,708       $   49,110,538       $   68,037,607
Net Realized Gain/Loss...............       (2,623,262)          15,077,312            8,525,006
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................     (109,883,410)          12,112,058           31,101,903
                                        --------------       --------------       --------------
Change in Net Assets from
  Operations.........................      (49,364,964)          76,299,908          107,664,516
                                        --------------       --------------       --------------
Distributions from Net Investment
  Income.............................      (63,107,634)         (49,274,568)         (67,785,067)
Distributions in Excess of Net
  Investment Income..................              -0-             (521,990)                 -0-
                                        --------------       --------------       --------------
Distributions from and in Excess of
  Net Investment Income*.............      (63,107,634)         (49,796,558)         (67,785,067)
Distributions from Net Realized
  Gain*..............................      (16,810,581)          (2,401,285)         (11,111,608)
                                        --------------       --------------       --------------
Total Distributions..................      (79,918,215)         (52,197,843)         (78,896,675)
                                        --------------       --------------       --------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............     (129,283,179)          24,102,065           28,767,841
                                        --------------       --------------       --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............      692,548,007          505,859,955          631,717,458
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......       57,008,999           35,644,233           54,493,315
Cost of Shares Repurchased...........     (809,433,864)        (492,241,941)        (716,001,683)
                                        --------------       --------------       --------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS...............      (59,876,858)          49,262,247          (29,790,910)
                                        --------------       --------------       --------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................     (189,160,037)          73,364,312           (1,023,069)
NET ASSETS:
Beginning of the Period..............    1,432,583,585        1,359,219,273        1,360,242,342
                                        --------------       --------------       --------------
End of the Period (Including
  accumulated undistributed net
  investment income of $(487,916),
  $(521,990) and $164,030,
  respectively)......................   $1,243,423,548       $1,432,583,585       $1,359,219,273
                                        ==============       ==============       ==============

* Distributions by Class
Distributions from and in Excess of
 Net Investment Income:
 Class A Shares......................   $  (60,158,791)      $  (47,397,474)      $  (64,607,170)
 Class B Shares......................       (2,628,280)          (2,215,435)          (2,965,479)
 Class C Shares......................         (320,563)            (183,649)            (212,418)
                                        --------------       --------------       --------------
                                        $  (63,107,634)      $  (49,796,558)      $  (67,785,067)
                                        ==============       ==============       ==============
Distributions from Net Realized Gain:
 Class A Shares......................   $  (15,893,768)      $   (2,262,642)      $  (10,489,973)
 Class B Shares......................         (826,371)            (128,797)            (580,452)
 Class C Shares......................          (90,442)              (9,846)             (41,183)
                                        --------------       --------------       --------------
                                        $  (16,810,581)      $   (2,401,285)      $  (11,111,608)
                                        ==============       ==============       ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                        Nine Months
                        Year Ended         Ended                Year Ended December 31,
                       September 30,   September 30,   -----------------------------------------
    Class A Shares         1999            1998          1997       1996       1995       1994
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................    $19.956         $19.631      $ 19.238   $ 19.549   $ 17.572   $ 19.857
                          -------         -------      --------   --------   --------   --------
Net Investment
  Income..............       .914            .710          .974       .980      1.021      1.051
Net Realized and
  Unrealized
  Gain/Loss...........     (1.641)           .371          .551      (.304)     1.982     (2.280)
                          -------         -------      --------   --------   --------   --------
Total from Investment
  Operations..........      (.727)          1.081         1.525       .676      3.003     (1.229)
                          -------         -------      --------   --------   --------   --------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income............       .914            .720          .971       .987      1.026      1.056
  Distributions from
    Net Realized
    Gain..............       .234            .036          .161        -0-        -0-        -0-
                          -------         -------      --------   --------   --------   --------
Total Distributions...      1.148            .756         1.132       .987      1.026      1.056
                          -------         -------      --------   --------   --------   --------
Net Asset Value, End
  of the Period.......    $18.081         $19.956      $ 19.631   $ 19.238   $ 19.549   $ 17.572
                          =======         =======      ========   ========   ========   ========

Total Return (a)......     (3.80%)          5.61%*        8.19%      3.65%     17.49%     (6.31%)
Net Assets at End of
  the Period (In
  millions)...........    $1,178.3        $1,353.9     $1,283.5   $1,283.7   $1,365.4   $1,110.2
Ratio of Expenses to
  Average Net Assets
  (b).................       .92%            .90%          .92%       .95%       .88%       .88%
Ratio of Net
  Investment Income to
  Average
  Net Assets (b)......      4.77%           4.85%         5.07%      5.11%      5.44%      5.70%
Portfolio Turnover....        92%             62%*          82%        92%        70%        48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                         Nine Months
                         Year Ended         Ended              Year Ended December 31,
                        September 30,   September 30,   -------------------------------------
    Class B Shares          1999            1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................    $19.957         $19.634      $19.240   $19.549   $17.563   $19.824
                           -------         -------      -------   -------   -------   -------
Net Investment
  Income...............       .769            .598         .826      .832      .890      .899
Net Realized and
  Unrealized
  Gain/Loss............     (1.643)           .370         .551     (.304)    1.978    (2.276)
                           -------         -------      -------   -------   -------   -------
Total from Investment
  Operations...........      (.874)           .968        1.377      .528     2.868    (1.377)
                           -------         -------      -------   -------   -------   -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............       .765            .609         .822      .837      .882      .884
  Distributions from
    Net Realized Gain..       .234            .036         .161       -0-       -0-       -0-
                           -------         -------      -------   -------   -------   -------
Total Distributions....       .999            .645         .983      .837      .882      .884
                           -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period...........    $18.084         $19.957      $19.634   $19.240   $19.549   $17.563
                           =======         =======      =======   =======   =======   =======
Total Return (a).......     (4.60%)          5.07%*       7.36%     2.83%    16.67%    (7.03%)
Net Assets at End of
  the Period (In
  millions)............      $56.8           $71.9        $70.1     $71.6     $75.3     $30.0
Ratio of Expenses to
  Average Net Assets
  (b)..................      1.68%           1.66%        1.69%     1.74%     1.67%     1.71%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........      3.99%           4.08%        4.29%     4.38%     4.69%     4.88%
Portfolio Turnover.....        92%             62%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                          Nine Months
                          Year Ended         Ended              Year Ended December 31,
                         September 30,   September 30,   -------------------------------------
    Class C Shares           1999            1998         1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................     $19.952         $19.630      $19.239   $19.548   $17.568   $19.823
                            -------         -------      -------   -------   -------   -------
Net Investment
  Income...............        .763            .594         .822      .830      .883      .908
Net Realized and
  Unrealized
  Gain/Loss............      (1.636)           .373         .552     (.302)    1.979    (2.279)
                            -------         -------      -------   -------   -------   -------
Total from Investment
  Operations...........       (.873)           .967        1.374      .528     2.862    (1.371)
                            -------         -------      -------   -------   -------   -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............        .765            .609         .822      .837      .882      .884
  Distributions from
    Net Realized
    Gain...............        .234            .036         .161       -0-       -0-       -0-
                            -------         -------      -------   -------   -------   -------
Total Distributions....        .999            .645         .983      .837      .882      .884
                            -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period...........     $18.080         $19.952      $19.630   $19.239   $19.548   $17.568
                            =======         =======      =======   =======   =======   =======
Total Return (a).......      (4.55%)          5.02%*       7.36%     2.83%    16.60%    (6.98%)
Net Assets at End of
  the Period (In
  millions)............     $   8.3         $   6.8      $   5.6   $   4.9   $   5.1   $   3.5
Ratio of Expenses to
  Average Net Assets
  (b)..................       1.68%           1.66%        1.69%     1.74%     1.67%     1.70%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........       3.99%           4.06%        4.29%     4.37%     4.68%     4.89%
Portfolio Turnover.....         92%             62%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.
    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,234,611,123; the aggregate gross unrealized appreciation is $57,607,153 and the aggregate gross unrealized depreciation is $24,350,434, resulting in net unrealized appreciation on long- and short-term investments of $33,256,719.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Trust's custody fee was reduced by $54,688 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                    % PER ANNUM
-------------------------------------------------------------------
First $500 million....................................   .525 of 1%
Next $500 million.....................................   .500 of 1%
Next $500 million.....................................   .475 of 1%
Over $1.5 billion.....................................   .450 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $69,300 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended September 30, 1999, the Fund recognized expenses of approximately $336,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $964,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $1,146,455,777, $59,293,894 and
$9,098,261 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  34,531,055    $ 665,555,139
  Class B....................................     613,802       11,864,633
  Class C....................................     778,739       15,128,235
                                              -----------    -------------
Total Sales..................................  35,923,596    $ 692,548,007
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   2,854,181    $  54,768,276
  Class B....................................     101,275        1,947,040
  Class C....................................      15,346          293,683
                                              -----------    -------------
Total Dividend Reinvestment..................   2,970,802    $  57,008,999
                                              ===========    =============
Repurchases:
  Class A.................................... (40,059,533)   $(773,708,764)
  Class B....................................  (1,177,316)     (22,609,500)
  Class C....................................    (676,622)     (13,115,600)
                                              -----------    -------------
Total Repurchases............................ (41,913,471)   $(809,433,864)
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $1,199,841,126, $68,091,721 and
$6,791,943 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  24,717,457    $ 483,526,778
  Class B....................................     517,918       10,164,399
  Class C....................................     621,935       12,168,778
                                              -----------    -------------
Total Sales..................................  25,857,310    $ 505,859,955
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,747,169    $  34,263,263
  Class B....................................      63,858        1,252,254
  Class C....................................       6,563          128,716
                                              -----------    -------------
Total Dividend Reinvestment..................   1,817,590    $  35,644,233
                                              ===========    =============
Repurchases:
  Class A.................................... (24,001,702)   $(470,222,851)
  Class B....................................    (552,971)     (10,848,637)
  Class C....................................    (570,061)     (11,170,453)
                                              -----------    -------------
Total Repurchases............................ (25,124,734)   $(492,241,941)
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $1,152,273,936, $67,523,705 and
$5,664,902 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  32,247,420    $ 617,534,974
  Class B....................................     410,394        7,887,393
  Class C....................................     324,754        6,295,091
                                              -----------    -------------
Total Sales..................................  32,982,568    $ 631,717,458
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   2,721,901    $  52,405,367
  Class B....................................      99,148        1,908,983
  Class C....................................       9,300          178,965
                                              -----------    -------------
Total Dividend Reinvestment..................   2,830,349    $  54,493,315
                                              ===========    =============
Repurchases:
  Class A.................................... (36,316,268)   $(697,389,583)
  Class B....................................    (660,311)     (12,665,655)
  Class C....................................    (306,866)      (5,946,445)
                                              -----------    -------------
Total Repurchases............................ (37,283,445)   $(716,001,683)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 672,438 Class B shares automatically converted to Class A shares. The CDSC will be imposed on

                               September 30, 1999
--------------------------------------------------------------------------------

most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the year ended September 30, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $79,600 and CDSC on redeemed shares of approximately $95,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,236,470,758 and $1,304,031,337, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                               September 30, 1999
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1999 were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at September 30, 1998...........................        -0-
Futures Opened..............................................      7,882
Futures Closed..............................................     (7,882)
                                                                 ------
Outstanding at September 30, 1999...........................        -0-
                                                                 ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.
    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $805,900.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires November 10, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .06% is charged on the unused portion of the credit facility.
    The average daily balance of bank borrowings for the year ended September 30, 1999 was approximate $4,279,045 with an average interest rate of 5.48%. At September 30, 1999, the Fund did not have any outstanding borrowings under the agreement.

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND


     Van Kampen California Insured Tax Free Fund (the "Fund") is a mutual fund with the investment objective to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for tax purposes.



     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-15
Investment Restrictions.....................................   B-20
Description of Securities Ratings...........................   B-21
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-26
Trustees and Officers.......................................   B-27
Investment Advisory Agreement...............................   B-36
Other Agreements............................................   B-36
Distribution and Service....................................   B-37
Transfer Agent..............................................   B-40
Portfolio Transactions and Brokerage Allocation.............   B-40
Shareholder Services........................................   B-41
Redemption of Shares........................................   B-43
Contingent Deferred Sales Charge-Class A....................   B-44
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-44
Taxation....................................................   B-46
Fund Performance............................................   B-47
Other Information...........................................   B-52
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-16



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2000.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized under the name Van Kampen Merritt California Insured Tax Free Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital California Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of December 31, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                        DECEMBER 31,     CLASS      PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OF OWNERSHIP
------------------------------------------------------------  ------------   ---------   ------------
Merrill Lynch Pierce Fenner & Smith Inc. ...................   63,531.04         C          15.77%
 For the sole benefit of its customers
 Attn: Fund Administration
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Salomon Smith Barney Inc. ..................................   57,641.71         C          14.31%
 333 West 34th St-3rd Floor
 New York, NY 10001-2483
Edward Jones & Co. .........................................  510,436.12         A           5.88%
 201 Progress Pkwy
 Maryland Hts. MO 63043-3009
FISERV SECURITIES, INC. ....................................   22,108.33         C           5.48%
 One Commerce Square
 2005 Market Street Suite 1200
 Philadelphia PA 19103-7084



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.


     Although the Fund invests primarily in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.


INSURANCE

     As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or will be insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.


SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES


     As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the

State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").

     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.


     State Indebtedness. The Treasurer of the State of California (the "State") is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.



     Capital Facilities Financing. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the State's General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.



     As of October 1, 1999, the State had outstanding $19,630,276,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $12,827,414,000 of long-term general obligation bonds. This latter figure consists of $4,451,734,000 of authorized commercial paper notes, described below (of which $814,565,000 was outstanding), which has not yet been refunded by general obligation bonds, and $8,375,680,000 of other authorized but unissued general obligation debt.



     In its 1999 session, the Legislature passed and the Governor signed five bond acts, totaling $4.69 billion in new authorizations. These bond acts will be placed on the March 7, 2000 ballot for voter approval.



     Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of October 1, 1999 the Finance Committees had authorized the issuance of up to $4,451,734,000 of commercial paper notes; as of that date $814,565,000 aggregate principal amount of general obligation commercial paper notes was outstanding.



     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,578,874,434 General Fund-supported lease-purchase debt outstanding at October 1, 1999. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,035,434,000 authorized and unissued as of October 1, 1999. Also, as of that date certain joint powers authorities were authorized to issue approximately $69,500,000 of revenue bonds to be secured by State leases.



     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $26,008,006,628 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 1999.



     State Finances and the Budget Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.



     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.



     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.



     Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.



     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted, revenues may be appropriated in anticipation of their receipt.



     The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.



     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.



     At the time of signing of the 1999 Budget Act, on June 29, 1999, the Department of Finance projected the SFEU would have a balance of about $1.932 billion at June 30, 1999, compared to the original budgeted amount of $1.1 billion. The 1999 Budget Act projects a balance in the SFEU of $880 million at June 30, 2000.



     Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.



     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.



     The 1999 Budget Act includes a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November, 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide annually up to $50 million relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.



     In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.



     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.



     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.



     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.



     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capital personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.



     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.



     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capital General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.



     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.



     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, of from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.



     Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers, which was later ratified by a State court judge having jurisdiction over a pending lawsuit brought by the State against these companies. The settlement became final in late September, 1999. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years. In addition, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of these moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The State's 1999-2000 Budget includes receipt of about $560 million of these settlement moneys to the General Fund by June 30, 2000.



     The specific amount to be received by the State and local governments is, however, subject to adjustment for a number of reasons. Various details in the settlement allow reduction of the companies' payments because of events such as certain federal government actions, or reductions in cigarette sales. In the event that any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law.



     1999-2000 Fiscal Year Budget. On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that general fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of general fund expenditures in FY 1999-00, with a $415 million SFEU reserve at June 30, 2000.



     The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.



     The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.



ILLIQUID SECURITIES



     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act as amended from time to time.

                             STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:



     1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities or any single issuer, except that up to 25% of the Fund's total assets may be invested without regard to such limitation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     2. Invest more than 25% of its assets in a single industry; however, as described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintained margin in connection with interest rate or other financial futures or index contracts or related options is not considered the purchase of a security on margin.


     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.


     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities in which the Fund may invest are considered to be interests in real estate.


     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.



                       DESCRIPTION OF SECURITIES RATINGS



     STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



          The ratings are based, in varying degrees, on the following considerations:



        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



        2. Nature of and provisions of the obligation:



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

    BBB:        Debt rated "BBB" exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE



     BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C:          Debt rated "C" is currently highly vulnerable to nonpayment.
                The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     2.  MUNICIPAL NOTES



          A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



          The following criteria will be used in making that assessment.



          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



          Note rating symbols are as follows:



    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.



     3.  COMMERCIAL PAPER



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



          Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



     4.  TAX-EXEMPT DUAL RATINGS



          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



     MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



          Should no rating be assigned, the reason may be one of the following:



          1. An application for rating was not received or accepted.



          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.



          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     2.  SHORT-TERM EXEMPT NOTES



          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



     3.  TAX-EXEMPT COMMERCIAL PAPER



          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



           -- Leading market positions in well established industries.



           -- High rates of return on funds employed.



           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          Issuers rated Not Prime do not fall within any of the prime rating categories.



         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS



RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:



DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



     AAA. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.



     AA. Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.



     A. Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.



     BBB. Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.



Note: Plus (+) and minus (-) signs indicate relative standing within a category, and are not indications of likely upgrades or downgrades.



DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.



     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.



     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.



     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.



Note: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 67                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
Age: 61                                     January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 51                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 47                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 46                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index Series
                                            since May 1999. Trustee/Director of each of the funds
                                            in the Fund Complex, and Vice President of other
                                            investment companies advised by the Advisers and their
                                            affiliates. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President
                                            of the Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover &
                                            Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 63                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 53                                     subsidiaries of Van Kampen Investments. Trustee and
                                            President of each of the funds in the Fund Complex.
                                            Trustee/Director, President and Chairman of the Board
                                            of other investment companies advised by the Advisers
                                            and their affiliates, and Chief Executive Officer of
                                            Van Kampen Exchange Fund. Prior to May 1998, Executive
                                            Vice President and Director of Marketing at Morgan
                                            Stanley Dean Witter and Director of Dean Witter
                                            Discover & Co. and Dean Witter Realty. Prior to 1996,
                                            Director of Dean Witter Reynolds Inc.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 75                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers or Van Kampen Management Inc.
Age: 60                                     Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/ Managing General Partner of
                                            other investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 58                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network
233 South Wacker Drive                      system solutions, COMARCO, Inc., a wireless
Suite 9700                                  communications products company and APAC Customer
Chicago, IL 60606                           Services, Inc., a provider of outsourced customer
Date of Birth: 10/29/53                     contact services. Trustee/Director of each of the
Age: 46                                     funds in the Fund Complex. Prior to May 1996,
                                            President of Advance Ross Corporation, an
                                            international transaction services and pollution
                                            control equipment manufacturing company.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and
  Age: 57                              Van Kampen Management Inc. Executive Vice President and
                                       Chief Investment Officer of each of the funds in the Fund
                                       Complex, since 1998. Chief Investment Officer, Executive
                                       Vice President and Trustee/ Managing General Partner of
                                       other investment companies advised by the Advisers or Van
                                       Kampen Management Inc. ("Management Inc."), since the
                                       inception of funds advised by Advisory Corp. and
                                       Management Inc. and since 1998 for funds advised by Asset
                                       Management. Director of Global Decisions Group LLC, a
                                       financial research firm, and its affiliates MCM Asia
                                       Pacific and MCM Europe. Prior to 1998, President, Chief
                                       Operating Officer and a Director of the Advisers, Van
                                       Kampen American Capital Management, Inc.; Director of Van
                                       Kampen American Capital, Inc.; and President, Chief
                                       Executive Officer and Trustee of each of the funds advised by Advisory Corp. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996,
                                       Chief Executive Officer and Director of MCM Group, Inc.
                                       and McCarthy, Crisanti & Maffei, Inc., a financial
                                       research firm, and Chairman of MCM Asia Pacific Company,
                                       Limited and MCM (Europe) Limited. Prior to December 1991,
                                       Senior Vice President of Van Kampen Merritt Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van
  Vice President and Secretary         Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 43                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal Legal
                                       Officer and Secretary of other investment companies
                                       advised by the Advisers or their affiliates. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex. Prior to January 1999, Vice President and
                                       Associate General Counsel to New York Life Insurance
                                       Company ("New York Life"), and prior to March 1997,
                                       Associate General Counsel of New York Life. Prior to
                                       December 1993, Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of Chief
                                       Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 44                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice
  Vice President                       President of each of the funds in the Fund Complex and
  Age: 43                              certain other investment companies advised by the Advisers or their affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial research
                                       company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President and Senior Portfolio
                                       Manager with AIM Capital Management, Inc. Prior to
                                       February 1998, Senior Vice President of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.
  Age: 53

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
  Age: 44                              Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or
  Age: 40                              their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund

Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                         FUND COMPLEX
                               -----------------------------------------------------------------
                                                             AGGREGATE            AGGREGATE             TOTAL
                                     AGGREGATE              PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                                    COMPENSATION        RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                                  BEFORE DEFERRAL       ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
           NAME(1)             FROM THE REGISTRANT(2)       EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
           -------             ----------------------   -------------------   ------------------   ---------------
J. Miles Branagan                     $15,220                 $40,303              $60,000            $126,000
Jerry D. Choate(1)                      6,754                       0               60,000              88,700
Linda Hutton Heagy                     15,220                   5,045               60,000             126,000
R. Craig Kennedy                       15,220                   3,571               60,000             125,600
Jack E. Nelson                         15,220                  21,664               60,000             126,000
Phillip B. Rooney                      13,820                   7,787               60,000             113,400
Dr. Fernando Sisto                     15,220                  72,060               60,000             126,000
Wayne W. Whalen                        15,220                  15,189               60,000             126,000
Suzanne H. Woolsey(1)                   6,754                       0               60,000              88,700
Paul G. Yovovich(1)                    14,020                   2,845               60,000             126,000


---------------


(1) Trustees not eligible for compensation are not included in the compensation table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Trust and other funds in the Fund Complex effective May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to Trustees, including former Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.



(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     As of December 31, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A


           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                  TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN
             ---------              --------   --------   ------    -----    -------   ------    ------     -----    ------
Insured Tax Free Income Fund.......   9/30     $ 3,322    $1,483   $ 3,322   $ 3,322   $ 3,322   $ 3,122   $ 3,322   $ 3,322
 Tax Free High Income Fund.........   9/30       2,998     1,366     2,998     2,998     2,998     2,798     2,998     2,998
 California Insured Tax Free
   Fund............................   9/30       1,692       745     1,692     1,692     1,692     1,492     1,692     1,692
 Municipal Income Fund.............   9/30       2,781     1,241     2,781     2,781     2,781     2,581     2,781     2,781
 Intermediate Term Municipal Income
   Fund............................   9/30       1,460       631     1,460     1,460     1,460     1,260     1,460     1,460
 Florida Insured Tax Free Income
   Fund............................   9/30       1,488       646     1,488     1,488     1,488     1,288     1,488     1,488
 New York Tax Free Income Fund.....   9/30       1,479       642     1,479     1,479     1,479     1,279     1,479     1,479
                                               -------    ------   -------   -------   -------   -------   -------   -------
   Trust Total.....................            $15,220    $6,754   $15,220   $15,220   $15,220   $13,820   $15,220   $15,220
                                               =======    ======   =======   =======   =======   =======   =======   =======

                                          TRUSTEE
                                     ------------------
             FUND NAME               WOOLSEY   YOVOVICH
             ---------               -------   --------
Insured Tax Free Income Fund.......  $1,483    $ 3,122
 Tax Free High Income Fund.........   1,366      2,798
 California Insured Tax Free
   Fund............................     745      1,492
 Municipal Income Fund.............   1,241      2,581
 Intermediate Term Municipal Income
   Fund............................     631      1,260
 Florida Insured Tax Free Income
   Fund............................     646      1,288
 New York Tax Free Income Fund.....     642      1,479
                                     ------    -------
   Trust Total.....................  $6,754    $14,020
                                     ======    =======



                                                                         TABLE B



      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
          ---------            --------   --------   ------    -----    -------   ------    ------    -----    ------    --------
Insured Tax Free Income
Fund..........................   9/30     $ 3,322    $  819   $ 3,322   $1,661    $ 3,322   $ 3,122   $1,661   $ 3,322   $ 2,373
 Tax Free High Income Fund....   9/30       2,998       769     2,998    1,499      2,998     2,798    1,499     2,998     2,165
 California Insured Tax Free
   Fund.......................   9/30       1,692       471     1,692      846      1,692     1,492      846     1,692     1,216
 Municipal Income Fund........   9/30       2,781       707     2,781    1,391      2,781     2,581    1,391     2,781     1,991
 Intermediate Term Municipal
   Income Fund................   9/30       1,460       415     1,460      730      1,460     1,260      730     1,460     1,045
 Florida Insured Tax Free
   Income Fund................   9/30       1,488       423     1,488      744      1,488     1,288      744     1,488     1,069
 New York Tax Free Income
   Fund.......................   9/30       1,479       422     1,479      740      1,479     1,279      740     1,479     1,060
                                          -------    ------   -------   ------    -------   -------   ------   -------   -------
   Trust Total................            $15,220    $4,026   $15,220   $7,611    $15,220   $13,820   $7,611   $15,220   $10,919
                                          =======    ======   =======   ======    =======   =======   ======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                         TRUSTEES
                                 FISCAL    ---------------------------------------------------------------------
           FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY     NELSON    ROONEY     SISTO
           ---------            --------   --------   ------    -----    -------     ------    ------     -----
Insured Tax Free Income Fund...   9/30     $12,061    $  829   $13,428   $ 19,013   $ 28,191   $ 8,367   $ 6,888
 Tax Free High Income Fund.....   9/30      11,230       778    12,661     18,570     27,209     7,518     4,640
 California Insured Tax Free
   Fund........................   9/30       8,666       475    10,273     17,213     24,168     4,910     3,391
 Municipal Income Fund.........   9/30      12,068       715    14,058     23,404     33,528     7,594    12,202
 Intermediate Term Municipal
   Income Fund.................   9/30       8,217       418     9,855     16,976     23,638     4,454     3,172
 Florida Insured Tax Free
   Income Fund.................   9/30       8,268       426     9,902     10,914     18,313     4,505     3,197
 New York Tax Free Income
   Fund........................   9/30       4,537       425     3,611      5,706      8,667     3,632     1,967
                                           -------    ------   -------   --------   --------   -------   -------
     Trust Total...............            $65,047    $4,066   $73,788   $111,796   $163,714   $40,980   $35,457
                                           =======    ======   =======   ========   ========   =======   =======

                                      TRUSTEES                        FORMER TRUSTEES
                                 -------------------   ----------------------------------------------
           FUND NAME              WHALEN    YOVOVICH   CARUSO   GAUGHAN   MILLER     REES    ROBINSON
           ---------              ------    --------   ------   -------   ------     ----    --------
Insured Tax Free Income Fund...  $ 23,050   $ 2,479    $1,296   $1,064    $10,487   $    0   $ 17,113
 Tax Free High Income Fund.....    22,228     2,257         0    1,064     10,487        0     17,113
 California Insured Tax Free
   Fund........................    19,692     1,260         0    1,064     10,487        0     17,113
 Municipal Income Fund.........    27,189     2,076     2,778    1,306     14,169    7,077     22,359
 Intermediate Term Municipal
   Income Fund.................    19,249     1,080         0    1,064     10,487        0     17,113
 Florida Insured Tax Free
   Income Fund.................    15,409     1,105         0      496      6,656        0     12,280
 New York Tax Free Income
   Fund........................     7,188     1,096         0      158      2,682        0      4,783
                                 --------   -------    ------   ------    -------   ------   --------
     Trust Total...............  $134,005   $11,353    $4,074   $6,216    $65,455   $7,077   $107,874
                                 ========   =======    ======   ======    =======   ======   ========


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                TRUSTEE
                                      -------------------------------------------------------------------------------------------
FUND NAME                             BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                             --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Insured Tax Free Income Fund.........   1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund..........   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Fund...   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund..............   1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund.............................   1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund.............................   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund......   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998

                         INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund however bears the costs of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any errors of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where the Fund's shares are qualified for offer and for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, the Adviser received approximately $998,800, $648,200 and $814,400, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Advisory Corp. received approximately $88,600, $57,200 and $70,200, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Van Kampen Investments received approximately $10,900, $6,800 and $9,100, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 1999........................    $570,532        $40,270
Fiscal Period Ended September 30, 1998......................    $252,767        $19,360
Fiscal Year Ended December 31, 1997.........................    $212,285        $24,787


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $25,000......................................        3.25%             3.36%          3.00%
$25,000 but less than $250,000.........................        2.75%             2.83%          2.50%
$250,000 but less than $500,000........................        1.75%             1.78%          1.50%
$500,000 but less than $1,000,000......................        1.50%             1.52%          1.25%
$1,000,000 or more.....................................            *                 *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.



     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The

Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1999, there were $608,038.33 and $17,705.75 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.34% and 0.24% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $383,139 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $442,323 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $332,705 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $109,618 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $63,827 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $32,634 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $31,193 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 1999......................  $93,664       --         --
  Fiscal period ended September 30, 1998....................  $16,184       --         --
  Fiscal year ended December 31, 1997.......................  $     0       $0         $0
Fiscal year ended 1999 Percentages:
  Commissions with affiliate to total commissions...........        0       --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................        0       --         --



     During the fiscal year ended September 30, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemption out of that Fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



     This policy change does not apply to money market funds, systematic exchanges plans or employer sponsored retirement plans.


REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


                              REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines that trading on the Exchange is restricted; (c) the SEC determines that an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal tax purposes upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND



     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including tax-exempt interest, taxable income and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and at least 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income and net tax-exempt interest necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS



     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.


     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally taxable income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES



     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



BACKUP WITHHOLDING



     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number,

(ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING



     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends.


     GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                   CALIFORNIA

                                        FEDERAL        STATE         COMBINED
 SINGLE RETURN       JOINT RETURN     TAX BRACKET   TAX BRACKET*   TAX BRACKET*
 -------------       ------------     -----------   ------------   ------------
$      0-25,750    $      0-43,050      15.00%         6.00%          20.10%
  25,750-62,450     43,050-104,050      28.00%         9.30%          34.70%
 62,450-130,250    104,050-158,550      31.00%         9.30%          37.40%
130,250-283,150    158,550-283,150      36.00%         9.30%          42.00%
   Over 283,150       Over 283,150      39.60%         9.30%          45.20%

---------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge with respect to the contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio.

Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 1999 was -6.58%; (ii) the five-year period ended September 30, 1999 was 5.56% and (iii) the ten year-period ended September 30, 1999 was 6.50%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1999 was 4.56%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 4.64%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 1999 was 8.00%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 158.77%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 167.47%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 1999 was -6.96%, (ii) the five-year period ended September 30, 1999 was 5.44% and (iii) the approximately six-year, five-month period from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 1999 was 4.20%.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1999 was 3.95%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 4.00%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 1999 was 6.90%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 1999 was 30.20%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (the commencement of distribution for Class B Shares of the Fund) to September 30, 1999 was 30.20%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, with respect to the Class C Shares of the Fund for the
(i) one-year period ending September 30, 1999 was -5.071%, (ii) the five-year period ended September 30, 1999 was 5.47% and (iii) the approximately six-year, one-month period from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) through September 30, 1999 was 3.61%.



     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1999 was 3.99%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 4.00%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 1999 was 6.90%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 1999 was 24.33%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares of the
Fund) to September 30, 1999 was 24.33%.



     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


OTHER INFORMATION


CUSTODY OF ASSETS



     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS



     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



INDEPENDENT ACCOUNTANTS



     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.



LEGAL COUNSEL



     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Insured Tax Free Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                    KPMG LLP
Chicago, Illinois
November 11, 1999

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  97.9%
$ 2,500   Alameda Corridor Tran Auth CA Rev Sr
          Lien Ser A (MBIA Insd)...............  5.000%      10/01/29    $  2,228,550
  1,925   Alhambra, CA City Elem Sch Dist Cap
          Apprec Ser A (FSA Insd)..............  *           09/01/20         569,800
  2,000   Anaheim, CA Pub Fin Auth Tax Alloc
          Rev (Inverse Fltg) (MBIA Insd).......  9.220       12/28/18       2,300,000
  1,000   Antioch Area Pub Fac Fin Agy CA Spl
          Tax Cmnty Fac Dist (FGIC Insd).......  5.000       08/01/18         926,800
  3,675   Bakersfield, CA Ctfs Partn Convention
          Cent Expansion Proj (MBIA Insd)......  5.800       04/01/17       3,720,460
  3,000   Bakersfield, CA Ctfs Partn Convention
          Cent Expansion Proj (MBIA Insd)......  5.875       04/01/22       3,042,030
  1,000   Banning, CA Ctfs Partn Admin Bldg
          Proj Ser A Rfdg (MBIA Insd)..........  5.500       11/01/20         984,620
  3,000   Bay Area Govt Assn CA Rev Tax Alloc
          CA Redev Agy Pool Ser A2 (FSA Insd)
          (b)..................................  6.400       12/15/14       3,248,130
  1,000   Brea & Olinda, CA Uni Sch Dist Ctfs
          Partn Sr High Sch Pgm Ser A Rfdg (FSA
          Insd)................................  6.000       08/01/09       1,060,840
  1,125   California Cmnty College Fin Auth
          Lease Rev Ser A (MBIA Insd)..........  4.625       10/01/19         972,709
  2,000   California Hlth Fac Fin Auth Rev
          Adventist Hlth Ser A Rfdg (MBIA Insd)
          (b)..................................  6.500       03/01/14       2,090,940
  1,625   California Hlth Fac Fin Auth Rev Insd
          Sutter Hlth Ser A Rfdg (FSA Insd)....  5.250       08/15/27       1,507,383
  2,000   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Ser A (FSA Insd)...  5.550       08/15/25       1,955,540
  3,000   California Hsg Fin Agy Rev Cap Apprec
          Home Mtg Ser K (MBIA Insd) (a).......  *           08/01/24         663,240
  4,000   California Hsg Fin Agy Rev Home Mtg
          Ser A (MBIA Insd)....................  5.850       08/01/16       4,100,800
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser A (MBIA Insd)....................  *           02/01/16         393,410
     15   California Hsg Fin Agy Rev Hsg Ser B
          (MBIA Insd)..........................  8.625       08/01/15          15,302

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,110   California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd)........  8.100%      03/01/18    $  1,130,335
  1,050   California Spl Dist Assn Fin Corp
          Ctfs Partn Spl Dists Fin Pgm Ser DD
          (FSA Insd)...........................  5.625       01/01/27       1,042,661
  1,250   California St (FGIC Insd)............  6.250       09/01/12       1,386,625
    240   California St (MBIA Insd)............  6.000       10/01/14         250,776
  1,000   California St (FGIC Insd)............  4.500       12/01/21         838,340
    820   California St Pub Wks Brd Lease Rev
          CA Cmnty Colleges Ser D Rfdg (AMBAC
          Insd)................................  5.250       10/01/10         844,534
  1,000   California St Univ Fresno Assn Inc
          Rev Aux Residence Student Proj (MBIA
          Insd)................................  6.250       02/01/17       1,060,930
  1,000   California Statewide Cmntys Dev Auth
          Ctfs Partn San Diego St Univ Fndtn
          Rfdg (AMBAC Insd)....................  5.250       03/01/22         939,190
  1,570   California Statewide Cmntys Dev Auth
          Rev Ctfs Partn Insd Children's Hosps
          Rfdg (MBIA Insd).....................  6.000       06/01/10       1,703,214
  2,000   Capistrano, CA Uni Sch Dist Cmnty Fac
          Dist Spl Tax (MBIA Insd).............  5.000       09/01/18       1,857,680
  2,000   Castaic Lake Wtr Agy CA Ctfs Partn
          Wtr Sys Impt Proj Ser A Rfdg (MBIA
          Insd)................................  7.000       08/01/12       2,328,800
  2,195   Castaic Lake Wtr Agy CA Rev Ctfs
          Partn (AMBAC Insd)...................  *           08/01/30         347,754
  1,205   Channel Islands Beach, CA Cmnty Svcs
          Dist Ctfs Partn (FSA Insd)...........  5.700       09/01/21       1,209,736
  1,105   Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)................................  6.200       09/01/18       1,170,438
  2,350   Chino, CA Uni Sch Dist Ctfs Partn
          Master Lease Pgm (FSA Insd)..........  6.250       03/01/09       2,554,638
  1,500   Chino, CA Uni Sch Dist Ctfs Partn
          Master Lease Pgm (FSA Insd)..........  6.000       03/01/14       1,558,500
  3,010   Clayton, CA Redev Agy Tax Alloc Rev
          (AMBAC Insd).........................  5.000       08/01/24       2,711,378
  1,000   Clovis, CA Pub Fin Auth Refuse Disp
          Rev Ldfill Improv Proj Rfdg (AMBAC
          Insd)................................  5.000       09/01/18         928,840
     40   Colton, CA Jt Uni Sch Dist Cmnty Fac
          Dist Spl Tax Southridge Vlg Rfdg (FSA
          Insd)................................  5.900       09/01/14          40,014

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 2,000   Colton, CA Pub Fin Auth Rev Tax Alloc
          Ser A (MBIA Insd)....................  5.000%      08/01/18    $  1,857,980
     20   Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3 (BIGI
          Insd)................................  8.000       07/01/18          20,394
  1,550   Contra Costa, CA Wtr Auth Wtr
          Treatment Rev Ser A Rfdg (FGIC
          Insd)................................  5.750       10/01/14       1,575,885
  1,500   Corona, CA Pub Fin Auth Wtr Rev (FGIC
          Insd)................................  4.750       09/01/18       1,335,465
  5,165   Corona, CA Redev Agy Tax Alloc Redev
          Proj Area A Ser A Rfdg (FGIC Insd)...  6.250       09/01/13       5,506,768
  1,150   El Centro, CA Redev Agy Tax El Centro
          Redev Proj Rfdg (MBIA Insd)..........  5.500       11/01/26       1,122,262
  1,000   El Monte, CA Ctfs Partn Dept Pub
          Social Svcs Fac (AMBAC Insd).........  4.750       06/01/30         845,840
  2,000   Fairfield Suison, CA Swr Dist Swr Rev
          Ser A Rfdg (MBIA Insd) (b)...........  6.250       05/01/16       2,078,440
  1,000   Folsom, CA Pub Fin Auth Rev Rfdg
          (AMBAC Insd).........................  6.000       10/01/12       1,040,420
  1,400   Folsom, CA Pub Fin Auth Rev Rfdg
          (AMBAC Insd).........................  6.000       10/01/19       1,449,714
  2,000   Folsom, CA Spl Tax Cmnty Fac Dist No
          2 Rfdg (Connie Lee Insd).............  5.250       12/01/19       1,905,420
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev (MBIA Insd)..............  *           01/15/17       1,089,390
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev (MBIA Insd)..............  *           01/15/18       1,018,320
  1,250   Fresno, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd).........................  4.750       09/01/18       1,112,888
  1,575   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.800       02/01/15       1,650,915
    520   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.800       08/01/15         545,589
    555   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.800       08/01/16         580,241
    590   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900       08/01/17         620,338

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$   630   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900%      08/01/18    $    660,410
    675   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900       08/01/19         705,213
    720   Fresno, CA Uni Sch Dist Ser C Rfdg
          (MBIA Insd) (a)......................  5.900       08/01/20         751,284
  1,745   Gilroy, CA Uni Sch Dist Ctfs Partn
          Measure J Cap Projs Rfdg (FSA
          Insd)................................  5.875       09/01/06       1,879,801
  1,810   Gilroy, CA Uni Sch Dist Ctfs Partn
          Measure J Cap Projs Rfdg (FSA
          Insd)................................  6.250       09/01/12       1,925,677
    725   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)...................  5.750       02/01/18         746,982
    815   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd)...................  5.800       02/01/20         840,086
  1,000   Grossmont, CA Union High Sch Dist
          Ctfs Partn (FSA Insd)................  5.650       09/01/17       1,008,630
 20,000   Grossmont, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)...............  *           11/15/21       4,587,400
  4,000   Hayward, CA Ctfs Partn Civic Cent
          Proj (MBIA Insd).....................  5.250       08/01/26       3,735,560
  1,250   Hemet, CA Uni Sch Dist Ctfs Partn
          Nutrition Cent Proj (FSA Insd).......  5.875       04/01/27       1,266,338
  1,545   Imperial, CA Irrig Dist Elec Rev Sys
          Rfdg (MBIA Insd).....................  5.000       11/01/18       1,419,252
  2,000   Inglewood, CA Redev Agy Tax Alloc
          Merged Redev Proj Ser A Rfdg (AMBAC
          Insd)................................  5.250       05/01/23       1,887,660
  1,500   Jurupa, CA Uni Sch Dist Ctfs Partn
          (FSA Insd)...........................  5.625       09/01/24       1,469,025
  1,000   Kern, CA Cmnty College Dist Ctfs Part
          Rfdg (MBIA Insd).....................  5.000       01/01/18         930,250
  1,000   Lancaster, CA Redev Agy Lease Rev Pub
          Cap Impt Proj Rfdg (AMBAC Insd)......  5.000       12/01/28         892,510
  1,225   Lincoln, CA Uni Sch Dist (MBIA
          Insd)................................  5.600       09/01/26       1,212,334
    850   Loma Linda, CA Hosp Rev Loma Linda
          Univ Med Cent Proj B Rfdg (AMBAC
          Insd)................................  7.000       12/01/15         871,998

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 2,000   Long Beach, CA Bond Fin Auth Lease
          Rev Rainbow Harbor Refing Proj A
          (AMBAC Insd).........................  5.250%      05/01/24    $  1,875,380
  1,535   Long Beach, CA Redev Agy Tax Alloc
          Sub Redev Proj Rfdg (AMBAC Insd).....  5.125       04/01/20       1,409,084
  3,000   Los Angeles Cnty, CA Ctfs Partn
          Disney Pkg Proj Rfdg (AMBAC Insd)....  4.750       03/01/23       2,600,850
  2,020   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/18         673,751
  1,265   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/24         287,522
  1,320   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/25         281,952
  2,460   Los Angeles Cnty, CA Schs
          Regionalized Business Svcs Ctfs Partn
          (AMBAC Insd).........................  *           08/01/28         439,208
    589   Los Angeles Cnty, CA Tran Comm Lease
          Rev Dia RR Lease Ltd (FSA Insd)......  7.375       12/15/06         623,521
  2,380   Los Angeles, CA Mtg Rev Security 8
          Asstd Proj Ser A Rfdg (MBIA Insd)....  6.100       07/01/25       2,413,082
    500   M-S-R Pub Pwr Agy CA San Juan Proj
          Rev Ser E (MBIA Insd)................  6.000       07/01/22         509,420
  2,000   Madera Cnty, CA Ctfs Partn Vly
          Childrens Hosp Proj (MBIA Insd)......  5.000       03/15/23       1,799,780
  4,305   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............  *           08/01/30         627,325
  4,520   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............  *           08/01/31         618,065
  1,250   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd)........  5.750       09/01/15       1,279,250
  1,640   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd)........  6.000       09/01/19       1,658,516
    400   Northern CA Pwr Agy Pub Pwr Rev Hydro
          Elec Proj 1 Ser A Rfdg (Prerefunded @
          07/01/21) (AMBAC Insd)...............  7.500       07/01/23         489,984
  1,220   Oceanside, CA Cmnty Dev Mtg North
          River Club Ser A Rfdg (MBIA Insd)....  5.850       07/01/16       1,231,602

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   Pajaro Vly, CA Uni Sch Dist Ctfs
          Partn Sch Fac Brdg Fdg Pgm (FSA
          Insd)................................  5.850%      09/01/32    $  1,009,080
  3,000   Palm Desert, CA Fin Auth Tax Alloc
          Rev (Inverse Fltg) (MBIA Insd).......  8.760       04/01/22       3,382,500
  1,000   Palmdale, CA Wtr Dist Rev Ctfs Parn
          Rfdg (FGIC Insd).....................  5.000       10/01/18         926,510
  2,380   Pasadena, CA Uni Sch Dist Ser B (FGIC
          Insd)................................  5.000       07/01/20       2,177,200
  1,000   Perris, CA Sch Dist Ctfs Partn Rfdg
          (FSA Insd)...........................  6.100       03/01/16       1,046,210
  1,000   Pinole, CA Redev Agy Tax Alloc Pinole
          Vista Redev Proj A Rfdg (MBIA
          Insd)................................  5.000       08/01/17         935,470
  1,360   Port Hueneme, CA Ctfs Partn Cap Impt
          Pgm Rfdg (MBIA Insd).................  6.000       04/01/19       1,431,522
  3,000   Rancho Cucamonga, CA Redev Agy Tax
          Alloc (FSA Insd).....................  5.250       09/01/20       2,848,380
  1,680   Rancho, CA Wtr Dist Spl Tax Cmnty Fac
          Dist 883 Ser A Rfdg (AMBAC Insd).....  6.000       09/01/17       1,705,788
  1,000   Redding, CA Elec Sys Rev Ctfs Partn
          (Inverse Fltg) (MBIA Insd)...........  9.004       07/01/22       1,150,000
  1,000   Redlands, CA Redev Agy Tax Alloc
          Redev Proj Ser A Rfdg (MBIA Insd)....  4.750       08/01/21         873,640
  2,000   Rialto, CA Spl Tax Cmnty Fac Dist
          87-1 Rfdg (FSA Insd).................  5.625       09/01/18       2,006,840
  3,000   Riverside Cnty, CA Ctfs Partn
          Historic Courthouse Proj (MBIA
          Insd)................................  5.875       11/01/27       3,040,830
  1,070   Riverside, CA Elec Rev Rfdg (AMBAC
          Insd)................................  5.000       10/01/18         993,720
  1,755   Rohnert Pk, CA Cmnty Dev Agy Tax
          Alloc Rohnert Redev Proj (MBIA
          Insd)................................  *           08/01/31         266,830
  1,755   Rohnert Pk, CA Cmnty Dev Agy Tax
          Alloc Rohnert Redev Proj (MBIA
          Insd)................................  *           08/01/33         236,434
  1,755   Rohnert Pk, CA Cmnty Dev Agy Tax
          Alloc Rohnert Redev Proj (MBIA
          Insd)................................  *           08/01/35         208,985
  1,000   Roseville, CA Fin Auth Loc Agy Rev
          Northeast Cmnty Fac Dist Bond Ser A
          Rfdg (FSA Insd)......................  5.000       09/01/21         910,060
  2,000   Sacramento, CA Muni Util Dist Elec
          Rev Ser A Rfdg (MBIA Insd)...........  5.750       08/15/13       2,025,420

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   Salinas, CA Santn Swr Sys Rev (FGIC
          Insd)................................  5.000%      08/01/20    $    914,620
  2,500   San Bernardino Cnty, CA Ctfs Partn
          Ser B (Embedded Swap) (MBIA Insd)....  6.900       07/01/16       2,499,000
  2,000   San Diego Cnty, CA Wtr Rev Ctfs Ser A
          (FGIC Insd)..........................  4.750       05/01/18       1,782,800
  1,000   San Diego, CA Indl Dev Rev San Diego
          Gas & Elec Ser A (MBIA Insd).........  6.400       09/01/18       1,055,560
  5,000   San Diego, CA Uni Sch Dist Cap Apprec
          Ser A (FGIC Insd)....................  *           07/01/19       1,608,450
  1,110   San Francisco, CA St Bldg Auth Lease
          Rev (AMBAC Insd).....................  5.250       12/01/16       1,084,759
  1,000   San Gabriel, CA Uni Sch Dist Ctfs
          Partn (FSA Insd).....................  6.000       09/01/15       1,031,380
  2,525   San Joaquin Cnty, CA Ctfs Partn Genl
          Hosp Proj Rfdg (MBIA Insd)...........  5.000       09/01/18       2,312,294
  1,045   San Joaquin Cnty, CA Ctfs Partn Genl
          Hosp Proj Rfdg (MBIA Insd)...........  5.000       09/01/20         941,472
  5,000   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/30         842,800
  7,050   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Ser A Rfdg (MBIA
          Insd)................................  5.375       01/15/29       6,749,035
  5,750   San Jose, CA Fin Auth Rev Convention
          Proj Ser C (FSA Insd)................  6.375       09/01/13       6,034,280
  1,750   San Jose, CA Redev Agy Tax Alloc
          Merged Area Redev Proj (AMBAC
          Insd)................................  5.000       08/01/31       1,548,732
  5,080   San Marcos, CA Redev Agy Tax Alloc
          (FSA Insd)...........................  5.375       08/01/25       4,874,311
  5,250   San Mateo Cnty, CA Jt Pwrs Fin Auth
          Lease Rev Cap Proj Ser A Rfdg (FSA
          Insd)................................  4.750       07/15/23       4,546,027
  1,500   San Rafael, CA Redev Agency Tax Alloc
          (AMBAC Insd).........................  5.000       12/01/22       1,359,510
  2,000   Santa Ana, CA Uni Sch Dist Ctfs Part
          Fin Proj Ser A (FSA Insd)............  5.000       04/01/18       1,859,560
  2,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Ser A Rfdg (AMBAC Insd)..........  5.750       11/15/13       2,114,100

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   Santa Clara, CA Redev Agy Tax Alloc
          Bayshore North Proj Rfdg (AMBAC
          Insd)................................  7.000%      07/01/10    $  1,138,760
  1,000   Santa Fe Springs, CA Cmnty Dev Commn
          Tax Alloc Cons Redev Proj Ser A Rfdg
          (MBIA Insd)..........................  5.000       09/01/17         935,320
  1,000   Shasta Lake, CA Ctfs Partn (FSA
          Insd)................................  6.000       04/01/16       1,025,770
  3,735   South Orange Cnty, CA Pub Fin Auth
          Spl Tax Rev Sr Lien Ser A Rfdg (MBIA
          Insd)................................  7.000       09/01/08       4,326,811
  3,000   South Orange Cnty, CA Pub Fin Auth
          Spl Tax Rev Sr Lien Ser A Rfdg (MBIA
          Insd)................................  7.000       09/01/09       3,501,690
    570   Temecula Vly, CA Uni Sch Dist Ctfs
          Partn Rfdg (FSA Insd)................  6.000       09/01/18         576,435
  2,000   Torrance, CA Hosp Rev Torrance Mem
          Hosp Rfdg (MBIA Insd)................  6.750       01/01/12       2,012,500
  2,000   Westlands, CA Wtr Dist Rev Ctfs Partn
          Ser A (AMBAC Insd)...................  5.000       03/01/29       1,784,360
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $208,961,590)................................................     210,285,663
SHORT-TERM INVESTMENTS 2.6%
  (Cost $5,600,000)..................................................       5,600,000
                                                                         ------------
TOTAL INVESTMENTS  100.5%
  (Cost $214,561,590)................................................     215,885,663
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)........................      (1,172,073)
                                                                         ------------
NET ASSETS  100.0%...................................................    $214,713,590
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $214,561,590).......................    $215,885,663
Cash........................................................          58,828
Receivables:
  Investment sold...........................................       3,285,179
  Interest..................................................       2,379,319
  Fund Shares Sold..........................................         301,129
Other.......................................................          27,267
                                                                ------------
      Total Assets..........................................     221,937,385
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,143,187
  Income Distributions......................................         329,466
  Fund Shares Repurchased...................................         264,194
  Distributor and Affiliates................................         166,770
  Investment Advisory Fee...................................          83,944
Trustees' Deferred Compensation and Retirement Plans........         174,272
Accrued Expenses............................................          61,962
                                                                ------------
      Total Liabilities.....................................       7,223,795
                                                                ------------
NET ASSETS..................................................    $214,713,590
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $215,294,918
Net Unrealized Appreciation.................................       1,324,073
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (276,952)
Accumulated Net Realized Loss...............................      (1,628,449)
                                                                ------------
NET ASSETS..................................................    $214,713,590
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $161,956,847 and 9,374,835 shares of
    beneficial interest issued and outstanding).............    $      17.28
    Maximum sales charge (3.25%* of offering price).........             .58
                                                                ------------
    Maximum offering price to public........................    $      17.86
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $45,317,715 and 2,625,524 shares of
    beneficial interest issued and outstanding).............    $      17.26
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,439,028 and 431,087 shares of
    beneficial interest issued and outstanding).............    $      17.26
                                                                ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $     11,476,894
                                                              ----------------
EXPENSES:
Investment Advisory Fee.....................................           998,839
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $387,011, $448,739 and $66,026,
  respectively).............................................           901,776
Shareholder Services........................................           164,414
Trustees' Fees and Related Expenses.........................            37,645
Legal.......................................................            29,842
Custody.....................................................            15,707
Insurance...................................................             2,786
Other.......................................................           197,365
                                                              ----------------
    Total Expenses..........................................         2,348,374
    Less Credits Earned on Cash Balances....................             9,415
                                                              ----------------
    Net Expenses............................................         2,338,959
                                                              ----------------
NET INVESTMENT INCOME.......................................  $      9,137,935
                                                              ================
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $        361,015
  Futures...................................................           198,623
                                                              ----------------
Net Realized Gain...........................................           559,638
                                                              ----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        19,038,988
  End of the Period:
    Investments.............................................         1,324,073
                                                              ----------------
Net Unrealized Depreciation During the Period...............       (17,714,915)
                                                              ----------------
NET REALIZED AND UNREALIZED LOSS............................  $    (17,155,277)
                                                              ================
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $     (8,017,342)
                                                              ================

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Year Ended September 30, 1999, the Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                         Year Ended       Nine Months Ended       Year Ended
                                     September 30, 1999   September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............   $   9,137,935         $  6,106,945        $  8,171,627
Net Realized Gain...................         559,638            1,695,395           1,186,738
Net Unrealized
  Appreciation/Depreciation During
  the Period........................     (17,714,915)           3,409,163           4,996,359
                                       -------------         ------------        ------------
Change in Net Assets from
  Operations........................      (8,017,342)          11,211,503          14,354,724
                                       -------------         ------------        ------------
Distributions from Net Investment
  Income............................      (9,390,470)          (6,340,558)         (7,894,819)
Distributions in Excess of Net
  Investment Income.................        (276,952)                 -0-                 -0-
                                       -------------         ------------        ------------
Total Distributions from and in
  Excess of Net Investment
  Income*...........................      (9,667,422)          (6,340,558)         (7,894,819)
                                       -------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............     (17,684,764)           4,870,945           6,459,905
                                       -------------         ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........     169,414,699           29,485,437          21,168,004
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.....       5,772,779            3,827,238           4,809,591
Cost of Shares Repurchased..........    (138,683,257)         (17,753,835)        (30,260,768)
                                       -------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..............      36,504,221           15,558,840          (4,283,173)
                                       -------------         ------------        ------------
TOTAL INCREASE IN NET ASSETS........      18,819,457           20,429,785           2,176,732
NET ASSETS:
Beginning of the Period.............     195,894,133          175,464,348         173,287,616
                                       -------------         ------------        ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $(276,952),
  $252,535 and $486,148,
  respectively).....................   $ 214,713,590         $195,894,133        $175,464,348
                                       =============         ============        ============
      * DISTRIBUTIONS BY CLASS
Distributions from and in Excess of
Net Investment Income:
  Class A Shares....................   $  (7,590,523)        $ (5,158,867)       $ (6,593,552)
  Class B Shares....................      (1,810,361)          (1,050,450)         (1,190,355)
  Class C Shares....................        (266,538)            (131,241)           (110,912)
                                       -------------         ------------        ------------
                                       $  (9,667,422)        $ (6,340,558)       $ (7,894,819)
                                       =============         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                Year Ended       Nine Months Ended    -------------------------------------
Class A Shares              September 30, 1999   September 30, 1998    1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................           $18.768             $18.294         $17.605   $17.736   $15.802   $18.286
                                  -------             -------         -------   -------   -------   -------
Net Investment
  Income...............              .824                .638            .880      .857      .884      .912
Net Realized and
  Unrealized
  Gain/Loss............            (1.447)               .498            .658     (.145)    1.938    (2.484)
                                  -------             -------         -------   -------   -------   -------
Total from Investment
  Operations...........             (.623)              1.136           1.538      .712     2.822    (1.572)
Less Distributions from
  and in Excess of Net
  Investment Income....              .869                .662            .849      .843      .888      .912
                                  -------             -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period...........           $17.276             $18.768         $18.294   $17.605   $17.736   $15.802
                                  =======             =======         =======   =======   =======   =======
Total Return* (a)......            (3.44%)              6.38%**         8.93%     4.20%    18.28%    (8.75%)
Net Assets at End of
  the Period (In
  millions)............           $ 162.0             $ 151.0         $ 140.7   $ 142.5   $ 147.6   $ 130.3
Ratio of Expenses to
  Average Net
  Assets*..............              .92%                .88%            .96%     1.02%      .89%      .78%
Ratio of Net Investment
  Income to Average Net
  Assets*..............             4.52%               4.66%           4.96%     4.94%     5.23%     5.46%
Portfolio Turnover.....               44%                 21%**           46%       35%       42%       56%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets...               N/A                 N/A             N/A     1.03%     1.05%     1.08%
Ratio of Net Investment
  Income to Average
  Net Assets...........               N/A                 N/A             N/A     4.94%     5.07%     5.16%

** Non-Annualized.

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                               Year Ended       Nine Months Ended    -------------------------------------
    Class B Shares         September 30, 1999   September 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................           $18.758             $18.289         $17.603   $17.736   $15.805   $18.266
                                 -------             -------         -------   -------   -------   -------
Net Investment
  Income..............              .684                .526            .741      .720      .766      .785
Net Realized and
  Unrealized
  Gain/Loss...........            (1.447)               .506            .662     (.142)    1.926    (2.482)
                                 -------             -------         -------   -------   -------   -------
Total from Investment
  Operations..........             (.763)              1.032           1.403      .578     2.692    (1.697)
Less Distributions
  from and in Excess
  of Net Investment
  Income..............              .735                .563            .717      .711      .761      .764
                                 -------             -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period.......           $17.260             $18.758         $18.289   $17.603   $17.736   $15.805
                                 =======             =======         =======   =======   =======   =======
Total Return* (a).....            (4.20%)              5.76%**         8.19%     3.35%    17.33%    (9.39%)
Net Assets at End of
  the Period (In
  millions)...........           $  45.3             $  40.1         $  31.0   $  28.6   $  24.6   $  17.1
Ratio of Expenses to
  Average Net
  Assets*.............             1.68%               1.64%           1.72%     1.79%     1.61%     1.52%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............             3.76%               3.89%           4.18%     4.17%     4.51%     4.71%
Portfolio Turnover....               44%                 21%**           46%       35%       42%       56%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets..............               N/A        N/A.........             N/A     1.79%     1.77%     1.82%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............               N/A        N/A.........             N/A     4.16%     4.35%     4.41%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                              Year Ended       Nine Months Ended    -------------------------------------
Class C Shares            September 30, 1999   September 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of
the Period...........           $18.754             $18.286         $17.602   $17.736   $15.798   $18.257
                                -------             -------         -------   -------   -------   -------
Net Investment
  Income.............              .694                .529            .727      .722      .758      .773
Net Realized and
  Unrealized
  Gain/Loss..........            (1.457)               .502            .674     (.145)    1.941    (2.468)
                                -------             -------         -------   -------   -------   -------
Total from Investment
  Operations.........             (.763)              1.031           1.401      .577     2.699    (1.695)
Less Distributions
  from and in Excess
  of Net Investment
  Income.............              .735                .563            .717      .711      .761      .764
                                -------             -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period......           $17.256             $18.754         $18.286   $17.602   $17.736   $15.798
                                =======             =======         =======   =======   =======   =======
Total Return* (a)....            (4.15%)               5.70**         8.19%     3.35%    17.40%    (9.40%)
Net Assets at End of
  the Period (In
  millions)..........           $   7.4             $   4.8         $   3.8   $   2.2   $   1.8   $   2.8
Ratio of Expenses to
  Average Net
  Assets*............             1.69%               1.63%           1.71%     1.79%     1.60%     1.51%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............             3.75%               3.87%           4.15%     4.16%     4.50%     4.71%
Portfolio Turnover...               44%                 21%**           46%       35%       42%       56%

 *If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net
  Assets.............               N/A                 N/A             N/A     1.80%     1.75%     1.82%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............               N/A                 N/A             N/A     4.16%     4.34%     4.39%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $1,628,449, which will expire between September 30, 2002 and September 30, 2003.

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $214,561,590; the aggregate gross unrealized appreciation is $6,588,201 and the aggregate gross unrealized depreciation is $5,264,128, resulting in net unrealized appreciation on long- and short-term investments of $1,324,073.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Trust's custody fee was reduced by $9,415 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
----------------------------------------------------------------------
First $100 million....................................     .500 of 1%
Next $150 million.....................................     .450 of 1%
Next $250 million.....................................     .425 of 1%
Over $500 million.....................................     .400 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $19,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $99,500 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $116,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At September 30, 1999, capital aggregated $159,907,170, $47,220,345 and
$8,167,403 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                 SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,206,388    $ 147,459,959
  Class B....................................     905,506       16,519,855
  Class C....................................     298,867        5,434,885
                                               ----------    -------------
Total Sales..................................   9,410,761    $ 169,414,699
                                               ==========    =============
Dividend Reinvestment:
  Class A....................................     243,776    $   4,426,154
  Class B....................................      65,547        1,188,606
  Class C....................................       8,719          158,019
                                               ----------    -------------
Total Dividend Reinvestment..................     318,042    $   5,772,779
                                               ==========    =============
Repurchases:
  Class A....................................  (7,118,589)   $(127,545,738)
  Class B....................................    (486,135)      (8,765,169)
  Class C....................................    (131,471)      (2,372,350)
                                               ----------    -------------
Total Repurchases............................  (7,736,195)   $(138,683,257)
                                               ==========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $135,566,795, $38,277,053 and
$4,946,849 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                 SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A.....................................    896,618    $ 16,459,740
  Class B.....................................    595,781      10,920,471
  Class C.....................................    114,887       2,105,226
                                                ---------    ------------
Total Sales...................................  1,607,286    $ 29,485,437
                                                =========    ============
Dividend Reinvestment:
  Class A.....................................    167,488    $  3,075,115
  Class B.....................................     37,047         680,216
  Class C.....................................      3,916          71,907
                                                ---------    ------------
Total Dividend Reinvestment...................    208,451    $  3,827,238
                                                =========    ============
Repurchases:
  Class A.....................................   (709,317)   $(13,003,362)
  Class B.....................................   (188,629)     (3,456,135)
  Class C.....................................    (70,739)     (1,294,338)
                                                ---------    ------------
Total Repurchases.............................   (968,685)   $(17,753,835)
                                                =========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $129,035,302, $30,132,501 and
$4,064,054 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     692,287    $ 12,283,098
  Class B.....................................     403,552       7,140,419
  Class C.....................................      97,375       1,744,487
                                                ----------    ------------
Total Sales...................................   1,193,214    $ 21,168,004
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     224,209    $  3,981,636
  Class B.....................................      43,062         765,183
  Class C.....................................       3,529          62,772
                                                ----------    ------------
Total Dividend Reinvestment...................     270,800    $  4,809,591
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,319,813)   $(23,254,943)
  Class B.....................................    (375,548)     (6,651,902)
  Class C.....................................     (20,021)       (353,923)
                                                ----------    ------------
Total Repurchases.............................  (1,715,382)   $(30,260,768)
                                                ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 9,117 Class B shares automatically converted to Class A shares. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                    -----------------------
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      3.00%           1.00%
Second..........................................      2.50%            None
Third...........................................      2.00%            None
Fourth..........................................      1.00%            None
Fifth and Thereafter............................       None            None

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $40,000 and CDSC on redeemed shares of approximately $100,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $127,975,270 and $92,194,777, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying

                               September 30, 1999
--------------------------------------------------------------------------------

a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       -0-
Futures Opened............................................       580
Futures Closed............................................      (580)
                                                                ----
Outstanding at September 30, 1999.........................       -0-
                                                                ====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                               September 30, 1999
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $388,000.

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN MUNICIPAL INCOME FUND


  Van Kampen Municipal Income Fund (the "Fund") is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment-grade municipal securities.


  The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-6
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-22
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-27
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-30
Taxation....................................................   B-32
Fund Performance............................................   B-35
Other Information...........................................   B-38
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-38



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2000.

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

  The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1985 under the name Van Kampen Merritt Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Municipal Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



  Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of December 31, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                        DECEMBER 31,     CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Edward Jones & Co. .........................................   8,108,428         A         15.61%
  Attn: Mutual Fund Shareholder Accounting                       379,696         B          5.97%
  201 Progress Pkwy                                              104,619         C          8.93%
  Maryland Hts, MO 63043-3009
MLPF&S For the Sole Benefit of its Customers................     110,867         C          9.46%
  Attn: Fund Administration 97F05
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


  The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate municipal securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate municipal securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities.

The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



  The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.



ILLIQUID SECURITIES



  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



                             STRATEGIC TRANSACTIONS



  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS



  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund may not:



   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current market value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Invest more than 25% of its assets in a single industry, however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as hedging or risk management transactions in accordance with the requirements of the SEC and the CFTC.


   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies extent permitted by
      (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs.


  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 67                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
Age: 61                                     January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 51                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 47                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 46                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index Series
                                            since May 1999. Trustee/Director of each of the funds
                                            in the Fund Complex, and Vice President of other
                                            investment companies advised by the Advisers and their
                                            affiliates. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President
                                            of the Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover &
                                            Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 63                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 53                                     subsidiaries of Van Kampen Investments.
                                            Trustee/Director and President of each of the funds in
                                            the Fund Complex. Trustee, President and Chairman of
                                            the Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to May
                                            1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director
                                            of Dean Witter Discover & Co. and Dean Witter Realty.
                                            Prior to 1996, Director of Dean Witter Reynolds Inc.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 75                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers or Van Kampen Management Inc.
Age: 60                                     Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/ Managing General Partner of
                                            other investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 58                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network
233 South Wacker Drive                      system solutions, COMARCO, Inc., a wireless
Suite 9700                                  communications products company and APAC Customer
Chicago, IL 60606                           Services, Inc., a provider of outsourced customer
Date of Birth: 10/29/53                     contact services. Trustee/Director of each of the
Age: 46                                     funds in the Fund Complex. Prior to May 1996,
                                            President of Advance Ross Corporation, an
                                            international transaction services and pollution
                                            control equipment manufacturing company.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


  Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and
  Age: 57                              Van Kampen Management Inc. Executive Vice President and
                                       Chief Investment Officer of each of the funds in the Fund
                                       Complex, since 1998. Chief Investment Officer, Executive
                                       Vice President and Trustee/ Managing General Partner of
                                       other investment companies advised by the Advisers or Van
                                       Kampen Management Inc. ("Management Inc."), since the
                                       inception of funds advised by Advisory Corp. and
                                       Management Inc. and since 1998 for funds advised by Asset
                                       Management. Director of Global Decisions Group LLC, a
                                       financial research firm, and its affiliates MCM Asia
                                       Pacific and MCM Europe. Prior to 1998, President, Chief
                                       Operating Officer and a Director of the Advisers, Van
                                       Kampen American Capital Management, Inc.; Director of Van
                                       Kampen American Capital, Inc.; and President, Chief
                                       Executive Officer and Trustee of each of the funds advised by Advisory Corp. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996,
                                       Chief Executive Officer and Director of MCM Group, Inc.
                                       and McCarthy, Crisanti & Maffei, Inc., a financial
                                       research firm, and Chairman of MCM Asia Pacific Company,
                                       Limited and MCM (Europe) Limited. Prior to December 1991,
                                       Senior Vice President of Van Kampen Merritt Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van
  Vice President and Secretary         Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 43                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal Legal
                                       Officer and Secretary of other investment companies
                                       advised by the Advisers or their affiliates. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex. Prior to January 1999, Vice President and
                                       Associate General Counsel to New York Life Insurance
                                       Company ("New York Life"), and prior to March 1997,
                                       Associate General Counsel of New York Life. Prior to
                                       December 1993, Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of Chief
                                       Counsel.
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 44                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.
Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice
  Vice President                       President of each of the funds in the Fund Complex and
  Age:43                               certain other investment companies advised by the Advisers or their affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial research
                                       company.
Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President and Senior Portfolio
                                       Manager with AIM Capital Management, Inc. Prior to
                                       February 1998, Senior Vice President of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.
  Age: 53
Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
  Age: 44                              Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers or their affiliates.
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or
  Age: 40                              their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                             FUND COMPLEX
                                                      ----------------------------------------------------------
                                                           AGGREGATE            AGGREGATE             TOTAL
                                                          PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                            AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                           BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
        NAME(1)                 REGISTRANT(2)             EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
        -------            ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                   $15,220                 $40,303              $60,000            $126,000
Jerry D. Choate(1)                    6,754                       0               60,000              88,700
Linda Hutton Heagy                   15,220                   5,045               60,000             126,000
R. Craig Kennedy                     15,220                   3,571               60,000             125,600
Jack E. Nelson                       15,220                  21,664               60,000             126,000
Phillip B. Rooney                    13,820                   7,787               60,000             113,400
Fernando Sisto                       15,220                  72,060               60,000             126,000
Wayne W. Whalen                      15,220                  15,189               60,000             126,000
Suzanne H. Woolsey(1)                 6,754                       0               60,000              88,700
Paul G. Yovovich(1)                  14,020                   2,845               60,000             126,000


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the Trustees, including former Trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the Trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.

(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



  As of December 31, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A


           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                  TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN
             ---------              --------   --------   ------    -----    -------   ------    ------     -----    ------
Insured Tax Free Income Fund.......   9/30     $ 3,322    $1,483   $ 3,322   $ 3,322   $ 3,322   $ 3,122   $ 3,322   $ 3,322
 Tax Free High Income Fund.........   9/30       2,998     1,366     2,998     2,998     2,998     2,798     2,998     2,998
 California Insured Tax Free
   Fund............................   9/30       1,692       745     1,692     1,692     1,692     1,492     1,692     1,692
 Municipal Income Fund.............   9/30       2,781     1,241     2,781     2,781     2,781     2,581     2,781     2,781
 Intermediate Term Municipal Income
   Fund............................   9/30       1,460       631     1,460     1,460     1,460     1,260     1,460     1,460
 Florida Insured Tax Free Income
   Fund............................   9/30       1,488       646     1,488     1,488     1,488     1,288     1,488     1,488
 New York Tax Free Income Fund.....   9/30       1,479       642     1,479     1,479     1,479     1,279     1,479     1,479
                                               -------    ------   -------   -------   -------   -------   -------   -------
   Trust Total.....................            $15,220    $6,754   $15,220   $15,220   $15,220   $13,820   $15,220   $15,220
                                               =======    ======   =======   =======   =======   =======   =======   =======

                                          TRUSTEE
                                     ------------------
             FUND NAME               WOOLSEY   YOVOVICH
             ---------               -------   --------
Insured Tax Free Income Fund.......  $1,483    $ 3,122
 Tax Free High Income Fund.........   1,366      2,798
 California Insured Tax Free
   Fund............................     745      1,492
 Municipal Income Fund.............   1,241      2,581
 Intermediate Term Municipal Income
   Fund............................     631      1,260
 Florida Insured Tax Free Income
   Fund............................     646      1,288
 New York Tax Free Income Fund.....     642      1,479
                                     ------    -------
   Trust Total.....................  $6,754    $14,020
                                     ======    =======



                                                                         TABLE B



      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
          ---------            --------   --------   ------    -----    -------   ------    ------    -----    ------    --------
Insured Tax Free Income
Fund..........................   9/30     $ 3,322    $  819   $ 3,322   $1,661    $ 3,322   $ 3,122   $1,661   $ 3,322   $ 2,373
 Tax Free High Income Fund....   9/30       2,998       769     2,998    1,499      2,998     2,798    1,499     2,998     2,165
 California Insured Tax Free
   Fund.......................   9/30       1,692       471     1,692      846      1,692     1,492      846     1,692     1,216
 Municipal Income Fund........   9/30       2,781       707     2,781    1,391      2,781     2,581    1,391     2,781     1,991
 Intermediate Term Municipal
   Income Fund................   9/30       1,460       415     1,460      730      1,460     1,260      730     1,460     1,045
 Florida Insured Tax Free
   Income Fund................   9/30       1,488       423     1,488      744      1,488     1,288      744     1,488     1,069
 New York Tax Free Income
   Fund.......................   9/30       1,479       422     1,479      740      1,479     1,279      740     1,479     1,060
                                          -------    ------   -------   ------    -------   -------   ------   -------   -------
   Trust Total................            $15,220    $4,026   $15,220   $7,611    $15,220   $13,820   $7,611   $15,220   $10,919
                                          =======    ======   =======   ======    =======   =======   ======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                         TRUSTEES
                                 FISCAL    ---------------------------------------------------------------------
           FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY     NELSON    ROONEY     SISTO
           ---------            --------   --------   ------    -----    -------     ------    ------     -----
Insured Tax Free Income Fund...   9/30     $12,061    $  829   $13,428   $ 19,013   $ 28,191   $ 8,367   $ 6,888
 Tax Free High Income Fund.....   9/30      11,230       778    12,661     18,570     27,209     7,518     4,640
 California Insured Tax Free
   Fund........................   9/30       8,666       475    10,273     17,213     24,168     4,910     3,391
 Municipal Income Fund.........   9/30      12,068       715    14,058     23,404     33,528     7,594    12,202
 Intermediate Term Municipal
   Income Fund.................   9/30       8,217       418     9,855     16,976     23,638     4,454     3,172
 Florida Insured Tax Free
   Income Fund.................   9/30       8,268       426     9,902     10,914     18,313     4,505     3,197
 New York Tax Free Income
   Fund........................   9/30       4,537       425     3,611      5,706      8,667     3,632     1,967
                                           -------    ------   -------   --------   --------   -------   -------
     Trust Total...............            $65,047    $4,066   $73,788   $111,796   $163,714   $40,980   $35,457
                                           =======    ======   =======   ========   ========   =======   =======

                                      TRUSTEES                        FORMER TRUSTEES
                                 -------------------   ----------------------------------------------
           FUND NAME              WHALEN    YOVOVICH   CARUSO   GAUGHAN   MILLER     REES    ROBINSON
           ---------              ------    --------   ------   -------   ------     ----    --------
Insured Tax Free Income Fund...  $ 23,050   $ 2,479    $1,296   $1,064    $10,487   $    0   $ 17,113
 Tax Free High Income Fund.....    22,228     2,257         0    1,064     10,487        0     17,113
 California Insured Tax Free
   Fund........................    19,692     1,260         0    1,064     10,487        0     17,113
 Municipal Income Fund.........    27,189     2,076     2,778    1,306     14,169    7,077     22,359
 Intermediate Term Municipal
   Income Fund.................    19,249     1,080         0    1,064     10,487        0     17,113
 Florida Insured Tax Free
   Income Fund.................    15,409     1,105         0      496      6,656        0     12,280
 New York Tax Free Income
   Fund........................     7,188     1,096         0      158      2,682        0      4,783
                                 --------   -------    ------   ------    -------   ------   --------
     Trust Total...............  $134,005   $11,353    $4,074   $6,216    $65,455   $7,077   $107,874
                                 ========   =======    ======   ======    =======   ======   ========


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                TRUSTEE
                                      -------------------------------------------------------------------------------------------
FUND NAME                             BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                             --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Insured Tax Free Income Fund.........   1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund..........   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Fund...   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund..............   1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund.............................   1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund.............................   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund......   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998

                         INVESTMENT ADVISORY AGREEMENT



  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, the Adviser received approximately $4,580,700, $3,545,700 and $4,721,600, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Advisory Corp. received approximately $261,600, $219,300 and $207,300, respectively, in accounting services fees from the Fund.


  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Van Kampen Investments received $30,100, $26,600 and $25,000, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 1999........................   $1,348,405       $128,031
Fiscal Period Ended September 30, 1998......................   $  727,531       $ 78,171
Fiscal Year Ended December 31, 1997.........................   $  939,551       $111,895


  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.



  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  For shares sold prior to the implementation date of the Distribution Plan, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Distribution Plan, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.


  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1999, there were $2,371,367 and $42,954 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 2.23% and 0.25% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,453,154 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,475,405 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,187,195 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $288,210 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $162,177 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $64,877 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $97,300 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT


  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                           MORGAN      DEAN
                                                              BROKERS     STANLEY     WITTER
                                                              --------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 1999......................  $311,376      --         --
  Fiscal period ended September 30, 1998....................  $362,296      --         --
  Fiscal year ended December 31, 1997.......................  $868,930      --         --
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...........                 0%         0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 0%         0%



  During the fiscal year ended September 30, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


  A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



  All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



  Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemption out of that Fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



  This policy does not apply to money market funds, systematic exchange plans or employee-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES


  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.



  Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.



                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A



  As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge
("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC -- Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES


  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

  A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and at least 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income and net tax-exempt interest necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS


  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally taxable income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES



  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING



  The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends.



GENERAL





  The federal, income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.


  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 1999 was -8.81%, (ii) the five-year period ended September 30, 1999 was 4.57% and (iii) the approximately nine-year, two month period from August 1, 1990 (the commencement of distribution for Class A Shares of the Fund) through September 30, 1999 was 5.99%.



  The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1999 was 4.94%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 5.56%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 8.69%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 70.40%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 78.88%.


CLASS B SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 1999 was -8.58%, (ii) the five-year period ended September 30, 1999 was 4.56% and (iii) the approximately seven-year, one month period from August 24, 1992 (the commencement of distribution for Class B Shares of the Fund) through September 30, 1999 was 4.47%.



  The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1999 was 4.41%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 5.05%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 7.89%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (the commencement of distribution for Class B Shares) to September 30, 1999 was 35.22%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (the commencement of distribution for Class B Shares) to September 30, 1999 was 36.37%.


CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 1999 was -5.80%, (ii) the five-year period ended September 30, 1999 was 4.79% and (iii) the approximately six-year, one month period from August 13, 1993 (the commencement of distribution for Class C Shares of the Fund) through September 30, 1999 was 3.39%.



  The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1999 was 4.43%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 5.06%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 7.91%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares) to September 30, 1999 was 22.65%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (the commencement of distribution for Class C Shares) to September 30, 1999 was 22.65%.



  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION


CUSTODY OF ASSETS



  All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.



SHAREHOLDER REPORTS



  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS


  KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


LEGAL COUNSEL


  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP SIG

Chicago, Illinois
November 9, 1999

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  108.4%
          ALABAMA  1.9%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN
          Inc Expansion Proj...................   7.500%     09/15/11    $  2,217,306
  2,930   Alabama Wtr Pollutn Ctl Auth
          Revolving Fd Ln Ser A (AMBAC Insd)
          (b)..................................   6.750      08/15/17       3,151,801
    350   Bessemer, AL Indl Dev Brd ROHN Inc
          Proj.................................   9.000      09/15/01         362,982
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc
          Proj.................................   9.500      09/15/11       2,082,447
    240   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg.................................   6.950      01/01/20          83,181
  1,000   Montgomery, AL Med Clinic Brd Jackson
          Hosp & Clinic (AMBAC Insd)...........   5.875      03/01/16       1,008,530
  2,000   West Jefferson Cnty, AL Amusement &
          Pub Pk Auth First Mtg Visionland
          Proj.................................   6.375      02/01/29       1,666,940
  5,150   West Jefferson Cnty, AL Amusement &
          Pub Pk Auth First Mtg Visionland Proj
          (Prerefunded @ 12/01/06).............   8.000      12/01/26       6,228,255
                                                                         ------------
                                                                           16,801,442
                                                                         ------------
          ALASKA  0.8%
     10   Alaska Energy Auth Pwr Rev Bradley
          Lake Proj Ser 1 (BIGI Insd)..........   6.250      07/01/21          10,017
  1,000   Alaska Indl Dev & Expt Auth Pwr Rev
          Upper Lynn Canal Regl Pwr............   5.700      01/01/12         930,300
  1,800   Alaska Indl Dev & Expt Auth Pwr Rev
          Upper Lynn Canal Regl Pwr............   5.875      01/01/32       1,612,170
  1,650   Juneau, AK City & Borough Nonrecourse
          Rev..................................   6.875      12/01/25       1,614,542
  3,265   North Slope Borough, AK Cap Apprec
          Ser A (MBIA Insd)....................    *         06/30/10       1,850,928
  1,000   Valdez, AK Marine Term Rev Sohio
          Pipeline Rfdg........................   7.125      12/01/25       1,071,860
                                                                         ------------
                                                                            7,089,817
                                                                         ------------
          ARIZONA  2.2%
  1,000   Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Rfdg............   6.500      07/01/09       1,044,210
  1,000   Peoria, AZ Indl Dev Auth Rev Sierra
          Winds Life Ser A Rfdg................   6.500      08/15/31         950,440

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$   590   Pima Cnty, AZ Indl Dev Auth Single
          Family Mtg Rev (GNMA
          Collateralized)......................   6.625%     11/01/14    $    606,555
  5,220   Pinal Cnty, AZ Sch Dist No 8
          Mammoth Ser A (b)....................   9.500      07/01/10       5,534,401
    500   Scottsdale, AZ Indl Dev Auth Rev
          First Mtg Westminster Vlg Ser A
          Rfdg.................................   8.250      06/01/15         545,095
  1,875   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg (AMBAC
          Insd)................................   6.000      09/01/12       1,932,112
  1,750   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg (AMBAC
          Insd)................................   6.125      09/01/17       1,774,553
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev
          Lockheed Aermod Cent Inc.............   8.700      09/01/19       7,372,750
                                                                         ------------
                                                                           19,760,116
                                                                         ------------
          ARKANSAS  0.9%
  5,090   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser
          A (d)................................   7.500      01/31/06       4,886,400
  5,470   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser
          B (d)(g).............................   7.500      01/31/06       1,641,000
  1,835   Jackson Cnty, AR Hlthcare Fac Brd
          First Mtg Hosp Rev Newport Hosp &
          Clinic Inc...........................   7.375      11/01/11       1,832,651
                                                                         ------------
                                                                            8,360,051
                                                                         ------------
          CALIFORNIA  9.7%
  7,195   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impt Proj C (FSA
          Insd)................................    *         09/01/21       2,017,838
  4,900   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impt Proj C (FSA
          Insd)................................    *         09/01/25       1,078,784
  5,000   Anaheim, CA Pub Fin Auth Lease Rev
          Cap Apprec Sub Pub Impt Proj C (FSA
          Insd)................................    *         09/01/26       1,038,350
  5,000   Anaheim, CA Pub Fin Auth Lease Rev
          Sub Cap Apprec Pub Impt Proj Ser C
          (FSA Insd)...........................    *         09/01/32         723,800
  4,990   California Edl Fac Auth Rev College
          of Osteopathic Med Pacific
          (Prerefunded @ 06/01/03).............   7.500      06/01/18       5,526,226
  2,880   California Edl Fac Auth Rev Univ of
          La Verne.............................   6.300      04/01/09       2,979,159
  9,650   California St (FGIC Insd)............   4.500      12/01/24       7,960,575

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 4,210   Campbell, CA Union Sch Dist Rfdg
          (FGIC Insd)..........................    *         08/01/19    $  1,347,874
  4,225   Delano, CA Ctfs Partn Ser A
          (Prerefunded @ 01/01/03) (b).........   9.250%     01/01/22       4,921,153
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................    *         09/01/10       1,459,781
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................    *         09/01/11       2,996,191
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................    *         09/01/13       1,718,952
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev (AMBAC Insd).....................    *         09/01/14       2,226,354
    875   Fairfield, CA Hsg Auth Mtg Rev
          Creekside Estates Proj Rfdg
          (Prerefunded @ 08/01/02).............   7.875      02/01/15         978,066
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev (MBIA Insd)..............    *         01/15/17       1,089,390
 21,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................    *         01/15/24       4,583,460
  3,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................    *         01/15/27       1,594,530
 15,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................    *         01/15/30       2,228,250
 54,635   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................    *         01/15/32       7,133,692
 15,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................    *         01/15/36       1,506,000
 15,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev..........................    *         01/15/38       1,326,300
  2,825   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec (AMBAC
          Insd)................................    *         09/01/15       1,159,126
  1,155   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec (AMBAC
          Insd)................................    *         09/01/19         364,472
  1,265   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec (AMBAC
          Insd)................................    *         09/01/22         330,342
  1,380   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec (AMBAC
          Insd)................................    *         09/01/25         300,012
  3,500   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev Cap Apprec (AMBAC
          Insd)................................    *         09/01/25         718,130
    900   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....    *         06/01/10         521,253
    800   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....    *         06/01/11         434,248

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   700   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....    *         06/01/12    $    356,160
    700   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....    *         06/01/13         333,200
    700   Monterey, CA Regl Wastewtr Fin Auth
          Wastewtr Contract Rev (FSA Insd).....    *         06/01/14         311,115
  5,000   Murrieta Vly, CA Uni Sch Dist Ser A
          (FGIC Insd)..........................    *         09/01/20       1,492,050
  5,255   Murrieta Vly, CA Uni Sch Dist Ser A
          (FGIC Insd)..........................    *         09/01/22       1,387,635
  1,650   Riverside Cnty, CA Air Force Vlg West
          Inc Ser A Rfdg (Prerefunded @
          06/15/02)............................   8.125%     06/15/20       1,847,241
  9,000   Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev Riverside Cnty Hosp
          Proj (MBIA Insd).....................    *         06/01/21       2,539,440
  3,300   Sacramento, CA City Fin Auth Rev Sr
          Convention Cent Hotel Ser A..........   6.250      01/01/30       3,146,220
 25,000   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Ser A Rfdg (MBIA
          Insd)................................    *         01/15/32       3,734,750
 29,535   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................    *         01/15/25       6,712,124
 11,155   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................    *         01/15/26       2,390,851
 13,880   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................    *         01/15/28       2,645,944
                                                                         ------------
                                                                           87,159,038
                                                                         ------------
          COLORADO  4.6%
  2,840   Adams Cnty, CO Single Family Mtg Rev
          Ser A (b)............................   8.875      08/01/11       3,694,897
  3,985   Adams Cnty, CO Single Family Mtg Rev
          Ser A (b)............................   8.875      08/01/12       5,275,104
    300   Berry Creek Metro Dist CO Rfdg &
          Impt.................................   8.250      12/01/11         316,170
    200   Berry Creek Metro Dist CO Rfdg & Impt
          (Prerefunded @ 12/01/01).............   8.250      12/01/11         218,766
    987   Bowles Metro Dist CO (Prerefunded @
          12/01/05)............................   7.750      12/01/15       1,136,530
  2,000   Denver, CO City & Cnty Arpt Rev Ser
          A (b)................................   7.000      11/15/99       2,006,820
  4,570   Denver, CO City & Cnty Arpt Rev Ser
          A (b)................................   8.000      11/15/25       4,813,764

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 6,200   Denver, CO City & Cnty Spl Fac Arpt
          Rev United Airls Proj Ser A..........   6.875%     10/01/32    $  6,376,328
  6,290   E-470 Pub Hwy Auth CO Rev Cap Apprec
          Sr Ser B Rfdg (MBIA Insd)............    *         09/01/22       1,629,802
  1,000   Edgewater, CO Redev Auth Tax
          Increment Rev........................   6.750      12/01/08       1,088,010
  1,320   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........    *         12/15/14         593,446
  1,420   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........    *         12/15/15         601,796
  1,420   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........    *         12/15/16         564,223
  1,330   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)..........    *         12/15/18         464,622
  3,690   Jefferson Cnty, CO Residential Mtg
          Rev..................................  11.500      09/01/12       5,761,566
  5,000   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................   7.500      12/01/11       5,303,900
  1,960   Northern Metro Dist CO Adams Cnty
          Rfdg.................................   6.500      12/01/16       2,011,822
                                                                         ------------
                                                                           41,857,566
                                                                         ------------
          CONNECTICUT  1.6%
  3,005   Connecticut St Hlth & Edl Fac Auth
          Rev Nursing Home Pgm AHF/Hartford
          (Prerefunded @ 11/01/04) (b).........   7.125      11/01/14       3,400,188
    495   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A -- Private
          Placement (a)........................   6.500      09/01/06         547,549
  2,530   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A -- Private
          Placement (a)........................   6.400      09/01/11       2,645,140
  2,470   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A -- Private
          Placement (Prerefunded @ 09/01/07)
          (a)..................................   6.400      09/01/11       2,755,903
  4,000   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144A -- Private
          Placement (a)........................   5.750      09/01/18       3,794,480
  1,500   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144A -- Private
          Placement (a)........................   5.750      09/01/27       1,396,770
                                                                         ------------
                                                                           14,540,030
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.6%
$ 2,500   District of Columbia Rev Natl Pub
          Radio Ser A (b)......................   7.700%     01/01/23    $  2,644,050
  3,000   Washington Dist of Columbia
          Convention Cent Auth Dedicated Tax
          Rev (AMBAC Insd).....................   5.250      10/01/12       2,943,240
                                                                         ------------
                                                                            5,587,290
                                                                         ------------
          FLORIDA  5.1%
    275   Atlantic Beach, FL Rev Fleet Landing
          Proj Ser A Rfdg & Impt...............   7.500      10/01/02         280,841
    500   Atlantic Beach, FL Rev Fleet Landing
          Proj Ser A Rfdg & Impt...............   7.875      10/01/08         543,355
  1,490   Broward Cnty, FL Res Recovery Rev
          Waste Energy North Proj..............   7.950      12/01/08       1,542,299
  1,950   Broward Cnty, FL Res Recovery Rev
          Waste Energy South Proj..............   7.950      12/01/08       2,018,445
  2,500   Cocoa, FL Wtr & Swr Rev Rfdg (FGIC
          Insd)................................   4.500      10/01/22       2,042,150
  9,000   Dade Cnty, FL Gtd Entitlement Rev Cap
          Apprec Ser A Rfdg (MBIA Insd)........    *         02/01/18       3,014,820
  1,800   Florida Hsg Fin Corp Rev Hsg Beacon
          Hill Apts Ser C......................   6.610      07/01/38       1,722,564
  3,000   Florida Hsg Fin Corp Rev Hsg Cypress
          Trace Apts Ser G.....................   6.600      07/01/38       2,880,480
  2,000   Florida Hsg Fin Corp Rev Hsg
          Westchase Apts Ser B.................   6.610      07/01/38       1,920,400
    560   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A Rfdg...........................   7.250      06/01/23         581,437
    590   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A Rfdg (Prerefunded @
          06/01/00)............................   7.250      06/01/23         615,405
  4,845   Hillsborough Cnty, FL Edl Fac Univ
          Tampa Proj Rfdg......................   5.750      04/01/18       4,713,361
  2,875   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg...........................   7.875      12/15/25       2,981,835
  1,500   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Twr
          Rfdg.................................   8.750      07/01/26       1,671,915
    595   Orange Cnty, FL Tourist Dev Tax Rev
          (AMBAC Insd).........................   6.000      10/01/16         602,396

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   405   Orange Cnty, FL Tourist Dev Tax Rev
          (Prerefunded @ 10/01/00) (AMBAC
          Insd)................................   6.000%     10/01/16    $    413,946
  7,000   Orlando, FL Util Comm Wtr & Elect
          Rev..................................   5.600      10/06/17       6,952,960
  4,095   Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Kobernick/Meadow Pk
          (Prerefunded @ 07/01/02).............  10.000      07/01/22       4,720,225
  5,000   Sarasota Cnty, FL Pub Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A
          (Embedded Cap) (MBIA Insd)...........   6.688      10/01/21       4,712,500
    980   Tampa Palms, FL Open Space & Tran
          Cmnty Dev Dist Rev Cap Impt Area 7
          Proj.................................   7.500      05/01/18       1,012,732
    835   Tampa Palms, FL Open Space & Tran
          Cmnty Dev Dist Rev Cap Impt Area 7
          Proj.................................   8.500      05/01/17         894,661
                                                                         ------------
                                                                           45,838,727
                                                                         ------------
          GEORGIA  3.9%
  3,000   Atlanta, GA Arpt Fac Rev (b).........   6.250      01/01/21       3,070,800
  2,000   Atlanta, GA Urban Residential Fin
          Auth Multi-Family Rev Proj Ser A.....   6.750      07/01/30       1,932,000
  2,000   Fulton Cnty, GA Hsg Auth Multi-Family
          Hsg Rev..............................   6.500      02/01/28       1,929,660
  2,000   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj Rfdg
          (MBIA Insd) (c)......................   5.500      07/01/20       1,875,020
 20,000   Georgia Loc Govt Ctfs Partn Grantor
          Tr Ser A (MBIA Insd).................   4.750      06/01/28      16,899,200
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X
          (MBIA Insd)..........................   6.500      01/01/20       1,655,370
  9,070   Municipal Elec Auth GA Proj One Sub
          Ser A (MBIA Insd)....................   4.500      01/01/19       7,578,348
                                                                         ------------
                                                                           34,940,398
                                                                         ------------
          HAWAII  2.6%
  3,220   Hawaii St Ser CT (FSA Insd)..........   5.750      09/01/14       3,276,833
  5,500   Hawaii St Ser CT (FSA Insd)..........   5.875      09/01/16       5,603,620
  4,055   Hawaii St Arpts Sys Rev Ser 1993
          (MBIA Insd)..........................   6.350      07/01/07       4,356,327
  2,350   Hawaii St Dept Trans Spl Fac Rev
          Continental Airls Inc................   9.700      06/01/20       2,460,591
  2,365   Hawaii St Dept Trans Spl Fac Rev
          Continental Airls Inc................   5.625      11/15/27       2,077,109

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          HAWAII (CONTINUED)
$ 1,475   Hawaii St Harbor Cap Impt Rev (FGIC
          Insd)................................   6.350%     07/01/07    $  1,587,247
  1,560   Hawaii St Harbor Cap Impt Rev (FGIC
          Insd)................................   6.400      07/01/08       1,681,384
    500   Hawaii St Harbor Cap Impt Rev (MBIA
          Insd)................................   7.000      07/01/17         518,785
  4,500   Honolulu, HI City & Cnty Wastewtr Sys
          Rev (FGIC Insd)......................    *         07/01/15       1,822,770
                                                                         ------------
                                                                           23,384,666
                                                                         ------------
          ILLINOIS  14.5%
  4,180   Bedford Park, IL Tax Increment Rev Sr
          Lien Bedford City Sq Proj (b)........   9.250      02/01/12       4,587,132
  1,710   Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)..........................    *         01/01/29         301,114
  1,350   Bridgeview, IL Tax Increment Rev
          Rfdg.................................   9.000      01/01/11       1,505,831
  6,375   Broadview, IL Tax Increment Rev Sr
          Lien.................................   8.250      07/01/13       7,366,376
  3,000   Chicago, IL Lakefront Millenium Pkg
          Fac (MBIA Insd)......................    *         01/01/19       2,013,480
 13,600   Chicago, IL Brd Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)...............    *         12/01/22       3,411,288
  7,500   Chicago, IL Brd Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)...............    *         12/01/29       1,221,075
  6,800   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............    *         12/01/19       2,059,788
  5,000   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............    *         12/01/20       1,424,550
  6,375   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............    *         12/01/21       1,701,041
  5,000   Chicago, IL Brd Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).............    *         12/01/27         919,150
  1,000   Chicago, IL Gas Supply Rev Ser A.....   8.100      05/01/20       1,040,960
  1,000   Chicago, IL Metro Wtr Reclamation
          Dist Gtr Chicago.....................   7.000      01/01/11       1,151,320
 10,000   Chicago, IL O'Hare Intl Arpt Rev
          Second Lien Genl Arpt Rfdg (AMBAC
          Insd) (c)............................   5.500      01/01/15       9,752,300
  6,000   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Proj Ser B..........   5.200      04/01/11       5,591,100

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,000   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc (b).............   8.500%     05/01/18    $  4,155,760
  4,660   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Ser B...........   8.950      05/01/18       4,975,901
  1,945   Chicago, IL Single Family Mtg Rev Ser
          A (GNMA Collateralized)..............   7.000      09/01/27       2,084,204
    450   Chicago, IL Tax Increment Alloc Santn
          Drain & Ship Canal Ser A.............   7.375      01/01/05         463,437
  1,000   Chicago, IL Tax Increment Alloc Santn
          Drain & Ship Canal Ser A.............   7.750      01/01/14       1,056,980
  1,000   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)...   8.750      01/01/07       1,227,020
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............    *         12/01/07       1,499,838
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............    *         12/01/08       1,413,360
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............    *         12/01/09       1,333,224
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............    *         12/01/10       1,251,820
  2,265   Cook Cnty, IL Cons High Sch Dist No
          200 Oak Park (FSA Insd)..............    *         12/01/11       1,173,111
  1,000   Crestwood, IL Tax Increment Rev
          Rfdg.................................   7.250      12/01/08       1,044,680
  1,100   Hodgkins, IL Tax Increment...........   9.500      12/01/09       1,222,364
  1,500   Hodgkins, IL Tax Increment Ser A
          Rfdg.................................   7.625      12/01/13       1,608,540
  1,450   Hoopeston, IL Hosp Cap Impt Rev
          Hoopeston Cmnty Mem Hosp Rfdg........   6.550      11/15/29       1,388,477
  1,500   Huntley, IL Increment Alloc Rev
          Huntley Redev Proj Ser A.............   8.500      12/01/15       1,682,940
  1,000   Huntley, IL Spl Svc Area No 10 Spl
          Tax Ser A............................   6.500      03/01/29         960,140
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev
          Libertyville Towers Ser A............   6.500      09/01/09       1,030,560
    505   Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj..................   8.000      11/15/06         538,921

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Illinois Edl Fac Auth Rev Lake Forest
          College (Prerefunded @ 10/01/01) (FSA
          Insd)................................   6.750%     10/01/21    $  1,068,090
  1,000   Illinois Edl Fac Auth Rev
          Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01).............   6.900      12/01/21       1,074,710
  1,000   Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj......................   7.500      08/15/26       1,049,010
  1,440   Illinois Hlth Fac Auth Rev Silver
          Cross Hosp & Med Rfdg................   5.500      08/15/19       1,321,776
  4,150   Illinois Hlth Fac Auth Rev Silver
          Cross Hosp & Med Rfdg................   5.500      08/15/25       3,649,593
  2,000   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Proj B (Prerefunded @
          10/01/02)............................   9.000      10/01/22       2,285,160
  4,100   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Proj Ser A (Prerefunded @
          10/01/02)............................   9.500      10/01/22       4,731,523
  1,500   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Ser A Rfdg...............   7.400      08/15/23       1,592,910
    485   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D.......................   9.500      11/15/15         525,396
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp
          (Prerefunded @ 05/01/02).............   7.250      05/01/22       1,085,610
  1,000   Illinois Hlth Fac Auth Rev
          Northwestern Mem Hosp (b)............   6.750      08/15/11       1,059,250
  2,600   Illinois Hlth Fac Auth Rev Utd Med
          Cent (Prerefunded @ 07/01/03) (b)....   8.375      07/01/12       2,932,956
    650   Illinois Hsg Dev Auth Residential Mtg
          Rev (Inverse Fltg)...................   9.359      02/13/18         703,625
  1,450   McLean & Woodford Cntys, IL Cmty Unit
          Sch Dist No 005 Normal...............   4.500      01/01/16       1,224,061
    750   Metropolitan Pier & Exposition Auth
          IL Dedicated St Tax Rev (FGIC
          Insd)................................   5.250      12/15/28         680,978
    895   Mill Creek Wtr Reclamation Dist IL
          Sew Rev..............................   8.000      03/01/10         978,512
    540   Mill Creek Wtr Reclamation Dist IL
          Wtrwrks Rev..........................   8.000      03/01/10         590,387
  1,000   Palatine, IL Tax Increment Rev
          Rand/Dundee Cent Proj (Prerefunded @
          01/01/07)............................   7.750      01/01/17       1,150,620
  2,425   Regional Tran Auth IL Rfdg (FSA
          Insd)................................   5.750      06/01/16       2,475,755

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,800   Regional Tran Auth IL Ser A (AMBAC
          Insd)................................   8.000%     06/01/17    $  3,545,584
  7,500   Robbins, IL Res Recovery Rev.........   8.375      10/15/16       4,031,250
  3,000   Robbins, IL Res Recovery Rev
          Recreation Robbins Res Partn Ser B...   8.375      10/15/16       1,612,500
    745   Round Lake Beach, IL Tax Increment
          Rev Rfdg.............................   7.200      12/01/04         789,566
    500   Round Lake Beach, IL Tax Increment
          Rev Rfdg.............................   7.500      12/01/13         535,250
  1,525   Saint Charles, IL Indl Dev Rev
          Tri-City Cent Proj...................   7.500      11/01/13       1,555,713
  7,185   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................    *         10/01/20       1,976,737
  7,910   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................    *         10/01/25       1,573,378
  8,260   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................    *         10/01/27       1,445,170
  8,655   Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd)................................    *         10/01/29       1,335,467
  1,000   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................    *         04/01/18         335,530
  5,500   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................    *         04/01/22       1,437,755
  2,000   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................    *         04/01/24         461,840
  1,100   Southern IL Univ Rev Cap Apprec Hsg &
          Aux Ser A (MBIA Insd)................    *         04/01/28         198,198
  1,240   Southern IL Univ Rev Hsg & Aux Fac
          Sys Ser A (MBIA Insd)................   5.800      04/01/10       1,286,488
  3,370   Will Cnty, IL Comnty Unit Sch Dist No
          365 U Vly View Ser B (FSA Insd)......    *         11/01/18       1,092,453
  2,370   Will Cnty, IL Fst Presv Dist Ser B
          (FGIC Insd)..........................    *         12/01/14         999,998
  4,270   Will Cnty, IL Fst Presv Dist Ser B
          (FGIC Insd)..........................    *         12/01/15       1,688,742
                                                                         ------------
                                                                          130,239,323
                                                                         ------------
          INDIANA  2.6%
  1,000   East Chicago, IN Exempt Fac Inland
          Steel Co Proj No 14..................   6.700      11/01/12         957,010
  2,750   Elkhart Cnty, IN Hosp Auth Rev
          Elkhart Genl Hosp Inc (Prerefunded @
          07/01/02)............................   7.000      07/01/12       2,986,115
  1,650   Indiana Bond Bank Spl Pgm Hendricks
          Redev Ser B (LOC: Canadian Imperial
          Bank Insd)...........................   6.125      02/01/17       1,683,907

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$ 3,125   Indiana Bond Bank Spl Pgm Hendricks
          Redev Ser B (LOC: Canadian Imperial
          Bank Insd)...........................   6.200%     02/01/23    $  3,196,875
  2,000   Indiana Hlth Fac Fin Auth Rev Hoosier
          Care Proj Ser A......................   7.125      06/01/34       1,923,200
    990   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj.....................   6.300      12/01/23         902,167
  2,000   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj.....................   6.400      12/01/33       1,804,320
  7,920   Indiana St Dev Fin Auth Environmental
          USX Corp Proj Rfdg & Impt (b)........   6.250      07/15/30       7,724,772
    550   Indianapolis, IN Loc Pub Impt Bond
          Bank Ser D...........................   6.750      02/01/14         617,930
    140   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................    *         06/30/11          55,730
    140   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................    *         06/30/12          51,528
    135   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................    *         06/30/13          45,942
    130   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................    *         06/30/14          40,905
    130   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................    *         06/30/15          37,820
    135   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................    *         06/30/16          36,314
    225   Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B..................    *         06/30/17          55,960
  1,500   Wells Cnty, IN Hosp Auth Rev
          Caylor-Nickel Med Cent Inc Rfdg......   8.500      04/15/03       1,610,790
                                                                         ------------
                                                                           23,731,285
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          IOWA  0.7%
$ 2,045   Iowa Fin Auth Hosp Fac Rev Trinity
          Regl Hosp Proj (FSA Insd)............   6.000%     07/01/07    $  2,174,244
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity
          Regl Hosp Proj (FSA Insd)............   5.750      07/01/17       2,479,175
  2,000   Iowa Fin Auth Multi-Family Rev Hsg
          Hamlet Apts Proj A Rfdg (GNMA
          Collateralized)......................   6.150      05/01/32       2,040,480
                                                                         ------------
                                                                            6,693,899
                                                                         ------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton Hlthcare
          Corp Ser A (Prerefunded @
          11/15/04)............................   7.750      11/15/24       1,148,130
                                                                         ------------
          KENTUCKY  1.4%
  1,000   Bowling Green, KY Indl Dev Rev Coltec
          Inds Inc Rfdg........................   6.550      03/01/09       1,013,110
 10,950   Jefferson Cnty, KY Cap Proj Corp Rev
          Muni Multi-Lease Ser A...............    *         08/15/14       3,919,662
  2,800   Jefferson Cnty, KY Hosp Rev (Inverse
          Fltg) (MBIA Insd)....................   8.901      10/09/08       3,125,500
  1,200   Jefferson Cnty, KY Hosp Rev (Inverse
          Fltg) (Prerefunded @ 10/29/02) (MBIA
          Insd)................................   8.931      10/09/08       1,365,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent
          Rev Ashland Hosp Corp Ser A Rfdg &
          Impt (FSA Insd)......................   6.125      02/01/12       1,315,600
    935   Kentucky Hsg Corp Hsg Rev Ser D
          (FHA/VA Gtd).........................   7.450      01/01/23         971,755
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser
          A....................................   5.500      07/01/07       1,001,650
                                                                         ------------
                                                                           12,712,277
                                                                         ------------
          LOUISIANA  1.1%
    500   Hodge, LA Util Rev Stone Container
          Corp Ser 1990........................   9.000      03/01/10         515,255
  5,755   Jefferson, LA Sales Tax Dist Spl
          Sales Tax Rev (FSA Insd).............    *         12/01/15       2,304,820
  1,990   Lafayette, LA Econ Dev Auth Indl Dev
          Rev Advanced Polymer Proj Ser 1985...  10.000      11/15/04       2,418,029
  1,000   Lake Charles, LA Harbor & Terminal
          Dist Port Fac Rev Trunkline Rfdg.....   7.750      08/15/22       1,101,160

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          LOUISIANA (CONTINUED)
$   380   Louisiana Pub Fac Auth Rev Indl Dev
          Beverly Enterprises Inc Rfdg.........   8.250%     09/01/08    $    406,516
  1,000   New Orleans, LA Rfdg (FGIC Insd).....   5.500      12/01/21         981,700
    700   Port New Orleans, LA Indl Dev Rev
          Avondale Inds Inc Proj Rfdg..........   8.250      06/01/04         741,356
  1,400   West Feliciana Parish, LA Pollutn Ctl
          Rev Gulf States Util Co Proj Ser A...   7.500      05/01/15       1,492,694
                                                                         ------------
                                                                            9,961,530
                                                                         ------------
          MARYLAND  0.3%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser A
          Rfdg.................................   7.550      06/01/17       1,578,150
  1,650   Maryland St Econ Dev Corp Student Hsg
          Rev..................................   5.750      06/01/29       1,516,267
                                                                         ------------
                                                                            3,094,417
                                                                         ------------
          MASSACHUSETTS  2.4%
  1,000   Boston, MA Rev Boston City Hosp Ser A
          (FHA Gtd) (Prerefunded @ 08/15/00)...   7.625      02/15/21       1,050,440
  1,315   Massachusetts Edl Ln Auth Rev Edl Ln
          Rev Muni Forwards Issue E Ser A
          (AMBAC Insd).........................   7.000      01/01/10       1,379,948
  1,000   Massachusetts St Dev Fin Agy Rev
          Hillcrest Educ Cent Inc..............   6.375      07/01/29         963,170
  1,000   Massachusetts St Dev Fin Agy Rev
          HlthCare Fac Alliance Ser A..........   7.100      07/01/32         993,550
  6,200   Massachusetts St Hlth & Edl Fac Auth
          Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) (f)......   3.100/     07/01/13       5,790,490
                                                  5.000
  1,500   Massachusetts St Indl Fin Agy
          Hillcrest Edl Cent Inc Proj..........   8.450      07/01/18       1,716,645
  5,000   Massachusetts St Indl Fin Agy Rev
          First Mtg Reeds Landing Proj.........   8.625      10/01/23       5,452,900
    970   Massachusetts St Indl Fin Agy Rev Gtr
          Lynn Mental Hlth Assoc Proj
          (Prerefunded @ 06/01/04).............   8.800      06/01/14       1,213,130

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 1,000   Massachusetts St Indl Fin Agy Rev Wtr
          Treatment American Hingham...........   6.600%     12/01/15    $  1,040,290
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A
          (Prerefunded @ 10/01/02).............   7.000      04/01/22       2,186,400
                                                                         ------------
                                                                           21,786,963
                                                                         ------------
          MICHIGAN  2.2%
  3,500   Detroit, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @
          07/01/06) (b)........................   6.200      07/01/17       3,831,345
  1,000   Detroit, MI Loc Dev Fin Auth Ser C...   6.850      05/01/21         994,240
    650   Grand Traverse Cnty, MI Hosp Fin Auth
          Hosp Rev Ser A Rfdg (AMBAC Insd).....   6.250      07/01/12         686,160
  1,350   Grand Traverse Cnty, MI Hosp Fin Auth
          Hosp Rev Ser A Rfdg (Prerefunded @
          07/01/02) (AMBAC Insd)...............   6.250      07/01/12       1,441,381
  1,500   Grand Valley, MI St Univ Rev Gen
          (FGIC Insd)..........................   5.500      02/01/18       1,490,460
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmty Hlth Cent.............   5.250      05/15/26       1,178,142
  3,615   Michigan St House of Representatives
          Ctfs Partn (AMBAC Insd)..............    *         08/15/24         837,559
  7,522   Michigan St Strategic Fd Ltd Oblig
          Rev Great Lakes Pulp & Fiber
          Proj (e).............................   8.000      12/01/27       4,929,679
  4,500   Michigan St Strategic Fd Solid Waste
          Disp Rev Genesee Pwr Station Proj....   7.500      01/01/21       4,714,380
                                                                         ------------
                                                                           20,103,346
                                                                         ------------
          MINNESOTA  0.1%
  1,000   North Saint Paul, MN Multi-Family Rev
          Hsg Cottages North Saint Paul Rfdg...   9.250      02/01/22       1,049,380
                                                                         ------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp &
          Pollutn Ctl Rev Weyerhaeuser Co Rfdg
          (Inverse Fltg).......................   6.700      04/01/22       5,438,850
  1,140   Ridgeland, MS Urban Renewal Rev The
          Orchard Ltd Proj Ser A Rfdg..........   7.750      12/01/15       1,198,186
                                                                         ------------
                                                                            6,637,036
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MISSOURI  1.7%
$ 1,000   Kansas City, MO Multi-Family Hsg Rev
          Vlg Green Apts Proj..................   6.250%     04/01/30    $    958,070
  2,835   Kansas City, MO Port Auth Fac
          Riverfront Park Proj Ser A (b).......   5.750      10/01/06       2,939,838
  2,000   Lees Summit, MO Indl Dev Auth Hlth
          Fac Rev John Knox Vlg Proj Rfdg &
          Impt.................................   7.125      08/15/12       2,085,460
  1,145   Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev
          (MBIA Insd)..........................   7.250      06/01/04       1,224,612
  3,920   Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev
          (Prerefunded @ 06/01/04) (MBIA
          Insd) (b)............................   7.250      06/01/14       4,430,502
  2,165   Saint Louis Cnty, MO Indl Dev Auth
          Nursing Home Rev Mary Queen & Mother
          Proj Rfdg (GNMA Collateralized)......   7.125      03/20/23       2,269,396
    805   Saint Louis, MO Tax Increment Rev
          Scullin Redev Area Ser A.............  10.000      08/01/10         970,943
                                                                         ------------
                                                                           14,878,821
                                                                         ------------
          NEBRASKA  0.6%
    850   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized)......................   9.314      09/15/24         914,812
    800   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized)......................  10.415      09/10/30         856,000
  3,100   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized)......................   9.508      10/17/23       3,348,000
                                                                         ------------
                                                                            5,118,812
                                                                         ------------
          NEW HAMPSHIRE  0.8%
  1,555   New Hampshire Higher Edl & Hlth Fac
          Auth Rev.............................   8.800      06/01/09       1,776,090
  1,985   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Daniel Webster College Issue
          Rfdg (Prerefunded @ 07/01/04)........   7.625      07/01/16       2,257,263
  1,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev New London Hosp Assn Proj...   7.500      06/01/05       1,075,740

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW HAMPSHIRE (CONTINUED)
$   955   New Hampshire St Business Fin Auth
          Elec Fac Rev Plymouth Cogeneration...   7.750%     06/01/14    $    982,408
  1,000   New Hampshire St Tpk Sys Rev Ser A
          Rfdg (FGIC Insd).....................   6.750      11/01/11       1,105,680
                                                                         ------------
                                                                            7,197,181
                                                                         ------------
          NEW JERSEY  6.2%
    400   Atlantic City, NJ Brd Edl Sch
          (Prerefunded @ 12/01/02) (AMBAC
          Insd)................................   6.125      12/01/11         429,080
    250   Camden Cnty, NJ Impt Auth Lease Rev
          Cnty Gtd (Prerefunded @ 10/01/04)
          (MBIA Insd)..........................   6.150      10/01/14         272,768
  2,000   Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig......................   8.400      04/01/24       2,168,940
    500   Essex Cnty, NJ Impt Auth Lease Cnty
          Jail Proj A (MBIA Insd)..............   5.600      12/01/16         501,915
    250   Essex Cnty, NJ Impt Auth Lease Jail &
          Youth House Proj (Prerefunded @
          12/01/04) (AMBAC Insd)...............   6.600      12/01/07         278,382
    370   Essex Cnty, NJ Ser A1 Rfdg (AMBAC
          Insd)................................   5.375      09/01/10         376,664
    250   Hudson Cnty, NJ Ctfs Partn
          Correctional Fac Rfdg (MBIA Insd)....   6.600      12/01/21         263,885
    250   Lacey Muni Util Auth NJ Wtr Rev
          (Prerefunded @ 12/01/04) (MBIA
          Insd)................................   6.250      12/01/24         274,383
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev
          Ser A Rfdg (MBIA Insd)...............   6.250      08/15/10       6,647,924
    500   Millburn Twp, NJ Brd Ed..............   5.350      07/15/12         508,070
    500   New Jersey Econ Dev Auth Dist Heating
          & Cooling Rev Trigen Trenton Ser A...   6.200      12/01/10         505,555
  2,000   New Jersey Econ Dev Auth Holt Hauling
          & Warehsg Rev Ser G Rfdg.............   8.400      12/15/15       2,123,000
    300   New Jersey Econ Dev Auth Mkt
          Transition Fac Rev Sr Lien Ser A
          (MBIA Insd)..........................   5.800      07/01/09         314,775
    210   New Jersey Econ Dev Auth Pollutn Ctl
          Rev Pub Svcs Elec & Gas Co Proj A
          (MBIA Insd)..........................   6.400      05/01/32         222,986
  1,900   New Jersey Econ Dev Auth Rev First
          Mtg Winchester Gardens Ser A.........   8.500      11/01/16       2,104,991

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$   350   New Jersey Econ Dev Auth Rev RWJ
          Hlthcare Corp (FSA Insd).............   6.250%     07/01/14    $    370,975
  1,000   New Jersey Econ Dev Auth Rev United
          Methodist Homes......................   7.500      07/01/20       1,151,350
  1,000   New Jersey Econ Dev Auth Rev United
          Methodist Homes Oblig Ser A
          (Prerefunded @ 07/01/05).............   7.500      07/01/25       1,151,350
  2,000   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj...........   6.250      09/15/19       1,967,480
  2,000   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj...........   6.400      09/15/23       1,988,780
     50   New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj...........   6.250      09/15/29          48,647
    300   New Jersey Econ Dev Auth Wtr Fac Rev
          Hackensack Wtr Co Proj B Rfdg (MBIA
          Insd)................................   5.900      03/01/24         303,285
    170   New Jersey Hlthcare Fac Fin Auth Rev
          (AMBAC Insd).........................   6.250      07/01/21         175,884
    230   New Jersey Hlthcare Fac Fin Auth Rev
          (Prerefunded @ 07/01/04) (AMBAC
          Insd)................................   6.250      07/01/21         250,702
    490   New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Cent Ser C Rfdg....   6.800      07/01/11         521,188
    700   New Jersey Hlthcare Fac Fin Auth Rev
          Christ Hosp Group Issue (Connie Lee
          Insd)................................   7.000      07/01/04         770,140
    400   New Jersey Hlthcare Fac Fin Auth Rev
          Christ Hosp Group Issue (Connie Lee
          Insd)................................   7.000      07/01/06         449,348
    250   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic (FSA
          Insd)................................   6.000      07/01/06         268,973
    250   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic (FSA
          Insd)................................   6.750      07/01/19         280,562
    500   New Jersey Hlthcare Fac Fin Auth Rev
          Southern Ocean Cnty Hosp Ser A.......   6.125      07/01/13         496,325
    400   New Jersey Sports & Exposition Auth
          Convention Cent Luxury Tax Rev Ser A
          Rfdg (MBIA Insd).....................   6.250      07/01/20         427,832
    200   New Jersey St Edl Fac Auth Rev
          Caldwell College Ser A...............   7.250      07/01/25         208,562

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$   250   New Jersey St Edl Fac Auth Rev
          Glassboro St College Ser A
          (Prerefunded @ 07/01/01) (MBIA
          Insd)................................   6.700%     07/01/21    $    265,588
    270   New Jersey St Hsg & Mtg Fin Agy Rev
          Home Buyer Ser K (MBIA Insd).........   6.375      10/01/26         279,760
    500   New Jersey St Hsg & Mtg Fin Agy Rev
          Home Buyer Ser O (MBIA Insd).........   6.300      10/01/23         515,505
    500   New Jersey St Hsg & Mtg Fin Agy Rev
          Home Buyer Ser S (MBIA Insd).........   6.000      10/01/21         505,770
  3,480   New Jersey St Tpk Auth Tpk Rev Ser C
          Rfdg (MBIA Insd) (b).................   6.500      01/01/16       3,875,084
  4,000   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.500      06/15/11       4,116,280
  5,000   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.625      06/15/14       5,084,750
  6,660   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.750      06/15/15       6,871,988
  6,000   New Jersey St Tran Tr Fd Auth Tran
          Sys Ser A (c)........................   5.750      06/15/20       6,090,480
    300   Union City, NJ (FSA Insd)............   6.375      11/01/10         333,549
                                                                         ------------
                                                                           55,763,455
                                                                         ------------
          NEW MEXICO  0.3%
  2,600   Albuquerque, NM Retirement Fac Rev La
          Vida Llena Proj Ser B Rfdg...........   6.600      12/15/28       2,398,578
                                                                         ------------
          NEW YORK  7.8%
  1,000   Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev Woodcrest Estates
          Fac A................................   6.375      12/01/37         923,990
  1,810   Clifton Springs, NY Hosp & Clinic
          Hosp Rev Rfdg........................   8.000      01/01/20       1,931,487
  6,500   Metropolitan Tran Auth NY Commuter
          Fac Rev (MBIA Insd) (c)..............   5.000      07/01/16       5,995,990
  5,000   Metropolitan Tran Auth NY Svcs
          Contract Tran Fac Ser 5 Rfdg.........   7.000      07/01/12       5,277,800
  1,000   New York City Indl Dev Agy Field
          Hotel Assoc Lp JFK Rfdg..............   6.000      11/01/28         945,680

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   New York City Indl Dev Agy Laguardia
          Assoc Lp Proj Rfdg...................   6.000%     11/01/28    $    945,680
  1,000   New York City Indl Dev Agy Civic Fac
          Marymount Manhattan College Proj.....   7.000      07/01/23       1,040,290
  4,100   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser B (b)................   5.000      06/15/17       3,691,312
  5,000   New York City Ser A (b)..............   7.000      08/01/07       5,606,000
  4,055   New York City Ser C (b)..............   6.500      08/01/04       4,309,695
    945   New York City Ser C (Prerefunded @
          08/01/02)............................   6.500      08/01/04       1,013,579
    640   New York City Ser C Subser C1
          (Prerefunded @ 08/01/02).............   7.500      08/01/20         703,904
  2,000   New York City Ser D Rfdg (b).........   8.000      02/01/05       2,292,380
  2,200   New York City Ser E (b)..............   5.700      08/01/08       2,273,282
  5,745   New York City Tran Auth Metro Ser A
          (AMBAC Insd).........................   5.625      01/01/14       5,792,109
  5,000   New York St Dorm Auth Rev City Univ
          Ser F (b)............................   5.500      07/01/12       4,938,700
  2,750   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................   5.500      05/15/10       2,751,787
  2,295   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser A.......................   5.750      02/15/11       2,344,021
  2,285   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser A.......................   5.750      02/15/12       2,320,395
  2,500   New York St Energy Resh & Dev Auth
          Gas Fac Rev (Inverse Fltg)...........   7.889      04/01/20       2,784,375
  3,000   New York St Energy Resh & Dev Auth
          Gas Fac Rev Brooklyn Union Gas Co Ser
          B (Inverse Fltg).....................   9.564      07/01/26       3,641,250
  2,000   New York St Energy Resh & Dev Auth
          Pollutn Ctl Rev Niagara Mohawk Pwr
          Corp Ser A Rfdg (FGIC Insd)..........   7.200      07/01/29       2,220,280
    185   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Ser A...........   7.750      08/15/11         196,204
    175   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Ser C...........   7.300      02/15/21         186,217
  2,400   New York St Urban Dev Corp Rev
          Correctional Cap Fac Rfdg............   5.625      01/01/07       2,461,104

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   Peekskill, NY Indl Dev Agy Sr Drum
          Hill Sr Living Proj..................   6.375%     10/01/28    $    926,330
  1,200   Port Auth NY & NJ Cons 95th Ser......   6.125      07/15/22       1,234,728
  1,500   Suffolk Cnty, NY Indl Dev Agy Indl
          Dev Rev Spellman High Voltage Fac Ser
          A....................................   6.375      12/01/17       1,420,590
                                                                         ------------
                                                                           70,169,159
                                                                         ------------
          OHIO  1.7%
  1,235   Cleveland Cuyahoga Cnty, OH Port Auth
          Rev Dev Port Cleveland Bond Fd Ser
          A....................................   5.750      05/15/20       1,153,700
    755   Cleveland Cuyahoga Cnty, OH Port Auth
          Rev Dev Port Cleveland Bond Fd Ser
          A....................................   5.800      05/15/27         708,152
    500   Cleveland, OH Pkg Fac Rev Impt
          (Prerefunded @ 09/15/02).............   8.000      09/15/12         558,360
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev
          Jennings Hall........................   7.300      11/15/23       1,042,100
    295   Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg............   8.500      01/01/03         307,479
  1,750   Franklin Cnty, OH Hlthcare Friendship
          Vlg Dublin, OH Rfdg..................   5.625      11/01/22       1,616,755
  1,000   Madison Cnty, OH Hosp Impt Rev
          Madison Cnty Hosp Proj Rfdg..........   6.400      08/01/28         922,480
  1,000   Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC
          Insd)................................   6.375      04/01/29       1,035,900
  2,000   Ohio St Solid Waste Rev CSC Ltd
          Poj..................................   8.500      08/01/22       2,000,920
  4,000   Ohio St Solid Waste Rev Rep
          Engineered Steels Proj...............   8.250      10/01/14       4,049,200
  2,000   Ohio St Solid Waste Rev Rep
          Engineered Steels Proj...............   9.000      06/01/21       2,107,380
                                                                         ------------
                                                                           15,502,426
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          OKLAHOMA  0.6%
$ 1,980   McAlester, OK Pub Wks Auth Rev Rfdg &
          Impt (FSA Insd)......................   5.250%     12/01/22    $  2,042,925
  1,780   Oklahoma Hsg Fin Agy Single Family
          Rev Mtg Class B (GNMA
          Collateralized)......................   7.997      08/01/18       1,924,322
  1,000   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc............................   7.600      12/01/30       1,052,370
                                                                         ------------
                                                                            5,019,617
                                                                         ------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia
          Pacific Corp.........................   6.350      08/01/25       2,028,680
  2,000   Oregon St Hlth Hsg Edl & Cultural
          Facs Auth............................   7.250      06/01/28       1,945,700
    475   Salem, OR Hosp Fac Auth Rev Cap Manor
          Inc..................................   7.500      12/01/24         497,116
                                                                         ------------
                                                                            4,471,496
                                                                         ------------
          PENNSYLVANIA  6.8%
    500   Chartiers Vly, PA Indl & Coml Dev
          Auth First Mtg Rev...................   7.250      12/01/11         512,705
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth
          Hlth Sys Rev (AMBAC Insd)............   5.650      05/15/20       4,880,800
  1,000   Cliff House Ctf Trust Var Sts Ctfs
          Partn Ser A..........................   6.625      06/01/27       1,000,000
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel
          & Conf Cent Hyatt Regency (b)........   6.200      01/01/29       4,668,400
  1,400   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)...........................  *           09/01/25         301,168
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse
          Fltg) (FGIC Insd)....................   7.580      06/15/18       2,575,000
  1,320   Harrisburg, PA Cap Apprec Nts Ser D
          Rfdg (AMBAC Insd)....................  *           09/15/16         498,128
  1,535   Harrisburg, PA Cap Apprec Nts Ser D
          Rfdg (AMBAC Insd)....................  *           09/15/19         478,168
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth
          Cent Rev United Church of Christ
          Homes Rfdg...........................   6.750      10/01/10       1,000,290
  1,000   Lehigh Cnty, PA Indl Dev Auth
          Lifepath Inc Proj....................   6.100      06/01/18         901,610
    875   Lehigh Cnty, PA Indl Dev Auth Rev
          Rfdg.................................   8.000      08/01/12         909,248
  1,230   Luzerne Cnty, PA Indl Dev Auth First
          Mtg Gross Rev Rfdg...................   7.875      12/01/13       1,303,099

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,500   McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj (Crossover Rfdg @
          10/01/00)............................   8.875%     10/01/20    $  1,598,535
  1,000   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Rev.............................   6.750      07/01/29         942,640
  3,000   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Hosp Rev (Embedded Swap) (AMBAC
          Insd)................................   7.130      06/01/12       3,192,060
  1,000   Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev.................   6.300      01/01/13         960,440
  5,000   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Rfdg (Inverse
          Fltg) (AMBAC Insd)...................   9.267      09/01/26       5,818,750
  3,500   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev...................   4.500      07/15/21       2,878,925
  3,150   Philadelphia, PA Auth For Indl Dev
          Rev Coml Dev RMK Rfdg................   7.750      12/01/17       3,408,394
    685   Philadelphia, PA Hosp & Higher Edl
          Fac Auth Hosp Rev....................   7.250      03/01/24         695,090
 25,000   Pittsburgh & Allegheny Cnty PA Pub
          Auditorium Auth Excise Tax Rev (AMBAC
          Insd)................................   4.500      02/01/29      19,837,000
  1,450   Ridley Park, PA Hosp Auth Rev Taylor
          Hosp Ser A Rfdg Hosp Auth Rev Ser
          1993A................................   6.000      12/01/13       1,532,157
  1,000   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Allied Svcs Rehab
          Hosp Ser A...........................   7.375      07/15/08       1,065,780
    500   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Moses Taylor Hosp
          Proj (Prerefunded @ 07/01/01)........   8.250      07/01/09         542,765
                                                                         ------------
                                                                           61,501,152
                                                                         ------------
          RHODE ISLAND  0.6%
  1,950   Providence, RI Redev Agy Ctfs Partn
          Ser A................................   8.000      09/01/24       2,068,385
  2,345   Rhode Island Hsg & Mtg Fin Corp
          Rental Hsg Pgm Ser B (FHA Gtd).......   7.950      10/01/30       2,397,575
    555   West Warwick, RI Ser A...............   7.300      07/15/08         600,321
                                                                         ------------
                                                                            5,066,281
                                                                         ------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          SOUTH CAROLINA  1.6%
$ 2,000   Charleston Cnty, SC Indl Rev Zeigler
          Coal Hldg............................   6.950%     08/10/28    $  1,947,380
  1,070   Piedmont Muni Pwr Agy SC Elec Rev....   5.000      01/01/25         892,851
 11,420   South Carolina Tran Infrastructure
          Bank Rev.............................    *         10/01/15      11,204,390
                                                                         ------------
                                                                           14,044,621
                                                                         ------------
          SOUTH DAKOTA  0.4%
  2,500   South Dakota St Hlth & Edl Fac Auth
          Rev..................................   5.650      04/01/22       2,271,100
  1,000   South Dakota St Hlth & Edl Fac Auth
          Rev Huron Regl Med Cent..............   7.250      04/01/20       1,070,480
                                                                         ------------
                                                                            3,341,580
                                                                         ------------
          TENNESSEE  0.3%
  2,000   Springfield, TN Hlth & Edl Jesse
          Holman Jones Hosp Proj (Prerefunded @
          04/01/06)............................   8.500      04/01/24       2,439,180
                                                                         ------------
          TEXAS  10.8%
  1,000   Abia Dev Corp TX Arpt Fac Rev Austin
          Belly Port Dev Proj A................   6.500      10/01/23         949,590
  1,000   Austin, TX Arpt Sys Rev Prior Lien
          Ser A (MBIA Insd)....................   6.125      11/15/25       1,013,950
  5,730   Austin, TX Rev Sub Ser A Rfdg (MBIA
          Insd)................................    *         05/15/16       2,204,159
  1,000   Austin-Bergstorm Landhost Enterprises
          Inc TX Arpt Hotel Sr Ser A...........   6.750      04/01/27         956,890
    500   Baytown, TX Ppty Mgmt & Dev Corp Ser
          A (FNMA Collateralized)..............   6.100      08/15/21         504,925
    130   Bell Cnty, TX Hlth Fac Dev Corp Rev
          Hosp Proj............................   9.250      07/01/08         134,195
  2,000   Bell Cnty, TX Indl Dev Corp Solid
          Waste Disposal Rev...................   7.600      12/01/17       1,903,200
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp
          Rev Saint Luke's Lutheran Hosp.......   7.000      05/01/21         580,930
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp
          Rev Saint Luke's Lutheran Hosp
          (Prerefunded @ 05/01/03) (b).........   7.900      05/01/18       1,662,315
    242   Bexar Cnty, TX Hsg Fin Corp Rev Ser A
          (GNMA Collateralized)................   8.200      04/01/22         249,587
  3,350   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......   4.900      10/01/15       3,054,664

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,675   Cedar Hill, TX Indpt Sch Dist Cap
          Apprec Rfdg..........................    *         08/15/15    $    664,355
    625   Clear Creek, TX Indpt Sch Dist
          (Prerefunded @ 02/01/01) (b).........   6.250%     02/01/11         642,294
    250   Coastal Wtr Auth TX Conveyance Sys
          Rev (AMBAC Insd).....................   6.250      12/15/17         261,218
  5,000   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (c).....   5.875      02/15/29       4,968,150
    940   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev American Airls Inc.....   7.500      11/01/25         980,467
    250   El Paso, TX Hsg Auth Multi-Family Rev
          Ser A................................   6.250      12/01/09         257,235
     75   Galveston, TX Ppty Fin Auth Single
          Family Mtg Rev Ser A.................   8.500      09/01/11          79,130
  7,350   Grapevine Colleyville Indpt Sch Dist
          TX...................................    *         08/15/11       3,881,314
    250   Guadalupe Blanco River Auth TX Indl
          Dev Corp Pollutn Ctl Rev.............   6.350      07/01/22         261,078
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem
          Hosp Sys Proj Rfdg...................   7.125      06/01/15       1,361,587
    250   Harris Cnty, TX Muni Util Dist No 120
          (Prerefunded @ 08/01/01).............   8.000      08/01/14         266,415
    375   Harris Cnty, TX Sch Hlthcare Corp Sys
          Rev (Prerefunded @ 07/01/01).........   7.100      07/01/21         400,298
  1,250   Irving, TX Indpt Sch Dist (PFS
          Gtd).................................    *         02/15/17         457,450
  1,000   Irving, TX Indpt Sch Dist Cap Apprec
          Ser A Rfdg (PFS Gtd).................    *         02/15/18         342,930
  5,045   Leander, TX Indpt Sch Dist Cap Apprec
          Rfdg (PFS Gtd).......................    *         08/15/19       1,567,078
    250   Lockhart, TX Correctional Fac Fin
          Corp Rev (Prerefunded @ 04/01/01)
          (MBIA Insd)..........................   6.625      04/01/12         259,055
 15,000   Lower Co River Auth TX Rev Ser A Rfdg
          (FSA Insd)...........................   5.875      05/15/14      15,380,250
  7,500   Lower Co River Auth TX Rev Ser A Rfdg
          (FSA Insd)...........................   5.875      05/15/15       7,653,900
  6,500   Lower Co River Auth TX Rev Ser A Rfdg
          (FSA Insd)...........................   5.875      05/15/16       6,602,180

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,000   Montgomery Cnty, TX Muni Util Dist No
          47 Wtrwks & Swr (AMBAC Insd).........   4.750%     10/01/24    $  1,677,220
  3,500   North Central TX Hlth Fac Dev Corp
          Rev Presbyterian Hlthcare Sys Ser C
          (Inverse Fltg) (Prerefunded @
          06/19/01) (MBIA Insd)................   9.295      06/22/21       3,893,750
    750   Northwest Harris Cnty, TX Muni Util
          Dist No 23 (Prerefunded @
          04/01/01)............................   8.100      10/01/15         792,202
  3,560   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................    *         08/15/20       1,021,720
  2,600   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................    *         08/15/24         579,566
    250   San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Cent Partn............   8.250      12/01/19         268,400
    250   Tarrant Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Rfdg & Impt.................   7.000      05/15/28         262,800
    250   Tarrant Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Rfdg & Impt (Prerefunded @
          05/15/03)............................   7.000      05/15/28         274,885
  2,000   Tarrant Cnty, TX Hlth Facs Dev Corp
          Rev (MBIA Insd)......................   6.000      01/01/37       2,009,780
    227   Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition
          Proj.................................   7.000      08/01/09         232,511
    500   Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition
          Proj.................................   7.000      08/01/19         510,975
    500   Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition
          Proj.................................   7.000      08/01/24         510,975
    858   Texas Genl Svcs Cmnty Partn Lease
          Purchase Ctfs........................   7.500      02/15/13         876,106
     95   Texas Hsg Agy Single Family Mtg Rev
          Ser A Rfdg...........................   7.150      09/01/12          99,228
  5,430   Texas St College Student Ln..........   5.000      08/01/23       4,843,397
  6,000   Texas St Dept Hsg & Cmnty Affairs
          Home Mtg Rev Coll Ser C Rfdg (Inverse
          Fltg) (GNMA Collateralized)..........   9.612      07/02/24       6,765,000
    175   Texas St Higher Edl Brd College Sr
          Lien.................................   7.700      10/01/25         183,453

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 4,025   Texas St Higher Edl Coordinating Brd
          College Student Ln...................    *         10/01/25    $  4,045,004
  1,000   Texas St Veterans Hsg Assist.........   6.800%     12/01/10       1,043,000
    990   Texas St Veterans Hsg Assist (MBIA
          Insd)................................   6.800      12/01/23       1,039,579
  5,100   Uvalde, TX Cons Indpt Sch Dist.......   4.500      08/01/22       4,146,963
  2,250   West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics.............................   8.200      03/15/21       2,377,957
  3,245   Wylie, TX Indpt Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................    *         08/15/26         636,961
                                                                         ------------
                                                                           97,592,221
                                                                         ------------
          UTAH  2.1%
  3,025   Bountiful, UT Hosp Rev South Davis
          Cmnty Hosp Proj (Prerefunded @
          06/15/04)............................   9.500      12/15/18       3,716,938
  1,340   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj.............................   7.800      09/01/15       1,273,456
  1,000   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj.............................   8.000      09/01/20         947,190
  1,000   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj.............................   7.800      09/01/25         942,030
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp
          Inc Rfdg.............................   7.050      02/15/12      11,693,880
    310   Utah St Hsg Fin Agy Single Family Mtg
          Sr Ser A1 (FHA Gtd)..................   7.100      07/01/14         312,006
    420   Utah St Hsg Fin Agy Single Family Mtg
          Sr Ser A2 (FHA Gtd)..................   7.200      01/01/27         422,801
                                                                         ------------
                                                                           19,308,301
                                                                         ------------
          VIRGINIA  2.7%
  4,000   Alexandria, VA Redev & Hsg Auth 3001
          Pk Cent Apts Ser A Rfdg (b)..........   6.375      04/01/34       3,772,360
  3,850   Charles City Cnty, VA Indl Dev Auth
          Solid Waste Disp Fac Rev Waste Mgmt
          VA Inc Proj Rfdg.....................   4.875      02/01/09       3,508,775
  2,000   Fairfax Cnty, VA Pk Auth Pk Fac
          Rev..................................   6.625      07/15/14       2,082,460
  3,500   Fredericksburg, VA Indl Dev Auth Hosp
          Fac Rev (Prerefunded @ 08/15/01)
          (FGIC Insd)..........................   6.600      08/15/23       3,703,700
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd)................................   6.800      03/01/14       2,261,438
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd)................................   6.900      03/01/19       1,089,320

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          VIRGINIA (CONTINUED)
$ 3,000   Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg....................   6.900%     05/02/22    $  2,937,000
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev
          Roanoke Mem Hosp Ser B Rfdg (MBIA
          Insd)................................   4.700      07/01/20       5,188,800
                                                                         ------------
                                                                           24,543,853
                                                                         ------------
          WASHINGTON  1.1%
  5,550   Chelan Cnty, WA Pub Util Dist Cap
          Apprec Rfdg A (MBIA Insd)............    *         06/01/28         992,507
 10,000   Chelan Cnty, WA Pub Util Dist No 1
          Columbia River Rock 1S Hydro Elec Sys
          Rev Ser A Rfdg (MBIA Insd)...........    *         06/01/29       1,683,100
  1,250   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev (FGIC Insd)....   7.125      07/01/16       1,453,063
  2,555   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Ser C Rfdg (FSA
          Insd)................................   5.375      07/01/15       2,473,061
  3,750   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 3 Rev Ser C Rfdg (FSA
          Insd)................................   5.375      07/01/15       3,629,737
                                                                         ------------
                                                                           10,231,468
                                                                         ------------
          WEST VIRGINIA  0.6%
  4,000   West VA St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg
          (MBIA Insd)..........................   6.100      01/01/18       4,058,480
  1,500   West VA St Hosp Fin Auth Hosp Rev
          Hosp Rev Bulls (MBIA Insd)...........   8.700      01/01/18       1,608,600
                                                                         ------------
                                                                            5,667,080
                                                                         ------------
          WISCONSIN  0.8%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec
          Sys Mtg Rev (Prerefunded @
          07/01/01)............................   7.400      07/01/16         789,885
  1,000   Oconto Falls, WI Cmnty Dev Oconto
          Falls Tissue Inc Proj................   7.750      12/01/22       1,023,620
  2,000   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev (MBIA Insd) (b)...    *         12/15/27         373,900
  3,500   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev (MBIA Insd) (b)...    *         12/15/28         616,210
  3,500   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev (MBIA Insd) (b)...    *         12/15/29         580,300

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,150   Wisconsin Hsg & Econ Dev Auth Home
          Ownership Rev Rfdg (Inverse Fltg)....   9.753%     10/25/22    $  1,243,437
    540   Wisconsin St Hlth & Edl Fac Auth Rev
          Hess Mem Hosp Assn...................   7.200      11/01/05         552,053
  2,000   Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj...................   7.500      07/01/26       2,099,880
                                                                         ------------
                                                                            7,279,285
                                                                         ------------
          GUAM  0.0%
    250   Guam Govt Ser A......................   5.750      09/01/04         252,492
                                                                         ------------
          MARIANA ISLANDS  0.2%
    500   Northern Mariana Islands Pub Sch Sys
          Proj Ser A...........................   5.125      10/01/06         514,510
    500   Northern Mariana Islands Pub Sch Sys
          Proj Ser A...........................   5.125      10/01/07         512,865
    500   Northern Mariana Islands Pub Sch Sys
          Proj Ser A...........................   5.125      10/01/08         510,480
                                                                         ------------
                                                                            1,537,855
                                                                         ------------
          PUERTO RICO  0.2%
    200   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser V Rfdg...................   6.625      07/01/12         212,224
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          T (Prerefunded @ 07/01/04)...........   6.375      07/01/24         276,777
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          U Rfdg...............................   6.000      07/01/14         257,160
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          Z Rfdg...............................   5.500      07/01/14         249,853
    310   Puerto Rico Hsg Bank & Fin Agy Single
          Family Mtg Rev (GNMA
          Collateralized)......................   6.250      04/01/29         314,982
    300   Puerto Rico Pub Bldgs Auth Gtd Pub
          Edl & Hlth Fac Ser M Rfdg (FSA
          Insd)................................   5.750      07/01/15         305,625
                                                                         ------------
                                                                            1,616,621
                                                                         ------------
TOTAL INVESTMENTS  108.4%
  (Cost $971,829,318)................................................     977,418,262
LIABILITIES IN EXCESS OF OTHER ASSETS  (8.4%)........................     (75,833,298)
                                                                         ------------
NET ASSETS  100.0%...................................................    $901,584,964
                                                                         ============

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 * Zero coupon bond
(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open futures and open options transactions.
(c) Securities purchased on a when issued or delayed delivery basis.
(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.
(e) Currently is a payment-in-kind security which will convert to a cash paying security at a predetermined date.
(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(g) Interest is accruing less than the stated coupon.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $971,829,318).......................  $  977,418,262
Receivables:
  Interest..................................................      15,441,251
  Investments Sold..........................................      12,962,551
  Fund Shares Sold..........................................         347,725
Other.......................................................          52,638
                                                              --------------
      Total Assets..........................................   1,006,222,427
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      79,484,892
  Bank Borrowings...........................................      20,233,410
  Income Distributions......................................       1,739,548
  Fund Shares Repurchased...................................       1,101,692
  Distributor and Affiliates................................         922,552
  Investment Advisory Fee...................................         354,766
  Variation Margin on Futures...............................          55,873
Accrued Expenses............................................         507,248
Trustees' Deferred Compensation and Retirement Plans........         229,670
Options at Market Value (Net premiums received of
  $15,486)..................................................           7,812
                                                              --------------
      Total Liabilities.....................................     104,637,463
                                                              --------------
NET ASSETS..................................................  $  901,584,964
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $  911,713,769
Net Unrealized Appreciation.................................       6,301,745
Accumulated Undistributed Net Investment Income.............         691,607
Accumulated Net Realized Loss...............................     (17,122,157)
                                                              --------------
NET ASSETS..................................................  $  901,584,964
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $777,523,133 and 53,609,969 shares of
      beneficial interest issued and outstanding)...........  $        14.50
    Maximum sales charge (4.75%* of offering price).........             .72
                                                              --------------
    Maximum offering price to public........................  $        15.22
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $106,559,134 and 7,354,016 shares of
      beneficial interest issued and outstanding)...........  $        14.49
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $17,502,697 and 1,209,052 shares of
      beneficial interest issued and outstanding)...........  $        14.48
                                                              ==============
* On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 61,364,894
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,580,681
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,915,857, $1,508,645 and $163,812)........     3,588,314
Shareholder Services........................................       786,700
Legal.......................................................        79,650
Custody.....................................................        91,966
Trustees' Fees and Related Expenses.........................        55,542
Other.......................................................       712,375
                                                              ------------
    Total Operating Expenses................................     9,895,228
    Less Credits Earned on Overnight Cash Balances..........        31,223
                                                              ------------
    Net Operating Expenses..................................     9,864,005
    Interest Expense........................................     1,462,202
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 50,038,687
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (2,353,389)
  Options...................................................      (813,569)
  Futures...................................................    (2,707,560)
                                                              ------------
Net Realized Loss...........................................    (5,874,518)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    90,902,720
                                                              ------------
  End of the Period:
    Investments.............................................     5,588,944
    Options.................................................         7,674
    Futures.................................................       705,127
                                                              ------------
                                                                 6,301,745
                                                              ------------
Net Unrealized Depreciation During the Period...............   (84,600,975)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(90,475,493)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(40,436,806)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

            For the Year Ended September 30, 1999, Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                     Year Ended       Nine Months Ended       Year Ended
                                 September 30, 1999   September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........    $  50,038,687        $   40,753,662       $  53,413,395
Net Realized Gain/Loss.........       (5,874,518)            6,553,399          10,327,114
Net Unrealized
  Appreciation/Depreciation
  During the Period............      (84,600,975)            6,332,209          23,723,238
                                   -------------        --------------       -------------
Change in Net Assets from
  Operations...................      (40,436,806)           53,639,270          87,463,747
                                   -------------        --------------       -------------
Distributions from Net
  Investment Income:
  Class A Shares...............      (43,701,298)          (31,284,803)        (43,085,857)
  Class B Shares...............       (7,150,083)           (7,203,055)         (9,834,294)
  Class C Shares...............         (777,748)             (518,861)           (604,662)
                                   -------------        --------------       -------------
    Total Distributions........      (51,629,129)          (39,006,719)        (53,524,813)
                                   -------------        --------------       -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES........      (92,065,935)           14,632,551          33,938,934
                                   -------------        --------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......      753,276,652           531,715,930         535,028,913
Net Asset Value of Shares
  Issued Through Dividend
  Reinvestment.................       27,273,773            19,893,086          27,237,798
Cost of Shares Repurchased.....     (789,074,743)         (556,676,605)       (619,837,342)
                                   -------------        --------------       -------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.........       (8,524,318)           (5,067,589)        (57,570,631)
                                   -------------        --------------       -------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.......................     (100,590,253)            9,564,962         (23,631,697)
NET ASSETS:
Beginning of the Period........    1,002,175,217           992,610,255       1,016,241,952
                                   -------------        --------------       -------------
End of the Period (Including
  accumulated undistributed net
  investment income of
  $691,607, $2,282,049 and
  $535,106, respectively)......    $ 901,584,964        $1,002,175,217       $ 992,610,255
                                   =============        ==============       =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Nine Months
                             Year Ended           Ended              Year Ended December 31,
                            September 30,     September 30,   -------------------------------------
Class A Shares                  1999              1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................... $          15.991      $15.767      $15.267   $15.549   $14.261   $16.164
                          -----------------      -------      -------   -------   -------   -------
Net Investment Income....              .819         .664         .852      .898      .874      .886
Net Realized and
  Unrealized Gain/Loss...            (1.461)        .195         .500     (.298)    1.296    (1.907)
                          -----------------      -------      -------   -------   -------   -------
Total from Investment
  Operations.............             (.642)        .859        1.352      .600     2.170    (1.021)
Less Distributions from
  Net Investment
  Income.................              .846         .635         .852      .882      .882      .882
                          -----------------      -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period............. $          14.503      $15.991      $15.767   $15.267   $15.549   $14.261
                          =================      =======      =======   =======   =======   =======
Total Return (a).........            (4.25%)       5.62%*       9.14%     4.07%    15.61%    (6.37%)
Net Assets at End of the
  Period (In millions)...            $777.5      $ 788.7      $ 766.2   $ 792.3   $ 839.7   $ 495.8
Ratio of Operating
  Expenses to Average Net
  Assets (b).............              .88%         .84%         .89%      .94%      .99%      .99%
Ratio of Interest Expense
  to Average Net
  Assets.................              .17%         .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b).............             5.34%        5.63%        5.54%     5.93%     5.86%     5.93%
Portfolio Turnover.......              116%          89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *   Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Nine Months
                           Year Ended         Ended              Year Ended December 31,
                          September 30,   September 30,   -------------------------------------
Class B Shares                1999            1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................     $15.982         $15.764      $15.267   $15.549   $14.261   $16.139
                             -------         -------      -------   -------   -------   -------
Net Investment Income...        .713            .572         .734      .783      .762      .780
Net Realized and
  Unrealized
  Gain/Loss.............      (1.473)           .195         .501     (.297)    1.294    (1.890)
                             -------         -------      -------   -------   -------   -------
Total from Investment
  Operations............       (.760)           .767        1.235      .486     2.056    (1.110)
Less Distributions from
  Net Investment
  Income................        .732            .549         .738      .768      .768      .768
                             -------         -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period............     $14.490         $15.982      $15.764   $15.267   $15.549   $14.261
                             =======         =======      =======   =======   =======   =======
Total Return (a)........      (4.95%)          5.05%*       8.27%     3.29%    14.74%    (6.96%)
Net Assets at End of the
  Period (In
  millions).............      $106.6          $197.9       $211.2    $211.0    $216.6    $158.7
Ratio of Operating
  Expenses to Average
  Net Assets (b)........       1.63%           1.62%        1.65%     1.70%     1.73%     1.70%
Ratio of Interest
  Expense to Average Net
  Assets................        .17%            .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b)............       4.57%           4.85%        4.78%     5.17%     5.09%     5.22%
Portfolio Turnover......        116%             89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

 *   Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Nine Months
                             Year Ended           Ended              Year Ended December 31,
                            September 30,     September 30,   -------------------------------------
Class C Shares                  1999              1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................... $          15.964      $15.747      $15.254   $15.545   $14.262   $16.141
                          -----------------      -------      -------   -------   -------   -------
Net Investment Income....              .699         .570         .730      .782      .771      .783
Net Realized and
  Unrealized Gain/Loss...            (1.455)        .196         .501     (.305)    1.280    (1.894)
                          -----------------      -------      -------   -------   -------   -------
Total from Investment
  Operations.............             (.756)        .766        1.231      .477     2.051    (1.111)
Less Distributions from
  Net Investment
  Income.................              .732         .549         .738      .768      .768      .768
                          -----------------      -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period............. $          14.476      $15.964      $15.747   $15.254   $15.545   $14.262
                          =================      =======      =======   =======   =======   =======
Total Return (a).........            (4.90%)       4.99%*       8.34%     3.16%    14.74%    (6.97%)
Net Assets at End of the
  Period (In millions)... $            17.5      $  15.5      $  15.3   $  12.9   $  11.2   $   3.9
Ratio of Operating
  Expenses to Average Net
  Assets (b).............             1.63%        1.62%        1.66%     1.70%     1.72%     1.74%
Ratio of Interest Expense
  to Average net
  Assets.................              .17%         .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b).............             4.55%        4.86%        4.75%     5.17%     5.24%     5.19%
Portfolio Turnover.......              116%          89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *   Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $9,418,021 which will expire on September 30, 2003. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, the deferral of losses relating to wash sale transactions and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1999.
    At September 30, 1999, for federal income tax purposes, cost of long-term investments is $971,994,218; the aggregate gross unrealized appreciation is $39,621,864 and the aggregate gross unrealized depreciation is $34,197,821, resulting in net unrealized appreciation on long-term investments of $5,424,043.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $31,223 as a result of credits earned on overnight cash balances.

                               September 30, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                       AVERAGE NET ASSETS
-------------------------------------------------------------------------
First $500 million.................................        .50 of 1%
Over $500 million..................................        .45 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $49,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended September 30, 1999, the Fund recognized expenses of approximately $291,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $553,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At September 30, 1999, capital aggregated $784,371,726, $109,009,485 and
$18,332,558 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   46,553,762    $ 718,745,672
  Class B..................................    1,694,567       26,081,104
  Class C..................................      554,621        8,449,876
                                             -----------    -------------
Total Sales................................   48,802,950    $ 753,276,652
                                             ===========    =============
Dividend Reinvestment:
  Class A..................................    1,513,632    $  23,151,168
  Class B..................................      240,540        3,697,605
  Class C..................................       27,857          425,000
                                             -----------    -------------
Total Dividend Reinvestment................    1,782,029    $  27,273,773
                                             ===========    =============
Repurchases:
  Class A..................................  (43,778,916)   $(676,460,122)
  Class B..................................   (6,966,979)    (107,374,098)
  Class C..................................     (345,002)      (5,240,523)
                                             -----------    -------------
Total Repurchases..........................  (51,090,897)   $(789,074,743)
                                             ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $718,935,008, $186,604,874 and
$14,698,205 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   32,662,126    $ 513,944,856
  Class B...................................      929,950       14,649,977
  Class C...................................      198,389        3,121,097
                                              -----------    -------------
Total Sales.................................   33,790,465    $ 531,715,930
                                              ===========    =============
Dividend Reinvestment:
  Class A...................................    1,003,395    $  15,819,172
  Class B...................................      239,468        3,773,374
  Class C...................................       19,090          300,540
                                              -----------    -------------
Total Dividend Reinvestment.................    1,261,953    $  19,893,086
                                              ===========    =============
Repurchases:
  Class A...................................  (32,937,857)   $(518,889,151)
  Class B...................................   (2,179,386)     (34,392,429)
  Class C...................................     (216,155)      (3,395,025)
                                              -----------    -------------
Total Repurchases...........................  (35,333,398)   $(556,676,605)
                                              ===========    =============

    At December 31, 1997, capital aggregated $708,060,131, $202,573,952 and
$14,671,593 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   33,152,701    $ 506,790,274
  Class B...................................    1,551,226       23,205,097
  Class C...................................      328,583        5,033,542
                                              -----------    -------------
Total Sales.................................   35,032,510    $ 535,028,913
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

                                                SHARES           VALUE
--------------------------------------------------------------------------
Dividend Reinvestment:
  Class A...................................    1,410,217    $  21,710,873
  Class B...................................      338,503        5,210,731
  Class C...................................       20,537          316,194
                                              -----------    -------------
Total Dividend Reinvestment.................    1,769,257    $  27,237,798
                                              ===========    =============
Repurchases:
  Class A...................................  (37,868,614)   $(580,864,995)
  Class B...................................   (2,313,649)     (35,527,835)
  Class C...................................     (225,699)      (3,444,512)
                                              -----------    -------------
Total Repurchases...........................  (40,407,962)   $(619,837,342)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 5,171,230 Class B shares automatically converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the year ended September 30, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $157,400 and CDSC on redeemed shares of approximately $229,000. Sales charges do not represent expenses of the Fund.

                               September 30, 1999
--------------------------------------------------------------------------------

    On December 19, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital New Jersey Tax Free Income Fund (the "NJ Fund"), through a tax free reorganization approved by NJ Fund shareholders on December 18, 1997. The Fund issued 468,278, 621,329 and 62,562 shares of Classes A, B and C valued at $7,384,748, $9,798,388 and $985,356, respectively, in exchange for NJ Fund's net assets. Included in these net assets was a capital loss carryforward of $203,930 which is included in accumulated net realized gain/loss and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $15,721 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1997. Combined net assets on the day of acquisition were $1,013,024,339.

4. INVESTMENT TRANSACTIONS
For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,199,470,177 and $1,181,081,187, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a

                               September 30, 1999
--------------------------------------------------------------------------------

specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.
    Transactions in options for the year ended September 30, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at September 30, 1998...............      2,250      $   6,775
Options Written and Purchased (Net).............      5,875       (569,838)
Options Terminated in Closing Transactions
  (Net).........................................     (3,500)       120,535
Options Expired (Net)...........................     (4,125)       458,014
                                                     ------      ---------
Outstanding at September 30, 1999...............        500      $  15,486
                                                     ======      =========

    The related futures contracts of the outstanding option transactions as of September 30, 1999, and the description and market value are as follows:

                                                                     MARKET
                                                EXPIRATION MONTH/   VALUE OF
                                   CONTRACTS      STRIKE PRICE      OPTIONS
----------------------------------------------------------------------------
U.S. Treasury Bond Futures
December 1999--Written Call....       250           Dec./118        $(82,031)
December 1999--Purchased
  Puts.........................       250           Dec./110          74,219
                                      ---                           --------
                                      500                           $ (7,812)
                                      ===                           ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended September 30, 1999 were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       1,660
Futures Opened............................................      18,957
Futures Closed............................................     (20,092)
                                                               -------
Outstanding at September 30, 1999.........................         525
                                                               =======

    The futures contracts outstanding at September 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                DESCRIPTION                     CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts--U.S. Treasury Bond Futures
Dec 1999
  (Current notional value $113,937 per
     contract)..............................       150         $ 44,099
Short Contracts--Municipal Bond Index Futures Dec 1999
  (Current notional value $112,281 per
     contract)..............................       375          661,028
                                                   ---         --------
                                                   525         $705,127
                                                   ===         ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.
    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.
    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                               September 30, 1999
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $1,287,900.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires November 10, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. The interest rate in effect at September 30, 1999 was 6.138%. An annual facility fee of .06% is charged on the unused portion of the credit facility.
    The average daily balance of bank borrowings for the year ended September 30, 1999 was approximately $26,722,421 with an average interest rate of 5.47%. At September 30, 1999, borrowings under this agreement represented 2.0% of the Fund's total assets.

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND


     Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment-grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.


     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-7
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-23
Other Agreements............................................   B-23
Distribution and Service....................................   B-24
Transfer Agent..............................................   B-27
Portfolio Transactions and Brokerage Allocation.............   B-27
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-33
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-15



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2000.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1993 under the name Van Kampen Merritt Limited Term Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust on July 31, 1995 under the name Van Kampen American Capital Limited Term Municipal Income Fund and was renamed Van Kampen American Capital Intermediate Term Municipal Income Fund on January 26, 1996. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of December 31, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                     AMOUNT OF
                                                    OWNERSHIP AT
                NAME AND ADDRESS                    DECEMBER 31,        CLASS       PERCENTAGE
                   OF HOLDER                            1999          OF SHARES     OWNERSHIP
------------------------------------------------  ----------------   ------------   ----------
First Clearing Corporation......................      155,027                A         5.33%
Donald H Kohnken &
Beverlee M Kohnken JTWROS
Account 4860 4894
 1799 Sabal Palm Drive
 Boca Raton, FL 33432-7424
Barbara J. Rauman & David Heide TR..............      294,292                A        10.12%
Barbara J. Rauman 1999 Trust
 DTD 01/11/99
 3 Hampton Ct
 Dekalb, IL 60115-4920
Edward Jones & Co. .............................      492,032                A        16.93%
 ATTN: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts, MO 63043-3009
MLPF&S For The Sole Benefit of Its Customers....       60,075                B         6.17%
 ATTN: Fund Administration 97FU2
 4800 Deer Lake Dr. E 2nd FL
 Jacksonville, FL 32246-6484
Stanley J. Holuba & Robert J. Holuba Tr.........       49,168                C         9.30%
Stanton Chemicals Trust
 DTD 10/31/86 FBO Angela Holuba
 2 N Hackensack Ave
 Kearny, NJ 07032-4611

                                                     AMOUNT OF
                                                    OWNERSHIP AT
                NAME AND ADDRESS                    DECEMBER 31,        CLASS       PERCENTAGE
                   OF HOLDER                            1999          OF SHARES     OWNERSHIP
------------------------------------------------  ----------------   ------------   ----------
Sea Gardens Beach and Tennis....................       48,987                C         9.27%
Resort Condo Assoc Inc                                 40,641                          7.69%
Waterfalls
C/O Ken Paul
 6400 North Andrews Avenue
 Ft Lauderdale, FL 33309-2172
Edward Jones and Co.............................       85,525                C        16.18%
 ATTN: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Heights, MO 63043-3009



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund generally expects to be invested in municipal securities with a weighted-average portfolio life of three to ten years. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled,
(b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.



ILLIQUID SECURITIES



     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



                             STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS



     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund may not:



     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

     4. Make loans of money or property, except to the extent the obligations the Fund may invest in are considered to be loans and except to the extent that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

     5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.


     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 67                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
Age: 61                                     January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 51                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 47                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 46                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index Series
                                            since May 1999. Trustee/Director of each of the funds
                                            in the Fund Complex, and Vice President of other
                                            investment companies advised by the Advisers and their
                                            affiliates. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President
                                            of the Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover &
                                            Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 63                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 53                                     subsidiaries of Van Kampen Investments.
                                            Trustee/Director and President of each of the funds in
                                            the Fund Complex. Trustee, President and Chairman of
                                            the Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to May
                                            1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director
                                            of Dean Witter Discover & Co. and Dean Witter Realty.
                                            Prior to 1996, Director of Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 75                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers or Van Kampen Management Inc.
Age: 60                                     Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/ Managing General Partner of
                                            other investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 58                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network
233 South Wacker Drive                      system solutions, COMARCO, Inc., a wireless
Suite 9700                                  communications products company and APAC Customer
Chicago, IL 60606                           Services, Inc., a provider of outsourced customer
Date of Birth: 10/29/53                     contact services. Trustee/Director of each of the
Age: 46                                     funds in the Fund Complex. Prior to May 1996,
                                            President of Advance Ross Corporation, an
                                            international transaction services and pollution
                                            control equipment manufacturing company.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and
  Age: 57                              Van Kampen Management Inc. Executive Vice President and
                                       Chief Investment Officer of each of the funds in the Fund
                                       Complex, since 1998. Chief Investment Officer, Executive
                                       Vice President and Trustee/ Managing General Partner of
                                       other investment companies advised by the Advisers or Van
                                       Kampen Management Inc. ("Management Inc."), since the
                                       inception of funds advised by Advisory Corp. and
                                       Management Inc. and since 1998 for funds advised by Asset
                                       Management. Director of Global Decisions Group LLC, a
                                       financial research firm, and its affiliates MCM Asia
                                       Pacific and MCM Europe. Prior to 1998, President, Chief
                                       Operating Officer and a Director of the Advisers, Van
                                       Kampen American Capital Management, Inc.; Director of Van
                                       Kampen American Capital, Inc.; and President, Chief
                                       Executive Officer and Trustee of each of the funds advised by Advisory Corp. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996,
                                       Chief Executive Officer and Director of MCM Group, Inc.
                                       and McCarthy, Crisanti & Maffei, Inc., a financial
                                       research firm, and Chairman of MCM Asia Pacific Company,
                                       Limited and MCM (Europe) Limited. Prior to December 1991,
                                       Senior Vice President of Van Kampen Merritt Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van
  Vice President and Secretary         Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 43                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal Legal
                                       Officer and Secretary of other investment companies
                                       advised by the Advisers or their affiliates. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex. Prior to January 1999, Vice President and
                                       Associate General Counsel to New York Life Insurance
                                       Company ("New York Life"), and prior to March 1997,
                                       Associate General Counsel of New York Life. Prior to
                                       December 1993, Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of Chief
                                       Counsel.
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 44                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.
Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice
  Vice President                       President of each of the funds in the Fund Complex and
  Age: 43                              certain other investment companies advised by the Advisers or their affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial research
                                       company.
Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President and Senior Portfolio
                                       Manager with AIM Capital Management, Inc. Prior to
                                       February 1998, Senior Vice President of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.
  Age: 53
Edward C. Wood, III..................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
  Age: 44                              Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers or their affiliates.
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or
  Age: 40                              their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE



                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                  REGISTRANT(2)             EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan...........           $15,220                 $40,303              $60,000            $126,000
Jerry D. Choate(1)..........             6,754                       0               60,000              88,700
Linda Hutton Heagy..........            15,220                   5,045               60,000             126,000
R. Craig Kennedy............            15,220                   3,571               60,000             125,600
Jack E. Nelson..............            15,220                  21,664               60,000             126,000
Phillip B. Rooney...........            13,820                   7,787               60,000             113,400
Fernando Sisto..............            15,220                  72,060               60,000             126,000
Wayne W. Whalen.............            15,220                  15,189               60,000             126,000
Suzanne H. Woolsey(1).......             6,754                       0               60,000              88,700
Paul G. Yovovich(1).........            14,020                   2,845               60,000             126,000


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the Trustees, including former Trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the Trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.

(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     As of December 31, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                  TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN
             ---------              --------   --------   ------    -----    -------   ------    ------     -----    ------
Insured Tax Free Income Fund.......   9/30     $ 3,322    $1,483   $ 3,322   $ 3,322   $ 3,322   $ 3,122   $ 3,322   $ 3,322
 Tax Free High Income Fund.........   9/30       2,998     1,366     2,998     2,998     2,998     2,798     2,998     2,998
 California Insured Tax Free
   Fund............................   9/30       1,692       745     1,692     1,692     1,692     1,492     1,692     1,692
 Municipal Income Fund.............   9/30       2,781     1,241     2,781     2,781     2,781     2,581     2,781     2,781
 Intermediate Term Municipal Income
   Fund............................   9/30       1,460       631     1,460     1,460     1,460     1,260     1,460     1,460
 Florida Insured Tax Free Income
   Fund............................   9/30       1,488       646     1,488     1,488     1,488     1,288     1,488     1,488
 New York Tax Free Income Fund.....   9/30       1,479       642     1,479     1,479     1,479     1,279     1,479     1,479
                                               -------    ------   -------   -------   -------   -------   -------   -------
   Trust Total.....................            $15,220    $6,754   $15,220   $15,220   $15,220   $13,820   $15,220   $15,220
                                               =======    ======   =======   =======   =======   =======   =======   =======

                                          TRUSTEE
                                     ------------------
             FUND NAME               WOOLSEY   YOVOVICH
             ---------               -------   --------
Insured Tax Free Income Fund.......  $1,483    $ 3,122
 Tax Free High Income Fund.........   1,366      2,798
 California Insured Tax Free
   Fund............................     745      1,492
 Municipal Income Fund.............   1,241      2,581
 Intermediate Term Municipal Income
   Fund............................     631      1,260
 Florida Insured Tax Free Income
   Fund............................     646      1,288
 New York Tax Free Income Fund.....     642      1,479
                                     ------    -------
   Trust Total.....................  $6,754    $14,020
                                     ======    =======



                                                                         TABLE B



      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
          ---------            --------   --------   ------    -----    -------   ------    ------    -----    ------    --------
Insured Tax Free Income
Fund..........................   9/30     $ 3,322    $  819   $ 3,322   $1,661    $ 3,322   $ 3,122   $1,661   $ 3,322   $ 2,373
 Tax Free High Income Fund....   9/30       2,998       769     2,998    1,499      2,998     2,798    1,499     2,998     2,165
 California Insured Tax Free
   Fund.......................   9/30       1,692       471     1,692      846      1,692     1,492      846     1,692     1,216
 Municipal Income Fund........   9/30       2,781       707     2,781    1,391      2,781     2,581    1,391     2,781     1,991
 Intermediate Term Municipal
   Income Fund................   9/30       1,460       415     1,460      730      1,460     1,260      730     1,460     1,045
 Florida Insured Tax Free
   Income Fund................   9/30       1,488       423     1,488      744      1,488     1,288      744     1,488     1,069
 New York Tax Free Income
   Fund.......................   9/30       1,479       422     1,479      740      1,479     1,279      740     1,479     1,060
                                          -------    ------   -------   ------    -------   -------   ------   -------   -------
   Trust Total................            $15,220    $4,026   $15,220   $7,611    $15,220   $13,820   $7,611   $15,220   $10,919
                                          =======    ======   =======   ======    =======   =======   ======   =======   =======



                                                                         TABLE C



        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                                AND EACH SERIES


                                                                         TRUSTEES
                                 FISCAL    ---------------------------------------------------------------------
           FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY     NELSON    ROONEY     SISTO
           ---------            --------   --------   ------    -----    -------     ------    ------     -----
Insured Tax Free Income Fund...   9/30     $12,061    $  829   $13,428   $ 19,013   $ 28,191   $ 8,367   $ 6,888
 Tax Free High Income Fund.....   9/30      11,230       778    12,661     18,570     27,209     7,518     4,640
 California Insured Tax Free
   Fund........................   9/30       8,666       475    10,273     17,213     24,168     4,910     3,391
 Municipal Income Fund.........   9/30      12,068       715    14,058     23,404     33,528     7,594    12,202
 Intermediate Term Municipal
   Income Fund.................   9/30       8,217       418     9,855     16,976     23,638     4,454     3,172
 Florida Insured Tax Free
   Income Fund.................   9/30       8,268       426     9,902     10,914     18,313     4,505     3,197
 New York Tax Free Income
   Fund........................   9/30       4,537       425     3,611      5,706      8,667     3,632     1,967
                                           -------    ------   -------   --------   --------   -------   -------
     Trust Total...............            $65,047    $4,066   $73,788   $111,796   $163,714   $40,980   $35,457
                                           =======    ======   =======   ========   ========   =======   =======

                                      TRUSTEES                        FORMER TRUSTEES
                                 -------------------   ----------------------------------------------
           FUND NAME              WHALEN    YOVOVICH   CARUSO   GAUGHAN   MILLER     REES    ROBINSON
           ---------              ------    --------   ------   -------   ------     ----    --------
Insured Tax Free Income Fund...  $ 23,050   $ 2,479    $1,296   $1,064    $10,487   $    0   $ 17,113
 Tax Free High Income Fund.....    22,228     2,257         0    1,064     10,487        0     17,113
 California Insured Tax Free
   Fund........................    19,692     1,260         0    1,064     10,487        0     17,113
 Municipal Income Fund.........    27,189     2,076     2,778    1,306     14,169    7,077     22,359
 Intermediate Term Municipal
   Income Fund.................    19,249     1,080         0    1,064     10,487        0     17,113
 Florida Insured Tax Free
   Income Fund.................    15,409     1,105         0      496      6,656        0     12,280
 New York Tax Free Income
   Fund........................     7,188     1,096         0      158      2,682        0      4,783
                                 --------   -------    ------   ------    -------   ------   --------
     Trust Total...............  $134,005   $11,353    $4,074   $6,216    $65,455   $7,077   $107,874
                                 ========   =======    ======   ======    =======   ======   ========



                                                                         TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                TRUSTEE
                                      -------------------------------------------------------------------------------------------
FUND NAME                             BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                             --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Insured Tax Free Income Fund.........   1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund..........   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Fund...   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund..............   1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund.............................   1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund.............................   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund......   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998

                         INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such position. The Fund, however, bears the cost of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, the Adviser received approximately $220,587, $139,295 and $164,970, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Advisory Corp. received approximately $57,300, $45,400 and $36,000, respectively, in accounting services fees from the Fund.


     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Van Kampen Investments received approximately $2,600, $1,700 and $7,200, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year Ended September 30, 1999........................    $  4,303        $   126
Fiscal Period Ended September 30, 1998......................    $100,892        $ 3,044
Fiscal Year Ended December 31, 1997.........................    $ 10,982        $   636


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $25,000......................................        3.25%             3.36%          3.00%
$25,000 but less than $250,000.........................        2.75%             2.83%          2.50%
$250,000 but less than $500,000........................        1.75%             1.78%          1.50%
$500,000 but less than $1,000,000......................        1.50%             1.52%          1.25%
$1,000,000 or more.....................................            *                 *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.



     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1999, there were $6,716 and $12,570 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.06% and 0.23% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $62,887 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $143,540 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $110,033 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $37,534 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $46,428 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $19,910 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $24,680 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                         MORGAN      DEAN
                                                              BROKERS   STANLEY     WITTER
                                                              -------   --------   --------
Commission paid:
  Fiscal year ended September 30, 1999......................  $4,640       --         --
  Fiscal period ended September 30, 1998....................  $1,600       --         --
  Fiscal year ended December 31, 1997.......................      --       --         --
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...........               0%         0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................               0%         0%



     During the fiscal year ended September 30, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."


INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemption out of that Fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



     This policy does not apply to money market funds, systematic exchange plans or employee-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


                              REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;

(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.



     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.



                    CONTINGENT DEFERRED SALES CHARGE-CLASS A



     As described in the Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND



     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and at least 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income and net tax-exempt interest necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS



     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.


     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally, taxable income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed excess of the amount of interest exempt from tax under
Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES



     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



BACKUP WITHHOLDING



     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number,

(ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING



     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect of such dividends.



GENERAL





     The federal, income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.



                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of the this Statement of Additional Information.


CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 1999 was -3.34%, (ii) the five-year period ended September 30, 1999 was 5.39% and (iii) the approximately six-year, four month period from May 28, 1993 (the commencement of distribution for Class A Shares of the Fund) through September 30, 1999 was 5.19%.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1999 was 3.51%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 4.89%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 7.64%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 37.82%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 42.51%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 1999 was -3.67%, (ii) the five-year period ended September 30, 1999 was 5.32% and (iii) the approximately six-year, four month period from May 28, 1993 (the commencement of distribution for Class B Shares of the Fund) through September 30, 1999 was 5.03%.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1999 was 2.85%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 4.29%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 6.70%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 36.03%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 36.03%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 1999 was -1.77%, (ii) the five-year period ended September 30, 1999 was 5.34% and (iii) the five-year, eleven month period from October 19, 1993 (the commencement of distribution of Class C Shares of the
Fund) through September 30, 1999 was 4.08%.



     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1999 was 2.90%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 4.29%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 6.70%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 26.87%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 26.87%.



     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION


CUSTODY OF ASSETS



     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.



SHAREHOLDER REPORTS



     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



INDEPENDENT ACCOUNTANTS



     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.



LEGAL COUNSEL



     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Intermediate Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Intermediate Term Municipal Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP

Chicago, Illinois
November 11, 1999

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  104.3%
         ALABAMA  3.5%
$1,015   Birmingham, AL Arpt Auth Arpt Rev Rfdg
         (AMBAC Insd) (b).......................  5.250%      07/01/06    $ 1,029,017
   500   West Jefferson Cnty, AL Amusement & Pub
         Pk Auth (Prerefunded @ 12/01/06).......  7.500       12/01/08        566,045
                                                                          -----------
                                                                            1,595,062
                                                                          -----------
         ALASKA  0.6%
   250   Seward, AK Rev AK Sealife Cent Proj....  7.100       10/01/05        255,198
                                                                          -----------
         ARIZONA  3.6%
   500   Maricopa Cnty, AZ Indl Dev Auth Sr
         Living Fac Rev.........................  7.250       04/01/05        506,195
 1,070   Pima Cnty, AZ Indl Dev Auth Indl Rev
         Lease Oblig Irvington Proj Tucson Ser A
         Rfdg (FSA Insd)........................  7.250       07/15/10      1,156,082
                                                                          -----------
                                                                            1,662,277
                                                                          -----------
         CALIFORNIA  4.2%
   335   California Edl Fac Auth Rev Pacific
         Grad School............................  6.950       11/01/07        337,747
 1,000   California St (AMBAC Insd).............  6.400       09/01/08      1,119,480
   240   Del Mar, CA Race Track Auth Rev Rfdg...  6.000       08/15/06        249,348
   200   Stockton, CA Cmnty Fac Dist Spl Tax No
         1 Mello Roos Weston Ranch Ser A........  5.500       09/01/09        195,290
                                                                          -----------
                                                                            1,901,865
                                                                          -----------
         COLORADO  4.4%
   310   Colorado Hlth Fac Auth Rev Sr Living
         Fac Eaton Terrace Ser A................  6.800       07/01/09        308,323
    99   Colorado Hsg Fin Auth Access Pgm Single
         Family Pgm Ser E.......................  8.125       12/01/24        105,329
 1,000   Denver, CO City & Cnty Arpt Rev Ser
         A......................................  7.400       11/15/04      1,090,840
 1,000   Metropolitan Football Stadium Cap
         Apprec Ser A (MBIA Insd)...............  *           01/01/12        511,930
                                                                          -----------
                                                                            2,016,422
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         CONNECTICUT  1.3%
$  145   Mashantucket Western Pequot Tribe CT
         Spl Rev Ser A (Escrowed to Maturity),
         144A - Private Placement (a)...........  6.500%      09/01/06    $   160,393
   445   New Haven, CT Indl Fac Rev Adj Govt
         Cent Thermal Energies..................  7.250       07/01/09        451,657
                                                                          -----------
                                                                              612,050
                                                                          -----------
         FLORIDA  5.4%
 1,150   Florida Hsg Fin Agy Hsg Maitland Club
         Apts Ser B1 (AMBAC Insd)...............  6.750       08/01/14      1,225,095
   190   Lee Cnty, FL Indl Dev Auth Econ Rev
         Encore Nursing Cent Partner Rfdg.......  8.125       12/01/07        202,935
   225   Orange Cnty, FL Hlth Fac Auth Rev First
         Mtg Orlando Lutheran Twr Rfdg..........  8.125       07/01/06        238,833
   300   Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg.........................  7.125       11/01/06        330,171
   440   Westchase East Cmnty Dev Dist FL Cap
         Impt Rev...............................  7.250       05/01/03        446,239
                                                                          -----------
                                                                            2,443,273
                                                                          -----------
         GEORGIA  6.7%
 1,445   De Kalb Cnty, GA Hsg Auth Multi-Family
         Hsg Rev North Hill Apts Proj Rfdg (FNMA
         Collateralized) (c)....................  6.625       01/01/25      1,532,321
   500   Forsyth Cnty, GA Hosp Auth Rev Antic
         Ctfs GA Baptist Hlth Care Sys Proj.....  6.000       10/01/08        479,225
 1,000   George L Smith II GA World Congress Ctr
         Auth Rev Rfdg Domed Stadium Proj (MBIA
         Insd) (b)..............................  6.000       07/01/04      1,037,520
                                                                          -----------
                                                                            3,049,066
                                                                          -----------
         ILLINOIS  10.5%
   400   Bedford Park, IL Tax Increment 71st &
         Cicero Proj Rfdg.......................  7.000       01/01/06        416,160
   500   Carol Stream, IL First Mtg Rev Windsor
         Pk Mnr Proj............................  6.500       12/01/07        510,600
   445   Chicago, IL Tax Increment Allocation
         San Drainage & Ship Canal A............  7.375       01/01/05        458,288
   545   Clay Cnty, IL Hosp Rev.................  5.500       12/01/10        511,602
   115   Danville, IL Single Family Mtg Rev
         Rfdg...................................  7.300       11/01/10        119,444
   330   Huntley, IL Spl Svc Area No 7 Spl
         Tax....................................  6.000       03/01/09        317,704

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$1,335   Illinois Dev Fin Auth Elderly Hsg Rev
         Libertyville Towers Ser A..............  6.500%      09/01/09    $ 1,375,798
   750   Illinois Hlth Fac Auth Rev Holy Cross
         Hosp Proj Ser 94-A.....................  6.250       03/01/04        765,082
   300   Peoria, IL Spl Tax WeaverRidge Spl Svc
         Area...................................  7.625       02/01/08        315,432
                                                                          -----------
                                                                            4,790,110
                                                                          -----------
         KENTUCKY  1.2%
   500   Kenton Cnty, KY Arpt Brd Rev (MBIA
         Insd)..................................  5.900       03/01/05        525,780
                                                                          -----------
         LOUISIANA  3.7%
   220   Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev...............................  7.500       05/26/06        217,149
   500   Louisiana Hsg Fin Agy Rev Multi-Family
         Hsg Plantation Ser A...................  7.200       01/01/03        499,255
 1,000   St John Baptist Parish LA Sales Tax
         Dist (FSA Insd)........................  5.000       12/01/11        975,460
                                                                          -----------
                                                                            1,691,864
                                                                          -----------
         MASSACHUSETTS  3.6%
   500   Massachusetts St Hlth & Edl Fac Auth
         Rev Cent New England Hlth Sys Ser A....  6.125       08/01/13        487,000
   500   Massachusetts St Hlth & Edl North Adams
         Regl Hosp Ser C........................  6.250       07/01/04        517,980
   190   Massachusetts St Indl Fin Agy East
         Boston Neighborhood Proj...............  7.250       07/01/06        180,409
   465   Massachusetts St Indl Fin Agy Rev Grtr
         Lynn Mental Hlth, 144A - Private
         Placement (a)..........................  6.200       06/01/08        448,395
                                                                          -----------
                                                                            1,633,784
                                                                          -----------
         MICHIGAN  4.0%
   440   John Tolfree Health Sys Corp Mich Mtg
         Rev....................................  5.450       09/15/06        426,070
 1,500   Michigan St Strategic Fd Ltd Oblig Rev
         United Waste Sys Proj..................  5.200       04/01/10      1,400,280
                                                                          -----------
                                                                            1,826,350
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MINNESOTA  1.7%
$  500   Dakota Cnty, MN Hsg & Redev Auth
         Multi-Family Hsg Rev Affordable Hsg
         View Pointe Proj.......................  6.000%      11/01/09    $   484,190
   285   Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj......................  7.000       11/01/06        288,300
                                                                          -----------
                                                                              772,490
                                                                          -----------
         MISSOURI  4.5%
 1,500   Kansas City, MO Arpt Rev Genl Impt Ser
         A (FSA Insd) (c).......................  7.000       09/01/12      1,642,125
   400   West Plains, MO Indl Dev Auth Hosp Rev
         Ozarks Med Ctr.........................  6.300       11/15/11        394,308
                                                                          -----------
                                                                            2,036,433
                                                                          -----------
         MONTANA  1.1%
   500   Crow Fin Auth MT Tribal Purp Rev,
         144A - Private Placement (a)...........  5.400       10/01/07        503,645
                                                                          -----------
         NEBRASKA  2.0%
 1,000   American Pub Energy Agy NE Gas Sup Rev
         NE Pub Gas Agy Proj Ser A (AMBAC
         Insd)..................................  4.375       06/01/10        926,440
                                                                          -----------
         NEW JERSEY  8.2%
   500   Camden Cnty, NJ Impt Auth Lease Rev
         Kaighn Pt Marine Terminal A............  7.375       06/01/07        517,710
 1,000   East Orange, NJ Brd Ed Ctfs Partn Cap
         Apprec (FSA Insd)......................  *           02/01/16        398,630
   250   New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A (Escrowed to
         Maturity)..............................  8.000       05/15/04        281,195
   225   New Jersey Health Care Facs Fing Auth
         Rev-Palisades (Prerefunded @
         07/01/02)..............................  7.500       07/01/06        241,447
   115   New Jersey Health Care Facs Fing Auth
         Rev-Palisades..........................  7.500       07/01/06        121,708
 1,000   New Jersey Hlthcare Fac Fin Auth Rev
         Christ Hosp Group Issue (Connie Lee
         Insd)..................................  7.000       07/01/06      1,123,370
 1,000   New Jersey St Transn Tr Fd Auth Transn
         Sys Ser A (b)..........................  5.500       06/15/11      1,029,070
                                                                          -----------
                                                                            3,713,130
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK  8.2%
$  500   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev Woodcrest Estates
         Fac Ser A..............................  5.875%      12/01/09    $   478,960
   500   New York City Ser A....................  7.000       08/01/07        560,600
   500   New York St Dorm Auth Rev Rfdg Secd
         Hosp North Gen Hosp Ser G..............  5.125       02/15/08        496,610
 1,000   New York St Med Care Fac Fin Agy Rev NY
         Hosp Mtg Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)...........................  6.200       08/15/05      1,089,780
 1,000   Niagara Falls, NY Pub Impt (MBIA
         Insd)..................................  6.900       03/01/20      1,095,590
                                                                          -----------
                                                                            3,721,540
                                                                          -----------
         OHIO  7.5%
   500   Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty Ser A Rfdg.....  7.000       11/15/10        512,120
   500   Dayton, OH Spl Facs Rev Afco Cargo Day
         LLC Proj...............................  6.000       04/01/09        487,655
   250   Marion Cnty, OH Hosp Impt Rev Cmnty
         Hosp Rfdg..............................  6.375       05/15/11        250,550
   400   Montgomery Cnty, OH Hosp Rev Grandview
         Hosp & Med Cent Rfdg...................  5.250       12/01/01        399,752
 1,000   Ohio St Air Quality Dev Auth Rev Owens
         Corning Fiberglass Proj Rfdg...........  6.250       06/01/04      1,019,430
   775   Sandusky Cnty, OH Hosp Fac Rev Rfdg Mem
         Hosp...................................  5.000       01/01/06        759,392
                                                                          -----------
                                                                            3,428,899
                                                                          -----------
         OKLAHOMA  0.8%
   365   Shawnee, OK Hosp Auth Hosp Rev
         Midamerica Hlthcare Inc Rfdg...........  5.750       10/01/03        366,551
                                                                          -----------
         OREGON  3.0%
 1,465   Multnomah Cnty, OR Ctfs Partn Ser A....  4.200       08/01/08      1,378,931
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         PENNSYLVANIA  2.1%
$  225   Erie, PA Higher Edl Bldg Auth College
         Rev Mercyhurst College Proj A Rfdg.....  5.300%      03/15/03    $   229,079
   250   Philadelphia, PA Auth For Indl Dev Revs
         1st Mtg - Crime Prevention Assn........  6.000       04/01/09        244,000
   490   Philadelphia, PA Auth For Indl Dev
         Hlthcare Fac Rev Baptist Home of Phil
         Ser A..................................  5.200       11/15/04        480,911
                                                                          -----------
                                                                              953,990
                                                                          -----------
         TENNESSEE  4.0%
 1,500   Franklin, TN Spl Sch Dist Cap Apprec
         (FSA Insd).............................  *           06/01/15        616,095
 1,300   Municipal Energy Acq Corp TN Gas Rev
         (FSA Insd).............................  4.125       03/01/09      1,189,643
                                                                          -----------
                                                                            1,805,738
                                                                          -----------
         TEXAS  4.1%
   500   Austin, TX Util Sys Rev Rfdg (AMBAC
         Insd)..................................  6.500       11/15/05        547,525
   405   Mesquite, TX Hlth Fac Dev Retirement
         Fac Christian Ser A....................  6.100       02/15/08        411,326
   585   Parker Cnty, TX Hosp Dist Hosp Rev
         Campbell Health Sys....................  5.700       08/15/09        580,864
   300   San Antonio, TX Hsg Fin Corp
         Multi-Family Hsg Rev Beverly Oaks Arpt
         Proj Ser A.............................  7.500       02/01/10        304,911
                                                                          -----------
                                                                            1,844,626
                                                                          -----------
         UTAH  1.9%
   845   Utah St Hsg Fin Agy Single Family Mtg
         Mezz Ser A (FHA Gtd)...................  7.150       07/01/12        882,197
                                                                          -----------
         VIRGINIA  1.2%
   500   Pittsylvania Cnty, VA Indl Dev Auth Rev
         Exempt Fac Ser A.......................  7.450       01/01/09        531,350
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         U. S. VIRGIN ISLANDS  1.3%
$  600   Virgin Islands Pub Fin Auth Rev Sr Lien
         Fd Ln Nts Ser C........................  5.500%      10/01/07    $   606,576
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  104.3%
  (Cost $46,582,997)..................................................     47,475,637
TOTAL SHORT-TERM INVESTMENTS  0.6%
  (Cost $300,000).....................................................        300,000
                                                                          -----------
TOTAL INVESTMENTS  104.9%
  (Cost $46,882,997)..................................................     47,775,637
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.9%).........................     (2,243,921)
                                                                          -----------
NET ASSETS  100.0%....................................................    $45,531,716
                                                                          ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $46,882,997)........................    $47,775,637
Cash........................................................        201,839
Receivables:
  Interest..................................................        699,241
  Investments Sold..........................................        388,220
  Fund Shares Sold..........................................         38,696
Other.......................................................          1,741
                                                                -----------
      Total Assets..........................................     49,105,374
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      3,106,745
  Fund Shares Repurchased...................................        150,713
  Income Distributions......................................         54,246
  Distributor and Affiliates................................         45,491
  Investment Advisory Fee...................................         18,782
Trustees' Deferred Compensation and Retirement Plans........        137,203
Accrued Expenses............................................         60,478
                                                                -----------
      Total Liabilities.....................................      3,573,658
                                                                -----------
NET ASSETS..................................................    $45,531,716
                                                                ===========
NET ASSETS CONSIST OF:
Capital ($.01 par value with an unlimited number of shares
  authorized)...............................................    $44,914,978
Net Unrealized Appreciation.................................        892,640
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (94,570)
Accumulated Net Realized Loss...............................       (181,332)
                                                                -----------
NET ASSETS..................................................    $45,531,716
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $29,498,083 and 2,886,338 shares of
    beneficial interest issued and outstanding).............    $     10.22
    Maximum sales charge (3.25%* of offering price).........            .34
                                                                -----------
    Maximum offering price to public........................    $     10.56
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,442,070 and 1,023,439 shares of
    beneficial interest issued and outstanding).............    $     10.20
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,591,563 and 548,062 shares of
    beneficial interest issued and outstanding).............    $     10.20
                                                                ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 2,546,686
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $62,887, $143,540 and $46,428,
  respectively).............................................        252,855
Investment Advisory Fee.....................................        220,587
Accounting Services.........................................         57,312
Shareholder Services........................................         45,637
Trustees' Fees and Related Expenses.........................         31,682
Custody.....................................................          6,004
Legal.......................................................          4,755
Other.......................................................         79,916
                                                                -----------
    Total Expenses..........................................        698,748
    Less Credits Earned on Cash Balances....................            685
                                                                -----------
    Net Expenses............................................        698,063
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,848,623
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   118,720
                                                                -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................      3,084,453
    End of the Period.......................................        892,640
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,191,813)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(2,073,093)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $  (224,470)
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended September 30, 1999, the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                       Year Ended       Nine Months Ended       Year Ended
                                   September 30, 1999   September 30, 1998   December 31, 1997
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............     $ 1,848,623          $ 1,184,525          $ 1,380,936
Net Realized Gain................         118,720               38,354              347,481
Net Unrealized
  Appreciation/Depreciation
  During the Period..............      (2,191,813)             650,720              651,462
                                      -----------          -----------          -----------
Change in Net Assets from
  Operations.....................        (224,470)           1,873,599            2,379,879
                                      -----------          -----------          -----------
Distributions from Net Investment
  Income.........................      (1,881,557)          (1,184,915)          (1,375,554)
Distributions in Excess of Net
  Investment Income..............         (94,570)                 -0-                  -0-
                                      -----------          -----------          -----------
Distributions from and in Excess
  of Net Investment Income*......      (1,976,127)          (1,184,915)          (1,375,554)
                                      -----------          -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..........      (2,200,597)             688,684            1,004,325
                                      -----------          -----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........      22,415,763           13,360,043            5,579,082
Net Asset Value of Shares Issued
  Through Dividend
  Reinvestment...................       1,287,591              800,943              883,487
Cost of Shares Repurchased.......     (15,031,256)          (8,183,923)          (9,753,115)
                                      -----------          -----------          -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS...........       8,672,098            5,977,063           (3,290,546)
                                      -----------          -----------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.........................       6,471,501            6,665,747           (2,286,221)
NET ASSETS:
Beginning of the Period..........      39,060,215           32,394,468           34,680,689
                                      -----------          -----------          -----------
End of the Period (Including
  accumulated undistributed net
  investment income of ($94,570),
  $32,934 and $33,324,
  respectively)..................     $45,531,716          $39,060,215          $32,394,468
                                      ===========          ===========          ===========

*Distributions by Class
--------------------------------------------------------------------------
Distributions from and in Excess
  of Net Investment Income:
  Class A Shares.................  $(1,205,493)  $  (625,738)  $  (560,309)
  Class B Shares.................     (581,561)     (469,656)     (628,468)
  Class C Shares.................     (189,073)      (89,521)     (186,777)
                                   -----------   -----------   -----------
                                   $(1,976,127)  $(1,184,915)  $(1,375,554)
                                   ===========   ===========   ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Nine Months            Year Ended December 31,
                              Year Ended         Ended        -------------------------------------
     Class A Shares         Sept. 30, 1999   Sept. 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................        $10.728         $10.536       $10.213   $10.264   $ 9.330   $10.145
                                -------         -------       -------   -------   -------   -------
  Net Investment
    Income..............           .471            .358          .480      .455      .508      .489
  Net Realized and
    Unrealized
    Gain/Loss...........          (.475)           .199          .317     (.032)     .900     (.815)
                                -------         -------       -------   -------   -------   -------
Total from Investment
  Operations............          (.004)           .557          .797      .423     1.408     (.326)
                                -------         -------       -------   -------   -------   -------
Less Distributions from
  and in Excess of Net
  Investment Income.....           .504            .365          .474      .474      .474      .489
                                -------         -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............        $10.220         $10.728       $10.536   $10.213   $10.264   $ 9.330
                                =======         =======       =======   =======   =======   =======
Total Return* (a).......         (0.10%)          5.36%**       8.08%     4.27%    15.31%    (3.32%)
Net Assets at End of the
  Period (In
  millions).............        $  29.5         $  20.6       $  12.9   $  12.5   $  15.6   $  15.7
Ratio of Expenses to
  Average Net Assets*...          1.28%           1.30%         1.52%     1.56%     1.00%      .67%
Ratio of Net Investment
  Income to Average Net
  Assets*...............          4.49%           4.61%         4.67%     4.45%     5.10%     5.07%
Portfolio Turnover......            65%             15%**         37%       45%       75%      274%

 * If certain expenses had
   not been reimbursed by
   Van Kampen, Total Return
   would have been  lower and
   the ratios would have been
   as follows:

Ratio of Expenses to
  Average Net Assets....            N/A             N/A         1.67%     1.74%     1.61%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets................            N/A             N/A         4.52%     4.27%     4.49%     3.99%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A--Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Nine Months            Year Ended December 31,
                              Year Ended         Ended        -------------------------------------
     Class B Shares         Sept. 30, 1999   Sept. 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................        $10.714         $10.526       $10.209   $10.263   $ 9.319   $10.137
                                -------         -------       -------   -------   -------   -------
  Net Investment
    Income..............           .392            .308          .402      .375      .430      .417
  Net Realized and
    Unrealized
    Gain/Loss...........          (.475)           .191          .317     (.027)     .916     (.818)
                                -------         -------       -------   -------   -------   -------
Total from Investment
  Operations............          (.083)           .499          .719      .348     1.346     (.401)
                                -------         -------       -------   -------   -------   -------
Less Distributions from
  and in Excess of Net
  Investment Income.....           .428            .311          .402      .402      .402      .417
                                -------         -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............        $10.203         $10.714       $10.526   $10.209   $10.263   $ 9.319
                                =======         =======       =======   =======   =======   =======
Total Return* (a).......         (0.81%)          4.74%**       7.23%     3.54%    14.62%    (4.04%)
Net Assets at End of the
  Period (In
  millions).............        $  10.4         $  15.2       $  16.4   $  16.4   $  17.5   $  17.7
Ratio of Expenses to
  Average Net Assets*...          1.97%           2.06%         2.28%     2.32%     1.75%     1.43%
Ratio of Net Investment
  Income to Average Net
  Assets*...............          3.80%           3.90%         3.91%     3.69%     4.33%     4.30%
Portfolio Turnover......            65%             15%**         37%       45%       75%      274%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets....            N/A             N/A         2.42%     2.50%     2.36%     2.50%
Ratio of Net Investment
  Income to Average Net
  Assets................            N/A             N/A         3.77%     3.51%     3.72%     3.24%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Nine Months            Year Ended December 31,
                              Year Ended         Ended        -------------------------------------
     Class C Shares         Sept. 30, 1999   Sept. 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................        $10.712         $10.525       $10.206   $10.260   $ 9.314   $10.134
                                -------         -------       -------   -------   -------   -------
  Net Investment
    Income..............           .399            .308          .402      .374      .430      .419
  Net Realized and
    Unrealized
    Gain/Loss...........          (.481)           .190          .319     (.026)     .918     (.822)
                                -------         -------       -------   -------   -------   -------
Total from Investment
  Operations............          (.082)           .498          .721      .348     1.348     (.403)
                                -------         -------       -------   -------   -------   -------
Less Distributions from
  and in Excess of Net
  Investment Income.....           .428            .311          .402      .402      .402      .417
                                -------         -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............        $10.202         $10.712       $10.525   $10.206   $10.260   $ 9.314
                                =======         =======       =======   =======   =======   =======
Total Return* (a).......         (0.81%)          4.74%**       7.23%     3.54%    14.74%    (4.04%)
Net Assets at End of the
  Period (In
  millions).............        $   5.6         $   3.3       $   3.1   $   5.8   $   4.9   $   4.7
Ratio of Expenses to
  Average Net Assets*...          2.02%           2.06%         2.29%     2.32%     1.74%     1.43%
Ratio of Net Investment
  Income to Average Net
  Assets*...............          3.75%           3.89%         3.88%     3.70%     4.36%     4.34%
Portfolio Turnover......            65%             15%**         37%       45%       75%      274%

 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets....            N/A             N/A         2.43%     2.50%     2.34%     2.46%
Ratio of Net Investment
  Income to Average Net
  Assets................            N/A             N/A         3.74%     3.52%     3.75%     3.31%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A--Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

   The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $181,332 which will expire on September 30, 2003.

   At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $46,882,997; the aggregate gross unrealized appreciation is $1,476,442 and the aggregate gross unrealized depreciation is $583,802, resulting in net unrealized appreciation on long- and short-term investments of $892,640.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

   Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $685 as a result of credits earned on overnight cash balances.

                               September 30, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .500 of 1%
Over $500 million.....................................     .450 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $59,900 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $23,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At September 30, 1999, capital aggregated $29,626,819, $9,940,594 and $5,347,565 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,523,720    $ 16,094,310
  Class B......................................    283,297       2,990,396
  Class C......................................    315,962       3,331,057
                                                ----------    ------------
Total Sales....................................  2,122,979    $ 22,415,763
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     77,116    $    810,720
  Class B......................................     30,595         322,125
  Class C......................................     14,739         154,746
                                                ----------    ------------
Total Dividend Reinvestment....................    122,450    $  1,287,591
                                                ==========    ============
Repurchases:
  Class A......................................   (633,044)   $ (6,690,021)
  Class B......................................   (708,231)     (7,395,119)
  Class C......................................    (89,710)       (946,116)
                                                ----------    ------------
Total Repurchases.............................. (1,430,985)   $(15,031,256)
                                                ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $19,411,810, $14,023,192 and $2,807,878 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                    SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A....................................... 1,074,637    $11,350,330
  Class B.......................................   130,358      1,377,259
  Class C.......................................    59,963        632,454
                                                 ---------    -----------
Total Sales..................................... 1,264,958    $13,360,043
                                                 =========    ===========
Dividend Reinvestment:
  Class A.......................................    43,203    $   457,668
  Class B.......................................    25,218        266,756
  Class C.......................................     7,232         76,519
                                                 ---------    -----------
Total Dividend Reinvestment.....................    75,653    $   800,943
                                                 =========    ===========
Repurchases:
  Class A.......................................  (425,765)   $(4,501,920)
  Class B.......................................  (297,555)    (3,150,507)
  Class C.......................................   (50,238)      (531,496)
                                                 ---------    -----------
Total Repurchases...............................  (773,558)   $(8,183,923)
                                                 =========    ===========

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $12,105,732, $15,529,684 and
$2,630,401 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.........................................  224,786    $ 2,319,832
  Class B.........................................  176,313      1,821,383
  Class C.........................................  141,162      1,437,867
                                                   --------    -----------
Total Sales.......................................  542,261    $ 5,579,082
                                                   ========    ===========
Dividend Reinvestment:
  Class A.........................................   36,275    $   374,192
  Class B.........................................   34,418        354,505
  Class C.........................................   15,094        154,790
                                                   --------    -----------
Total Dividend Reinvestment.......................   85,787    $   883,487
                                                   ========    ===========
Repurchases:
  Class A......................................... (255,254)   $(2,615,305)
  Class B......................................... (255,930)    (2,632,842)
  Class C......................................... (437,360)    (4,504,968)
                                                   --------    -----------
Total Repurchases................................. (948,544)   $(9,753,115)
                                                   ========    ===========

                               September 30, 1999
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 347,734 Class B shares automatically converted to Class A shares. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $4,300 and CDSC on redeemed shares of approximately $36,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,933,363 and $29,431,524, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $251,300.

                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND


  Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company.



  The Fund is organized as a non-diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-13
Investment Restrictions.....................................   B-18
Description of Securities Ratings...........................   B-19
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-23
Trustees and Officers.......................................   B-24
Investment Advisory Agreement...............................   B-34
Other Agreements............................................   B-34
Distribution and Service....................................   B-35
Transfer Agent..............................................   B-38
Portfolio Transactions and Brokerage Allocation.............   B-38
Shareholder Services........................................   B-39
Redemption of Shares........................................   B-42
Contingent Deferred Sales Charge-Class A....................   B-42
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-42
Taxation....................................................   B-44
Fund Performance............................................   B-47
Other Information...........................................   B-50
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-12



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2000.

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

  The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt Florida Insured Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Florida Insured Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



  Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").



  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of December 31, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                        DECEMBER 31,     CLASS     PERCENTAGE
                      OF RECORD HOLDER                            1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Edward Jones & Co...........................................   382,987.85      A           14.28%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009
MLPF & S for the sold benefit of its customers..............    42,600.88      C           20.14%
  4800 Deer Lake Dr. E. 2nd fl.
  Jacksonville, FL 32246-6484
NFSC FEBO...................................................    19,667.06      C            9.29%
  Anthony R. Medici
  Helen Medici
  11439 SW Courtney Dr.
  Arcadia, FL 34266-8496
Salomon Smith Barney Inc. ..................................    17,574.22      C           8.309%
  333 West 34th St--3rd Floor
  New York, NY 10001-2483
NFSC FEBO...................................................    11,573.00      C            5.47%
  Juergen Haar
  Gottfried Kellner
  7148 Estero Blvd
  Ft. Myers Beach, FL 33931

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


  The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. "Non-Substitution" clauses in municipal lease transactions have recently been held unenforceable in Florida as violative of public policy. The Fund will invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade, at the time of investment.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


  Although the Fund invests primarily in municipal securities which will be insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE


  As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.


  ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

  Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

  In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

  One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

  There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

  Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk

(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS REGARDING FLORIDA MUNICIPAL SECURITIES

  GENERAL. As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in Florida municipal securities. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities. In addition, the specific Florida municipal securities in which the Fund will invest are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of Florida municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal securities may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific State of Florida securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

  Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal securities.

  Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook, and is expected to experience steady if unspectacular growth over the next couple of years. The Florida constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.

  INVESTMENT PRACTICES AND POLICIES OF ISSUERS OF FLORIDA MUNICIPAL
ISSUERS. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Although the Florida municipal securities which may be purchased by the Fund will be insured, only those securities which are insured by Original Issuance Insurance will contain restrictions on investments imposed by the issuer of such insurance. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.


  POPULATION, INCOME AND EMPLOYMENT. Florida has experienced a large population growth. As of April 1, 1998, Florida ranks fourth with an estimated population of 15 million. Since the beginning of the eighties, Florida has surpassed Ohio, Illinois and Pennsylvania in total population. Because of the national recession,

Florida's net in-migration declined to 140,000 in 1992, but migration has since recovered and reached 232,000 in 1998. The personal income of residents of Florida has been growing strongly the last several years and generally has historically outperformed both the nation as a whole and the southeast in particular. The State's economy since the early seventies has diversified in such a way as to provide a greater insulation from national economic downturns. The structure of income of residents of Florida differs from that of the nation and the southeast in that, due to a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are an important source of income.



  Real personal income in Florida is estimated to increase at 4.5% and 3.6% for 1999-00 and 2000-01 respectively, while real personal income per capita is projected to grow 3.1% in 1999-00 and 1.8% in 2000-01.


  Florida's economic dependence on the highly cyclical construction and construction related industries has declined over time. The service and trade sectors are Florida's largest employers. Presently, the State's service and trade sectors employment constitutes approximately 60% of the total non-farm employment. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs are less sensitive to business cycle swings.


  Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the State's unemployment rate has again been below or about the same as the nation's. The unemployment rate for Florida in 1999 was 4.09% while the nation's rate in 1999 was 4.2%. Florida's unemployment rate is expected to be 4.3% for fiscal year 1999-00 and 4.5% in 2001-02.



  TOURISM INDUSTRY. Tourism is one of Florida's most important industries. Approximately 48.7 million people visited the State in 1998. By the end of fiscal year 1999-00, 51.2 million domestic and international tourists are estimated to have visited the State. In 2000-01 tourist arrivals should approximate 52.6 million.



  STATE FINANCIAL OPERATIONS. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1998-99, the State derived an estimated 67% of its total direct revenues to these funds from state taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax, which amounted to 70%, 8%, 4%, 3% and 4% respectively, of the total General Revenue funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1999-00, appropriations from the General Revenue Fund for education, health and welfare, and public safety are expected to amount to approximately 55%, 24% and 16%, respectively, of total General Revenues.


  The sales and use tax is the greatest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed.


  For the State fiscal year which ended June 30, 1998, receipts from the sales and use tax were $13,918 million, an increase of 7.3% from fiscal year 1997-98.



  The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ending June 30, 1999 were $2,215.7 million. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax and license revenues totalled $466.3 million in the State fiscal year ended June 30, 1999. The receipts of corporate income tax for the State fiscal year ended June 30, 1999 were $1,472.2 million, an increase of 5.5% over the prior fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery. State fiscal year 1998-99 produced gross revenues of $2.11 billion of which education received approximately $802.9 million.


  The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.


  For fiscal year 1999-00, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,455.9 million, a 4.4% increase over 1998-99.



  For fiscal year 2000-01, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,253.4 million, a 3.9% increase over 1999-00. The $19,454.7 million in Estimated Revenues represent a 4.6% increase over the analogous figure in 1999-00.


  LOCAL GOVERNMENT REVENUE SOURCES. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

  STATE CONSTITUTIONAL AMENDMENT LIMITING STATE REVENUES. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-1996. Excess revenues generated will initially be deposited in the budget stabilization fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from state revenues which may be subject to this amendment, such as state revenue sharing moneys or other state revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

  OTHER FACTORS. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

  The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

  There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



  The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.



ILLIQUID SECURITIES



  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



NON-DIVERSIFICATION



  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each calendar quarter,
(i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.



                             STRATEGIC TRANSACTIONS



  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;

(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.


  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.



                       DESCRIPTION OF SECURITIES RATINGS



  STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



          A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



          The ratings are based, in varying degrees, on the following considerations:



        1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



        2. Nature of and provisions of the obligation:



        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



LONG-TERM DEBT--INVESTMENT GRADE



    AAA:        Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

    BBB:        Debt rated "BBB" exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE



  BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



    BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.
                Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

    C:          Debt rated "C" is currently highly vulnerable to nonpayment.
                The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
                obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



     2.  MUNICIPAL NOTES



          A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



          The following criteria will be used in making that assessment.



          -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



          -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



          Note rating symbols are as follows:



    SP-1:       Strong or strong capacity to pay principal and interest.
                Issues determined to possess very strong characteristics are a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.

    SP-3:       Speculative capacity to pay principal and interest.



     3.  COMMERCIAL PAPER



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market



          Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short-term debt obligations with a doubtful capacity for payments.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as result of changes in, or unavailability of, such information, or based on other circumstances.



     4.  TAX-EXEMPT DUAL RATINGS



          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.



          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     2.  SHORT-TERM EXEMPT NOTES



          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



          MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



          MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



          MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



          MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



          SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



     3.  TAX-EXEMPT COMMERCIAL PAPER



          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



          Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



           -- Leading market positions in well established industries.

           -- High rates of return on funds employed.



           -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



           -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



          Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          Issuers rated Not Prime do not fall within any of the prime rating categories.



         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS



RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



  The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:



DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



  AAA. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.



  AA. Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.



  A. Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.



  BBB. Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.



Note: Plus (+) and minus (-) signs indicate relative standing within a category, and are not indications of likely upgrades or downgrades.



DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY



  AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

  AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.



  A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.



  BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.



Note: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.



TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
1632 Morning Mountain Road                  in the Fund Complex. Co-founder, and prior to August
Raleigh, NC 27614                           1996, Chairman, Chief Executive Officer and President,
Date of Birth: 07/14/32                     MDT Corporation (now known as Getinge/Castle, Inc., a
Age: 67                                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
Age: 61                                     January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in the
233 South Wacker Drive                      Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
Suite 7000                                  Inc., an executive recruiting and management consulting
Chicago, IL 60606                           firm. Formerly, Executive Vice President of ABN AMRO,
Date of Birth: 06/03/48                     N.A., a Dutch bank holding company. Prior to 1992,
Age: 51                                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created to
Washington, D.C. 20016                      deepen understanding, promote collaboration and stimulate
Date of Birth: 02/29/52                     exchanges of practical experience between Americans and
Age: 47                                     Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
Two World Trade Center                      of Morgan Stanley Dean Witter since December 1998.
66th Floor                                  President and Director since April 1997 and Chief
New York, NY 10048                          Executive Officer since June 1998 of Morgan Stanley Dean
Date of Birth: 08/13/53                     Witter Advisors Inc. and Morgan Stanley Dean Witter
Age: 46                                     Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds and
                                            Discover Brokerage Index Series since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Vice President of other investment companies
                                            advised by the Advisers and their affiliates. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series May 1997-April
                                            1999, and Executive Vice President of Dean Witter,
                                            Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
423 Country Club Drive                      Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of
Age: 63                                     the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor, Van
Oakbrook Terrace, IL 60181-5555             Kampen Advisors Inc. and Van Kampen Management Inc.
Date of Birth: 02/02/46                     Director and officer of certain other subsidiaries of Van
Age: 53                                     Kampen Investments. Trustee/Director and President of
                                            each of the funds in the Fund Complex. Trustee, President
                                            and Chairman of the Board of other investment companies
                                            advised by the Advisers and their affiliates, and Chief
                                            Executive Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter Realty. Prior
                                            to 1996, Director of Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame. Trustee/Director of
                                            each of the funds in the Fund Complex. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. From May 1996 through February
                                            1997 he was President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.
Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 75                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers or Van Kampen Management Inc. Trustee/Director
Age: 60                                     of each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other investment
                                            companies advised by the Advisers or Van Kampen
                                            Management Inc.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 58                                     Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network system
233 South Wacker Drive                      solutions, COMARCO, Inc., a wireless communications
Suite 9700                                  products company and APAC Customer Services, Inc., a
Chicago, IL 60606                           provider of outsourced customer contact services.
Date of Birth: 10/29/53                     Trustee/Director of each of the funds in the Fund
Age: 46                                     Complex. Prior to May 1996, President of Advance Ross
                                            Corporation, an international transaction services and
                                            pollution control equipment manufacturing company.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


  Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and Van
  Age: 57                              Kampen Management Inc. Executive Vice President and Chief
                                       Investment Officer of each of the funds in the Fund Complex, since 1998. Chief Investment Officer, Executive Vice
                                       President and Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or Van Kampen
                                       Management Inc. ("Management Inc."), since the inception of funds advised by Advisory Corp. and Management Inc. and
                                       since 1998 for funds advised by Asset Management. Director of Global Decisions Group LLC, a financial research firm,
                                       and its affiliates MCM Asia Pacific and MCM Europe. Prior to
                                       1998, President, Chief Operating Officer and a Director of
                                       the Advisers, Van Kampen American Capital Management, Inc.;
                                       Director of Van Kampen American Capital, Inc.; and
                                       President, Chief Executive Officer and Trustee of each of
                                       the funds advised by Advisory Corp. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996, Chief
                                       Executive Officer and Director of MCM Group, Inc. and
                                       McCarthy, Crisanti & Maffei, Inc., a financial research
                                       firm, and Chairman of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited. Prior to December 1991, Senior Vice
                                       President of Van Kampen Merritt Inc.

A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van Kampen
  Vice President and Secretary         Advisors Inc., Van Kampen Management Inc., the Distributor,
  Age: 43                              American Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of Illinois
                                       Inc. and Van Kampen System Inc. Vice President and
                                       Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Vice President and Secretary of each of the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior to
                                       March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission, Division
                                       of Investment Management, Office of Chief Counsel.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen Management
  Age: 44                              Inc. and Van Kampen Investor Services Inc., and serves as a
                                       Director or Officer of certain other subsidiaries of Van
                                       Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                       advised by the Advisers and their affiliates. Prior to 1998,
                                       Senior Vice President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley Dean Witter
                                       and its predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice President
  Vice President                       of each of the funds in the Fund Complex and certain other
  Age: 43                              investment companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of McCarthy,
                                       Crisanti & Maffei, Inc, a financial research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates. Prior to October 1998, Vice President and Senior Portfolio Manager
                                       with AIM Capital Management, Inc. Prior to February 1998,
                                       Senior Vice President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital Investment
                                       Advisory Corp. and Van Kampen American Capital Management,
                                       Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.
  Age: 53

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
  Age: 44                              Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their
  Age: 40                              affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor

(each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings. Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                                       ----------------------------------
                                                         AGGREGATE        AGGREGATE
                                                        PENSION OR        ESTIMATED
                                        AGGREGATE       RETIREMENT         MAXIMUM             TOTAL
                                      COMPENSATION       BENEFITS      ANNUAL BENEFITS     COMPENSATION
                                     BEFORE DEFERRAL    ACCRUED AS      FROM THE FUND     BEFORE DEFERRAL
                                        FROM THE          PART OF           UPON             FROM FUND
             NAME(1)                  REGISTRANT(2)     EXPENSES(3)     RETIREMENT(4)       COMPLEX(5)
             -------                 ---------------    -----------    ---------------    ---------------
J. Miles Branagan                        $15,220          $40,303          $60,000           $126,000
Jerry D. Choate(1)                         6,754                0           60,000             88,700
Linda Hutton Heagy                        15,220            5,045           60,000            126,000
R. Craig Kennedy                          15,220            3,571           60,000            125,600
Jack E. Nelson                            15,220           21,664           60,000            126,000
Phillip B. Rooney                         13,820            7,787           60,000            113,400
Fernando Sisto                            15,220           72,060           60,000            126,000
Wayne W. Whalen                           15,220           15,189           60,000            126,000
Suzanne H. Woolsey(1)                      6,754                0           60,000             88,700
Paul G. Yovovich(1)                       14,020            2,845           60,000            126,000


------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the Trustees, including former Trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the Trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.



(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



  As of December 31, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A


           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                  TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN
             ---------              --------   --------   ------    -----    -------   ------    ------     -----    ------
Insured Tax Free Income Fund.......   9/30     $ 3,322    $1,483   $ 3,322   $ 3,322   $ 3,322   $ 3,122   $ 3,322   $ 3,322
 Tax Free High Income Fund.........   9/30       2,998     1,366     2,998     2,998     2,998     2,798     2,998     2,998
 California Insured Tax Free
   Fund............................   9/30       1,692       745     1,692     1,692     1,692     1,492     1,692     1,692
 Municipal Income Fund.............   9/30       2,781     1,241     2,781     2,781     2,781     2,581     2,781     2,781
 Intermediate Term Municipal Income
   Fund............................   9/30       1,460       631     1,460     1,460     1,460     1,260     1,460     1,460
 Florida Insured Tax Free Income
   Fund............................   9/30       1,488       646     1,488     1,488     1,488     1,288     1,488     1,488
 New York Tax Free Income Fund.....   9/30       1,479       642     1,479     1,479     1,479     1,279     1,479     1,479
                                               -------    ------   -------   -------   -------   -------   -------   -------
   Trust Total.....................            $15,220    $6,754   $15,220   $15,220   $15,220   $13,820   $15,220   $15,220
                                               =======    ======   =======   =======   =======   =======   =======   =======

                                          TRUSTEE
                                     ------------------
             FUND NAME               WOOLSEY   YOVOVICH
             ---------               -------   --------
Insured Tax Free Income Fund.......  $1,483    $ 3,122
 Tax Free High Income Fund.........   1,366      2,798
 California Insured Tax Free
   Fund............................     745      1,492
 Municipal Income Fund.............   1,241      2,581
 Intermediate Term Municipal Income
   Fund............................     631      1,260
 Florida Insured Tax Free Income
   Fund............................     646      1,288
 New York Tax Free Income Fund.....     642      1,479
                                     ------    -------
   Trust Total.....................  $6,754    $14,020
                                     ======    =======



                                                                         TABLE B



      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
          ---------            --------   --------   ------    -----    -------   ------    ------    -----    ------    --------
Insured Tax Free Income
Fund..........................   9/30     $ 3,322    $  819   $ 3,322   $1,661    $ 3,322   $ 3,122   $1,661   $ 3,322   $ 2,373
 Tax Free High Income Fund....   9/30       2,998       769     2,998    1,499      2,998     2,798    1,499     2,998     2,165
 California Insured Tax Free
   Fund.......................   9/30       1,692       471     1,692      846      1,692     1,492      846     1,692     1,216
 Municipal Income Fund........   9/30       2,781       707     2,781    1,391      2,781     2,581    1,391     2,781     1,991
 Intermediate Term Municipal
   Income Fund................   9/30       1,460       415     1,460      730      1,460     1,260      730     1,460     1,045
 Florida Insured Tax Free
   Income Fund................   9/30       1,488       423     1,488      744      1,488     1,288      744     1,488     1,069
 New York Tax Free Income
   Fund.......................   9/30       1,479       422     1,479      740      1,479     1,279      740     1,479     1,060
                                          -------    ------   -------   ------    -------   -------   ------   -------   -------
   Trust Total................            $15,220    $4,026   $15,220   $7,611    $15,220   $13,820   $7,611   $15,220   $10,919
                                          =======    ======   =======   ======    =======   =======   ======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                         TRUSTEES
                                 FISCAL    ---------------------------------------------------------------------
           FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY     NELSON    ROONEY     SISTO
           ---------            --------   --------   ------    -----    -------     ------    ------     -----
Insured Tax Free Income Fund...   9/30     $12,061    $  829   $13,428   $ 19,013   $ 28,191   $ 8,367   $ 6,888
 Tax Free High Income Fund.....   9/30      11,230       778    12,661     18,570     27,209     7,518     4,640
 California Insured Tax Free
   Fund........................   9/30       8,666       475    10,273     17,213     24,168     4,910     3,391
 Municipal Income Fund.........   9/30      12,068       715    14,058     23,404     33,528     7,594    12,202
 Intermediate Term Municipal
   Income Fund.................   9/30       8,217       418     9,855     16,976     23,638     4,454     3,172
 Florida Insured Tax Free
   Income Fund.................   9/30       8,268       426     9,902     10,914     18,313     4,505     3,197
 New York Tax Free Income
   Fund........................   9/30       4,537       425     3,611      5,706      8,667     3,632     1,967
                                           -------    ------   -------   --------   --------   -------   -------
     Trust Total...............            $65,047    $4,066   $73,788   $111,796   $163,714   $40,980   $35,457
                                           =======    ======   =======   ========   ========   =======   =======

                                      TRUSTEES                        FORMER TRUSTEES
                                 -------------------   ----------------------------------------------
           FUND NAME              WHALEN    YOVOVICH   CARUSO   GAUGHAN   MILLER     REES    ROBINSON
           ---------              ------    --------   ------   -------   ------     ----    --------
Insured Tax Free Income Fund...  $ 23,050   $ 2,479    $1,296   $1,064    $10,487   $    0   $ 17,113
 Tax Free High Income Fund.....    22,228     2,257         0    1,064     10,487        0     17,113
 California Insured Tax Free
   Fund........................    19,692     1,260         0    1,064     10,487        0     17,113
 Municipal Income Fund.........    27,189     2,076     2,778    1,306     14,169    7,077     22,359
 Intermediate Term Municipal
   Income Fund.................    19,249     1,080         0    1,064     10,487        0     17,113
 Florida Insured Tax Free
   Income Fund.................    15,409     1,105         0      496      6,656        0     12,280
 New York Tax Free Income
   Fund........................     7,188     1,096         0      158      2,682        0      4,783
                                 --------   -------    ------   ------    -------   ------   --------
     Trust Total...............  $134,005   $11,353    $4,074   $6,216    $65,455   $7,077   $107,874
                                 ========   =======    ======   ======    =======   ======   ========


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                TRUSTEE
                                      -------------------------------------------------------------------------------------------
FUND NAME                             BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                             --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Insured Tax Free Income Fund.........   1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund..........   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Fund...   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund..............   1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund.............................   1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund.............................   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund......   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998

                         INVESTMENT ADVISORY AGREEMENT



  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any errors of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of reckless disregard of its obligations and duties under the agreement.



  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, the Adviser received $0, $0 and $0, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Advisory Corp. received $0, $0 and $0, respectively, in accounting services fees from the Fund.


  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Van Kampen Investments received $0, $0 and $0, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Year ended September 30, 1999........................    $305,087        $ 32,731
Fiscal Period Ended September 30, 1998......................    $144,891        $ 16,749
Fiscal Year Ended December 31, 1997.........................    $ 15,284        $128,317


  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.



  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1999, there were $1,048,505 and $19,502 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.62% and 0.63% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $80,368 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $268,806 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $203,399 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $65,407 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $23,830 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $16,312 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $7,518 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT


  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 1999......................  $  400        $0         $0
  Fiscal period ended September 30, 1998....................  $  880        $0         $0
  Fiscal year ended December 31, 1997.......................  $2,232        $0         $0
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...........      --        --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................      --        --         --



  During the fiscal year ended September 30, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256 Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833) for the hearing impaired.


DIVIDEND DIVERSIFICATION


  A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



  All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



  Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemptions out of that fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



  This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES


  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.



  Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and gains or losses for federal income tax purpose upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


  As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge
("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.


               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED

                                 SALES CHARGES



  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC--Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES


  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

  A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND



  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and at least 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income and net tax-exempt interest necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS



  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.


  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally taxable income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES



  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING



  The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.



GENERAL





  The federal, income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


  The table below illustrates approximate equivalent taxable and tax-free yields at the 1998 federal individual income tax rates in effect on the date of this Statement of Additional Information, including the 36% and 39.6% rates enacted in August 1993 as part of the Revenue Reconciliation Act of 1993.

  The table shows, for example, that a couple with a taxable income of $90,000, or a single individual with a taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.3% taxable yield at current federal income tax rates to receive the same benefit.

  The State of Florida imposes no income tax on individuals; accordingly, the table reflects only the exemption from Federal income taxes. The table does not reflect the exemption of shares of the Fund from the State's intangible tax; accordingly, Florida residents subject to such tax would need a somewhat higher taxable return than those shown to equal the tax-exempt return of the Florida Fund.


                    1999 FEDERAL TAXABLE VS. TAX-FREE YIELDS


                                                                 TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     -------------------------------------------------------------------------------
     RETURN            RETURN        BRACKET   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%    7.5%    8.0%    8.5%
----------------   ---------------   -------   ----   ----   ----   ----   ----   ----   -----   -----   -----   -----   -----
$       0-25,750          0-43,050    15.00%   4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%   8.82%   9.41%  10.00%
   25,750-62,450    43,050-104,050    28.00%   4.86   5.56   6.25   6.94   7.64   8.33    9.03    9.72   10.42   11.11   11.81
  62,450-130,250   104,050-158,550    31.00%   5.07   5.80   6.52   7.25   7.97   8.70    9.42   10.14   10.87   11.59   12.32
 130,250-283,150   158,550-283,150    36.00%   5.47   6.25   7.03   7.81   8.59   9.38   10.16   10.94   11.72   12.50   13.28
    Over 283,150      Over 283,150    39.60%   5.79   6.62   7.45   8.28   9.11   9.93   10.76   11.59   12.42   13.25   14.07

                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.


  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the class of shares will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one year period ended September 30, 1999 was -8.29% and (ii) the approximately five year, two month period from July 29, 1994 (the commencement of distribution for Class A Shares of the Fund) through September 30, 1999 was 4.68%.



  The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1999 was 5.12%. The Fund's current distribution rate with respect to the Class A Shares for the month ending

September 30, 1999 was 4.70%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 7.34%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 26.70%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 32.99%.


CLASS B SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one year period ended September 30, 1999 was -8.17% and (ii) the approximately five year, two month period from July 29, 1994 (the commencement of distribution for Class B Shares of the Fund) through September 30, 1999 was 4.73%.



  The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1999 was 4.62%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 4.16%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 6.50%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 27.03%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 28.03%.


CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one year period ended September 30, 1999 was -5.42% and (ii) the approximately five year, two month period from July 29, 1994 (the commencement of distribution for Class C Shares of the Fund) through September 30, 1999 was 4.90%.



  The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1999 was 4.61%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 4.15%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 6.48%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 28.10%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 28.10%.



  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION


CUSTODY OF ASSETS



  All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS



  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



INDEPENDENT ACCOUNTANTS


  KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


LEGAL COUNSEL


  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois). Squire, Sanders & Dempsey L.L.P. acts as special counsel to the Fund for Florida disclosure and Florida tax matters.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Insured Tax Free Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP SIG
Chicago, Illinois
November 11, 1999

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  94.5%
         FLORIDA  92.6%
$  600   Alachua Cnty, FL Sch Brd Ctfs Partn
         (AMBAC Insd)...........................  5.000%      07/01/18    $   549,036
   500   Bartow, FL Wtr & Swr Sys Rev (FGIC
         Insd)..................................  5.125       10/01/29        450,645
   940   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC
         Insd)..................................  4.750       07/01/17        831,891
 1,850   Boca Raton, FL Cmnty Redev Agy Tax
         Increment Rev Mizner Pk Proj Rfdg (FSA
         Insd)..................................   *          03/01/15        775,354
   465   Brevard Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev (GNMA Collateralized)...  6.650       09/01/21        480,610
   650   Brevard Cnty, FL Sales Tax Rev (MBIA
         Insd)..................................  5.750       12/01/13        660,894
 1,000   Brevard Cnty, FL Sch Brd Ctfs Partn Ser
         A (AMBAC Insd).........................  5.400       07/01/12      1,009,560
   370   Broward Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Rfdg Ser A (GNMA
         Collateralized)........................  6.100       10/01/19        376,671
   560   Broward Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Rfdg Ser A (GNMA
         Collateralized)........................  6.200       04/01/30        570,864
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem
         Hosp Ser A Rfdg (FSA Insd).............  6.500       08/15/12        532,865
 1,000   Dade Cnty, FL Aviation Rev Ser B (MBIA
         Insd)..................................  5.600       10/01/26        984,270
 1,000   Dade Cnty, FL Edl Fac Auth Rev Univ of
         Miami Ser B (MBIA Insd)................  5.750       04/01/20      1,003,660
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 05/01/04) (MBIA Insd)...  5.750       05/01/08        530,720
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 05/01/04) (MBIA Insd)...  6.000       05/01/14        535,850
   750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
         Insd)..................................  5.375       10/01/16        732,855
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg
         (AMBAC Insd)...........................  5.750       11/15/10        936,306
 1,000   Escambia Cnty, FL Util Auth Util Sys
         Rev Ser B (FGIC Insd)..................   *          01/01/15        423,070
 1,500   Florida Ports Fin Comm Rev St Trans
         Trust Fd Intermodal Pgm (FGIC Insd)
         (a)....................................  5.500       10/01/29      1,439,445
 3,250   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser A Rfdg (FGIC Insd).............  4.500       06/01/23      2,653,690
   500   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser B Rfdg (MBIA Insd).............  4.500       06/01/24        405,415

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,500   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser C (MBIA Insd)..................  5.600%      06/01/20    $ 2,477,125
 3,250   Florida St Brd of Edl Lottery Rev Ser B
         (FGIC Insd)............................  5.250       07/01/13      3,223,025
 1,750   Florida St Brd of Regts Univ Sys Impt
         Rev (MBIA Insd)........................  5.625       07/01/19      1,741,565
 2,000   Florida St Brd of Regts Univ Sys Impt
         Rev (AMBAC Insd).......................  4.500       07/01/23      1,628,060
 1,750   Florida St Div Bond Fin Dept Genl Svcs
         Rev Dept Envrnmtl Presvtn 2000 Ser A
         (AMBAC Insd) (b).......................  5.000       07/01/12      1,700,842
 2,000   Florida St Tpk Auth Tpk Rev Dept Trans
         Ser A (FGIC Insd)......................  4.500       07/01/27      1,620,940
 2,000   Florida St Tpk Auth Tpk Rev Dept Trans
         Ser B (MBIA Insd)......................  5.000       07/01/16      1,863,280
 1,300   Greater Orlando Aviation Auth Orlando
         FL Arpt Facs Rev Ser A (FGIC Insd).....  5.125       10/01/28      1,158,391
 1,450   Hillsborough Cnty, FL Edl Fac Univ
         Tampa Proj Rfdg........................  5.750       04/01/18      1,410,603
   500   Hillsborough Cnty, FL Hosp Auth Hosp
         Rev Tampa Genl Hosp Proj Rfdg (FSA
         Insd)..................................  6.375       10/01/13        530,985
   750   Hillsborough Cnty, FL Indl Dev Auth
         Pollutn Ctl Rev Tampa Elec Co Proj Rfdg
         (MBIA Insd)............................  6.250       12/01/34        767,948
 1,300   Indian River Cnty, FL Hosp Rev Rfdg
         (FSA Insd) (b).........................  5.700       10/01/15      1,309,555
 1,000   Indian River Cnty, FL Hosp Rev Rfdg
         (FSA Insd).............................  6.100       10/01/18      1,013,460
 1,000   Jacksonville, FL Elec Auth Rev Saint
         John's Pwr-2 Ser 7 Rfdg (MBIA Insd)....  5.500       10/01/14        997,470
 1,000   Jacksonville, FL Wtr & Swr Rev United
         Wtr FL Proj (AMBAC Insd)...............  6.350       08/01/25      1,038,920
   745   Lee Cnty, FL Hsg Fin Auth Single Family
         Mtg Rev Multi-Cnty Pgm Ser A (GNMA
         Collateralized)........................  7.450       09/01/27        829,967
 1,000   Lee Cnty, FL Wtr & Swr Rev Ser A (AMBAC
         Insd)..................................  5.000       10/01/29        883,660
   330   Leon Cnty, FL Sch Dist Rfdg (AMBAC
         Insd) (a)..............................  5.000       07/01/08        328,429
   885   Manatee Cnty, FL Hsg Fin Auth Mtg Rev
         (GNMA Collateralized)..................  6.875       11/01/26        949,932

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$  835   Martin Cnty, FL Consolidated Util Sys
         Rev (FGIC Insd)........................  5.750%      10/01/08    $   876,900
   750   Martin Cnty, FL Indl Dev Auth Indl Dev
         Rev Indiantown Cogeneration Proj Ser A
         Rfdg...................................  7.875       12/15/25        777,870
   545   Melbourne, FL Arpt Rev Rfdg (MBIA
         Insd)..................................  6.250       10/01/18        565,416
   500   Miramar, FL Wastewtr Impt Assmt Rev
         (FGIC Insd)............................  6.750       10/01/25        553,660
 1,250   North Broward, FL Hosp Dist Rev Rfdg &
         Impt (MBIA Insd).......................  5.375       01/15/24      1,189,712
   775   Orange Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev (GNMA Collateralized)...  6.550       10/01/21        799,033
 1,000   Orange Cnty, FL Sch Brd Ctfs Partn Ser
         A (MBIA Insd)..........................  5.000       08/01/20        904,460
   900   Orange Cnty, FL Tourist Dev Tax Rev Ser
         B (Prerefunded @ 10/01/02) (AMBAC
         Insd)..................................  6.500       10/01/19        971,856
   750   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Abbey Delray South Proj Rfdg...........  5.500       10/01/11        731,243
 1,550   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Retirement Cmnty.......................  5.625       11/15/20      1,450,025
   450   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Waterford Proj Rfdg....................  5.500       10/01/15        424,589
   750   Palm Beach Cnty, FL Sch Brd Ctfs Partn
         Ser A (Prerefunded @ 08/01/04) (AMBAC
         Insd)..................................  6.375       08/01/15        817,965
 1,000   Polk Cnty, FL Indl Dev Auth Tampa Elec
         Co Proj................................  5.850       12/01/30        993,520
 1,100   Port Saint Lucie, FL Spl Assmt Rev Util
         Svc Area No 3 & 4A (MBIA Insd) (a).....  5.000       10/01/18      1,005,972
 1,000   Santa Rosa Bay Brdg Auth FL Rev........  6.250       07/01/28      1,016,380
   750   Sarasota Cnty, FL Util Sys Rev
         (Prerefunded @ 10/01/04) (FGIC Insd)...  6.500       10/01/14        829,957
 4,750   Sunrise, FL Util Sys Rev Rfdg (AMBAC
         Insd)..................................  5.000       10/01/28      4,228,735
 1,000   Tampa Bay Wtr FL Util Sys Rev Ser A
         Rfdg (FGIC Insd).......................  4.750       10/01/27        837,960
 1,000   Tampa, FL Hosp Rev Cap Impt H Lee
         Moffitt Ser A..........................  5.750       07/01/29        938,470
 1,000   Volusia Cnty, FL Edl Fac Auth Rev Edl
         Facs Embry Riddle Ser B Rfdg (AMBAC
         Insd)..................................  5.250       10/15/19        944,910

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,000   Volusia Cnty, FL Edl Fac Auth Rev Edl
         Facs Embry Riddle Ser B Rfdg (AMBAC
         Insd)..................................  5.250%      10/15/22    $   937,170
 1,000   Volusia Cnty, FL Edl Fac Auth Rev
         Stetson Univ Proj Ser A (MBIA Insd)....  5.500       06/01/26        970,660
   500   Volusia Cnty, FL Hlth Fac Auth Rev Hosp
         Fac Mem Hlth Rfdg & Impt (AMBAC
         Insd)..................................  5.750       11/15/13        509,460
 1,000   Volusia Cnty, FL Hlth Fac Auth Rev John
         Knox Hlthcare Rfdg (Asset Gty Insd)....  6.000       06/01/17      1,005,600
 1,000   Volusia Cnty, FL Sch Brd Ctfs Partn
         Master Lease Pgm (FSA Insd)............  5.500       08/01/24        974,160
                                                                          -----------
                                                                           66,613,511
                                                                          -----------
         PUERTO RICO  1.9%
   670   Puerto Rico Comwlth Hwy & Tran Auth Hwy
         Rev Ser V Rfdg.........................  6.625       07/01/12        710,950
   650   Puerto Rico Pub Bldgs Auth Gtd Pub Edl
         & Hlth Fac Ser M Rfdg (FSA Insd).......  5.750       07/01/15        662,188
                                                                          -----------
                                                                            1,373,138
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  94.5%
  (Cost $68,443,300)..................................................     67,986,649
SHORT-TERM INVESTMENTS  3.5%
  (Cost $2,500,000)...................................................      2,500,000
                                                                          -----------
TOTAL INVESTMENTS  98.0%
  (Cost $70,943,300)..................................................     70,486,649
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%...........................      1,422,053
                                                                          -----------
NET ASSETS  100.0%....................................................    $71,908,702
                                                                          ===========

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
Asset Gty--Asset Guaranty Insurance Company

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $70,943,300)........................  $70,486,649
Cash........................................................       37,092
Receivables:
  Investments Sold..........................................    2,350,796
  Fund Shares Sold..........................................    1,865,207
  Interest..................................................    1,346,509
  Expense Reimbursement from Advisor........................       15,450
Other.......................................................        3,056
                                                              -----------
      Total Assets..........................................   76,104,759
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,758,202
  Income Distributions......................................      131,844
  Distributor and Affiliates................................      102,716
  Fund Shares Repurchased...................................       42,456
Trustees' Deferred Compensation and Retirement Plans........      101,549
Accrued Expenses............................................       59,290
                                                              -----------
      Total Liabilities.....................................    4,196,057
                                                              -----------
NET ASSETS..................................................  $71,908,702
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $73,656,525
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (57,917)
Net Unrealized Depreciation.................................     (456,651)
Accumulated Net Realized Loss...............................   (1,233,255)
                                                              -----------
NET ASSETS..................................................  $71,908,702
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $39,811,908 and 2,731,287 shares of
    beneficial interest issued and outstanding).............  $     14.58
    Maximum sales charge (4.75%* of offering price).........          .73
                                                              -----------
    Maximum offering price to public........................  $     15.31
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,990,141 and 1,988,805 shares of
    beneficial interest issued and outstanding).............  $     14.58
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,106,653 and 212,904 shares of
    beneficial interest issued and outstanding).............  $     14.59
                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 3,418,318
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $85,959, $271,199, and $23,808,
  respectively).............................................      380,966
Investment Advisory Fee.....................................      319,038
Accounting..................................................       60,622
Shareholder Services........................................       31,297
Trustees' Fees and Related Expenses.........................       28,891
Shareholder Reports.........................................       26,165
Legal.......................................................       15,425
Amortization of Organizational Costs........................       11,102
Custody.....................................................        8,032
Other.......................................................       48,426
                                                              -----------
    Total Expenses..........................................      929,964
    Expense Reduction ($319,038 related to Advisory Fees and
      $147,311 related to Other Expenses)...................      466,349
    Less Credits Earned on Cash Balances....................        3,466
                                                              -----------
    Net Expenses............................................      460,149
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,958,169
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (962,695)
  Futures...................................................       12,227
                                                              -----------
Net Realized Loss...........................................     (950,468)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,590,349
  End of the Period.........................................     (456,651)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,047,000)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,997,468)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(3,039,299)
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Year Ended September 30, 1999,
                    the Nine Months Ended September 30, 1998
                        and Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                           Year Ended       Nine Months Ended       Year Ended
                                       September 30, 1999   September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................     $  2,958,169         $ 1,689,056          $ 2,104,005
Net Realized Gain/Loss...............         (950,468)            310,611             (593,398)
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................       (5,047,000)            952,580            2,178,761
                                          ------------         -----------          -----------
Change in Net Assets from
  Operations.........................       (3,039,299)          2,952,247            3,689,368
                                          ------------         -----------          -----------
Distributions from Net Investment
  Income.............................       (2,958,015)         (1,689,056)          (2,104,005)
Distributions in Excess of Net
  Investment Income..................              -0-             (53,515)             (24,977)
                                          ------------         -----------          -----------
Distributions from and in Excess of
  Net Investment Income*.............       (2,958,015)         (1,742,571)          (2,128,982)
Distributions from Net Realized
  Gain*..............................              -0-                 -0-              (28,108)
                                          ------------         -----------          -----------
Total Distributions..................       (2,958,015)         (1,742,571)          (2,157,090)
                                          ------------         -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............       (5,997,314)          1,209,676            1,532,278
                                          ------------         -----------          -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold............       40,933,657          11,498,972           15,913,603
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......        1,349,269             804,084              999,451
Cost of Shares Repurchased...........      (16,727,671)        (14,206,014)          (7,278,428)
                                          ------------         -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................       25,555,255          (1,902,958)           9,634,626
                                          ------------         -----------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................       19,557,941            (693,282)          11,166,904
NET ASSETS:
Beginning of the Period..............       52,350,761          53,044,043           41,877,139
                                          ------------         -----------          -----------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of
  $57,917, $58,071 and $4,556,
  respectively)......................     $ 71,908,702         $52,350,761          $53,044,043
                                          ============         ===========          ===========

       *Distributions by Class
------------------------------------------------------------------------------
Distributions from and in Excess of
Net Investment Income:
  Class A Shares...................... $(1,709,865)  $  (981,519)  $(1,223,114)
  Class B Shares......................  (1,147,849)     (722,360)     (878,013)
  Class C Shares......................    (100,301)      (38,692)      (27,855)
                                       -----------   -----------   -----------
                                       $(2,958,015)  $(1,742,571)  $(2,128,982)
                                       ===========   ===========   ===========
Distributions from Net Realized Gain:
  Class A Shares...................... $       -0-   $       -0-   $   (14,898)
  Class B Shares......................         -0-           -0-       (12,813)
  Class C Shares......................         -0-           -0-          (397)
                                       -----------   -----------   -----------
                                       $       -0-   $       -0-   $   (28,108)
                                       ===========   ===========   ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                     Year         Nine Months                                   of Investment
                                     Ended           Ended         Year Ended December 31,      Operations) to
                                 September 30,   September 30,   ----------------------------    December 31,
Class A Shares                       1999            1998         1997       1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................     $15.921         $15.550      $15.060   $ 15.203   $13.796      $14.300
                                    -------         -------      -------   --------   -------      -------
  Net Investment Income........        .778            .564         .766       .784      .789         .291
  Net Realized and Unrealized
    Gain/Loss..................      (1.353)           .388         .508      (.153)    1.416        (.507)
                                    -------         -------      -------   --------   -------      -------
Total from Investment
  Operations...................       (.575)           .952        1.274       .631     2.205        (.216)
                                    -------         -------      -------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................        .770            .581         .774       .774      .798         .288
  Distributions from Net
    Realized Gain..............         -0-             -0-         .010        -0-       -0-          -0-
                                    -------         -------      -------   --------   -------      -------
Total Distributions............        .770            .581         .784       .774      .798         .288
                                    -------         -------      -------   --------   -------      -------
Net Asset Value, End of the
  Period.......................     $14.576         $15.921      $15.550   $ 15.060   $15.203      $13.796
                                    =======         =======      =======   ========   =======      =======
Total Return* (a)..............      (3.74%)          6.26%**      8.72%      4.37%    16.29%       (1.47%)**
Net Assets at End of the Period
  (In millions)................     $  39.8         $  27.1      $  29.3   $   22.2   $  16.2      $   9.0
Ratio of Expenses to Average
  Net Assets*..................        .37%            .60%         .59%       .28%      .44%         .49%
Ratio of Net Investment Income
  to Average Net Assets*.......       4.98%           4.85%        5.05%      5.31%     5.33%        5.13%
Portfolio Turnover.............        101%             50%**        48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average
  Net Assets...................       1.10%           1.30%        1.29%      1.47%     1.70%        1.99%
Ratio of Net Investment Income
  to Average Net Assets........       4.25%           4.15%        4.35%      4.13%     4.07%        3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                   Year         Nine Months                                     of Investment
                                   Ended           Ended          Year Ended December 31,       Operations) to
                               September 30,   September 30,   ------------------------------    December 31,
Class B Shares                     1999            1998          1997        1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................     $15.925         $ 15.554     $  15.064   $ 15.201   $13.792      $14.300
                                  -------         --------     ---------   --------   -------      -------
  Net Investment Income......        .658             .478          .650       .677      .685         .251
  Net Realized and Unrealized
    Gain/Loss................      (1.350)            .388          .510      (.154)    1.415        (.509)
                                  -------         --------     ---------   --------   -------      -------
Total from Investment
  Operations.................       (.692)            .866         1.160       .523     2.100        (.258)
                                  -------         --------     ---------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................        .656             .495          .660       .660      .691         .250
  Distributions from Net
    Realized Gain............         -0-              -0-          .010        -0-       -0-          -0-
                                  -------         --------     ---------   --------   -------      -------
Total Distributions..........        .656             .495          .670       .660      .691         .250
                                  -------         --------     ---------   --------   -------      -------
Net Asset Value, End of the
  Period.....................     $14.577         $ 15.925     $  15.554   $ 15.064   $15.201      $13.792
                                  =======         ========     =========   ========   =======      =======
Total Return* (a)............      (4.51%)           5.74%**       7.91%      3.58%    15.53%       (1.81%)**
Net Assets at End of the
  Period (In millions).......     $  29.0         $   23.6     $    22.5   $   18.9   $  16.9      $  10.9
Ratio of Expenses to Average
  Net Assets*................       1.13%            1.35%         1.33%      1.03%     1.12%        1.26%
Ratio of Net Investment
  Income to Average Net
  Assets*....................       4.23%            4.09%         4.30%      4.56%     4.66%        4.31%
Portfolio Turnover...........        101%              50%**         48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have
  been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average
  Net Assets.................       1.86%            2.05%         2.03%      2.22%     2.38%        2.75%
Ratio of Net Investment
  Income to Average Net
  Assets.....................       3.50%            3.39%         3.60%      3.38%     3.40%        2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                    Year         Nine Months                                    of Investment
                                    Ended           Ended          Year Ended December 31,      Operations) to
                                September 30,   September 30,   -----------------------------    December 31,
Class C Shares                      1999            1998          1997       1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................    $ 15.941         $ 15.581     $ 15.081   $ 15.213   $13.786      $14.300
                                  --------         --------     --------   --------   -------      -------
  Net Investment Income.......        .662             .483         .666       .668      .690         .249
  Net Realized and Unrealized
    Gain/Loss.................      (1.355)            .372         .504      (.140)    1.428        (.513)
                                  --------         --------     --------   --------   -------      -------
Total from Investment
  Operations..................       (.693)            .855        1.170       .528     2.118        (.264)
                                  --------         --------     --------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................        .656             .495         .660       .660      .691         .250
  Distribution from Net
    Realized Gain.............         -0-              -0-         .010        -0-       -0-          -0-
                                  --------         --------     --------   --------   -------      -------
Total Distributions...........        .656             .495         .670       .660      .691         .250
                                  --------         --------     --------   --------   -------      -------
Net Asset Value, End of the
  Period......................    $ 14.592         $ 15.941     $ 15.581   $ 15.081   $15.213      $13.786
                                  ========         ========     ========   ========   =======      =======
Total Return* (a).............      (4.51%)           5.60%**      7.97%      3.65%    15.61%       (1.81%)**
Net Assets at End of the
  Period (In thousands).......    $3,106.7         $1,622.4     $1,195.1   $  849.2   $ 461.8      $  11.4
Ratio of Expenses to Average
  Net Assets*.................       1.14%            1.32%        1.37%      1.03%     1.13%        1.26%
Ratio of Net Investment Income
  to Average Net Assets*......       4.28%            4.08%        4.38%      4.56%     4.51%        4.28%
Portfolio Turnover............        101%              50%**        48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average
  Net Assets..................       1.87%            2.03%        2.06%      2.22%     2.39%        2.74%
Ratio of Net Investment Income
  to Average Net Assets.......       3.55%            3.38%        3.68%      3.38%     3.25%        2.87%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the

                               September 30, 1999
--------------------------------------------------------------------------------

expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $70,000. These costs were amortized on a straight line basis over the 60 month period ending July 28, 1999.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $240,022 which will expire on September 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.
    At September 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $70,943,300, the aggregate gross unrealized appreciation is $1,309,229 and the aggregate gross unrealized depreciation is $1,765,880, resulting in net unrealized depreciation on long- and short-term investments of $456,651.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $3,466 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .500 of 1%
Over $500 million.....................................     .450 of 1%

    For the year ended September 30, 1999, the Adviser voluntarily waived $319,038 of its investment advisory fees and assumed $147,311 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
    For the year ended September 30, 1999, the Fund recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended September 30, 1999, the Fund recognized expenses of approximately $71,700 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $15,100. All of these expenses were assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    At September 30, 1999, Van Kampen owned 100 shares each of Classes A, B and
C.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
At September 30, 1999, capital aggregated $40,884,308, $29,507,619 and $3,264,598 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,535,773    $ 23,866,507
  Class B....................................       915,485      14,180,809
  Class C....................................       186,134       2,886,341
                                                 ----------    ------------
Total Sales..................................     2,637,392    $ 40,933,657
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................        52,779    $    808,309
  Class B....................................        32,141         494,596
  Class C....................................         3,009          46,364
                                                 ----------    ------------
Total Dividend Reinvestment..................        87,929    $  1,349,269
                                                 ==========    ============
Repurchases:
  Class A....................................      (560,294)   $ (8,714,774)
  Class B....................................      (441,657)     (6,786,954)
  Class C....................................       (78,013)     (1,225,943)
                                                 ----------    ------------
Total Repurchases............................    (1,079,964)   $(16,727,671)
                                                 ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $24,924,266, $21,619,168 and $1,557,836 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                   SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     352,234    $  5,494,787
  Class B.....................................     320,092       4,997,538
  Class C.....................................      64,525       1,006,647
                                                  --------    ------------
Total Sales...................................     736,851    $ 11,498,972
                                                  ========    ============
Dividend Reinvestment:
  Class A.....................................      30,117    $    469,824
  Class B.....................................      19,918         310,753
  Class C.....................................       1,504          23,507
                                                  --------    ------------
Total Dividend Reinvestment...................      51,539    $    804,084
                                                  ========    ============
Repurchases:
  Class A.....................................    (566,619)   $ (8,834,774)
  Class B.....................................    (303,798)     (4,731,240)
  Class C.....................................     (40,958)       (640,000)
                                                  --------    ------------
Total Repurchases.............................    (911,375)   $(14,206,014)
                                                  ========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $27,794,429, $21,042,117 and
$1,167,682 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      609,339    $ 9,274,646
  Class B.....................................      384,943      5,831,452
  Class C.....................................       52,399        807,505
                                                  ---------    -----------
Total Sales...................................    1,046,681    $15,913,603
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       39,223    $   594,339
  Class B.....................................       25,536        387,076
  Class C.....................................        1,188         18,036
                                                  ---------    -----------
Total Dividend Reinvestment...................       65,947    $   999,451
                                                  =========    ===========
Repurchases:
  Class A.....................................     (232,349)   $(3,502,983)
  Class B.....................................     (216,650)    (3,274,422)
  Class C.....................................      (33,195)      (501,023)
                                                  ---------    -----------
Total Repurchases.............................     (482,194)   $(7,278,428)
                                                  =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                               September 30, 1999
--------------------------------------------------------------------------------

    For the year ended September 30, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $32,200 and CDSC on redeemed shares of approximately $115,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $82,654,221 and $63,963,114, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               September 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1999, were as follows.

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       -0-
Futures Opened............................................        30
Futures Closed............................................       (30)
                                                                 ---
Outstanding at September 30, 1999.........................       -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $222,300.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND


  Van Kampen New York Tax Free Income Fund (the "Fund") is a mutual fund with the investment objective to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment-grade at the time of purchase.


  The Fund is organized as a non-diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-10
Investment Restrictions.....................................   B-15
Trustees and Officers.......................................   B-16
Investment Advisory Agreement...............................   B-25
Other Agreements............................................   B-25
Distribution and Service....................................   B-26
Transfer Agent..............................................   B-29
Portfolio Transactions and Brokerage Allocation.............   B-29
Shareholder Services........................................   B-30
Redemption of Shares........................................   B-32
Contingent Deferred Sales Charge-Class A....................   B-33
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-33
Taxation....................................................   B-35
Fund Performance............................................   B-39
Other Information...........................................   B-42
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-15



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2000.

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

  The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt New York Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital New York Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



  Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series such as the Fund and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of December 31, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                        DECEMBER 31,     CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
BNY Clearing Services LLC...................................      212,842        A         10.02%
 A/C 4984-8420
 Patricia Lanza
 111 E. Kilbourn Ave.
 Milwaukee, WI 53202-6611
Dean Witter FBO.............................................      107,993        A          5.09%
 Helen E. Fosburgh
 P.O. Box 250
 New York, NY 10008-0250
Painewebber For The Benefit of..............................       33,766        C          9.32%
 Mrs. Diana Riklis
 1020 Park Ave
 New York, NY 10028-0913
MLPF&S For the Sole Benefit of its Customers................       18,919        C          5.22%
 Attn Fund Administration 97F02
 4800 Deer Lake Dr. E. 2nd FL
 Jacksonville, FL 32246-6484
Salomon Smith Barney Inc....................................       28,023        C          7.74%
 00124607845
 333 West 34th St - 3rd Floor
 New York, NY 10001-2483
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                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


  The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

                                       B-3

MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.


  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

SPECIAL CONDITIONS REGARDING NEW YORK MUNICIPAL SECURITIES


  As described in the Prospectus, except during temporary periods, the Fund will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.



  The New York State Economy. New York is the third most populous state in the nation and has relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.



  The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.



  Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produces printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.



  Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale business and retail businesses, such as department stores and eating and drinking establishments.



  New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes over one-sixth of all non-farm labor and proprietors' income.



  Farming is an important part of the economy of large regions of the state, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and diary products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.



  Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.



  State Budgetary Outlook. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the State Department of Budget (DOB) indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. In recent years, the State has closed projected budget gaps which DOB estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget recommendations.



  The State and the United University Professionals (UUP) union have reached a tentative agreement on a new four-year labor contact. The State is continuing negotiations with other unions representing State employees, the largest of which is the Civil Service Employees Association (CSEA). CSEA previously failed to ratify a tentative agreement on a new four-year contract earlier in 1999. The 1999-2000 Financial Plan has reserved $100 million for possible collective bargaining agreements, and reserves are contained in the preliminary outyear projection for 2000-01 to cover the recurring costs of any new agreements. To the extent these reserves are inadequate to finance such agreements, the costs of new labor contracts could increase the size of future budget gaps.



  Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.



  Actions affecting the level of receipts and disbursements, the relative strength of the state and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State of New York. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for state programs. To address a potential imbalance in any given fiscal year, the state would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. There can be no assurance, however, that the state legislature will enact the Governor's proposals or that the state's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State. An additional risk to the state's financial plan arises from the potential impact of certain litigation and of federal disallowances now pending against the state, which could adversely affect the state's projections of receipts and disbursements.



  New York City. New York City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.



  The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balance operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.



  In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

  Currently, the City and its covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projection and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments an changes in major assumptions could significantly affect the City's availability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.



  To successfully implement its Financial Plan, the City an certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In City fiscal year 1997-98, the State constitutional debt limit would have prevented the City from entering into new capital contracts. Therefore, in 1997, the State created the New York Transitional Finance Authority (TFA) in order to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken it will reach its debt limit in City's current fiscal year 1999-2000. To continue its capital plan without interruption, the City is proposing an amendment to the State Constitution to change the methodology used to calculate the debt limit. Since an amendment to the Constitution to raise the debt limit could not take effect until City fiscal year 2001-02 at the earliest, the City has decided to securitize a portion of its share of the proceeds from the settlement with the nation's tobacco companies. However, a number of potential deployments may affect both the availability and level of funding the City will receive from the tobacco settlement. City officials have indicated that, should their efforts to securitize a portion of City tobacco settlement proceeds fail or not be accomplished in a timely manner, the City will request that the State increase the borrowing authority of the TFA.



  Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.



  The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.



  Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility of the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York,and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.



"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



  The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.



PORTFOLIO TURNOVER



  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.



ILLIQUID SECURITIES



  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



NON-DIVERSIFICATION



  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each calendar quarter, (i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.



                             STRATEGIC TRANSACTIONS



  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic

Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund may not:


   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.


   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief form the provisions of the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 67                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
Age: 61                                     January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 51                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 47                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 46                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index Series
                                            since May 1999. Trustee/Director of each of the funds
                                            in the Fund Complex, and Vice President of other
                                            investment companies advised by the Advisers and their
                                            affiliates. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President
                                            of the Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover &
                                            Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 63                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 53                                     subsidiaries of Van Kampen Investments.
                                            Trustee/Director and President of each of the funds in
                                            the Fund Complex. Trustee, President and Chairman of
                                            the Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to May
                                            1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director
                                            of Dean Witter Discover & Co. and Dean Witter Realty.
                                            Prior to 1996, Director of Dean Witter Reynolds Inc.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 75                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers or Van Kampen Management Inc.
Age: 60                                     Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/ Managing General Partner of
                                            other investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 58                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network
233 South Wacker Drive                      system solutions, COMARCO, Inc., a wireless
Suite 9700                                  communications products company and APAC Customer
Chicago, IL 60606                           Services, Inc., a provider of outsourced customer
Date of Birth: 10/29/53                     contact services. Trustee/Director of each of the
Age: 46                                     funds in the Fund Complex. Prior to May 1996,
                                            President of Advance Ross Corporation, an
                                            international transaction services and pollution
                                            control equipment manufacturing company.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


  Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and
  Age: 57                              Van Kampen Management Inc. Executive Vice President and
                                       Chief Investment Officer of each of the funds in the Fund
                                       Complex, since 1998. Chief Investment Officer, Executive
                                       Vice President and Trustee/ Managing General Partner of
                                       other investment companies advised by the Advisers or Van
                                       Kampen Management Inc. ("Management Inc."), since the
                                       inception of funds advised by Advisory Corp. and
                                       Management Inc. and since 1998 for funds advised by Asset
                                       Management. Director of Global Decisions Group LLC, a
                                       financial research firm, and its affiliates MCM Asia
                                       Pacific and MCM Europe. Prior to 1998, President, Chief
                                       Operating Officer and a Director of the Advisers, Van
                                       Kampen American Capital Management, Inc.; Director of Van
                                       Kampen American Capital, Inc.; and President, Chief
                                       Executive Officer and Trustee of each of the funds advised by Advisory Corp. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996,
                                       Chief Executive Officer and Director of MCM Group, Inc.
                                       and McCarthy, Crisanti & Maffei, Inc., a financial
                                       research firm, and Chairman of MCM Asia Pacific Company,
                                       Limited and MCM (Europe) Limited. Prior to December 1991,
                                       Senior Vice President of Van Kampen Merritt Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van
  Vice President and Secretary         Kampen Advisors Inc., Van Kampen Management Inc., the
  Age: 43                              Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal Legal
                                       Officer and Secretary of other investment companies
                                       advised by the Advisers or their affiliates. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex. Prior to January 1999, Vice President and
                                       Associate General Counsel to New York Life Insurance
                                       Company ("New York Life"), and prior to March 1997,
                                       Associate General Counsel of New York Life. Prior to
                                       December 1993, Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of Chief
                                       Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen
  Age: 44                              Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice
  Vice President                       President of each of the funds in the Fund Complex and
  Age: 43                              certain other investment companies advised by the Advisers or their affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial research
                                       company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President and Senior Portfolio
                                       Manager with AIM Capital Management, Inc. Prior to
                                       February 1998, Senior Vice President of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.
  Age: 53
Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
  Age: 44                              Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers or their affiliates.
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or
  Age: 40                              their affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                                 FUND COMPLEX
                                                          ----------------------------------------------------------
                                                               AGGREGATE            AGGREGATE             TOTAL
                                                              PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                                AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                               BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
           NAME(1)                  REGISTRANT(2)             EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
           -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan............           $15,220                $ 40,303              $60,000            $126,000
Jerry D. Choate(1)...........             6,754                       0               60,000              88,700
Linda Hutton Heagy...........            15,220                   5,045               60,000             126,000
R. Craig Kennedy.............            15,220                   3,571               60,000             125,600
Jack E. Nelson...............            15,220                  21,664               60,000             126,000
Phillip B. Rooney............            13,820                   7,787               60,000             113,400
Fernando Sisto...............            15,220                  72,060               60,000             126,000
Wayne W. Whalen..............            15,220                  15,189               60,000             126,000
Suzanne H. Woolsey(1)........             6,754                       0               60,000              88,700
Paul G. Yovovich(1)..........            14,020                   2,845               60,000             126,000


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the Trustees, including former Trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the Trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.



(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



  As of December 31, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                  TRUSTEE
                                     FISCAL    -----------------------------------------------------------------------------
             FUND NAME              YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY     SISTO    WHALEN
             ---------              --------   --------   ------    -----    -------   ------    ------     -----    ------
 Insured Tax Free Income Fund......   9/30     $ 3,322    $1,483   $ 3,322   $ 3,322   $ 3,322   $ 3,122   $ 3,322   $ 3,322
 Tax Free High Income Fund.........   9/30       2,998     1,366     2,998     2,998     2,998     2,798     2,998     2,998
 California Insured Tax Free
   Fund............................   9/30       1,692       745     1,692     1,692     1,692     1,492     1,692     1,692
 Municipal Income Fund.............   9/30       2,781     1,241     2,781     2,781     2,781     2,581     2,781     2,781
 Intermediate Term Municipal Income
   Fund............................   9/30       1,460       631     1,460     1,460     1,460     1,260     1,460     1,460
 Florida Insured Tax Free Income
   Fund............................   9/30       1,488       646     1,488     1,488     1,488     1,288     1,488     1,488
 New York Tax Free Income Fund.....   9/30       1,479       642     1,479     1,479     1,479     1,279     1,479     1,479
                                               -------    ------   -------   -------   -------   -------   -------   -------
   Trust Total.....................            $15,220    $6,754   $15,220   $15,220   $15,220   $13,820   $15,220   $15,220
                                               =======    ======   =======   =======   =======   =======   =======   =======

                                          TRUSTEE
                                     ------------------
             FUND NAME               WOOLSEY   YOVOVICH
             ---------               -------   --------
 Insured Tax Free Income Fund......  $1,483    $ 3,122
 Tax Free High Income Fund.........   1,366      2,798
 California Insured Tax Free
   Fund............................     745      1,492
 Municipal Income Fund.............   1,241      2,581
 Intermediate Term Municipal Income
   Fund............................     631      1,260
 Florida Insured Tax Free Income
   Fund............................     646      1,288
 New York Tax Free Income Fund.....     642      1,479
                                     ------    -------
   Trust Total.....................  $6,754    $14,020
                                     ======    =======



                                                                         TABLE B



      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                  TRUSTEE
                                FISCAL    ---------------------------------------------------------------------------------------
          FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    YOVOVICH
          ---------            --------   --------   ------    -----    -------   ------    ------    -----    ------    --------
 Insured Tax Free Income
 Fund.........................   9/30     $ 3,322    $  819   $ 3,322   $1,661    $ 3,322   $ 3,122   $1,661   $ 3,322   $ 2,373
 Tax Free High Income Fund....   9/30       2,998       769     2,998    1,499      2,998     2,798    1,499     2,998     2,165
 California Insured Tax Free
   Fund.......................   9/30       1,692       471     1,692      846      1,692     1,492      846     1,692     1,216
 Municipal Income Fund........   9/30       2,781       707     2,781    1,391      2,781     2,581    1,391     2,781     1,991
 Intermediate Term Municipal
   Income Fund................   9/30       1,460       415     1,460      730      1,460     1,260      730     1,460     1,045
 Florida Insured Tax Free
   Income Fund................   9/30       1,488       423     1,488      744      1,488     1,288      744     1,488     1,069
 New York Tax Free Income
   Fund.......................   9/30       1,479       422     1,479      740      1,479     1,279      740     1,479     1,060
                                          -------    ------   -------   ------    -------   -------   ------   -------   -------
   Trust Total................            $15,220    $4,026   $15,220   $7,611    $15,220   $13,820   $7,611   $15,220   $10,919
                                          =======    ======   =======   ======    =======   =======   ======   =======   =======



                                                                         TABLE C



        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                                AND EACH SERIES


                                                                         TRUSTEES
                                 FISCAL    ---------------------------------------------------------------------
           FUND NAME            YEAR-END   BRANAGAN   CHOATE    HEAGY    KENNEDY     NELSON    ROONEY     SISTO
           ---------            --------   --------   ------    -----    -------     ------    ------     -----
 Insured Tax Free Income Fund..   9/30     $12,061    $  829   $13,428   $ 19,013   $ 28,191   $ 8,367   $ 6,888
 Tax Free High Income Fund.....   9/30      11,230       778    12,661     18,570     27,209     7,518     4,640
 California Insured Tax Free
   Fund........................   9/30       8,666       475    10,273     17,213     24,168     4,910     3,391
 Municipal Income Fund.........   9/30      12,068       715    14,058     23,404     33,528     7,594    12,202
 Intermediate Term Municipal
   Income Fund.................   9/30       8,217       418     9,855     16,976     23,638     4,454     3,172
 Florida Insured Tax Free
   Income Fund.................   9/30       8,268       426     9,902     10,914     18,313     4,505     3,197
 New York Tax Free Income
   Fund........................   9/30       4,537       425     3,611      5,706      8,667     3,632     1,967
                                           -------    ------   -------   --------   --------   -------   -------
     Trust Total...............            $65,047    $4,066   $73,788   $111,796   $163,714   $40,980   $35,457
                                           =======    ======   =======   ========   ========   =======   =======

                                      TRUSTEES                        FORMER TRUSTEES
                                 -------------------   ----------------------------------------------
           FUND NAME              WHALEN    YOVOVICH   CARUSO   GAUGHAN   MILLER     REES    ROBINSON
           ---------              ------    --------   ------   -------   ------     ----    --------
 Insured Tax Free Income Fund..  $ 23,050   $ 2,479    $1,296   $1,064    $10,487   $    0   $ 17,113
 Tax Free High Income Fund.....    22,228     2,257         0    1,064     10,487        0     17,113
 California Insured Tax Free
   Fund........................    19,692     1,260         0    1,064     10,487        0     17,113
 Municipal Income Fund.........    27,189     2,076     2,778    1,306     14,169    7,077     22,359
 Intermediate Term Municipal
   Income Fund.................    19,249     1,080         0    1,064     10,487        0     17,113
 Florida Insured Tax Free
   Income Fund.................    15,409     1,105         0      496      6,656        0     12,280
 New York Tax Free Income
   Fund........................     7,188     1,096         0      158      2,682        0      4,783
                                 --------   -------    ------   ------    -------   ------   --------
     Trust Total...............  $134,005   $11,353    $4,074   $6,216    $65,455   $7,077   $107,874
                                 ========   =======    ======   ======    =======   ======   ========



                                                                         TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                TRUSTEE
                                      -------------------------------------------------------------------------------------------
FUND NAME                             BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                             --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
  Insured Tax Free Income Fund.......   1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund..........   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Fund...   1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund..............   1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund.............................   1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund.............................   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund......   1995      1999    1995     1994      1994     1997    1995     1994     1999       1998

                         INVESTMENT ADVISORY AGREEMENT



  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes officers, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where the Fund's shares are qualified for offer and sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.



  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, the Adviser received approximately $353,500, $0 and $0, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Advisory Corp. received approximately $61,900, $0 and $0, respectively, in accounting services fees from the Fund.


  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


  During the fiscal year ended September 30, 1999, the fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997, Van Kampen Investments received approximately $8,000, $0 and $0, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                                TOTAL UNDERWRITING     AMOUNTS RETAINED
                                                                    COMMISSIONS         BY DISTRIBUTOR
                                                                -------------------    ----------------
Fiscal Year Ended September 30, 1999........................         $333,700              $25,600
Fiscal Period Ended September 30, 1998......................         $153,026              $12,738
Fiscal Year Ended December 31, 1997.........................         $163,312              $12,562


  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                           TOTAL SALES CHARGE
                                                             -----------------------------------------------
                                                                                               REALLOWED TO
                                                                               AS % OF NET      DEALERS AS
                                                                AS % OF          AMOUNT           A % OF
                   SIZE OF INVESTMENT                        OFFERING PRICE     INVESTED      OFFERING PRICE
                   ------------------                        --------------    -----------    --------------
Less than $100,000.......................................        4.75%            4.99%           4.25%
$100,000 but less than $250,000..........................        3.75%            3.90%           3.25%
$250,000 but less than $500,000..........................        2.75%            2.83%           2.25%
$500,000 but less than $1,000,000........................        2.00%            2.04%           1.75%
$1,000,000 or more.......................................            *                *               *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.



  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The

Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1999, there were $962,685 and $22,401 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.41% and 0.44% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $72,549 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $233,661 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $178,004 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $55,657 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $41,137 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $29,408 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $11,729 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

                                 TRANSFER AGENT


  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal year ended September 30, 1999......................       --       --         --
  Fiscal period ended September 30, 1998....................       --       --         --
  Fiscal year ended December 31, 1997.......................       --       --         --
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...........                0%         0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                0%         0%



  During the fiscal year ended September 30, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


  A shareholder may upon written request, by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



  All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



  Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemption out of that Fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



  This policy does not apply to money market funds, systematic exchange plans or employee-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


                              REDEMPTION OF SHARES


  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

  Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


  As described in the Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC--Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



  As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the"Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal Plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES


  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS

  A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION


FEDERAL INCOME TAXATION OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (including interest, taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and 90% of its net tax-exempt interest, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income and net tax-exempt interest necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS


  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income (generally, taxable income and net short-term capital gain). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


SALE OF SHARES



  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



CAPITAL GAINS RATES



  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this Fund (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING



  The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends.



GENERAL





  The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.



   1999 FEDERAL NEW YORK STATE AND NEW YORK CITY TAXABLE VS. TAX-FREE YIELDS


                                     FEDERAL   STATE AND   COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     CITY TAX      TAX      ------------------------------------------------
     RETURN            RETURN        BRACKET   BRACKET*    BRACKET*   4.0%    4.5%    5.0%     5.5%     6.0%     6.5
----------------   ---------------   -------   ---------   --------   -----   -----   -----   ------   ------   ------
$       0-25,750                      15.00%    10.621%     24.00%    5.26%   5.92%   6.58%    7.24%    7.89%    8.55%
                   $      0-43,050    15.00     10.564      24.00     5.26    5.92    6.58     7.24     7.89     8.55
   25,750-62,450    43,050-104,050    28.00     10.678      35.70     6.22    7.00    7.78     8.55     9.33    10.11
  62,450-130,250   104,050-158,550    31.00     10.678      38.40     6.49    7.31    8.12     8.93     9.74    10.55
 130,250-283,150   158,550-283,150    36.00     10.678      42.80     6.99    7.87    8.74     9.62    10.49    11.36
    Over 283,150      Over 283,150    39.60     10.678      46.00     7.41    8.33    9.26    10.19    11.11    12.04

    TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
  -----------------------------------------------
   7.0%      7.5%      8.0%      8.5%      9.00%
  -------   -------   -------   -------   -------
    9.21%     9.87%    10.53%    11.18%    11.84%
    9.21      9.87     10.53     11.18     11.84
   10.89     11.66     12.44     13.22     14.00
   11.36     12.18     12.99     13.80     14.61
   12.24     13.11     13.99     14.86     15.73
   12.96     13.89     14.81     15.74     16.67

---------------
* Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

          1999 FEDERAL AND NEW YORK STATE TAXABLE VS. TAX-FREE YIELDS*


                                      FEDERAL    STATE     COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT           TAX       TAX        TAX      ------------------------------------------------
     RETURN             RETURN        BRACKET   BRACKET*   BRACKET*   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%
----------------   ----------------   -------   --------   --------   ----   ----   ----   ----   ----   -----   -----
$       0-25,750   $       0-43,050    15.00%     6.850%    20.80%    4.42%  5.05%  5.68%  6.31%  6.94%   7.58%   8.21%
   25,750-62,450     43,050-104,050    28.00      6.850     32.90     5.22   5.96   6.71   7.45   8.20    8.94    9.69
  62,450-130,250    104,050-158,550    31.00      6.850     35.70     5.44   6.22   7.00   7.78   8.55    9.33   10.11
 130,250-283,150    158,550-283,150    36.00      6.850     40.40     5.87   6.71   7.55   8.39   9.23   10.07   10.91
    Over 283,150       Over 283,150    39.60      6.850     43.70     6.22   7.10   7.99   8.88   9.77   10.66   11.55

                    TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE        ---------------------------------------------
     RETURN          7.0%        7.5%        8.0%        8.5%
----------------   ---------   ---------   ---------   ---------
$       0-25,750      8.84%       9.47%      10.10%      10.73%
   25,750-62,450     10.43       11.18       11.92       12.67
  62,450-130,250     10.89       11.66       12.44       13.22
 130,250-283,150     11.74       12.58       13.42       14.26
    Over 283,150     12.43       13.32       14.21       15.10

---------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.


  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.


  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 1999 was -7.24%, (ii) the five-year period ended September 30, 1999 was 5.94% and (iii) the five-year, two month period from July 29, 1994 (the commencement of distribution for Class A Shares of the Fund) through September 30, 1999 was 5.51%.



  The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1999 was 5.20%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 4.67%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1999 was 7.84%.



  The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 32.01%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1999 was 38.56%.


CLASS B SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 1999 was -7.02%, (ii) the five-year period ended September 30, 1999 was 5.95% and (iii) the five-year, two month period from July 29, 1994 (the commencement of distribution for Class B Shares of the Fund) through September 30, 1999 was 5.58%.



  The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1999 was 4.71%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 4.14%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1999 was 6.95%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 32.43%.

  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to September 30, 1999 was 33.43%.


CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 1999 was -4.20%, (ii) the five-year period ended September 30, 1999 was 6.21% and (iii) the five-year, two month period from July 29, 1994 (the commencement of distribution for Class C Shares of the Fund) through September 30, 1999 was 5.73%.



  The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1999 was 4.70%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 4.14%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1999 was 6.95%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 33.43%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to September 30, 1999 was 33.43%.



  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION


CUSTODY OF ASSETS



  All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.



SHAREHOLDER REPORTS



  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.



INDEPENDENT ACCOUNTANTS



  KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.



LEGAL COUNSEL



  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Tax Free Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                      KPMG LLP
Chicago, Illinois
November 11, 1999

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.6%
         NEW YORK  96.4%
$  330   Bethlehem, NY Indl Dev Agy Sr Hsg Rev
         Van Allen Proj Ser A...................  6.875%      06/01/39    $   315,546
   760   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev....................  6.375       12/01/37        702,232
 1,205   Buffalo, NY Genl Impt Ser A (AMBAC
         Insd) (b)..............................  4.750       02/01/09      1,177,839
   155   Buffalo, NY Sch Ser B (FSA Insd).......  4.750       02/01/09        151,506
   195   Cattaraugus Cnty, NY Indl Dev Agy Civic
         Fac Rev................................  4.400       09/15/04        190,340
 1,630   Clifton Park, NY Wtr Auth Sys Rev Ser A
         (FGIC Insd)............................  5.000       10/01/29      1,429,950
   750   Clifton Springs, NY Hosp & Clinic Ser A
         Rfdg & Impt (b)........................  7.650       01/01/12        814,477
   500   Erie Cnty, NY Indl Dev Agy Civic Fac
         Rev Depaul Ppty Inc Proj Ser A.........  5.750       09/01/28        448,785
   250   Erie Cnty, NY Indl Dev Agy Life Care
         Cmnty Rev Episcopal Church Home Ser
         A (b)..................................  6.000       02/01/28        232,360
 1,250   Huntington, NY Hsg Auth Sr Hsg Fac Rev
         Gurwin Jewish Sr Residences A..........  6.000       05/01/29      1,176,037
   500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev
         NY Institute of Technology Rfdg (b)....  7.500       03/01/26        531,225
 1,000   Long Island Power Auth, NY Electric Sys
         Rev Gen Ser A (FSA Insd)...............  5.000       12/01/18        905,400
 1,645   Metropolitan Tran Auth NY Commuter Fac
         Rev....................................  5.500       07/01/14      1,605,109
   800   Metropolitan Tran Auth NY Commuter Fac
         Rev Ser A (MBIA Insd)..................  5.625       07/01/27        782,336
   400   Metropolitan Tran Auth NY Commuter Fac
         Svc Contract Ser O.....................  5.750       07/01/13        411,040
 1,155   Monroe Cnty, NY Indl Dev Agy St John
         Fisher College Proj....................  5.375       06/01/09      1,164,436
   295   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.650       04/01/06        284,663
   310   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.700       04/01/07        296,813
   325   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.800       04/01/08        309,650

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  170   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  4.900%      04/01/09    $   161,214
   395   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  5.150       04/01/12        368,890
 1,705   Monroe Cnty, NY Indl Dev Agy Student
         Hsg Collegiate Ser A...................  5.250       04/01/19      1,561,899
   500   Monroe Cnty, NY Indl Dev Agy Rev Indl
         Dev Empire Sports Proj Ser A (b).......  6.250       03/01/28        466,105
   500   Mount Vernon, NY Indl Dev Agy Wartburg
         Sr Hsg Inc. Meadow View (b)............  6.000       06/01/09        488,855
 1,250   Nassau Cnty, NY Indl Dev Agy Civic Fac
         Rev (MBIA Insd)........................  4.750       07/01/28      1,045,250
 1,250   New York City Indl Dev Agy LaGuardia
         Assoc LP Proj Rfdg.....................  6.000       11/01/28      1,182,100
   600   New York City Indl Dev Agy Brooklyn
         Navy Yard..............................  5.650       10/01/28        560,790
   500   New York City Indl Dev Agy Civic Fac
         Rev Cmnty Res Developmentally
         Disabled...............................  7.500       08/01/26        522,490
   500   New York City Indl Dev Agy Civic Fac
         Rev College of New Rochelle Proj.......  5.750       09/01/17        487,700
   375   New York City Indl Dev Agy Spl Fac Rev
         Terminal One Group Assn Proj...........  5.700       01/01/04        384,769
   500   New York City Indl Dev Agy Spl Facs
         United Airls Inc Proj..................  5.650       10/01/32        465,850
   500   New York City Indl Dev Civic Touro
         College Proj Ser A.....................  6.350       06/01/29        481,560
   500   New York City Indl Dev Civic YMCA
         Greater NY Proj........................  6.000       08/01/07        516,020
   515   New York City Indl Dev Civic YMCA
         Greater NY Proj........................  5.800       08/01/16        504,932
   500   New York City Muni Wtr Fin Auth Wtr &
         Swr Sys Rev Ser B (AMBAC Insd) (b).....  5.375       06/15/19        477,165
   500   New York City Ser B....................  5.700       08/15/07        522,025
   500   New York City Ser C (Prerefunded @
         08/15/01) (b)..........................  7.250       08/15/24        528,280
 1,700   New York City Ser F (AMBAC Insd) (b)...  5.250       08/01/14      1,641,265

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   New York City Ser H (Prerefunded @
         02/01/02) (FSA Insd)...................  7.000%      02/01/21    $   537,555
 1,500   New York City Ser J (MBIA Insd)........  5.000       05/15/20      1,337,595
 1,000   New York City Tran Auth Met Ser A......  5.250       01/01/29        919,600
   720   New York St Dorm Auth Lease Rev Office
         Fac Audit & Control (MBIA Insd)........  5.250       04/01/13        702,670
 1,000   New York St Dorm Auth Rev Mental Hlth
         Svcs Facs Ser C (MBIA Insd)............  4.750       08/15/19        859,580
 1,410   New York St Dorm Auth Rev Univ
         Rochester Ser A (MBIA Insd)............  5.000       07/01/17      1,288,063
   300   New York St Dorm Auth Rev City Univ Sys
         Ser F..................................  5.000       07/01/14        274,308
 1,000   New York St Dorm Auth Rev City Univ Sys
         Cons Third Genl Res 1 Rfdg (FSA
         Insd) (a)..............................  5.500       07/01/29        959,670
   600   New York St Dorm Auth Rev City Univ Sys
         Third Genl Res 2 Rfdg..................  6.000       07/01/05        633,150
   750   New York St Dorm Auth Rev Cons City
         Univ Sys Ser A.........................  5.625       07/01/16        748,312
   500   New York St Dorm Auth Rev Court Fac
         Lease Ser A............................  5.700       05/15/22        485,435
   570   New York St Dorm Auth Rev Dept Ed St of
         NY Issue Ser A.........................  5.800       07/01/22        559,005
   750   New York St Dorm Auth Rev FHA Nursing
         Home Menorah (FHA Insd)................  5.950       02/01/17        757,147
 1,245   New York St Dorm Auth Rev NY Univ Ser A
         (AMBAC Insd) (a).......................  5.250       07/01/07      1,260,376
 1,000   New York St Dorm Auth Rev Second Hosp
         Interfaith Med Cent Ser D..............  5.750       02/15/08      1,034,490
   500   New York St Dorm Auth Rev St Univ Edl
         Fac....................................  5.750       05/15/10        515,205
 1,200   New York St Dorm Auth Rev Svc Contract
         Albany Cnty............................  5.250       04/01/13      1,150,164
 1,000   New York St Dorm Auth Rev Svc Contract
         Albany Cnty (b)........................  5.250       04/01/17        930,160
   830   New York St Dorm Auth Revs NY Univ Ser
         A (a)..................................  5.250       07/01/06        842,442
   500   New York St Energy Resh & Dev Auth Elec
         Fac Rev Cons Edison Co NY Inc Proj Ser
         A (MBIA Insd)..........................  7.500       01/01/26        508,905

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   New York St Energy Resh & Dev Auth Gas
         Fac Rev Brooklyn Union Gas Co Ser B
         (Inverse Fltg) (c).....................  10.06%      07/01/26    $   606,875
   500   New York St Environmental Fac Corp
         Pollutn Ctl Rev St Wtr Revolving Fund
         Ser D..................................  6.850       11/15/11        554,130
   490   New York St Hsg Fin Agy Rev Insd
         Multi-Family Mtg Ser B (AMBAC Insd)....  6.250       08/15/14        513,334
   500   New York St Med Care Fac Fin Agy Rev NY
         Hosp Mtg Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)...........................  6.200       08/15/05        544,890
   300   New York St Med Care Fac Fin Agy Rev
         Presbyterian Hosp Mtg Ser A Rfdg (FHA
         Insd)..................................  5.250       08/15/14        291,390
   500   New York St Mtg Agy Rev Homeowner Mtg
         Ser 30 B...............................  6.650       10/01/25        517,615
   735   New York St Mtg Agy Rev Homeowner Mtg
         Ser 58.................................  6.400       04/01/27        762,460
   540   New York St Thruway Auth Svc Contract
         Rev Loc Hwy & Brdg.....................  5.100       04/01/08        538,342
   290   New York St Thruway Auth Svc Contract
         Rev Loc Hwy & Brdg.....................  5.750       04/01/09        299,541
 1,000   New York St Urban Dev Corp Rev Corrtl
         Facs Svcs Contract Ser B (AMBAC
         Insd)..................................  4.750       01/01/28        837,310
 1,000   New York St Urban Dev Corp Rev Sports
         Fac Assist Pg Ser A....................  5.000       04/01/18        892,750
   370   New York St Urban Dev Corp Rev
         Correctional Cap Fac Rfdg..............  5.625       01/01/07        379,420
   500   New York St Urban Dev Corp Rev
         Correctional Cap Fac Ser A Rfdg........  5.500       01/01/14        494,365
   450   New York St Urban Dev Corp Rev
         Correctional Cap Facs Ser 7............  5.700       01/01/27        433,404
   300   New York St Urban Dev Corp Rev
         Correctional Cap Fac Rfdg..............  5.750       01/01/13        300,981
 1,245   New York St Dorm Auth Rev Insd Long
         Island Univ............................  5.000       09/01/16      1,130,373
 1,500   New York St Dorm Auth Rev Insd Long
         Island Univ............................  5.125       09/01/19      1,355,820

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   New York St Dorm Auth Rev Univ
         Rochester Ser B........................  5.625%      07/01/24    $   485,015
 1,000   New York St Enrgy Resh & Dev Rfdg
         Central Hudson Gas Ser A (AMBAC
         Insd)..................................  5.450       08/01/27        953,310
   420   Niagara Falls, NY Pub Impt (MBIA
         Insd)..................................  6.900       03/01/20        460,148
 1,000   Niagara Falls, NY Frontier Tran Auth
         Arpt Rev (MBIA Insd)...................  5.500       04/01/19        966,930
   325   Oneida Cnty, NY Indl Dev Agy Civic Fac
         St Elizabeth Med A.....................  5.875       12/01/29        295,084
   500   Oneida Cnty, NY Pub Impt (Prerefunded @
         03/15/01)..............................  5.850       03/15/12        521,470
   500   Oneida Cnty, NY Indl Dev Agy Rev Civic
         Fac Mohawk Vly Handicap................  5.300       03/15/19        460,600
   455   Orange Cnty, NY Indl Dev Agy Life Care
         Cmnty Rev..............................  5.625       01/01/18        420,525
   500   Peekskill, NY Indl Dev Agy Sr Drum Hill
         Sr Living Proj.........................  6.375       10/01/28        463,165
   300   Port Auth NY & NJ Spl Oblig............  7.000       10/01/07        320,652
 1,000   Port Auth NY & NJ Spl Oblig Rev Spl
         Proj JFK Intl Arpt Terminal 6 (MBIA
         Insd) (b)..............................  5.750       12/01/25      1,004,110
 1,000   Port Auth NY & NJ Consolidated 119th
         Series (FGIC Insd) (a).................  5.500       09/15/17        980,420
   555   Rockland Cnty, NY Indl Dev Agy Civic
         Fac Rev Dominican College Proj 144A
         Private Placement (d)..................  6.250       05/01/28        519,014
   625   Rockland Cnty, NY Solid Waste Mgmt Auth
         Ser B (AMBAC Insd).....................  5.550       12/15/16        618,456
   330   Saratoga Cnty, NY Indl Dev Agy Sr Hsg
         Rev....................................  6.875       06/01/39        315,134
 1,500   Saint Lawrence Cnty, NY Indl St.
         Lawrence Univ Project Series A.........  5.000       07/01/28      1,318,725
   500   Suffolk Cnty, NY Indl Dev Agy Indl Dev
         Rev Spellman High Voltage Fac Ser A....  6.375       12/01/17        473,530
   500   Suffolk Cnty, NY Indl Dev Agy Civic Fac
         Rev (MBIA Insd)........................  4.750       01/01/19        432,500
 1,000   Syracuse, NY Ser C (FSA Insd)..........  4.900       10/01/09        968,720
   225   Syracuse, NY Hsg Auth Rev Sub Proj
         Loretto Rest Ser B.....................  7.500       08/01/10        220,649

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  400   Triborough Brdg & Tunl Auth NY Ser A
         Rfdg...................................  5.000%      01/01/12    $   387,328
   500   Triborough Brdg & Tunl Auth NY Ser A
         Rfdg (FGIC Insd).......................  5.000       01/01/17        458,495
   500   Ulster Cnty, NY Indl Dev Agy Civic Fac
         Rev....................................  6.250       06/01/08        491,045
 1,000   Utica, NY Indl Dev Agy Civic Fac Rev
         Utica College Proj Ser A...............  5.750       08/01/28        951,370
 1,000   Yonkers, NY Ser C......................  5.000       06/01/19        900,820
                                                                          -----------
                                                                           67,440,950
                                                                          -----------
         GUAM  0.8%
   500   Guam Arpt Auth Rev Ser B...............  6.700       10/01/23        533,530
                                                                          -----------
         PUERTO RICO  2.9%
 2,000   Puerto Rico Pub Bldgs Auth Gtd Pub Ed &
         Hlth Fac...............................  5.700       07/01/16      2,006,120
                                                                          -----------
         U. S. VIRGIN ISLANDS  0.9%
   650   Virgin Islands Pub Fin Auth Rev Sr Lien
         Fd Ln Nts Ser C........................  5.500       10/01/07        657,124
                                                                          -----------
         MARIANA ISLANDS  1.6%
   850   Northern Mariana Islands Pub Sch Sys
         Proj Ser A (FSA Insd)..................  5.000       10/01/05        870,570
   250   Northern Mariana Islands Pub Sch Sys
         Proj Ser A (FSA Insd)..................  5.000       10/01/04        256,613
                                                                          -----------
                                                                            1,127,183
                                                                          -----------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

                       Description                                        Market Value
--------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  102.6%
  (Cost $73,476,539)..................................................    $71,764,907
SHORT-TERM INVESTMENTS  2.0%
  (Cost $1,400,000)...................................................      1,400,000
                                                                          -----------
TOTAL INVESTMENTS  104.6%
  (Cost $74,876,539)..................................................     73,164,907
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.6%).........................     (3,210,122)
                                                                          -----------
NET ASSETS  100.0%....................................................    $69,954,785
                                                                          ===========

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $74,876,539)........................  $73,164,907
Cash........................................................       83,986
Receivables:
  Interest..................................................    1,128,723
  Fund Shares Sold..........................................       72,870
  Expense Reimbursement from Advisor........................       12,808
  Investments sold..........................................        5,000
Other.......................................................        2,922
                                                              -----------
      Total Assets..........................................   74,471,216
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,067,364
  Fund Shares Repurchased...................................      189,206
  Income Distributions......................................       81,023
  Distributor and Affiliates................................       80,304
Trustees' Deferred Compensation and Retirement Plans........       53,680
Accrued Expenses............................................       44,854
                                                              -----------
      Total Liabilities.....................................    4,516,431
                                                              -----------
NET ASSETS..................................................  $69,954,785
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $71,788,450
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (31,689)
Accumulated Net Realized Loss...............................      (90,344)
Net Unrealized Depreciation.................................   (1,711,632)
                                                              -----------
NET ASSETS..................................................  $69,954,785
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $36,607,970 and 2,450,569 shares of
      beneficial interest issued and outstanding)...........  $     14.94
    Maximum sales charge (4.75%* of offering price).........          .75
                                                              -----------
    Maximum offering price to public........................  $     15.69
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $28,214,424 and 1,891,680 shares of
      beneficial interest issued and outstanding)...........  $     14.92
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $5,132,391 and 344,046 shares of
      beneficial interest issued and outstanding)...........  $     14.92
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 3,160,479
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $77,907, $237,338 and $41,109,
  respectively).............................................      356,354
Investment Advisory Fee.....................................      353,477
Accounting Services.........................................       61,895
Shareholder Reports.........................................       46,975
Shareholder Services........................................       28,654
Trustees' Fees and Related Expenses.........................       21,612
Legal.......................................................       13,432
Custody.....................................................        9,245
Other.......................................................       45,777
                                                              -----------
    Total Expenses..........................................      937,421
    Less: Expense Reduction ($353,477 Advisory Fees and
      $180,785 Other).......................................      534,262
    Credits Earned on Cash Balances.........................          995
                                                              -----------
    Net Expenses............................................      402,164
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,758,315
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $   (81,746)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,166,131
  End of the Period.........................................   (1,711,632)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,877,763)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,959,509)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(2,201,194)
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Year Ended September 30, 1999, the Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                             Year Ended       Nine Months Ended       Year Ended
                                         September 30, 1999   September 30, 1998   December 31, 1997
----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................... $        2,758,315   $        1,386,721   $       1,115,725
Net Realized Gain/Loss..................            (81,746)             271,958             255,029
Net Unrealized Appreciation/Depreciation
  During the Period.....................         (4,877,763)           1,080,991           1,117,382
                                         ------------------   ------------------   -----------------
Change in Net Assets from Operations....         (2,201,194)           2,739,670           2,488,136
                                         ------------------   ------------------   -----------------
Distributions from Net Investment
  Income................................         (2,758,315)          (1,386,749)         (1,126,124)
Distributions in Excess of Net
  Investment Income.....................            (16,019)             (15,670)                -0-
                                         ------------------   ------------------   -----------------
Distributions from and in Excess of Net
  Investment Income*....................         (2,774,334)          (1,402,419)         (1,126,124)
Distributions from Net Realized
  Gains*................................           (280,511)             (40,996)            (83,754)
                                         ------------------   ------------------   -----------------
Total Distributions.....................         (3,054,845)          (1,443,415)         (1,209,878)
                                         ------------------   ------------------   -----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................         (5,256,039)           1,296,255           1,278,258
                                         ------------------   ------------------   -----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............         37,031,717           16,595,104          16,610,486
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................          2,056,860              924,200             683,838
Cost of Shares Repurchased..............        (10,970,966)          (3,838,934)         (4,637,600)
                                         ------------------   ------------------   -----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..........................         28,117,611           13,680,370          12,656,724
                                         ------------------   ------------------   -----------------
TOTAL INCREASE IN NET ASSETS............         22,861,572           14,976,625          13,934,982
NET ASSETS:
Beginning of the Period.................         47,093,213           32,116,588          18,181,606
                                         ------------------   ------------------   -----------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($31,689), ($15,670) and $28,
  respectively)......................... $       69,954,785   $       47,093,213   $      32,116,588
                                         ==================   ==================   =================


*Distributions by Class
----------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
Investment Income:
  Class A Shares........................ $       (1,566,371)  $         (809,026)  $        (584,822)
  Class B Shares........................         (1,029,529)            (523,570)           (515,371)
  Class C Shares........................           (178,434)             (69,823)            (25,931)
                                         ------------------   ------------------   -----------------
                                         $       (2,774,334)  $       (1,402,419)  $      (1,126,124)
                                         ==================   ==================   =================
Distributions from Net Realized Gain:
  Class A Shares........................ $         (147,076)  $          (22,100)  $         (46,829)
  Class B Shares........................           (116,190)             (16,870)            (34,234)
  Class C Shares........................            (17,245)              (2,026)             (2,691)
                                         ------------------   ------------------   -----------------
                                         $         (280,511)  $          (40,996)  $         (83,754)
                                         ==================   ==================   =================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   July 29, 1994
                                                                                   (Commencement
                                        Nine Months                                of Investment
                        Year Ended         Ended         Year Ended December 31    Operations) to
                       September 30,   September 30,   ---------------------------  December 31,
Class A Shares             1999            1998         1997      1996      1995        1994
-------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period................    $16.223         $15.734      $14.992   $15.048   $13.579    $14.300
                          -------         -------      -------   -------   -------    -------
  Net Investment
    Income............       .794            .596         .786      .816      .821       .302
  Net Realized and
    Unrealized
    Gain/Loss.........     (1.198)           .509         .795     (.074)    1.476      (.722)
                          -------         -------      -------   -------   -------    -------
Total from Investment
  Operations..........      (.404)          1.105        1.581      .742     2.297      (.420)
                          -------         -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income............       .792            .599         .798      .798      .828       .301
  Distributions from
    Net Realized
    Gain..............       .088            .017         .041       -0-       -0-        -0-
                          -------         -------      -------   -------   -------    -------
Total Distributions...       .880            .616         .839      .798      .828       .301
                          -------         -------      -------   -------   -------    -------
Net Asset Value, End
  of the Period.......    $14.939         $16.223      $15.734   $14.992   $15.048    $13.579
                          =======         =======      =======   =======   =======    =======
Total Return*(a)......     (2.61%)          7.11%**     10.92%     5.14%    17.33%     (2.93%)**
Net Assets at End of
  the Period (In
  millions)...........    $  36.6         $  25.0      $  18.0   $   7.7   $   5.4    $   2.9
Ratio of Expenses to
  Average Net
  Assets*.............       .33%            .39%         .64%      .31%      .21%       .26%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............      5.03%           5.01%        5.16%     5.56%     5.63%      5.27%
Portfolio Turnover....        67%             53%**        60%      126%       51%        68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets..............      1.23%           1.43%        1.47%     1.82%     2.10%      2.73%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............      4.13%           3.97%        4.33%     4.04%     3.74%      2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  July 29, 1994
                                                                                  (Commencement
                                       Nine Months                                of Investment
                       Year Ended         Ended         Year Ended December 31,   Operations) to
                      September 30,   September 30,   ---------------------------  December 31,
Class B Shares            1999            1998         1997      1996      1995        1994
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...............    $16.208         $15.727      $14.992   $15.046   $13.578    $14.300
                         -------         -------      -------   -------   -------    -------
  Net Investment
    Income...........       .679            .509         .684      .704      .713       .263
  Net Realized and
    Unrealized
    Gain/Loss........     (1.200)           .507         .782     (.068)    1.476      (.722)
                         -------         -------      -------   -------   -------    -------
Total from Investment
  Operations.........      (.521)          1.016        1.466      .636     2.189      (.459)
                         -------         -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income...........       .684            .518         .690      .690      .721       .263
  Distributions from
    Net Realized
    Gain.............       .088            .017         .041       -0-       -0-        -0-
                         -------         -------      -------   -------   -------    -------
Total
  Distributions......       .772            .535         .731      .690      .721       .263
                         -------         -------      -------   -------   -------    -------
Net Asset Value, End
  of the Period......    $14.915         $16.208      $15.727   $14.992   $15.046    $13.578
                         =======         =======      =======   =======   =======    =======
Total Return*(a).....     (3.34%)          6.58%**     10.07%     4.37%    16.47%     (3.20%)**
Net Assets at End of
  the Period (In
  millions)..........    $  28.2         $  19.0      $  13.1   $  10.1   $   9.7    $   8.1
Ratio of Expenses to
  Average Net
  Assets*............      1.08%           1.14%        1.36%     1.07%      .93%       .96%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............      4.27%           4.26%        4.49%     4.79%     4.93%      4.58%
Portfolio Turnover...        67%             53%**        60%      126%       51%        68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............      1.98%           2.19%        2.18%     2.60%     2.82%      3.42%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............      3.37%           3.21%        3.67%     3.26%     3.04%      2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  July 29, 1994
                                                                                  (Commencement
                                       Nine Months                                of Investment
                       Year Ended         Ended         Year Ended December 31,   Operations) to
                      September 30,   September 30,   ---------------------------  December 31,
Class C Shares            1999            1998         1997      1996      1995        1994
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period...............    $16.204         $15.726      $14.992   $15.041   $13.579    $14.300
                         -------         -------      -------   -------   -------    -------
  Net Investment
    Income...........       .682            .515         .676      .701      .711       .267
  Net Realized and
    Unrealized
    Gain/Loss........     (1.196)           .498         .789     (.060)    1.472      (.725)
                         -------         -------      -------   -------   -------    -------
Total from Investment
  Operations.........      (.514)          1.013        1.465      .641     2.183      (.458)
                         -------         -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income...........       .684            .518         .690      .690      .721       .263
  Distributions from
    Net Realized
    Gain.............       .088            .017         .041       -0-       -0-        -0-
                         -------         -------      -------   -------   -------    -------
Total
  Distributions......       .772            .535         .731      .690      .721       .263
                         -------         -------      -------   -------   -------    -------
Net Asset Value, End
  of the Period......    $14.918         $16.204      $15.726   $14.992   $15.041    $13.579
                         =======         =======      =======   =======   =======    =======
Total Return*(a).....     (3.28%)          6.51%**     10.07%     4.44%    16.39%     (3.20%)**
Net Assets at End of
  the Period (In
  millions)..........    $   5.1         $   3.1      $   1.0   $    .4   $    .4    $    .2
Ratio of Expenses to
  Average Net
  Assets*............      1.08%           1.14%        1.41%     1.08%      .98%       .96%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............      4.28%           4.22%        4.37%     4.78%     4.81%      4.58%
Portfolio Turnover...        67%             53%**        60%      126%       51%        68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............      1.98%           2.18%        2.23%     2.61%     2.86%      3.42%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............      3.38%           3.17%        3.55%     3.25%     2.93%      2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $75,000. These costs were amortized on a straight line basis over the 60 month period ended July 28, 1999.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $74,876,539; the aggregate gross unrealized appreciation is $918,063 and the aggregate gross unrealized depreciation is $2,629,695, resulting in net unrealized depreciation on long- and short-term investments of $1,711,632.

    Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                               September 30, 1999
--------------------------------------------------------------------------------

G. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $995 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................    .600 of 1%
Over $500 million.....................................    .500 of 1%

    For the year ended September 30, 1999, the Adviser voluntarily waived $353,477 of its investment advisory fees and assumed $180,785 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $5,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $69,900 representing Van Kampen's cost of providing accounting and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $15,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1999, Van Kampen owned 100 shares each of Classes A, B and
C.

3. CAPITAL TRANSACTIONS

At September 30, 1999, capital aggregated $37,735,427, $28,665,275 and $5,387,748 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,174,020    $ 18,522,207
  Class B......................................    984,624      15,451,431
  Class C......................................    195,063       3,058,079
                                                ----------    ------------
Total Sales....................................  2,353,707    $ 37,031,717
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     82,755    $  1,297,421
  Class B......................................     39,877         624,335
  Class C......................................      8,638         135,104
                                                ----------    ------------
Total Dividend Reinvestment....................    131,270       2,056,860
                                                ==========    ============
Repurchases:
  Class A......................................   (347,401)   $ (5,425,572)
  Class B......................................   (302,183)     (4,719,677)
  Class C......................................    (53,303)       (825,717)
                                                ----------    ------------
Total Repurchases..............................   (702,887)   $(10,970,966)
                                                ==========    ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $23,341,371, $17,309,186, and
$3,020,282 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.......................................    520,265    $ 8,251,633
  Class B.......................................    391,237      6,192,887
  Class C.......................................    135,402      2,150,584
                                                 ----------    -----------
Total Sales.....................................  1,046,904    $16,595,104
                                                 ==========    ===========
Dividend Reinvestment:
  Class A.......................................     39,009    $   619,536
  Class B.......................................     16,654        264,369
  Class C.......................................      2,532         40,295
                                                 ----------    -----------
Total Dividend Reinvestment.....................     58,195    $   924,200
                                                 ==========    ===========
Repurchases:
  Class A.......................................   (160,416)   $(2,542,226)
  Class B.......................................    (72,177)    (1,139,992)
  Class C.......................................     (9,896)      (156,716)
                                                 ----------    -----------
Total Repurchases...............................   (242,489)   $(3,838,934)
                                                 ==========    ===========

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $17,012,428, $11,991,922, and
$986,119 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                  SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   704,992    $10,792,140
  Class B.......................................   335,132      5,071,998
  Class C.......................................    48,608        746,348
                                                 ---------    -----------
Total Sales..................................... 1,088,732    $16,610,486
                                                 =========    ===========
Dividend Reinvestment:
  Class A.......................................    27,283    $   418,784
  Class B.......................................    15,994        244,789
  Class C.......................................     1,318         20,265
                                                 ---------    -----------
Total Dividend Reinvestment.....................    44,595    $   683,838
                                                 =========    ===========
Repurchases:
  Class A.......................................  (103,563)   $(1,589,463)
  Class B.......................................  (193,090)    (2,927,339)
  Class C.......................................    (7,857)      (120,798)
                                                 ---------    -----------
Total Repurchases...............................  (304,510)   $(4,637,600)
                                                 =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                               September 30, 1999
--------------------------------------------------------------------------------

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $25,700 and CDSC on redeemed shares of approximately $73,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $70,060,386 and $39,573,306, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $210,000.

PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

    (a)(1) -- Agreement and Declaration of Trust(1)
      (2) --  Certificate of Amendment(10)
      (3) --  Second Amended and Restated Certificate of Designation for:
                 (i)  Van Kampen Insured Tax Free Income Fund(10)
                (ii)  Van Kampen Tax Free High Income Fund(10)
               (iii)  Van Kampen California Insured Tax Free Fund(10)
                (iv)  Van Kampen Municipal Income Fund(10)
                 (v)  Van Kampen Florida Insured Tax Free Income Fund(10)
                (vi)  Van Kampen New York Tax Free Income Fund(10)
               (vii)  Van Kampen Michigan Tax Free Income Fund(10)
              (viii)  Van Kampen Missouri Tax Free Income Fund(10)
                (ix)  Van Kampen Ohio Tax Free Income Fund(10)
          --  Third Amended and Restated Certificate of Designation for:
                 (x)  Van Kampen Intermediate Term Municipal Income Fund(10)
                (xi)  Van Kampen California Municipal Income Fund++
    (b)     -- By-Laws(1)
    (c)     -- Specimen Certificate of Share of Beneficial Interest of:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Municipal Income Fund
                      1. Class A Shares++
                      2. Class B Shares++
                      3. Class C Shares++
                (ix)  Van Kampen Michigan Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
    (d)     -- Investment Advisory Agreement for:
                 (i)  Van Kampen Insured Tax Free Income Fund(3)
                (ii)  Van Kampen Tax Free High Income Fund(3)
               (iii)  Van Kampen California Insured Tax Free Fund(3)
                (iv)  Van Kampen Municipal Income Fund(3)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
               (vii)  Van Kampen New York Tax Free Income Fund(3)
              (viii)  Van Kampen California Municipal Income Fund++
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)

   (e)(1) --  Distribution and Service Agreement for:
                    (i)  Van Kampen Insured Tax Free Income Fund(3)
                   (ii)  Van Kampen Tax Free High Income Fund(3)
                  (iii)  Van Kampen California Insured Tax Free Fund(3)
                   (iv)  Van Kampen Municipal Income Fund(3)
                    (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
                  (vii)  Van Kampen New York Tax Free Income Fund(3)
                 (viii)  Van Kampen California Municipal Income Fund++
                   (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                    (x)  Van Kampen Missouri Tax Free Income Fund(2)
                   (xi)  Van Kampen Ohio Tax Free Income Fund(2)
      (2) --  Form of Dealer Agreement(4)
      (3) --  Form of Broker Fully Disclosed Selling Agreement(4)
      (4) --  Form of Bank Fully Disclosed Selling Agreement(4)
   (f)(1) --  Form of Trustee Deferred Compensation Plan(11)
   (f)(2) --  Form of Trustee Retirement Plan(11)
   (g)(1) --  Custodian Contract for:
                    (i)  Van Kampen Insured Tax Free Income Fund(5)
                   (ii)  Van Kampen Tax Free High Income Fund(5)
                  (iii)  Van Kampen California Insured Tax Free Fund(5)
                   (iv)  Van Kampen Municipal Income Fund(5) and (6)
                    (v)  Van Kampen Intermediate Term Municipal Income Fund(5)
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund(5)
                  (vii)  Van Kampen New York Tax Free Income Fund(5)
                 (viii)  Van Kampen California Municipal Income Fund(2) and (5)
                   (ix)  Van Kampen Michigan Tax Free Income Fund(2) and (7)
                    (x)  Van Kampen Missouri Tax Free Income Fund(2) and (7)
                   (xi)  Van Kampen Ohio Tax Free Income Fund(2) and (7)
      (2) --  Transfer Agency and Service Agreement(5)
   (h)(2) --  Fund Accounting Agreement(5)
      (3) --  Legal Services Agreement(3)
   (i)(1) --  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) for:
                    (i)  Van Kampen Insured Tax Free Income Fund(8)
                   (ii)  Van Kampen Tax Free High Income Fund(8)
                  (iii)  Van Kampen California Insured Tax Free Fund(8)
                   (iv)  Van Kampen Municipal Income Fund(8)
                    (v)  Van Kampen Intermediate Term Municipal Income Fund(8)
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund(8)
                  (vii)  Van Kampen New York Tax Free Income Fund(8)
                 (viii)  Van Kampen California Municipal Income Fund++
                   (ix)  Van Kampen Michigan Tax Free Income Fund++
                    (x)  Van Kampen Missouri Tax Free Income Fund++
                   (xi)  Van Kampen Ohio Tax Free Income Fund++
      (2) --  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
   (j)    --  Consents of KPMG LLP for:
                    (i)  Van Kampen Insured Tax Free Income Fund+
                   (ii)  Van Kampen Tax Free High Income Fund+
                  (iii)  Van Kampen California Insured Tax Free Fund+
                   (iv)  Van Kampen Municipal Income Fund+
                    (v)  Van Kampen Intermediate Term Municipal Income Fund+
                   (vi)  Van Kampen Florida Insured Tax Free Income Fund+


               (vii)  Van Kampen New York Tax Free Income Fund+
              (viii)  Van Kampen California Municipal Income Fund++
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (k)    -- Not applicable
    (l)    -- Letter of understanding relating to initial capital(9)
    (m)(1) -- Plan of Distribution Pursuant to Rule 12b-1 for:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Municipal Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
        (2) -- Form of Shareholder Assistance Agreement(4)
        (3) -- Form of Administrative Services Agreement(4)
        (4) -- Service Plan for:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Municipal Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (n)    -- Not applicable
    (o)    -- Amended Multi-Class Plan(8)
    (p)    -- Power of Attorney(11)
    (z)(1) -- List of Investment Companies in response to Item 27(a)+
       (2) -- List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
 (2) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on September 30, 1994.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 30, 1998.
 (4) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
 (5) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.
 (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed May 25, 1990.
 (7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration on Form N-1A, File Number 2-99715, filed February 22, 1988.
 (8) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.
 (9) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed August 15, 1985.

(10) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on November 25, 1998.


(11) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 7, 2000.

 + Filed herewith.

++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statements of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement", "Other Agreements", and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The Registrant's sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).


     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers are disclosed in Exhibit
(z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained (i) by the Registrant will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by the Adviser and by Van Kampen Funds Inc., the principal underwriter, will be maintained at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TAX FREE TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 28th day of January, 2000.


                                      VAN KAMPEN TAX FREE TRUST

                                      By:      /s/  A. THOMAS SMITH III
                                         ---------------------------------------
                                                  A. Thomas Smith III,
                                                Executive Vice President,
                                              General Counsel and Secretary


     Pursuant to the requirements of the 1933 Act, this Amendment to this Registration Statement has been signed on January 28, 2000 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

            /s/  RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

               /s/  JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/  JERRY D. CHOATE*                  Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/  MITCHELL M. MERIN*                 Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

              /s/  SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

               /s/  PAUL G. YOVOVICH*                  Trustee
-----------------------------------------------------
                  Paul G. Yovovich
------------
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

              /s/  A. THOMAS SMITH III                                               January 28, 2000
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 45 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


EXHIBIT
 NUMBER                                       EXHIBIT
-------                                       -------
(i)(2) --  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)    --  Consents of KPMG LLP for:
              (i)   Van Kampen Insured Tax Free Income Fund
             (ii)   Van Kampen Tax Free High Income Fund
            (iii)   Van Kampen California Insured Tax Free Fund
             (iv)   Van Kampen Municipal Income Fund
              (v)   Van Kampen Intermediate Term Municipal Income Fund
             (vi)   Van Kampen Florida Insured Tax Free Income Fund
            (vii)   Van Kampen New York Tax Free Income Fund
(z)(1) --  List of Investment Companies in response to Item 27(a)
           List of Officers and Directors of Van Kampen Funds Inc. in response
  (2) --   to Item 27(b)